                                                                              EXECUTION COPY
                            RESIDENTIAL ASSET SECURITIES CORPORATION,

                                         Depositor,

                             RESIDENTIAL FUNDING COMPANY, LLC,

                                      Master Servicer,

                                            and

                               U.S. BANK NATIONAL ASSOCIATION

                                          Trustee

                              POOLING AND SERVICING AGREEMENT

                                Dated as of October 27, 2006

                Home Equity Mortgage Asset-Backed Pass-Through Certificates

                                      Series 2006-KS9

ARTICLE II  CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES.69

      Section 2.01.  Conveyance of Mortgage Loans...........................69

      Section 2.02.  Acceptance by Trustee..................................72

      Section 2.03.  Representations, Warranties and Covenants of the Master Servicer
                     and the Depositor......................................73

      Section 2.04.  Representations and Warranties of Sellers..............75

      Section 2.05.  Execution and Authentication of Certificates; Conveyance of

      Section 3.02.  Subservicing Agreements Between Master Servicer and
                     Subservicers; Enforcement of Subservicers' Obligations.80

      Section 3.03.  Successor Subservicers.................................81

      Section 3.04.  Liability of the Master Servicer.......................82

      Section 3.05.  No Contractual Relationship Between Subservicer and Trustee or
                     Certificateholders.....................................82

      Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee
                     82

      Section 3.07.  Collection of Certain Mortgage Loan Payments; Deposits to
                     Custodial Account......................................82

      Section 3.08.  Subservicing Accounts; Servicing Accounts..............85

      Section 3.09.  Access to Certain Documentation and Information Regarding the

      Section 3.12.  Maintenance of Fire Insurance and Omissions and Fidelity Coverage
                     88

      Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and Modification

      Section 3.16.  Servicing and Other Compensation; Compensating Interest94

      Section 3.17.  Reports to the Trustee and the Depositor...............95

      Section 3.18.  Annual Statement as to Compliance and Servicing
                     Assessment ............................................96

      Section 3.19.  Annual Independent Public Accountants' Servicing Report96

      Section 3.20.  Right of the Depositor in Respect of the Master Servicer96

      Section 4.03.  Statements to Certificateholders; Statements to Rating Agencies;
                     Exchange Act Reporting................................106

      Section 4.04.  Distribution of Reports to the Trustee and the Depositor;
                     Advances by the Master Servicer.......................109

      Section 4.05.  Allocation of Realized Losses.........................111

      Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged

      Section 5.02.  Registration of Transfer and Exchange of Certificates.117

      Section 6.01.  Respective Liabilities of the Depositor and the Master
                     Servicer .............................................122

      Section 6.02.  Merger or Consolidation of the Depositor or the Master Servicer;
                     Assignment of Rights and Delegation of Duties by Master
                     Servicer .............................................122

      Section 6.03.  Limitation on Liability of the Depositor, the Master Servicer

      Section 7.02.  Trustee or Depositor to Act; Appointment of Successor.125

      Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.130

      Section 8.04.  Trustee May Own Certificates..........................130

      Section 8.05.  Master Servicer to Pay Trustee's Fees and Expenses;

      Section 9.01.  Termination Upon Purchase or Liquidation of All Mortgage

      Section 10.02. Master Servicer, REMIC Administrator and Trustee

      Section 12.02. Additional Representations and Warranties of the Trustee149

Exhibit F-1 Group I Loan Schedule........................................F-1-1

Exhibit F-2 Group II Loan Schedule.......................................F-2-1

Exhibit G   Form of Request for Release....................................G-1

Exhibit H-1 Form of Transfer Affidavit and Agreement.....................H-1-1

Exhibit H-2 Form of Transferor Certificate...............................H-2-1

Exhibit I   Form of Investor Representation Letter.........................I-1

Exhibit J   Form of Transferor Representation Letter.......................J-1

Exhibit K   Text of Amendment to Pooling and Servicing Agreement Pursuant to

Exhibit T-1 Form of 10-K Certification...................................T-1-1

Exhibit T-2 Form of Back-Up Certification................................T-2-1

Exhibit U   Information to be Provided by the Master Servicer to the Rating Agencies

      This  Pooling  and  Servicing  Agreement,  effective  as of October  27,  2006,  among
RESIDENTIAL  ASSET  SECURITIES  CORPORATION,  as the depositor  (together with its permitted successors  and assigns,  the  "Depositor"),  RESIDENTIAL  FUNDING  COMPANY,  LLC, as master servicer (together with its permitted  successors and assigns,  the "Master Servicer"),  and
U.S.  BANK  NATIONAL  ASSOCIATION,  a banking  association  organized  under the laws of the
United  States,  as trustee and  supplemental  interest  trust  trustee  (together  with its permitted  successors  and assigns,  the  "Trustee"  and the  "Supplemental  Interest  Trust
Trustee", respectively).

                                   PRELIMINARY STATEMENT:

      The  Depositor  intends  to  sell  mortgage  asset-backed   pass-through  certificates
(collectively, the "Certificates"),  to be issued hereunder in sixteen Classes, which in the aggregate will evidence the entire beneficial  ownership  interest in the Mortgage Loans (as defined herein) and certain other related assets.

                                          REMIC I

      As  provided  herein,  the  REMIC  Administrator  will make an  election  to treat the segregated pool of assets  consisting of the Mortgage Loans and certain other related assets
(exclusive of the  Supplemental  Interest Trust Account and the Swap  Agreement)  subject to this Agreement as a real estate mortgage  investment  conduit (a "REMIC") for federal income tax  purposes,  and  such  segregated  pool of  assets  will  be  designated  as  "REMIC I."
Component  I of the  Class R  Certificates  will  represent  the  sole  Class  of  "residual interests"  in REMIC I  for  purposes of the REMIC  Provisions  (as  defined  herein)  under federal  income  tax law.  The  following  table  irrevocably  sets  forth the  designation, remittance rate (the "Uncertificated  REMIC I Pass-Through Rate") and initial Uncertificated
Principal  Balance for each of the  "regular  interests"  in REMIC I (the  "REMIC I  Regular
Interests").  The  "latest  possible  maturity  date"  (determined  solely for  purposes  of
satisfying  Treasury  regulation   Section 1.860G-1(a)(4)(iii))  for  each  REMIC I  Regular
Interest  shall  be the  Maturity  Date.  None  of the  REMIC I  Regular  Interests  will be certificated.

                 Uncertificated
                    REMIC I
                  Pass-Through      Initial Uncertificated
 Designation          Rate            Principal Balance
    I-1-A         Variable(1)          $3,508,242.225
    I-2-A         Variable(1)          $5,142,221.255
    I-3-A         Variable(1)          $6,790,264.820
    I-4-A         Variable(1)          $8,440,239.210
    I-5-A         Variable(1)          $10,079,353.190
    I-6-A         Variable(1)          $11,694,272.815
    I-7-A         Variable(1)          $13,271,253.435
    I-8-A         Variable(1)          $14,795,460.570
    I-9-A         Variable(1)          $16,203,148.840
    I-10-A        Variable(1)          $17,139,392.770
    I-11-A        Variable(1)          $17,657,903.735
    I-12-A        Variable(1)          $17,012,885.250
    I-13-A        Variable(1)          $16,391,072.010
    I-14-A        Variable(1)          $15,792,247.075
    I-15-A        Variable(1)          $15,215,552.550
    I-16-A        Variable(1)          $14,660,162.795
    I-17-A        Variable(1)          $14,125,283.205
    I-18-A        Variable(1)          $13,610,149.040
    I-19-A        Variable(1)          $13,123,521.755
    I-20-A        Variable(1)          $12,682,750.125
    I-21-A        Variable(1)          $14,469,173.560
    I-22-A        Variable(1)          $20,922,912.195
    I-23-A        Variable(1)          $19,409,039.605
    I-24-A        Variable(1)          $17,980,837.165
    I-25-A        Variable(1)          $16,671,626.535
    I-26-A        Variable(1)          $14,301,213.280
    I-27-A        Variable(1)          $9,593,930.600
    I-28-A        Variable(1)          $9,183,143.625
    I-29-A        Variable(1)          $8,792,703.190
    I-30-A        Variable(1)          $8,418,955.455
    I-31-A        Variable(1)          $8,062,188.765
    I-32-A        Variable(1)          $7,721,069.690
    I-33-A        Variable(1)          $7,394,893.840
    I-34-A        Variable(1)          $7,082,959.720
    I-35-A        Variable(1)          $6,783,285.065
    I-36-A        Variable(1)          $6,494,508.680
    I-37-A        Variable(1)          $6,222,148.245
    I-38-A        Variable(1)          $5,961,639.485
    I-39-A        Variable(1)          $5,712,452.800
    I-40-A        Variable(1)          $5,474,081.570
    I-41-A        Variable(1)          $5,245,943.850
    I-42-A        Variable(1)          $5,027,555.430
    I-43-A        Variable(1)          $4,818,855.600
    I-44-A        Variable(1)          $4,619,167.880
    I-45-A        Variable(1)          $4,428,091.705
    I-46-A        Variable(1)          $4,245,240.560
    I-47-A        Variable(1)          $4,070,184.605
    I-48-A        Variable(1)          $3,902,673.115
    I-49-A        Variable(1)          $3,742,398.890
    I-50-A        Variable(1)          $3,588,988.925
    I-51-A        Variable(1)          $3,442,139.855
    I-52-A        Variable(1)          $3,301,561.655
    I-53-A        Variable(1)          $3,166,978.580
    I-54-A        Variable(1)          $3,038,126.100
    I-55-A        Variable(1)          $2,914,752.000
    I-56-A        Variable(1)          $2,796,615.470
    I-57-A        Variable(1)          $2,683,485.370
    I-58-A        Variable(1)          $2,575,143.910
    I-59-A        Variable(1)          $2,472,802.365
    I-60-A        Variable(1)          $62,331,230.720
    I-1-B         Variable(1)          $3,508,242.225
    I-2-B         Variable(1)          $5,142,221.255
    I-3-B         Variable(1)          $6,790,264.820
    I-4-B         Variable(1)          $8,440,239.210
    I-5-B         Variable(1)          $10,079,353.190
    I-6-B         Variable(1)          $11,694,272.815
    I-7-B         Variable(1)          $13,271,253.435
    I-8-B         Variable(1)          $14,795,460.570
    I-9-B         Variable(1)          $16,203,148.840
    I-10-B        Variable(1)          $17,139,392.770
    I-11-B        Variable(1)          $17,657,903.735
    I-12-B        Variable(1)          $17,012,885.250
    I-13-B        Variable(1)          $16,391,072.010
    I-14-B        Variable(1)          $15,792,247.075
    I-15-B        Variable(1)          $15,215,552.550
    I-16-B        Variable(1)          $14,660,162.795
    I-17-B        Variable(1)          $14,125,283.205
    I-18-B        Variable(1)          $13,610,149.040
    I-19-B        Variable(1)          $13,123,521.755
    I-20-B        Variable(1)          $12,682,750.125
    I-21-B        Variable(1)          $14,469,173.560
    I-22-B        Variable(1)          $20,922,912.195
    I-23-B        Variable(1)          $19,409,039.605
    I-24-B        Variable(1)          $17,980,837.165
    I-25-B        Variable(1)          $16,671,626.535
    I-26-B        Variable(1)          $14,301,213.280
    I-27-B        Variable(1)          $9,593,930.600
    I-28-B        Variable(1)          $9,183,143.625
    I-29-B        Variable(1)          $8,792,703.190
    I-30-B        Variable(1)          $8,418,955.455
    I-31-B        Variable(1)          $8,062,188.765
    I-32-B        Variable(1)          $7,721,069.690
    I-33-B        Variable(1)          $7,394,893.840
    I-34-B        Variable(1)          $7,082,959.720
    I-35-B        Variable(1)          $6,783,285.065
    I-36-B        Variable(1)          $6,494,508.680
    I-37-B        Variable(1)          $6,222,148.245
    I-38-B        Variable(1)          $5,961,639.485
    I-39-B        Variable(1)          $5,712,452.800
    I-40-B        Variable(1)          $5,474,081.570
    I-41-B        Variable(1)          $5,245,943.850
    I-42-B        Variable(1)          $5,027,555.430
    I-43-B        Variable(1)          $4,818,855.600
    I-44-B        Variable(1)          $4,619,167.880
    I-45-B        Variable(1)          $4,428,091.705
    I-46-B        Variable(1)          $4,245,240.560
    I-47-B        Variable(1)          $4,070,184.605
    I-48-B        Variable(1)          $3,902,673.115
    I-49-B        Variable(1)          $3,742,398.890
    I-50-B        Variable(1)          $3,588,988.925
    I-51-B        Variable(1)          $3,442,139.855
    I-52-B        Variable(1)          $3,301,561.655
    I-53-B        Variable(1)          $3,166,978.580
    I-54-B        Variable(1)          $3,038,126.100
    I-55-B        Variable(1)          $2,914,752.000
    I-56-B        Variable(1)          $2,796,615.470
    I-57-B        Variable(1)          $2,683,485.370
    I-58-B        Variable(1)          $2,575,143.910
    I-59-B        Variable(1)          $2,472,802.365
    I-60-B        Variable(1)          $62,331,230.720
      I           Variable(1)           $103,871.853
      II          Variable(1)            $19,542.545
     A-I          Variable(1)          $41,220,408.792
_______________
(1)   Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                          REMIC II

      As  provided  herein,  the  REMIC  Administrator  will make an  election  to treat the segregated  pool of  assets  consisting  of the  REMIC I  Regular  Interests  as a REMIC for
federal  income tax  purposes,  and such  segregated  pool of assets will be  designated  as
"REMIC  II."  Component  II of the Class R  Certificates  will  represent  the sole Class of
"residual  interests" in REMIC II for purposes of the REMIC  Provisions (as defined  herein)
under federal income tax law. The following table  irrevocably  sets forth the  designation,
remittance   rate  (the   "Uncertificated   REMIC  II   Pass-Through   Rate")  and   initial
Uncertificated  Principal  Balance  for  each of the  "regular  interests"  in REMIC II (the
"REMIC II Regular  Interests").  The "latest possible maturity date" (determined  solely for purposes of satisfying  Treasury  regulation Section 1.860G  1(a)(4)(iii)) for each REMIC II
Regular  Interest  shall be the Maturity Date.  None of the REMIC II Regular  Interests will be certificated.

                  Uncertificated
                     REMIC II        Initial Uncertificated
 Designation     Pass-Through Rate      Principal Balance
     Y-1           Variable(1)                $519,355.26
     Y-2           Variable(1)                 $97,712.72
     Z-1           Variable(1)          $1,038,199,171.27
     Z-2           Variable(1)            $195,327,736.59
    LT-IO          Variable(1)                (2)
_______________
(1)   Calculated as provided in the definition of Uncertificated REMIC II Pass-Through Rate.
(2)   REMIC II Regular Interest LT-IO will not have an Uncertificated  Principal Balance but will accrue interest on its uncertificated  notional amount calculated in accordance with the definition of "Uncertificated Notional Amount" herein.

                                         REMIC III

      As  provided  herein,  the  REMIC  Administrator  will make an  election  to treat the segregated  pool of assets  consisting  of the  REMIC II  Regular  Interests  as a REMIC for
federal  income tax  purposes,  and such  segregated  pool of assets will be  designated  as
"REMIC III."  Component  III of the Class R  Certificates  will  represent the sole Class of
"residual  interests" in REMIC III for purposes of the REMIC  Provisions (as defined herein)
under federal income tax law. The following table  irrevocably  sets forth the  designation,
remittance   rate  (the   "Uncertificated   REMIC  III   Pass-Through   Rate")  and  initial
Uncertificated  Principal  Balance  for each of the  "regular  interests"  in REMIC III (the
"REMIC III Regular  Interests").  The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation  Section 1.860G-1(a)(4)(iii))  for each REMIC III
Regular  Interest shall be the Maturity Date.  None of the REMIC III Regular  Interests will be certificated.

                  Uncertificated
                     REMIC III       Initial Uncertificated
 Designation     Pass-Through Rate      Principal Balance
     LT1           Variable(1)          $1,038,027,675.28
     LT2           Variable(1)                 $36,247.71
     LT3              0.00%                    $67,624.14
     LT4           Variable(1)                 $67,624.14
     LT5           Variable(1)            $195,295,260.45
     LT6           Variable(1)                  $6,608.96
     LT7              0.00%                    $12,933.59
     LT8           Variable(1)                 $12,933.59
    LT-Y1          Variable(1)                $519,355.26
    LT-Y2          Variable(1)                 $97,712.72
    LT-IO          Variable(1)                (2)
_______________
(1)   Calculated as provided in the  definition  of  Uncertificated  REMIC III  Pass-Through
   Rate.
(2)   REMIC III Regular  Interest LT-IO will not have an  Uncertificated  Principal  Balance but will accrue interest on its  uncertificated  notional amount calculated in accordance with the definition of "Uncertificated Notional Amount" herein.

                                          REMIC IV

      As provided herein,  the REMIC  Administrator  will elect to treat the segregated pool of assets  consisting of the REMIC III Regular  Interests as a REMIC for federal  income tax purposes,  and such segregated  pool of assets will be designated as REMIC IV.  Component IV of the Class R Certificates will represent the sole Class of  "residual  interests" in REMIC
IV for purposes of the REMIC  Provisions  under federal income tax law. The following  table irrevocably sets forth the designation,  Pass-Through  Rate,  aggregate Initial  Certificate
Principal Balance,  certain features, month of Final Scheduled Distribution Date and initial ratings for each  Class of  Certificates  comprising  the  interests  representing  "regular interests"  in REMIC  IV.  The  "latest  possible  maturity  date"  (determined  solely  for purposes of satisfying  Treasury  Regulation Section 1.860G-1(a)(4)(iii))  for each of REMIC
IV Regular Interest shall be the Maturity Date.
                                                                                        Month of
                                                                                          Final
                                            Aggregate Initial                           Scheduled
                            Pass-Through     Certificate                              Distribution
 Designation     Type           Rate       Principal Balance         Features             Date
                                                                                                         S&P    Moody's   Fitch
 Clas A-I-1    Regular(1)  Adjustable(2)(3)                      Senior/Adjustable      April 2030      AAA      Aaa      AAA
                                             $ 376,471,000.00           Rate
 Class A-I-2    Regular(1)  Adjustable(2)(3)                      Senior/Adjustable     January 2034     AAA      Aaa      AAA
                                             $ 164,849,000.00           Rate
 Class A-I-3    Regular(1)  Adjustable(2)(3)                      Senior/Adjustable    September 2036    AAA      Aaa      AAA
                                             $ 153,889,000.00           Rate
 Class A-I-4    Regular(1)  Adjustable(2)(3)                      Senior/Adjustable     November 2036    AAA      Aaa      AAA
                                             $ 119,666,000.00           Rate
  Class A-II    Regular(1)  Adjustable(2)(3)                      Senior/Adjustable     November 2036    AAA      Aaa      AAA
                                             $ 153,311,000.00           Rate
  Class M-1S    Regular(1)  Adjustable(2)(3)                    Mezzanine/Adjustable    November 2036    AA+      Aa1      AA+
                                             $ 47,515,000.00            Rate
  Class M-2S    Regular(1)  Adjustable(2)(3)                    Mezzanine/Adjustable    November 2036     AA      Aa2       AA
                                             $ 41,960,000.00            Rate
  Class M-3S    Regular(1)  Adjustable(2)(3)                    Mezzanine/Adjustable    November 2036     AA      Aa3      AA-
                                             $ 25,300,000.00            Rate
  Class M-4     Regular(1)  Adjustable(2)(3)                    Mezzanine/Adjustable    November 2036    AA-       A1       A+
                                             $ 22,832,000.00            Rate
  Class M-5     Regular(1)  Adjustable(2)(3)                    Mezzanine/Adjustable    November 2036     A+       A2       A
                                             $ 22,215,000.00            Rate
  Class M-6     Regular(1)  Adjustable(2)(3)                    Mezzanine/Adjustable    November 2036     A        A3       A-
                                             $ 20,363,000.00            Rate
  Class M-7     Regular(1)  Adjustable(2)(3)                    Mezzanine/Adjustable    November 2036    BBB+     Baa1     BBB+
                                             $ 20,363,000.00            Rate
  Class M-8     Regular(1)  Adjustable(2)(3)                    Mezzanine/Adjustable    November 2036    BBB      Baa2     BBB
                                             $ 14,810,000.00            Rate
  Class M-9     Regular(1)  Adjustable(2)(3)                    Mezzanine/Adjustable    November 2036    BBB-     Baa3     BBB-
                                             $ 13,575,000.00            Rate
   Class SB     Regular          (4)                                 Subordinate             N/A         N/R      N/R
                   (4)                       $ 37,024,975.84
      IO        Regular          (6)               (7)              Interest Only                        N/R      N/R
                   (5)

___________________
(1)   This  Class  of  Certificates  represents  ownership  of a REMIC IV  Regular  Interest together with (i) certain  rights to payments to be made from amounts  received under the
   Swap  Agreement  which will be deemed made for  federal  income tax  purposes  outside of
   REMIC IV by the holder of the Class SB  Certificates  as the owner of the Swap  Agreement and (ii) the obligation to pay the Class IO Distribution  Amount.  Any amount distributed on  this  Class  of  Certificates  on any  Distribution  Date  in  excess  of the  amount distributable  on the related REMIC IV Regular Interest on such  Distribution  Date shall be treated for  federal  income tax  purposes  as having been paid from the  Supplemental
   Interest Trust Account and any amount  distributable on such REMIC IV Regular Interest on such  Distribution  Date  in  excess  of  the  amount  distributable  on  such  Class  of
   Certificates  on such  Distribution  Date  shall be  treated  as having  been paid to the
   Supplemental  Interest  Trust  Account,  all  pursuant  to and  as  further  provided  in
   Section 4.10 hereof.
(2)   The REMIC IV  Regular  Interests  ownership  of which is  represented  by the  Class A
   Certificates  and the  Class M  Certificates,  will  accrue  interest at a per annum rate equal to LIBOR plus the applicable Margin,  each subject to a payment cap as described in the  definition of  "Pass-Through  Rate" and the provisions for the payment of Basis Risk
   Shortfalls  herein,  which  payments will not be part of the  entitlement of the REMIC IV
   Regular Interests related to such Certificates.
(3)   The Class A  Certificates and Class M  Certificates will also entitle their holders to certain payments from the Holder of the Class SB  Certificates  from amounts to which the related REMIC IV Regular  Interest is entitled and from amounts  received  under the Swap
   Agreement, which will not be a part of their ownership of the REMIC IV Regular Interests.
(4)   The Class SB  Certificates  will accrue  interest as described  in the  definition  of
   Accrued  Certificate  Interest.  The Class SB  Certificates  will not accrue  interest on their Certificate  Principal Balance. The Class SB  Certificates will be comprised of two
   REMIC IV Regular  Interests,  a principal only Regular  Interest  designated SB-PO and an interest only Regular Interest  designated SB-IO, which will be entitled to distributions as set forth herein.  The rights of the Holder of the Class SB  Certificates  to payments from the Swap  Agreement  shall be outside  and apart from its rights  under the REMIC IV
   Regular Interests SB-IO and SB-PO.
(5)   REMIC IV Regular  Interest  IO will be held as an asset of the  Supplemental  Interest
   Trust  Account  established  by the Trustee  and will be treated  for federal  income tax purposes as owned by the holder of the Class SB Certificates.
(6)   For  federal  income  tax  purposes,  REMIC  IV  Regular  Interest  IO will not have a
   Pass-Through  Rate, but will be entitled to 100% of the amounts  distributed on REMIC III
   Regular Interest LT-IO.
(7)   For  federal  income  tax  purposes,  REMIC IV  Regular  Interest  IO will not have an
   Uncertificated  Principal  Balance,  but  will  have  a  notional  amount  equal  to  the
   Uncertificated Notional Amount of REMIC III Regular Interest LT-IO.

      In consideration of the mutual agreements herein contained,  the Depositor, the Master
Servicer and the Trustee agree as follows:

ARTICLE I

                                        DEFINITIONS

Section 1.01    Definitions.

      Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

      Accrued  Certificate  Interest:  With  respect  to each  Distribution  Date  and  each
Class of  Class A  Certificates  and Class M  Certificates,  an amount equal to the interest accrued during the related  Interest  Accrual Period on the  Certificate  Principal  Balance
thereof  immediately prior to such  Distribution  Date at the related  Pass-Through Rate for that Distribution Date.

      The amount of Accrued  Certificate  Interest  on each Class of  Certificates  shall be reduced by the amount of  Prepayment  Interest  Shortfalls  on the  related  Mortgage  Loans during the prior calendar month to the extent not covered by Compensating  Interest pursuant to Section  3.16,  and by Relief Act  Shortfalls  on the related  Mortgage  Loans during the related  Due  Period.  The  portion  of any  Prepayment  Interest  Shortfalls  or Relief Act
Shortfalls  allocated  to the Class A  Certificates  will be based upon the  related  Senior
Percentage  of all  such  reductions  with  respect  to the  related  Mortgage  Loans,  such reductions will be allocated among the related Class A Certificates,  pro rata, on the basis of Accrued  Certificate  Interest payable on such  Distribution Date absent such reductions, with the remainder of such reductions  allocated among the Holders of all Classes of Class M
Certificates,  pro rata,  on the  basis of  Accrued  Certificate  Interest  payable  on such
Distribution Date absent such reductions.

      Accrued  Certificate  Interest for any  Distribution  Date shall further be reduced by the interest portion of Realized Losses allocated to any Class of  Certificates  pursuant to
Section 4.05.

      Accrued  Certificate  Interest  shall  accrue on the  basis of a 360-day  year and the actual number of days in the related Interest Accrual Period.

      With  respect  to each  Distribution  Date  and the  Class SB  Certificates,  interest accrued during the preceding  Interest  Accrual Period at the related  Pass-Through  Rate on the  Uncertificated  Notional  Amount as specified in the definition of  Pass-Through  Rate, immediately  prior to such  Distribution  Date,  reduced  by any  interest  shortfalls  with respect to the Mortgage Loans,  including  Prepayment  Interest Shortfalls to the extent not covered by  Compensating  Interest  pursuant to Section 3.16 or by Excess Cash Flow pursuant to  Section 4.02(c)(v)  and (vi). Accrued Certificate Interest on the Class SB  Certificates
shall  accrue on the basis of a 360-day  year and the actual  number  of days in the related
Interest Accrual Period.

      Adjusted  Available  Distribution  Amount:  With respect to any Distribution Date, the
Available  Distribution Amount increased by the excess, if any, of the Net Swap Payment owed to the Swap Counterparty over the amount  distributable on such Distribution Date in respect of REMIC IV Regular Interest IO.

      Adjusted   Mortgage  Rate:  With  respect  to  any  Mortgage  Loan  and  any  date  of determination,  the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

      Adjustment  Date:  With respect to each  adjustable-rate  Mortgage Loan, each date set forth in the related  Mortgage  Note on which an  adjustment  to the  interest  rate on such
Mortgage Loan becomes effective.

      Adjusted  Strip Rate:  With respect to any  Distribution  Date, a per annum rate equal to the excess, if any, of the  Uncertificated  REMIC I Pass-Through Rate for REMIC I Regular
Interest A-I over the  weighted  average of (v) with  respect to REMIC I  Regular  Interests ending  with the  designation  "B,"  the  weighted  average  of the  Uncertificated  REMIC I
Pass-Through  Rates  for  such  REMIC I  Regular  Interests,  weighted  on the  basis of the
Uncertificated   Principal   Balance  of  such  REMIC I  Regular  Interests  for  each  such
Distribution  Date,  (w) with respect to REMIC I  Regular  Interest A-I, the  Uncertificated
REMIC I  Pass-Through  Rate for such REMIC I Regular  Interest,  (x) with respect to REMIC I
Regular Interest I, the  Uncertificated  REMIC I  Pass-Through Rate for such REMIC I Regular
Interest,  (y) with  respect to REMIC I  Regular  Interest  II, the  Uncertificated  REMIC I
Pass-Through  Rate for such  REMIC I  Regular  Interest,  and (z) with  respect  to  REMIC I
Regular  Interests ending with the designation "A," for each Distribution Date listed below, the  weighted  average of the rates  listed  below for each such  REMIC I  Regular  Interest listed below,  weighted on the basis of the  Uncertificated  Principal  Balance of each such
REMIC I Regular Interest for each such Distribution Date:

Distribution   REMIC I Regular
   Date            Interest                           Rate

     1      I-1-A through I-60-A   2 multiplied by Swap LIBOR, subject to a
                                   maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
     2      I-2-A through I-60-A   2 multiplied by Swap LIBOR, subject to a
                                   maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A                  Uncertificated REMIC I Pass-Through Rate
     3      I-3-A through I-60-A   2 multiplied by Swap LIBOR, subject to a
                                   maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A and I-2-A        Uncertificated REMIC I Pass-Through Rate
     4      I-4-A through I-60-A   2 multiplied by Swap LIBOR, subject to a
                                   maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-3-A    Uncertificated REMIC I Pass-Through Rate
     5      I-5-A through I-44-A   2 multiplied by Swap LIBOR, subject to a
                                   maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-4-A    Uncertificated REMIC I Pass-Through Rate
     6      I-6-A through I-60-A   2 multiplied by Swap LIBOR, subject to a
                                   maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-5-A    Uncertificated REMIC I Pass-Through Rate
     7      I-7-A through I-60-A   2 multiplied by Swap LIBOR, subject to a
                                   maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-6-A    Uncertificated REMIC I Pass-Through Rate
     8      I-8-A through I-60-A   2 multiplied by Swap LIBOR, subject to a
                                   maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-7-A    Uncertificated REMIC I Pass-Through Rate
     9      I-9-A through I-60-A   2 multiplied by Swap LIBOR, subject to a
                                   maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-8-A    Uncertificated REMIC I Pass-Through Rate
    10      I-10-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-9-A    Uncertificated REMIC I Pass-Through Rate
    11      I-11-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-10-A   Uncertificated REMIC I Pass-Through Rate
    12      I-12-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-11-A   Uncertificated REMIC I Pass-Through Rate
    13      I-13-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-12-A   Uncertificated REMIC I Pass-Through Rate
    14      I-14-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-13-A   Uncertificated REMIC I Pass-Through Rate
    15      I-15-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-14-A   Uncertificated REMIC I Pass-Through Rate
    16      I-16-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-15-A   Uncertificated REMIC I Pass-Through Rate
    17      I-17-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-16-A   Uncertificated REMIC I Pass-Through Rate
    18      I-18-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-17-A   Uncertificated REMIC I Pass-Through Rate
    19      I-19-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-18-A   Uncertificated REMIC I Pass-Through Rate
    20      I-20-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-19-A   Uncertificated REMIC I Pass-Through Rate
    21      I-21-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-20-A   Uncertificated REMIC I Pass-Through Rate
    22      I-22-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-21-A   Uncertificated REMIC I Pass-Through Rate
    23      I-23-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-22-A   Uncertificated REMIC I Pass-Through Rate
    24      I-24-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-23-A   Uncertificated REMIC I Pass-Through Rate
    25      I-25-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-24-A   Uncertificated REMIC I Pass-Through Rate
    26      I-26-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-25-A   Uncertificated REMIC I Pass-Through Rate
    27      I-27-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-26-A   Uncertificated REMIC I Pass-Through Rate
    28      I-28-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-27-A   Uncertificated REMIC I Pass-Through Rate
    29      I-29-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-28-A   Uncertificated REMIC I Pass-Through Rate
    30      I-30-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-29-A   Uncertificated REMIC I Pass-Through Rate
    31      I-31-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-30-A   Uncertificated REMIC I Pass-Through Rate
    32      I-32-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-31-A   Uncertificated REMIC I Pass-Through Rate
    33      I-33-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-32-A   Uncertificated REMIC I Pass-Through Rate
    34      I-34-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-33-A   Uncertificated REMIC I Pass-Through Rate
    35      I-35-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-34-A   Uncertificated REMIC I Pass-Through Rate
    36      I-36-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-35-A   Uncertificated REMIC I Pass-Through Rate
    37      I-37-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-36-A   Uncertificated REMIC I Pass-Through Rate
    38      I-38-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-37-A   Uncertificated REMIC I Pass-Through Rate
    39      I-39-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-38-A   Uncertificated REMIC I Pass-Through Rate
    40      I-40-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-39-A   Uncertificated REMIC I Pass-Through Rate
    41      I-41-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-40-A   Uncertificated REMIC I Pass-Through Rate
    42      I-42-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-41-A   Uncertificated REMIC I Pass-Through Rate
    43      I-43-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-42-A   Uncertificated REMIC I Pass-Through Rate
    44      I-44-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-43-A   Uncertificated REMIC I Pass-Through Rate
    45      I-45-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-44-A   Uncertificated REMIC I Pass-Through Rate
    46      I-46-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-45-A   Uncertificated REMIC I Pass-Through Rate
    47      I-47-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-46-A   Uncertificated REMIC I Pass-Through Rate
    48      I-48-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-47-A   Uncertificated REMIC I Pass-Through Rate
    49      I-49-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-48-A   Uncertificated REMIC I Pass-Through Rate
    50      I-50-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-49-A   Uncertificated REMIC I Pass-Through Rate
    51      I-51-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-50-A   Uncertificated REMIC I Pass-Through Rate
    52      I-52-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-51-A   Uncertificated REMIC I Pass-Through Rate
    53      I-53-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-52-A   Uncertificated REMIC I Pass-Through Rate
    54      I-54-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-53-A   Uncertificated REMIC I Pass-Through Rate
    55      I-55-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-54-A   Uncertificated REMIC I Pass-Through Rate
    56      I-56-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-55-A   Uncertificated REMIC I Pass-Through Rate
    57      I-57-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-56-A   Uncertificated REMIC I Pass-Through Rate
    58      I-58-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-57-A   Uncertificated REMIC I Pass-Through Rate
    59      I-59-A through I-60-A  2 multiplied by Swap LIBOR, subject to a maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-58-A   Uncertificated REMIC I Pass-Through Rate
    60      I-60-A                 2 multiplied by Swap LIBOR, subject to a
                                   maximum rate of Uncertificated REMIC I
                                   Pass-Through Rate
            I-1-A through I-59-A   Uncertificated REMIC I Pass-Through Rate
Thereafter  I-1-A through I-60-A   Uncertificated REMIC I Pass-Through Rate

      Advance:  With respect to any Mortgage Loan, any advance made by the Master  Servicer, pursuant to Section 4.04.

      Affected Party:  As defined in the Swap Agreement.

      Affiliate:  With respect to any Person,  any other Person  controlling,  controlled by or under  common  control  with such first  Person.  For the  purposes  of this  definition,
"control" means the power to direct the management and policies of such Person,  directly or indirectly,  whether through the ownership of voting  securities,  by contract or otherwise;
and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      Agreement:  This  Pooling  and  Servicing  Agreement  and all  amendments  hereof  and supplements hereto.

      Amount  Held for Future  Distribution:  With  respect to any  Distribution  Date,  the total  of the  amounts  held in the  Custodial  Account  at the  close  of  business  on the preceding Determination Date on account of (i) Liquidation Proceeds,  Subsequent Recoveries,
Insurance  Proceeds,  REO Proceeds,  Principal  Prepayments,  Mortgage Loan  purchases  made pursuant to Section 2.02,  2.03, 2.04 or 4.07 and Mortgage Loan  substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such  Distribution Date (other than such Liquidation  Proceeds,  Subsequent  Recoveries,  Insurance  Proceeds,  REO Proceeds and
purchases of Mortgage  Loans that the Master  Servicer  has deemed to have been  received in the preceding  month in accordance with  Section 3.07(b))  and (ii) payments which represent early  receipt of  scheduled  payments  of  principal  and  interest  due on a date or dates subsequent to the Due Date in the related Due Period.

      Appraised  Value:  With  respect  to any  Mortgaged  Property,  the  lesser of (i) the appraised value of such Mortgaged  Property based upon the appraisal made at the time of the origination  of the  related  Mortgage  Loan,  and (ii)  the  sales  price of the  Mortgaged
Property at such time of origination,  except in the case of a Mortgaged Property securing a refinanced  or modified  Mortgage  Loan as to which it is either the  appraised  value based upon the  appraisal  made at the time of  origination  of the loan which was  refinanced  or modified or the appraised  value  determined in an appraisal at the time of  refinancing  or modification, as the case may be.

      Assignment:   An  assignment  of  the  Mortgage,  notice  of  transfer  or  equivalent instrument,  in recordable form,  sufficient under the laws of the jurisdiction  wherein the related Mortgaged  Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders,  which assignment,  notice of transfer or equivalent  instrument  may be in the  form  of one or  more  blanket  assignments  covering
Mortgages  secured by Mortgaged  Properties  located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

      Assignment  Agreement:  The  Assignment and  Assumption  Agreement,  dated the Closing
Date, between  Residential Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans, attached hereto as Exhibit R.

      Available  Distribution Amount: With respect to any Distribution Date, an amount equal to (a) the sum of (i) the amount  relating to the Mortgage Loans on deposit in the Custodial
Account  as of the  close of  business  on the  immediately  preceding  Determination  Date, including any  Subsequent  Recoveries,  and amounts  deposited in the  Custodial  Account in connection with the substitution of Qualified Substitute Mortgage Loans,  (ii) the amount of any Advance made on the immediately  preceding Certificate Account Deposit Date with respect to the Mortgage Loans, (iii) any amount deposited in the Certificate  Account on the related
Certificate  Account  Deposit Date pursuant to the second  paragraph of  Section 3.12(a)  in respect of the Mortgage Loans,  (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to  Section 3.16(e)  in respect of the Mortgage
Loans, and (v) any amount  deposited in the Certificate  Account pursuant to Section 4.07 or
9.01 in respect of the  Mortgage  Loans,  reduced by (b) the sum as of the close of business on the  immediately  preceding  Determination  Date  of  (x)  the  Amount  Held  for  Future
Distribution  with respect to the Mortgage Loans,  (y) amounts  permitted to be withdrawn by the Master Servicer from the Custodial  Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x),  inclusive,  of Section 3.10(a)  and (z) any Net Swap Payments required to be  made  to  the  Swap  Counterparty  and  Swap  Termination  Payments  not  due  to a Swap
Counterparty Trigger Event for such Distribution Date.

      Balloon Loan:  Each of the Mortgage  Loans having an original term to maturity that is shorter than the related amortization term.

      Balloon  Payment:  With  respect to any  Balloon  Loan,  the related  Monthly  Payment payable on the stated maturity date of such Balloon Loan.

      Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

      Basis  Risk  Shortfalls:  The  Group I Basis  Risk  Shortfalls,  Group II  Basis  Risk
Shortfalls and Class M Basis Risk Shortfalls, as applicable.

      Book-Entry  Certificate:  Any Certificate  registered in the name of the Depository or its nominee.

      Business  Day:  Any day other than (i) a  Saturday  or a Sunday or (ii) a day on which banking  institutions  in the  State of  California,  the State of  Minnesota,  the State of
Texas,  the State of New York or the State of  Illinois  (and such other  state or states in which  the  Custodial  Account  or the  Certificate  Account  are at the time  located)  are required or authorized by law or executive order to be closed.

      Calendar  Quarter:  A Calendar  Quarter  shall  consist of one of the  following  time periods in any given  year:  January 1 through  March 31,  April 1 through  June 30,  July 1 through September 30, and October 1 through December 31.

      Capitalization  Reimbursement  Amount:  With  respect to any  Distribution  Date,  the amount of Advances or Servicing  Advances that were added to the Stated Principal Balance of the Mortgage Loans during the prior calendar month and reimbursed to the Master  Servicer or
Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii).

      Cash  Liquidation:  With respect to any defaulted  Mortgage Loan other than a Mortgage
Loan as to which an REO Acquisition  occurred,  a determination  by the Master Servicer that it has received all  Insurance  Proceeds,  Liquidation  Proceeds and other  payments or cash recoveries  which the Master  Servicer  reasonably  and in good faith  expects to be finally recoverable with respect to such Mortgage Loan.

      Certificate:  Any Class A Certificate,  Class M  Certificate,  Class SB Certificate or
Class R Certificate.

      Certificate  Account:  The account or  accounts  created  and  maintained  pursuant to
Section 4.01,  which shall be entitled "U.S. Bank National Association, as trustee, in trust for the  registered  holders  of  Residential  Asset  Securities  Corporation,  Home  Equity
Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2006-KS9" and which account shall be held for the benefit of the Certificateholders and which must be an Eligible Account.

      Certificate  Account  Deposit  Date:  With  respect  to  any  Distribution  Date,  the
Business Day prior thereto.

      Certificateholder  or Holder:  The Person in whose name a Certificate is registered in the Certificate Register,  except that neither a Disqualified  Organization nor a Non-United
States  Person shall be a holder of a Class R  Certificate  for any purpose  hereof.  Solely for the  purpose  of giving  any  consent  or  direction  pursuant  to this  Agreement,  any
Certificate, other than a Class R Certificate,  registered in the name of the Depositor, the
Master  Servicer  or any  Subservicer  or any  Affiliate  thereof  shall be deemed not to be outstanding  and the  Percentage  Interest or Voting Rights  evidenced  thereby shall not be taken into account in determining  whether the requisite  amount of Percentage  Interests or
Voting  Rights  necessary  to effect any such consent or direction  has been  obtained.  All references  herein  to  "Holders"  or  "Certificateholders"  shall  reflect  the  rights  of
Certificate  Owners as they may  indirectly  exercise such rights through the Depository and participating  members thereof,  except as otherwise  specified herein;  provided,  however, that the Trustee  shall be required to recognize as a "Holder" or  "Certificateholder"  only the Person in whose name a Certificate is registered in the Certificate Register.

      Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the
beneficial  owner  of  such   Certificate,   as  reflected  on  the  books  of  an  indirect
participating  brokerage firm for which a Depository  Participant acts as agent, if any, and otherwise on the books of a Depository  Participant,  if any, and  otherwise on the books of the Depository.

      Certificate  Principal  Balance:  With respect to any Class A  Certificate  or Class M
Certificate,  on any date of determination,  an amount equal to (i) the Initial  Certificate
Principal  Balance of such Certificate as specified on the face thereof,  minus (ii) the sum of (x) the aggregate of all amounts previously  distributed with respect to such Certificate
(or any predecessor  Certificate)  and applied to reduce the Certificate  Principal  Balance thereof  pursuant to Section  4.02(c) and (y) the aggregate of all reductions in Certificate
Principal  Balance  deemed to have  occurred in connection  with Realized  Losses which were previously  allocated  to such  Certificate  (or any  predecessor  Certificate)  pursuant to
Section  4.05;  provided,  that with  respect  to any  Distribution  Date,  the  Certificate
Principal  Balances of (i) the Class A I or Class M Certificates will be increased,  in each
case  to  the  extent  of  Realized  Losses  previously   allocated  thereto  and  remaining
unreimbursed,  by  the  Subsequent  Recovery  Allocation  Amount  for  Loan  Group  I in the
following  order of priority:  first to the Class A-I  Certificates,  pro rata,  and then to the Class M-1S,  Class M-2S,  Class M-3S,  Class M-4, Class M-5, Class M-6, Class M-7, Class
M-8 and  Class  M-9  Certificates,  in  that  order  and  (ii)  the  Class  A-II or  Class M
Certificates  will be increased,  in each case to the extent of Realized  Losses  previously allocated thereto and remaining  unreimbursed,  by the Subsequent Recovery Allocation Amount for Loan Group II in the following order of priority:  to the Class A-II,  Class M-1S, Class
M-2S,  Class  M-3S,  Class M-4,  Class M-5,  Class M-6,  Class M-7,  Class M-8 and Class M-9
Certificates,  in that  order.  With  respect  to any Class SB  Certificate,  on any date of determination,  an amount equal to the  Percentage  Interest  evidenced by such  Certificate multiplied by an amount equal to (i) the excess,  if any, of (A) the then  aggregate  Stated
Principal  Balance of the Mortgage Loans over (B) the then aggregate  Certificate  Principal
Balance  of the  Class A  Certificates  and Class M  Certificates  then  outstanding,  which represents the sum of (i) the Initial  Principal Balance of REMIC IV Regular Interest SB-PO,
as reduced by Realized Losses allocated  thereto and payments deemed made thereon,  and (ii)
accrued  and unpaid  interest  on REMIC IV Regular  Interest  SB-IO,  as reduced by Realized
Losses allocated  thereto.  The Class R Certificates  will not have a Certificate  Principal
Balance.

      Certificate  Register  and  Certificate  Registrar:  The register  maintained  and the registrar appointed pursuant to Section 5.02.

      Class:  Collectively,  all of the Certificates or uncertificated interests bearing the same designation.

      Class A-I-1  Margin:  0.070% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first possible  Optional  Termination  Date, 0.140% per annum.

      Class A-I-2  Certificate:  Any one of the  Class A-I-2  Certificates  executed  by the
Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit A,  senior to the Class M Certificates,  Class SB Certificates and Class R
Certificates  with respect to distributions and the allocation of Realized Losses in respect of Group I Loans as set forth in Section 4.05,  and evidencing (i) an interest designated as a "regular  interest"  in REMIC IV for purposes of the REMIC  Provisions,  (ii) the right to receive  payments  under the Swap  Agreement  and (iii) the  obligation  to pay the Class IO
Distribution Amount.

      Class A-I-2  Margin:  Initially,  0.120% per annum, and on any Distribution Date on or after the second  Distribution  Date after the first  possible  Optional  Termination  Date,
0.240% per annum.

      Class A-I-3  Certificate:  Any one of the  Class A-I-3  Certificates  executed  by the
Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit A,  senior to the Class M Certificates,  Class SB Certificates and Class R
Certificates  with respect to distributions and the allocation of Realized Losses in respect of Group I Loans as set forth in Section 4.05,  and evidencing (i) an interest designated as a "regular  interest"  in REMIC IV for purposes of the REMIC  Provisions,  (ii) the right to receive  payments  under the Swap  Agreement  and (iii) the  obligation  to pay the Class IO
Distribution Amount..

      Class A-I-3  Margin:  Initially,  0.160% per annum, and on any Distribution Date on or after the second  Distribution  Date after the first  possible  Optional  Termination  Date,
0.320% per annum.

      Class A-I-4  Certificate:  Any one of the  Class A-I-4  Certificates  executed  by the
Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit A,  senior to the Class M Certificates,  Class SB Certificates and Class R
Certificates  with respect to distributions and the allocation of Realized Losses in respect of Group I Loans as set forth in Section 4.05,  and evidencing (i) an interest designated as a "regular  interest"  in REMIC IV for purposes of the REMIC  Provisions,  (ii) the right to receive  payments  under the Swap  Agreement  and (iii) the  obligation  to pay the Class IO
Distribution Amount.

      Class A-I-4  Margin:  Initially,  0.250% per annum, and on any Distribution Date on or after the second  Distribution  Date after the first  possible  Optional  Termination  Date,
0.500% per annum.

      Class A-I  Certificates:   Collectively,  the  Class A-I-1  Certificates,  Class A-I-2
Certificates, Class A-I-3 Certificates and Class A-I-4 Certificates.

      Class A-I Interest  Remittance  Amount:  With respect to any  Distribution  Date,  the portion of the Available  Distribution  Amount for that  Distribution  Date  attributable to interest  received or advanced with respect to the Group I Loans, as adjusted to reflect the pro rata  portion of any net swap  payments or Swap  Termination  Payments not due to a Swap
Counterparty Trigger Event allocable to Loan Group I.

      Class A-II  Certificate:  Any one of the Class  Certificates  executed  by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit A, senior to the Class Certificates,  Class SB Certificates and Class R Certificates
with respect to  distributions  and the allocation of Realized Losses in respect of Group II
Loans as set forth in Section  4.05,  and  evidencing  an interest  designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

      Class A-II Margin:  Initially,  0.140% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first  possible  Optional  Termination  Date,
0.280% per annum.

      Class A-II Interest  Remittance  Amount:  With respect to any  Distribution  Date, the portion of the Available  Distribution  Amount for that  Distribution  Date  attributable to interest  received or advanced  with  respect to the Group II Loans,  as adjusted to reflect the pro rata  portion of any net swap  payments or Swap  Termination  Payments  not due to a
Swap Counterparty Trigger Event allocable to Loan Group II.

      Class A  Certificates:  Collectively,  the  Class  A-I  Certificates  and  Class  A-II
Certificates.

      Class A Interest Distribution Priority:  With respect to each Class of Class A
Certificates and any Distribution Date, the amount available for payment of Accrued
Certificate Interest thereon for that Distribution Date plus Accrued Certificate Interest thereon remaining unpaid from any prior Distribution Date, in the amounts and priority as follows:

(i)   first,  concurrently,  to the  Class A-I  Certificates,  pro rata,  from the Class A-I
            Interest  Remittance  Amount,  and  to the  Class A-II  Certificates,  from  the
            Class A-II Interest Remittance Amount;

(ii)  second,  to the  Class A-I  Certificates,  pro  rata,  from the  remaining  Class A-II
            Interest  Remittance  Amount,  or  to  the  Class A-II  Certificates,  from  the remaining  Class A-I  Interest  Remittance  Amount,  as needed after taking into account any  distributions  in respect of  interest on the Class A  Certificates made in first above;

(iii) third,  concurrently,  to the  Class A-I  Certificates,  pro rata,  from the Principal
            Remittance Amount related to Loan Group I,  and to the Class A-II  Certificates,
            from the Principal  Remittance Amount related to Loan Group II,  as needed after taking  into  account  any  distributions  in respect of interest on the Class A
            Certificates made in first and second above; and

(iv)  fourth,  to the  Class A-I  Certificates,  pro  rata,  from  the  remaining  Principal
            Remittance Amount related to Loan Group II,  or to the Class A-II  Certificates,
            from the remaining  Principal  Remittance  Amount  related to Loan  Group I,  as needed  after taking into  account any  distributions  in respect of interest on the Class A Certificates made in first, second and third above.

      Class A  Principal   Distribution  Amount:  With  respect  to  any  Distribution  Date
(a) prior to the Stepdown  Date or on or after the  Stepdown  Date if a Trigger  Event is in effect for that Distribution Date, the Principal  Distribution  Amount for that Distribution
Date or (b) on or after  the  Stepdown  Date if a Trigger  Event is not in  effect  for that
Distribution Date, the lesser of:

            (i)...the Principal Distribution Amount for that Distribution Date; and

            (ii)..the excess, if any, of (A) the aggregate  Certificate Principal Balance of the Class A Certificates  immediately prior to that Distribution Date over (B) the lesser of
(x) the product of (1) the applicable  Subordination Percentage and (2) the aggregate Stated
Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the  excess,  if any,  of the  aggregate  Stated  Principal
Balance of the  Mortgage  Loans  after  giving  effect to  distributions  to be made on that
Distribution Date, over the Overcollateralization Floor.

      Class A-I-1  Certificate:  Any one of the  Class A-I-1  Certificates  executed  by the
Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit A,  senior to the Class M Certificates,  Class SB Certificates and Class R
Certificates  with respect to distributions and the allocation of Realized Losses in respect of Group I Loans as set forth in Section 4.05,  and evidencing (i) an interest designated as a "regular  interest"  in REMIC IV for purposes of the REMIC  Provisions,  (ii) the right to receive  payments  under the Swap  Agreement  and (iii) the  obligation  to pay the Class IO
Distribution Amount.

      Class  M-1S  Certificate:  Any one of the  Class  M-1S  Certificates  executed  by the
Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as Exhibit B, senior to the Class M-2S Certificates,  Class M-3S Certificates,  Class
M-4 Certificates,  Class M-5 Certificates,  Class M-6 Certificates,  Class M-7 Certificates,
Class  M-8  Certificates,  Class  M-9  Certificates,  Class  SB  Certificates  and  Class  R
Certificates  with respect to  distributions  and the  allocation of Realized  Losses as set forth in Section 4.05, and evidencing (i) an interest  designated as a "regular interest" in
REMIC IV for purposes of the REMIC Provisions,  (ii) the right to receive payments under the
Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

      Class M-1S Margin:  Initially,  0.250% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first  possible  Optional  Termination  Date,
0.375% per annum.

      Class  M-2S  Certificate:  Any one of the  Class  M-2S  Certificates  executed  by the
Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto  as  Exhibit B,  senior  to the  Class  M-3S  Certificates,  Class M-4  Certificates,
Class M-5   Certificates,   Class M-6  Certificates,   Class M-7   Certificates,   Class M-8
Certificates,  Class M-9  Certificates,  Class SB Certificates and Class R Certificates with
respect  to   distributions   and  the  allocation  of  Realized  Losses  as  set  forth  in
Section 4.05,  and evidencing (i) an interest designated as a "regular interest" in REMIC IV for  purposes of the REMIC  Provisions,  (ii) the right to receive  payments  under the Swap
Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

      Class M-2S Margin:  Initially,  0.320% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first  possible  Optional  Termination  Date,
0.480% per annum.

      Class  M-3S  Certificate:  Any one of the  Class  M-3S  Certificates  executed  by the
Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto  as  Exhibit B-1,  senior  to the  Class M-4  Certificates,  Class M-5  Certificates,
Class M-6   Certificates,   Class M-7  Certificates,   Class M-8   Certificates,   Class M-9
Certificates,  Class SB  Certificates and Class R Certificates with respect to distributions and the allocation of Realized  Losses as set forth in  Section 4.05,  and evidencing (i) an interest  designated  as a  "regular  interest"  in  REMIC  IV for  purposes  of  the  REMIC
Provisions,  (ii) the  right to  receive  payments  under the Swap  Agreement  and (iii) the obligation to pay the Class IO Distribution Amount.

      Class M-3S Margin:  Initially,  0.350% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first  possible  Optional  Termination  Date,
0.525% per annum.

      Class M-4  Certificate:  Any one of the Class M-4 Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  senior  to  the  Class M-5  Certificates,   Class M-6  Certificates,   Class M-7
Certificates,  Class M-8  Certificates,  Class M-9  Certificates,  Class SB Certificates and
Class R  Certificates with respect to distributions and the allocation of Realized Losses as set  forth  in  Section 4.05,  and  evidencing  (i) an  interest  designated  as a  "regular interest"  in REMIC IV for  purposes  of the REMIC  Provisions,  (ii) the  right to  receive payments under the Swap Agreement and (iii) the obligation to pay the Class IO  Distribution
Amount.

      Class M-4  Margin:  Initially,  0.390% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first  possible  Optional  Termination  Date,
0.585% per annum.

      Class M-4  Principal  Distribution  Amount:  With respect to any Distribution Date (a)
prior to the Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect
for  that  Distribution  Date,  the  remaining   Principal   Distribution  Amount  for  that
Distribution  Date after  distribution  of the  Class A  Principal  Distribution  Amount and
Sequential Class M Principal  Distribution  Amount or (b) on or after the Stepdown Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

            (i)...the remaining  Principal  Distribution  Amount for that  Distribution Date after  distribution  of the Class A  Principal  Distribution  Amount and Sequential  Class M
Principal Distribution Amount; and

            (ii)..the  excess,  if any,  of (A) the  sum of (1)  the  aggregate  Certificate
Principal  Balance  of  the  Class A  Certificates,  Class  M-1S  Certificates,  Class  M-2S
Certificates  and Class M-3S  Certificates  (after  taking  into  account the payment of the
Class A Principal  Distribution Amount and Sequential Class M Principal  Distribution Amount
for that  Distribution  Date) and (2) the  Certificate  Principal  Balance of the  Class M-4
Certificates  immediately  prior to that  Distribution  Date over (B) the  lesser of (x) the product  of (1)  the  applicable  Subordination  Percentage  and (2)  the  aggregate  Stated
Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the  excess,  if any,  of the  aggregate  Stated  Principal
Balance of the  Mortgage  Loans  after  giving  effect to  distributions  to be made on that
Distribution Date, over the Overcollateralization Floor.

      Class M-5  Certificate:  Any one of the Class M-5 Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  senior  to  the  Class M-6  Certificates,   Class M-7  Certificates,   Class M-8
Certificates,  Class M-9  Certificates,  Class SB Certificates and Class R Certificates with
respect  to   distributions   and  the  allocation  of  Realized  Losses  as  set  forth  in
Section 4.05,  and evidencing (i) an interest designated as a "regular interest" in REMIC IV for  purposes of the REMIC  Provisions,  (ii) the right to receive  payments  under the Swap
Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

      Class M-5  Margin:  Initially,  0.420% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first  possible  Optional  Termination  Date,
0.630% per annum.

      Class M-5  Principal  Distribution  Amount:  With respect to any Distribution Date (a)
prior to the Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect
for  that  Distribution  Date,  the  remaining   Principal   Distribution  Amount  for  that
Distribution  Date after  distribution of the Class A  Principal  Distribution  Amount,  the
Sequential Class M Principal  Distribution Amount and the Class M-4  Principal  Distribution
Amount or (b) on or after the  Stepdown  Date if a Trigger  Event is not in effect  for that
Distribution Date, the lesser of:

            (i)...the remaining  Principal  Distribution  Amount for that  Distribution Date after  distribution of the Class A  Principal  Distribution  Amount,  the Sequential Class M
Principal Distribution Amount and the Class M-4 Principal Distribution Amount; and

            (ii)..the  excess,  if any,  of (A) the  sum of (1)  the  aggregate  Certificate
Principal  Balance  of  the  Class A  Certificates,  Class  M-1S  Certificates,  Class  M-2S
Certificates,  Class M-3S Certificates and Class M-4 Certificates (after taking into account the payment of the Class A Principal  Distribution  Amount, the Sequential Class M Principal
Distribution  Amount and the Class M-4  Principal  Distribution Amount for that Distribution
Date) and (2) the Certificate  Principal Balance of the Class M-5  Certificates  immediately prior  to  that  Distribution  Date  over  (B) the  lesser  of (x)  the  product  of (1) the applicable  Subordination  Percentage and (2) the aggregate Stated Principal  Balance of the
Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal Balance of the Mortgage Loans after  giving  effect  to  distributions  to be made on that  Distribution  Date,  over  the
Overcollateralization Floor.

      Class M-6  Certificate:  Any one of the Class M-6 Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  senior  to  the  Class M-7  Certificates,   Class M-8  Certificates,   Class M-9
Certificates,  Class SB  Certificates and Class R Certificates with respect to distributions and the allocation of Realized  Losses as set forth in  Section 4.05,  and evidencing (i) an interest  designated  as a  "regular  interest"  in  REMIC  IV for  purposes  of  the  REMIC
Provisions,  (ii) the  right to  receive  payments  under the Swap  Agreement  and (iii) the obligation to pay the Class IO Distribution Amount.

      Class M-6  Margin:  Initially,  0.480% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first  possible  Optional  Termination  Date,
0.720% per annum.

      Class M-6  Principal  Distribution  Amount:  With respect to any Distribution Date (a)
prior to the Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect
for  that  Distribution  Date,  the  remaining   Principal   Distribution  Amount  for  that
Distribution  Date after  distribution of the Class A  Principal  Distribution  Amount,  the
Sequential  Class M Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
Amount and the Class M-5 Principal  Distribution Amount or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

            (i)...the remaining  Principal  Distribution  Amount for that  Distribution Date after  distribution of the Class A  Principal  Distribution  Amount,  the Sequential Class M
Principal   Distribution  Amount,  the  Class M-4  Principal  Distribution  Amount  and  the
Class M-5 Principal Distribution Amount; and

            (ii)..the  excess,  if any,  of (A) the  sum of (1)  the  aggregate  Certificate
Principal  Balance  of  the  Class A  Certificates,  Class  M-1S  Certificates,  Class  M-2S
Certificates,  Class M-3S Certificates,  Class M-4  Certificates and Class M-5  Certificates
(after taking into account the payment of the Class A  Principal  Distribution  Amount,  the
Sequential  Class M Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
Amount and the Class M-5  Principal  Distribution Amount for that Distribution Date) and (2)
the Certificate  Principal Balance of the Class M-6  Certificates  immediately prior to that
Distribution   Date  over  (B)  the  lesser  of  (x)  the  product  of  (1)  the  applicable
Subordination  Percentage  and (2) the aggregate  Stated  Principal  Balance of the Mortgage
Loans after giving effect to distributions to be made on that  Distribution Date and (y) the excess,  if any, of the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans after
giving  effect  to   distributions  to  be  made  on  that   Distribution   Date,  over  the
Overcollateralization Floor.

      Class M-7  Certificate:  Any one of the Class M-7 Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,   senior  to  the  Class M-8  Certificates,   Class M-9  Certificates,   Class SB
Certificates and Class R  Certificates  with respect to distributions  and the allocation of
Realized Losses as set forth in Section 4.05,  and evidencing (i) an interest  designated as a "regular  interest"  in REMIC IV for purposes of the REMIC  Provisions,  (ii) the right to receive  payments  under the Swap  Agreement  and (iii) the  obligation  to pay the Class IO
Distribution Amount.

      Class M-7  Margin:  Initially,  0.900% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first  possible  Optional  Termination  Date,
1.350% per annum.

      Class M-7  Principal  Distribution  Amount:  With respect to any Distribution Date (a)
prior to the Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect
for  that  Distribution  Date,  the  remaining   Principal   Distribution  Amount  for  that
Distribution  Date after  distribution of the Class A  Principal  Distribution  Amount,  the
Sequential  Class M Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
Amount,  the  Class M-5   Principal   Distribution   Amount  and  the  Class M-6   Principal
Distribution  Amount  or (b) on or after  the  Stepdown  Date if a  Trigger  Event is not in effect for that Distribution Date, the lesser of:

            (i)...the remaining  Principal  Distribution  Amount for that  Distribution Date after  distribution of the Class A  Principal  Distribution  Amount,  the Sequential Class M
Principal  Distribution  Amount, the Class M-4 Principal  Distribution Amount, the Class M-5
Principal Distribution Amount and the Class M-6 Principal Distribution Amount; and

            (ii)..the  excess,  if any,  of (A) the  sum of (1)  the  aggregate  Certificate
Principal  Balance  of  the  Class A  Certificates,  Class  M-1S  Certificates,  Class  M-2S
Certificates,  Class M-3S Certificates,  Class M-4 Certificates,  Class M-5 Certificates and
Class M-6  Certificates  (after  taking into  account  the payment of the Class A  Principal
Distribution  Amount,  the Sequential Class M Principal  Distribution  Amount, the Class M-4
Principal   Distribution  Amount,  the  Class M-5  Principal  Distribution  Amount  and  the
Class M-6 Principal  Distribution Amount for that Distribution Date) and (2) the Certificate
Principal Balance of the Class M-7 Certificates  immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and
(2) the  aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to distributions  to be made on that  Distribution  Date and  (y) the  excess,  if any,  of the
aggregate  Stated   Principal   Balance  of  the  Mortgage  Loans  after  giving  effect  to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

      Class M-8  Certificate:  Any one of the Class M-8 Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  senior  to  the  Class M-9  Certificates,   Class SB  Certificates  and  Class R
Certificates  with respect to  distributions  and the  allocation of Realized  Losses as set forth in Section 4.05,  and evidencing (i) an interest designated as a "regular interest" in
REMIC IV for purposes of the REMIC Provisions,  (ii) the right to receive payments under the
Swap Agreement and (iii) the obligation to pay the Class IO Distribution Amount.

      Class M-8  Margin:  Initially,  1.450% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first  possible  Optional  Termination  Date,
2.175% per annum.

      Class M-8  Principal  Distribution  Amount:  With respect to any Distribution Date (a)
prior to the Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect
for  that  Distribution  Date,  the  remaining   Principal   Distribution  Amount  for  that
Distribution  Date after  distribution of the Class A  Principal  Distribution  Amount,  the
Sequential  Class M Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
Amount,  the Class M-5  Principal  Distribution  Amount,  Class M-6  Principal  Distribution
Amount and the Class M-7 Principal  Distribution Amount or (b) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

            (i)...the remaining  Principal  Distribution  Amount for that  Distribution Date after  distribution of the Class A  Principal  Distribution  Amount,  the Sequential Class M
Principal  Distribution  Amount, the Class M-4 Principal  Distribution Amount, the Class M-5
Principal  Distribution  Amount,  Class M-6 Principal  Distribution Amount and the Class M-7
Principal Distribution Amount; and

            (ii)..the  excess,  if any,  of (A) the  sum of (1)  the  aggregate  Certificate
Principal  Balance  of  the  Class A  Certificates,  Class  M-1S  Certificates,  Class  M-2S
Certificates,  Class M-3S  Certificates,  Class M-4  Certificates,  Class M-5  Certificates,
Class M-6  Certificates and Class M-7 Certificates (after taking into account the payment of the Class A Principal  Distribution  Amount,  the Sequential Class M Principal  Distribution
Amount, the Class M-4 Principal  Distribution  Amount, the Class M-5 Principal  Distribution
Amount,  Class M-6 Principal  Distribution  Amount and the Class M-7 Principal  Distribution
Amount  for  that  Distribution  Date)  and (2) the  Certificate  Principal  Balance  of the
Class M-8  Certificates  immediately  prior to that Distribution Date over (B) the lesser of
(x) the product of (1) the applicable  Subordination Percentage and (2) the aggregate Stated
Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the  excess,  if any,  of the  aggregate  Stated  Principal
Balance of the  Mortgage  Loans  after  giving  effect to  distributions  to be made on that
Distribution Date, over the Overcollateralization Floor.

      Class M-9  Certificate:  Any one of the Class M-9 Certificates executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  senior to the Class SB  Certificates  and Class R  Certificates  with respect to distributions  and the  allocation  of  Realized  Losses as set forth in  Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC IV for purposes of the REMIC Provisions,  (ii) the right to receive payments under the Swap Agreement and (iii)
the obligation to pay the Class IO Distribution Amount.

      Class M-9  Margin:  Initially,  2.500% per annum, and on any  Distribution  Date on or after the second  Distribution  Date after the first  possible  Optional  Termination  Date,
3.750% per annum.

      Class M-9  Principal  Distribution  Amount:  With respect to any Distribution Date (a)
prior to the Stepdown  Date or on or after the Stepdown Date if a Trigger Event is in effect
for  that  Distribution  Date,  the  remaining   Principal   Distribution  Amount  for  that
Distribution  Date after  distribution of the Class A  Principal  Distribution  Amount,  the
Sequential  Class M Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
Amount,  the Class M-5  Principal  Distribution  Amount,  Class M-6  Principal  Distribution
Amount,  the  Class M-7   Principal   Distribution   Amount  and  the  Class M-8   Principal
Distribution  Amount  or (b) on or after  the  Stepdown  Date if a  Trigger  Event is not in effect for that Distribution Date, the lesser of:

            (i)...the remaining  Principal  Distribution  Amount for that  Distribution Date after  distribution of the Class A  Principal  Distribution  Amount,  the Sequential Class M
Principal  Distribution  Amount, the Class M-4 Principal  Distribution Amount, the Class M-5
Principal Distribution Amount,  Class M-6 Principal Distribution Amount, Class M-7 Principal
Distribution Amount and the Class M-8 Principal Distribution Amount; and

            (ii)..the  excess,  if any,  of (A) the  sum of (1)  the  aggregate  Certificate
Principal  Balance  of  the  Class A  Certificates,  Class  M-1S  Certificates,  Class  M-2S
Certificates,  Class M-3S  Certificates,  Class M-4  Certificates,  Class M-5  Certificates,
Class M-6  Certificates,  Class M-7  Certificates and Class M-8  Certificates  (after taking into account the payment of the Class A Principal  Distribution Amount, the Sequential Class
M Principal  Distribution Amount, the Class M-4 Principal Distribution Amount, the Class M-5
Principal Distribution Amount,  Class M-6 Principal Distribution Amount, Class M-7 Principal
Distribution  Amount and the Class M-8  Principal  Distribution Amount for that Distribution
Date) and (2) the Certificate  Principal Balance of the Class M-9  Certificates  immediately prior  to  that  Distribution  Date  over  (B) the  lesser  of (x)  the  product  of (1) the applicable  Subordination  Percentage and (2) the  aggregate Stated Principal Balance of the
Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal Balance of the Mortgage Loans after  giving  effect  to  distributions  to be made on that  Distribution  Date,  over  the
Overcollateralization Floor.

      Class M Basis Risk  Shortfalls:  With  respect  to each Class of Class M  Certificates and any  Distribution  Date, the sum of (a) with respect to any  Distribution  Date on which the Class M Net WAC Cap Rate is used to determine the  Pass-Through  Rate of such Class,  an amount equal to the excess of (x) Accrued Certificate  Interest for such Class calculated at a per annum rate equal to LIBOR plus the related  Margin for such  Distribution  Date (which shall not exceed 14.000% per annum),  over (y) Accrued  Certificate  Interest for such Class calculated  using  the  Class  M Net  WAC Cap  Rate  for  such  Distribution  Date,  (b) any shortfalls  for such Class  calculated  pursuant to clause (a) above  remaining  unpaid from prior  Distribution  Dates,  and (c) one month's interest on the amount in clause (b) (based on the number of days in the preceding  Interest  Accrual  Period) at a per annum rate equal to LIBOR plus the related Margin for such  Distribution Date (which shall not exceed 14.000%
per annum).

      Class  M  Certificates:   Collectively,  the  Class  M-1S  Certificates,   Class  M-2S
Certificates,  Class M-3S  Certificates,  Class M-4  Certificates,  Class M-5  Certificates,
Class  M-6  Certificates,  Class M-7  Certificates,  Class  M-8  Certificates  and Class M-9
Certificates.

      Class M Net WAC Cap  Rate:  With  respect  to any  Distribution  Date and the  Class M
Certificates,  a per annum  rate  equal to the  weighted  average of the Group I Net WAC Cap
Rate for such  Distribution  Date  and the  Group II Net WAC Cap Rate for such  Distribution
Date, weighted on the basis of the related Subordinate Component,  which for tax purposes is equal to the weighted average of the  Uncertificated  REMIC II Pass-Through  Rates for REMIC
II Regular Interests Y-1 and Y-2.

      Class R Certificate:  Any one of the Class R Certificates  executed by the Trustee and authenticated  by the  Certificate  Registrar  substantially  in the form annexed  hereto as
Exhibit D and evidencing an interest  designated as a "residual  interest" in the REMICs for purposes of the REMIC  Provisions.  Component I of the Class R Certificates is designated as the sole class of "residual  interest" in REMIC I,  Component II of the Class R Certificates
is  designated  as the sole class of "residual  interest" in REMIC II,  Component III of the
Class R  Certificates  is designated  as the sole class of "residual  interest" in REMIC III and  Component IV of the Class R  Certificates  is designated as the sole class of "residual interest" in REMIC IV.

      Class SB  Certificate:  Any one of the Class SB  Certificates  executed by the Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit C,  subordinate  to the  Class A  Certificates  and the  Class M  Certificates  with
respect  to   distributions   and  the  allocation  of  Realized  Losses  as  set  forth  in
Section 4.05,  and  evidencing  an interest  comprised  of "regular  interests"  in REMIC IV together  with  certain  rights to payments  under the Swap  Agreements  for purposes of the
REMIC Provisions.

      Clearance System:  The Euroclear, Clearstream or both, as applicable.

      Clearstream:  Clearstream Banking, societe anonyme.

      Closing Date:  October 27, 2006.

      Code:  The Internal Revenue Code of 1986.

      Commission:  The Securities and Exchange Commission.

      Compensating  Interest:  With respect to any Distribution Date, any amount paid by the
Master Servicer in accordance with Section 3.16(f).

      Corporate  Trust  Office:  The  principal  office  of  the  Trustee  at  which  at any particular  time its  corporate  trust  business  with  respect to this  Agreement  shall be administered,  which office at the date of the  execution of this  instrument  is located at
U.S.  Bank National  Association,  EP-MN-WS3D,  60 Livingston  Avenue,  St. Paul,  Minnesota
55107, Attn: Structured Finance/RASC 2006-KS9.

      Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

      Curtailment:  Any Principal  Prepayment  made by a Mortgagor  which is not a Principal
Prepayment in Full.

      Custodial Account:  The custodial account or accounts created and maintained  pursuant to  Section 3.07  in the name of a depository  institution,  as custodian for the holders of the  Certificates,  for the holders of certain other interests in mortgage loans serviced or sold by the Master  Servicer and for the Master  Servicer,  into which the amounts set forth in  Section 3.07  shall be  deposited  directly.  Any such  account or accounts  shall be an
Eligible Account.

      Custodial  Agreement:  An agreement that may be entered into among the Depositor,  the
Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

      Custodial  File:  Any mortgage  loan document in the Mortgage File that is required to be delivered to the Trustee or the Custodian  pursuant to Section 2.01(b) of this Agreement.

      Custodian:  Wells Fargo Bank, N.A., or any successor  custodian  appointed pursuant to a Custodial Agreement.

      Cut-off Date:  October 1, 2006.

      Cut-off Date Balance:  $1,234,143,975.84.

      Cut-off  Date  Principal  Balance:  With  respect  to any  Mortgage  Loan,  the unpaid principal  balance  thereof at the Cut-off Date after giving effect to all  installments  of principal  due on or prior  thereto  (or due in the month of the Cut-off  Date),  whether or not received.

      Debt  Service  Reduction:  With  respect to any  Mortgage  Loan,  a  reduction  in the scheduled  Monthly Payment for such Mortgage Loan by a court of competent  jurisdiction in a proceeding  under the  Bankruptcy  Code,  except such a reduction  constituting  a Deficient
Valuation or any reduction that results in a permanent forgiveness of principal.

      Defaulting Party: As defined in the Swap Agreement.

      Deficient  Valuation:  With  respect to any  Mortgage  Loan, a valuation by a court of competent  jurisdiction  of  the  Mortgaged  Property  in  an  amount  less  than  the  then outstanding  indebtedness  under  the  Mortgage  Loan,  or any  reduction  in the  amount of principal to be paid in connection  with any scheduled  Monthly  Payment that  constitutes a permanent  forgiveness of principal,  which valuation or reduction results from a proceeding under the Bankruptcy Code.

      Definitive Certificate:  Any definitive, fully registered Certificate.

      Deleted  Mortgage  Loan: A Mortgage  Loan  replaced or to be replaced with a Qualified
Substitute Mortgage Loan.

      Delinquent:  As used herein,  a Mortgage  Loan is considered to be: "30 to 59 days" or
"30 or more days"  delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the next following  monthly  scheduled due date; "60 to 89 days"
or "60 or more days"  delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the second following  monthly  scheduled due date; and so on.
The  determination  as to whether a Mortgage Loan falls into these  categories is made as of the close of business on the last business day of each month.  For example,  a Mortgage Loan with a payment due on July 1 that  remained  unpaid as of the close of business on August 31 would then be considered to be 30 to 59 days delinquent.  Delinquency  information as of the
Cut-off Date is  determined  and  prepared as of the close of business on the last  business day immediately prior to the Cut-off Date.

      Depositor:  As defined in the preamble hereto.

      Depository:  The  Depository  Trust  Company,  or any successor  Depository  hereafter
named.   The  nominee  of  the  initial   Depository  for  purposes  of  registering   those
Certificates  that are to be Book-Entry  Certificates is Cede & Co. The Depository  shall at all times be a  "clearing  corporation"  as defined in  Section 8-102(a)(5)  of the  Uniform
Commercial Code of the State of New York and a "clearing agency" registered  pursuant to the provisions of Section 17A of the Exchange Act.

      Depository  Participant:  A broker,  dealer,  bank or other  financial  institution or other  Person  for whom from time to time a  Depository  effects  book-entry  transfers  and pledges of securities deposited with the Depository.

      Destroyed  Mortgage Note: A Mortgage Note the original of which was  permanently  lost or destroyed and has not been replaced.

      Determination  Date: With respect to any  Distribution  Date, the 20th day (or if such
20th day is not a Business  Day, the Business Day  immediately  following  such 20th day) of the month of the related Distribution Date.

      Disqualified Organization:  Any organization defined as a "disqualified  organization"
under  Section 860E(e)(5)  of the Code,  including,  if not otherwise  included,  any of the following:  (i)  the  United  States,  any  State  or  political  subdivision  thereof,  any possession of the United States,  or any agency or  instrumentality  of any of the foregoing
(other than an  instrumentality  which is a corporation if all of its activities are subject to tax and,  except for Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international  organization,  or any agency or  instrumentality  of any of the  foregoing,  (iii) any  organization  (other  than certain  farmers'  cooperatives  described in  Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code  (including  the tax imposed by  Section 511 of the
Code  on  unrelated   business  taxable  income)  and  (iv) rural   electric  and  telephone
cooperatives  described in  Section 1381(a)(2)(C)  of the Code. A Disqualified  Organization
also includes any "electing large  partnership,"  as defined in  Section 775(a)  of the Code and any other Person so  designated by the Trustee based upon an Opinion of Counsel that the holding of an  Ownership  Interest  in a Class R  Certificate  by such  Person may cause any
REMIC or any Person having an Ownership  Interest in any Class of  Certificates  (other than such Person) to incur a liability  for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R  Certificate
to such Person.  The terms "United States," "State" and "international  organization"  shall have the meanings set forth in Section 7701 of the Code or successor provisions.

      Distribution  Date:  The 25th day of any month  beginning in November 2006 or, if such
25th day is not a Business Day, the Business Day immediately following such 25th day.

      DTC  Letter:  The Letter of  Representations,  dated  October  26,  2006,  between the
Trustee, on behalf of the Trust Fund, and the Depository.

      Due Date:  With  respect  to any  Distribution  Date and any  Mortgage  Loan,  the day
during the related Due Period on which the Monthly Payment is due.

      Due  Period:  With  respect  to any  Distribution  Date,  the  calendar  month of such
Distribution Date.

      Early Termination Date:  Shall have the meaning set forth in the Swap Agreement.

      Eligible  Account:  An account that is any of the  following:  (i)  maintained  with a depository  institution the debt  obligations of which have been rated by each Rating Agency in its highest rating available,  or (ii) an account or accounts in a depository institution in which such accounts are fully  insured to the limits  established  by the FDIC,  provided that any deposits not so insured shall, to the extent  acceptable to each Rating Agency,  as evidenced  in  writing,  be  maintained  such that (as  evidenced  by an  Opinion of Counsel delivered  to the Trustee and each Rating  Agency) the  registered  Holders of  Certificates have a claim  with  respect  to the funds in such  account  or a  perfected  first  security interest against any collateral (which shall be limited to Permitted  Investments)  securing such  funds  that is  superior  to  claims  of any  other  depositors  or  creditors  of the depository  institution  with which such account is maintained,  or (iii) in the case of the
Custodial Account, a trust account or accounts  maintained in the corporate trust department of U.S. Bank National  Association,  or (iv) in the case of the Certificate Account, a trust account or  accounts  maintained  in the  corporate  trust  division of U.S.  Bank  National
Association,  or (v) an account or accounts of a depository  institution  acceptable to each
Rating  Agency (as  evidenced in writing by each Rating  Agency that use of any such account as the Custodial  Account or the Certificate  Account will not reduce the rating assigned to any Class of  Certificates by such Rating Agency below the  then-current  rating assigned to such Certificates by such Rating Agency).

      Eligible Master  Servicing  Compensation:  With respect to any  Distribution  Date and each Loan Group, the lesser of  (a) one-twelfth of 0.125% of the Stated Principal Balance of the related Mortgage Loans  immediately  preceding such Distribution Date and (b) the sum of the Servicing  Fee and all income and gain on amounts held in the Custodial  Account and the
Certificate Account and payable to the Certificateholders  with respect to such Distribution
Date,  in each case with  respect to the related Loan Group;  provided  that for purposes of this  definition  the  amount  of  the  Servicing  Fee  will  not  be  reduced  pursuant  to
Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

      ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

      Euroclear:  Euroclear Bank S.A./N.V.

      Event of Default:  As defined in Section 7.01.

      Excess Cash Flow:  With respect to any  Distribution  Date, an amount equal to the sum of (A) the excess of (i) the Available  Distribution  Amount for that Distribution Date over
(ii) the sum of (a) the Interest  Distribution Amount for that Distribution Date and (b) the lesser of (1) the aggregate  Certificate  Principal Balance of Class A  Certificates and the
Class M  Certificates  immediately  prior to such  Distribution  Date and (2) the  Principal
Remittance  Amount for that  Distribution  Date to the extent not applied to pay interest on the Class A  Certificates and the Class M  Certificates on such Distribution  Date,  (B) the
Overcollateralization  Reduction  Amount, if any, for that Distribution Date and (C) any Net
Swap Payments  received by the Supplemental  Interest Trust Trustee under the Swap Agreement for  that  Distribution  Date and  deposited  in the  Supplemental  Interest  Trust  Account pursuant to Section 4.10(c).

      Excess  Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the excess,  if any,  of (a) the  Overcollateralization  Amount on such  Distribution  Date over
(b) the Required Overcollateralization Amount for such Distribution Date.

      Exchange Act:  The Securities Exchange Act of 1934, as amended.

      Expense Fee Rate:  With respect to any Mortgage Loan as of any date of  determination, the sum of the applicable  Servicing Fee Rate and the per annum rate at which the applicable
Subservicing Fee accrues.

      Fannie  Mae:  Fannie  Mae, a  federally  chartered  and  privately  owned  corporation organized and existing under the Federal National Mortgage  Association  Charter Act, or any
successor thereto.

      FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

      Final  Distribution  Date: The  Distribution  Date on which the final  distribution in respect of the Certificates will be made pursuant to Section 9.01,  which Final Distribution
Date shall in no event be later than the end of the 90-day  liquidation  period described in
Section 9.02.

      Final  Scheduled   Distribution   Date:  Solely  for  purposes  of  the  face  of  the
Certificates,  as follows:  with respect to the Class A-I-1  Certificates,  the Distribution
Date occurring in April 2030; with respect to the Class A-I-2  Certificates the Distribution
Date  occurring  in  January  2034;  with  respect  to  the  Class A-I-3   Certificates  the
Distribution  Date  occurring  in  September  2036;  and  with  respect  to the  Class A-I-4
Certificates,  Class A-II  Certificates  and each  class of the  Class M  Certificates,  the
Distribution  Date  occurring in November  2036.  No event of default  under this  Agreement will  arise or  become  applicable  solely by reason of the  failure  to retire  the  entire
Certificate  Principal Balance of any Class of Class A  Certificates or Class M Certificates
on or before its Final Scheduled Distribution Date.

      Fitch:  Fitch Ratings, or its successors in interest.

      Fixed  Swap  Payment:  With  respect  to any  Distribution  Date  on or  prior  to the distribution  date in October 2011, an amount equal to the product of (x) a fixed rate equal to 5.21% per annum,  (y) the Swap Agreement  Notional Balance for that Distribution Date and
(z) a fraction,  the numerator of which is (a) 29 for the distribution date in November 2006 and (b) 30 for any  distribution  date  occurring  after the  distribution  date in November
2006, and the denominator of which is 360.

      Floating  Swap  Payment:  With  respect  to any  Distribution  Date on or prior to the
Distribution  Date in October  2011,  an amount equal to the product of (x) Swap LIBOR,  (y)
the Swap  Agreement  Notional  Balance for that  Distribution  Date and (z) a fraction,  the numerator  of which is equal to the number  of days  in the  related  calculation  period as provided in the Swap Agreement and the denominator of which is 360.

      Foreclosure  Profits:  With respect to any Distribution Date or related  Determination
Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds,  Insurance Proceeds
and   REO   Proceeds   (net   of   all   amounts   reimbursable    therefrom   pursuant   to
Section 3.10(a)(ii))  in  respect of each  Mortgage  Loan or REO  Property  for which a Cash
Liquidation or REO  Disposition  occurred in the related  Prepayment  Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined,  in the case of an REO Disposition,  in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid  principal  balance from the Due Date to which interest was last paid by the  Mortgagor to the first day of the month  following the month in which such
Cash Liquidation or REO Disposition occurred.

      Form 10-K Certification:  As defined in Section 4.03(e).

      Freddie Mac:  Freddie Mac, a corporate  instrumentality  of the United States  created and existing under Title III of the Emergency  Home Finance Act of 1970, as amended,  or any successor thereto.

      Gross  Margin:  With  respect  to  each  adjustable-rate   Mortgage  Loan,  the  fixed
percentage  set forth in the  related  Mortgage  Note and  indicated  on the  Mortgage  Loan
Schedule  as the "NOTE  MARGIN,"  which  percentage  is added to the  related  Index on each
Adjustment Date to determine  (subject to rounding in accordance  with the related  Mortgage
Note,  the  Periodic  Cap,  the Maximum  Mortgage  Rate and the Minimum  Mortgage  Rate) the
interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

      Group:  Loan Group I or Loan Group II, as applicable.

      Group I Basis Risk  Shortfall:  With  respect to any Class of  Class A-I  Certificates and any  Distribution  Date,  an  amount  equal to the  excess  of (x)  Accrued  Certificate
Interest for that Class  calculated at a per annum rate (which shall not exceed  14.000% per annum) equal to LIBOR plus the related Margin for that  Distribution  Date over  (y) Accrued
Certificate  Interest for that Class if the Pass-Through  Rate for that Distribution Date is calculated  using the Group I Net WAC Cap Rate for that  Distribution  Date; plus any unpaid
Group I Basis Risk Shortfall from prior  Distribution  Dates,  plus interest  thereon to the extent  previously  unreimbursed  by Excess Cash Flow  calculated at a per annum rate (which shall not  exceed  14.000%  per  annum)  equal to LIBOR  plus the  related  Margin  for that
Distribution Date.

      Group I Loans:  The Mortgage Loans  designated on the Mortgage Loan Schedule  attached hereto as  Exhibit  F-1.  The Group I Loans  relate to the Class A-I  Certificates,  Class M
Certificates and Class SB Certificates.

      Group I Net WAC Cap Rate:  With  respect to any  Distribution  Date,  a per annum rate equal  to the  product  of (i) the  weighted  average  of the Net  Mortgage  Rates  (or,  if applicable,  the Modified Net  Mortgage  Rates) on the Group I  Loans using the Net Mortgage
Rates (or,  if  applicable,  the  Modified  Net  Mortgage  Rates) in effect for the  Monthly
Payments due on such Mortgage Loans during the related Due Period,  weighted on the basis of the respective  Stated  Principal  Balances  thereof for that  Distribution  Date and (ii) a fraction  equal to 30 divided by the actual number of days in the related  Interest  Accrual
Period.

      Group I Principal  Distribution  Amount:  For any  Distribution  Date,  the product of
(x) the  Class A  Principal  Distribution  Amount  for  that  Distribution  Date  and  (y) a fraction,  the numerator of which is the portion of the Principal  Allocation Amount related to Loan Group I for that  Distribution  Date and the  denominator  of which is the Principal
Allocation Amount for all of the Mortgage Loans for that Distribution Date.

      Group I REMIC II Net WAC Rate:  With  respect to any  Distribution  Date,  a per annum rate equal to the weighted  average of the Net Mortgage  Rates on the Group I Loans  reduced by the Adjusted Strip Rate.

      Group I REMIC III Net WAC Rate:  With  respect to any  Distribution  Date, a per annum rate equal to the weighted  average of the  Uncertificated  REMIC II Pass-Through  Rates for
REMIC II Regular Interests Y-1 and Z-1.

      Group II Basis Risk  Shortfall:  With respect to any Class of Class A-II  Certificates and any  Distribution  Date,  an  amount  equal to the  excess  of (x)  Accrued  Certificate
Interest for that Class  calculated at a per annum rate (which shall not exceed  14.000% per annum) equal to LIBOR plus the related Margin for that  Distribution  Date over  (y) Accrued
Certificate  Interest for that Class if the Pass-Through  Rate for such Distribution Date is calculated using the Group II Net WAC Cap Rate for that  Distribution  Date; plus any unpaid
Group II Basis Risk Shortfall from prior  Distribution  Dates,  plus interest thereon to the extent  previously  unreimbursed  by Excess Cash Flow  calculated at a per annum rate (which shall not  exceed  14.000%  per  annum)  equal to LIBOR  plus the  related  Margin  for that
Distribution Date.

      Group II Loans: The Mortgage Loans  designated on the Mortgage Loan Schedule  attached hereto as Exhibit  F-2. The Group II Loans  relate to the Class A-II  Certificates,  Class M
Certificates and Class SB Certificates.

      Group II Net WAC Cap Rate:  With respect to any Distribution Date, a per annum rate equal to the product of (i) the weighted average of the Net Mortgage Rates (or, if applicable, the Modified Net Mortgage Rates) on the Group II Loans using the Net Mortgage
Rates (or, if applicable, the Modified Net Mortgage Rates) in effect for the Monthly
Payments due on such Mortgage Loans during the related Due Period, weighted on the basis of the respective Stated Principal Balances thereof for that Distribution Date and (ii) a fraction equal to 30 divided by the actual number of days in the related Interest Accrual
Period.

      Group II Principal Distribution Amount:  For any Distribution Date, the product of
(x) the Class A Principal Distribution Amount for that Distribution Date and (y) a fraction, the numerator of which is the portion of the Principal Allocation Amount related to Loan Group II for that Distribution Date and the denominator of which is the Principal
Allocation Amount for all of the Mortgage Loans for that Distribution Date.

      Group II REMIC II Net WAC Rate:  With  respect to any  Distribution  Date, a per annum rate equal to the weighted  average of the Net Mortgage  Rates on the Group II Loans reduced by the Adjusted Strip Rate.

      Group II REMIC III Net WAC Rate:  With respect to any  Distribution  Date, a per annum rate equal to the weighted  average of the  Uncertificated  REMIC II Pass-Through  Rates for
REMIC II Regular Interests Y-2 and Z-2.

      HUD:  The United States Department of Housing and Urban Development.

      Independent:  When used with respect to any specified Person,  means such a Person who
(i) is in fact  independent of the Depositor,  the Master  Servicer and the Trustee,  or any
Affiliate  thereof,  (ii)  does not have  any  direct  financial  interest  or any  material indirect  financial  interest in the Depositor,  the Master Servicer or the Trustee or in an
Affiliate  thereof,  and (iii) is not connected with the Depositor,  the Master  Servicer or the Trustee as an officer, employee,  promoter,  underwriter,  trustee, partner, director or person performing similar functions.

      Index:  With respect to any  adjustable-rate  Mortgage  Loan and as to any  Adjustment
Date therefor, the related index as stated in the related Mortgage Note.

      Initial  Certificate  Principal  Balance:  With respect to each Class of  Certificates
(other than the Class R  Certificates),  the Certificate  Principal Balance of such Class of
Certificates as of the Closing Date as set forth in the Preliminary Statement hereto.

      Insurance  Proceeds:  Proceeds paid in respect of the Mortgage  Loans  pursuant to any
Primary  Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage,  any  Subservicer, the Master  Servicer or the Trustee  and are not applied to the  restoration  of the related
Mortgaged  Property or released to the Mortgagor in accordance  with the procedures that the
Master Servicer would follow in servicing mortgage loans held for its own account.

      Interest Accrual Period:  With respect to the Distribution  Date in November 2006, the period  commencing the Closing Date and ending on the day preceding the Distribution Date in
November  2006, and with respect to any  Distribution  Date after the  Distribution  Date in
November  2006,  the period  commencing on the  Distribution  Date in the month  immediately preceding the month in which such  Distribution  Date occurs and ending on the day preceding such Distribution Date.

      Interest   Distribution  Amount:  For  any  Distribution  Date,  the  amounts  payable pursuant to Section 4.02(c)(i) and (ii).

      Interim Certification:  As defined in Section 2.02.

      Late  Collections:  With respect to any Mortgage Loan, all amounts received during any
Due  Period,  whether  as late  payments  of  Monthly  Payments  or as  Insurance  Proceeds,
Liquidation  Proceeds or otherwise,  which represent late payments or collections of Monthly
Payments due but delinquent for a previous Due Period and not previously recovered.

      LIBOR:  With  respect to any  Distribution  Date,  the  arithmetic  mean of the London interbank  offered rate  quotations for one-month U.S. Dollar  deposits,  expressed on a per annum basis, determined in accordance with Section 1.02.

      LIBOR  Business  Day:  Any day other  than (i) a  Saturday  or Sunday or (ii) a day on which  banking  institutions  in London,  England are  required or  authorized  by law to be closed.

      LIBOR   Certificates:   Collectively,   the  Class A   Certificates  and  the  Class M
Certificates.

      LIBOR Rate Adjustment Date: With respect to each  Distribution  Date, the second LIBOR
Business Day immediately preceding the commencement of the related Interest Accrual Period.

      Liquidation  Proceeds:  Amounts (other than Insurance Proceeds) received by the Master
Servicer in connection  with the taking of an entire  Mortgaged  Property by exercise of the power  of  eminent  domain  or  condemnation  or in  connection  with the  liquidation  of a defaulted  Mortgage Loan through trustee's sale,  foreclosure sale or otherwise,  other than
REO Proceeds and Subsequent Recoveries.

      Loan Group I: The Mortgage  Loans  designated on the Mortgage  Loan Schedule  attached hereto as Exhibit F-1.

      Loan Group II: The Mortgage  Loans  designated on the Mortgage Loan Schedule  attached hereto as Exhibit F-2.

      Loan-to-Value  Ratio:  As of any date,  the fraction,  expressed as a percentage,  the numerator  of which is the current  principal  balance of the related  Mortgage  Loan at the date of  determination  and the  denominator of which is the Appraised  Value of the related
Mortgaged Property.

      Margin: The Class A-I-1 Margin,  Class A-I-2 Margin,  Class A-I-3 Margin,  Class A-I-4
Margin,  Class  A-II  Margin,  Class M-1S  Margin,  Class M-2S  Margin,  Class M-3S  Margin,
Class M-4 Margin,  Class M-5 Margin, Class M-6 Margin, Class M-7 Margin, Class M-8 Margin or
Class M-9 Margin, as applicable.

      Marker Rate: With respect to the Class SB  Certificates  or REMIC IV Regular  Interest
SB-IO and any Distribution  Date, in relation to REMIC III Regular  Interests LT1, LT2, LT3,
LT4 and  LT-Y1,  a per  annum  rate  equal to two (2)  times  the  weighted  average  of the
Uncertificated  REMIC III  Pass-Through  Rates for REMIC III Regular  Interest LT2 and REMIC
III Regular  Interest  LT3.  With respect to the Class SB  Certificates  or REMIC IV Regular
Interest SB-IO and any  Distribution  Date, in relation to REMIC III Regular  Interests LT5,
LT6,  LT7, LT8 and LT-Y2,  a per annum rate equal to two (2) times the  weighted  average of the  Uncertificated  REMIC III  Pass-Through  Rates for REMIC III Regular  Interest  LT6 and
REMIC III Regular Interest LT7.

      Master Servicer:  As defined in the preamble hereto.

      Maturity Date: With respect to each Class of  Certificates  representing  ownership of
Regular  Interests or Uncertificated  Regular Interest issued by each of REMIC I,  REMIC II,
REMIC  III  and  REMIC  IV the  latest  possible  maturity  date,  solely  for  purposes  of
Section 1.860G-1(a)(4)(iii)  of the Treasury Regulations, by which the Certificate Principal
Balance of each such  Class of  Certificates  representing  a regular  interest in the Trust
Fund would be reduced to zero, which is, for each such regular interest,  November 25, 2036, which is the Distribution  Date occurring in the month following the last scheduled  monthly payment of the Mortgage Loans.

      Maximum  Mortgage  Rate:  With respect to any  adjustable-rate  Mortgage Loan, the per annum rate indicated on the Mortgage Loan Schedule as the "NOTE  CEILING," which rate is the maximum  interest  rate that may be  applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

      MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

      MERS(R)System:  The  system  of  recording   transfers  of  Mortgages   electronically
maintained by MERS.

      MIN: The Mortgage  Identification  Number for Mortgage Loans  registered  with MERS on the MERS(R)System.

      Minimum  Mortgage  Rate:  With  respect to any  adjustable-rate  Mortgage  Loan, a per annum rate equal to the greater of (i) the  Note Margin and (ii) the rate  indicated  on the
Mortgage  Loan  Schedule as the "NOTE  FLOOR," which rate may be applicable to such Mortgage
Loan at any time during the life of such Mortgage Loan.

      Modified  Mortgage  Loan:  Any Mortgage  Loan that has been the subject of a Servicing
Modification.

      Modified Net Mortgage  Rate:  With respect to any Mortgage Loan that is the subject of a  Servicing  Modification,  the Net  Mortgage  Rate  minus  the rate per annum by which the
Mortgage Rate on such Mortgage Loan was reduced.

      MOM Loan:  With respect to any  Mortgage  Loan,  MERS acting as the  mortgagee of such
Mortgage  Loan,  solely  as  nominee  for the  originator  of  such  Mortgage  Loan  and its successors and assigns, at the origination thereof.

      Monthly  Payment:  With respect to any Mortgage Loan  (including any REO Property) and the Due Date in any Due  Period,  the  payment of  principal  and  interest  due  thereon in accordance with the amortization  schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient  Valuations  occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy,  other than a Deficient  Valuation,  or similar  proceeding or any moratorium or similar waiver or grace period and before any Servicing  Modification  that  constitutes a reduction of the interest rate on such Mortgage Loan).

      Moody's:  Moody's Investors Service, Inc., or its successors in interest.

      Mortgage:  With respect to each Mortgage  Note,  the mortgage,  deed of trust or other comparable  instrument  creating  a first or  junior  lien on an  estate  in fee  simple  or leasehold interest in real property securing a Mortgage Note.

      Mortgage  File:  The  mortgage  documents  listed  in  Section 2.01  pertaining  to  a particular  Mortgage Loan and any additional  documents required to be added to the Mortgage
File pursuant to this Agreement.

      Mortgage  Loans:  Such of the mortgage loans  transferred  and assigned to the Trustee pursuant  to  Section 2.01  as from  time to time are held or deemed to be held as a part of the Trust Fund,  the  Mortgage  Loans  originally  so held being  identified  in the initial
Mortgage Loan Schedule,  and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including,  without  limitation,  each related Mortgage Note, Mortgage and
Mortgage File and all rights appertaining thereto.

      Mortgage  Loan  Schedule:   The  lists  of  the  Mortgage  Loans  attached  hereto  as
Exhibit F-1  and  Exhibit F-2  (as  amended  from time to time to reflect  the  addition  of
Qualified  Substitute  Mortgage  Loans),  which  lists  shall  set  forth at a  minimum  the following information as to each Mortgage Loan:

            (i)...the Mortgage Loan identifying number ("RFC LOAN #");

            (ii)..[reserved];

            (iii).the maturity of the Mortgage Note ("MATURITY  DATE," or "MATURITY DT");

            (iv)..for  the   adjustable-rate   Mortgage  Loans,  the  Mortgage  Rate  as  of
origination ("ORIG RATE");

            (v)...the Mortgage Rate as of the Cut-off Date ("CURR RATE");

            (vi)..the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

            (vii).the scheduled  monthly  payment of  principal,  if any, and interest as of the Cut-off Date ("ORIGINAL P & I" or "CURRENT P & I");

            (viii)      the Cut-off Date Principal Balance ("PRINCIPAL BAL");

            (ix)..the Loan-to-Value Ratio at origination ("LTV");

            (x)...a code "T," "BT" or "CT" under the column "LN  FEATURE,"  indicating  that the  Mortgage  Loan is secured by a second or vacation  residence  (the  absence of any such code means the Mortgage Loan is secured by a primary residence);

            (xi)..a code "N" under the column  "OCCP  CODE,"  indicating  that the  Mortgage
Loan is secured by a non-owner  occupied  residence  (the absence of any such code means the
Mortgage Loan is secured by an owner occupied residence);

            (xii).for the  adjustable-rate  Mortgage Loans, the Maximum Mortgage Rate ("NOTE
CEILING");

            (xiii)      for the  adjustable-rate  Mortgage  Loans,  the maximum Net Mortgage
Rate ("NET CEILING");

            (xiv).for the adjustable-rate Mortgage Loans, the Note Margin ("NOTE MARGIN");

            (xv)..for the  adjustable-rate  Mortgage Loans,  the first Adjustment Date after the Cut-off Date ("NXT INT CHG DT");

            (xvi).for the adjustable-rate  Mortgage Loans, the Periodic Cap ("PERIODIC DECR"
or "PERIODIC INCR");

            (xvii)      [reserved]; and

            (xviii)     for  the  adjustable-rate   Mortgage  Loans,  the  rounding  of  the
semi-annual or annual adjustment to the Mortgage Rate ("NOTE METHOD").

      Such schedules may consist of multiple reports that  collectively set forth all of the information required.

      Mortgage  Note:  The  originally  executed  note or  other  evidence  of  indebtedness evidencing  the  indebtedness  of a  Mortgagor  under a  Mortgage  Loan,  together  with any modification thereto.

      Mortgage  Rate:  With respect to any  Mortgage  Loan,  the interest  rate borne by the related  Mortgage  Note, or any  modification  thereto other than a Servicing  Modification.
The Mortgage Rate on the adjustable-rate  Mortgage Loans will adjust on each Adjustment Date to equal the sum (rounded to the nearest  multiple of one-eighth of one percent  (0.125%) or up to the nearest  one-eighth  of one percent,  which are indicated by a "U" on the Mortgage
Loan Schedule,  except in the case of the adjustable-rate Mortgage Loans indicated by an "X"
on the Mortgage Loan Schedule  under the heading "NOTE  METHOD"),  of the related Index plus the Note Margin, in each case subject to the applicable  Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

      Mortgaged Property:  The underlying real property securing a Mortgage Loan.

      Mortgagor:  The obligor on a Mortgage Note.

      Net  Mortgage   Rate:   With  respect  to  any  Mortgage   Loan  as  of  any  date  of
determination,  a per annum rate equal to the  Mortgage  Rate for such  Mortgage  Loan as of such date minus the related Expense Fee Rate.

      Net Swap Payment:  With respect to each  Distribution  Date, the net payment  required to be made pursuant to the terms of the Swap  Agreement by either the Swap  Counterparty  or the  Supplemental  Interest Trust Trustee,  on behalf of the  Supplemental  Interest  Trust, which net payment shall not take into account any Swap Termination Payment.

      Net WAC Cap Rate:  The Group I Net WAC Cap Rate,  Group II Net WAC Cap Rate or Class M
Net WAC Cap Rate, as applicable.

      Non-United States Person:  Any Person other than a United States Person.

      Nonrecoverable  Advance:  Any  Advance  previously  made or proposed to be made by the
Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted  Mortgage
Loan) which,  in the good faith judgment of the Master  Servicer,  will not, or, in the case of a proposed  Advance,  would not, be ultimately  recoverable  by the Master  Servicer from related Late Collections,  Insurance Proceeds,  Liquidation Proceeds or REO Proceeds. To the
extent that any Mortgagor is not obligated  under the related  Mortgage  documents to pay or reimburse any portion of any Servicing  Advances  that are  outstanding  with respect to the related  Mortgage  Loan as a result of a  modification  of such  Mortgage Loan by the Master
Servicer,  which forgives  amounts which the Master  Servicer or Subservicer  had previously
advanced,   and  the  Master  Servicer  determines  that  no  other  source  of  payment  or reimbursement for such advances is available to it, such Servicing  Advances shall be deemed to be Nonrecoverable  Advances.  The determination by the Master Servicer that it has made a
Nonrecoverable  Advance  shall  be  evidenced  by  a  certificate  of a  Servicing  Officer,
Responsible  Officer or Vice  President or its  equivalent  or senior  officer of the Master
Servicer,  delivered to the Depositor,  the Trustee,  and the Master Servicer  setting forth such  determination,  which shall include any other  information or reports  obtained by the
Master  Servicer such as property  operating  statements,  rent rolls,  property  inspection reports and  engineering  reports,  which may support such  determinations.  Notwithstanding the above,  the  Trustee  shall be  entitled  to rely upon any  determination  by the Master
Servicer that any Advance  previously made is a Nonrecoverable  Advance or that any proposed
Advance, if made, would constitute a Nonrecoverable Advance.

      Nonsubserviced  Mortgage  Loan:  Any  Mortgage  Loan  that,  at the time of  reference thereto, is not subject to a Subservicing Agreement.

      Note  Margin:  With  respect  to  each   adjustable-rate   Mortgage  Loan,  the  fixed
percentage  set forth in the  related  Mortgage  Note and  indicated  on the  Mortgage  Loan
Schedule as the "NOTE  MARGIN,"  which  percentage is added to the Index on each  Adjustment
Date to determine  (subject to rounding in accordance  with the related  Mortgage  Note, the
Periodic Cap, the Maximum  Mortgage Rate and the Minimum Mortgage Rate) the interest rate to be borne by such adjustable-rate Mortgage Loan until the next Adjustment Date.

      Officers'  Certificate:  A  certificate  signed  by the  Chairman  of the  Board,  the
President,  a Vice President,  Assistant Vice President,  Director,  Managing Director,  the
Treasurer,  the Secretary, an Assistant Treasurer or an Assistant Secretary of the Depositor
or the Master  Servicer,  as the case may be, and  delivered to the Trustee,  as required by this Agreement.

      Opinion of Counsel:  A written  opinion of counsel  acceptable  to the Trustee and the
Master  Servicer and which counsel may be counsel for the Depositor or the Master  Servicer, provided  that any Opinion of Counsel (i)  referred to in the  definition  of  "Disqualified
Organization"  or (ii) relating to the  qualification  of any REMIC  hereunder as a REMIC or compliance with the REMIC Provisions  must,  unless  otherwise  specified,  be an opinion of
Independent counsel.

      Optional  Termination  Date:  Any  Distribution  Date on or  after  which  the  Stated
Principal  Balance  (after giving effect to  distributions  to be made on such  Distribution
Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

      Outstanding  Mortgage  Loan:  With  respect  to the  Due  Date in any  Due  Period,  a
Mortgage  Loan  (including  an REO  Property)  that  was  not  the  subject  of a  Principal
Prepayment in Full, Cash Liquidation or REO Disposition and that was not purchased,  deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

      Overcollateralization  Amount:  With respect to any Distribution  Date, the excess, if any, of (a) the  aggregate  Stated  Principal  Balance of the Mortgage  Loans before  giving effect to  distributions  of  principal  to be made on such  Distribution  Date over (b) the aggregate  Certificate  Principal  Balance  of the  Class A  Certificates  and  the  Class M
Certificates immediately prior to such date.

      Overcollateralization  Floor:  An amount equal to the product of 0.50% and the Cut-off
Date Balance.

      Overcollateralization  Increase  Amount:  With respect to any  Distribution  Date, the lesser of (a) Excess Cash Flow for that  Distribution  Date (to the extent not used to cover the amounts  described in clauses (iv) and (v) of the  definition of Principal  Distribution
Amount  as  of  such   Distribution   Date),   and  (b) the   excess  of  (1) the   Required
Overcollateralization  Amount for such Distribution Date over (2) the  Overcollateralization
Amount for such Distribution Date.

      Overcollateralization  Reduction  Amount:  With  respect to any  Distribution  Date on which the Excess  Overcollateralization  Amount is,  after  taking  into  account  all other
distributions   to  be  made  on  such   Distribution   Date,   greater   than   zero,   the
Overcollateralization  Reduction  Amount  shall  be equal to the  lesser  of (i) the  Excess
Overcollateralization  Amount for that Distribution  Date and (ii) the Principal  Remittance
Amount on such Distribution Date.

      Ownership  Interest:  With  respect to any  Certificate,  any  ownership  or  security interest in such  Certificate,  including  any  interest in such  Certificate  as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial,  as owner or as pledgee.

      Pass-Through  Rate:  With respect to each Class of  Class A  Certificates  and Class M
Certificates  and any  Distribution  Date,  the least of (i) a per annum rate equal to LIBOR plus the related Margin for such  Distribution  Date,  (ii) 14.000%  per annum and (iii) the related Net WAC Cap Rate for such Distribution Date.

      With respect to the Class SB  Certificates or REMIC IV Regular  Interest SB-IO and any
Distribution  Date, a per annum rate equal to the percentage  equivalent of a fraction,  the numerator  of which is the sum of the  amounts  calculated  pursuant  to clauses (i) through
(viii) below, and the denominator of which is the aggregate  principal  balance of the REMIC
III Regular  Interests.  For purposes of calculating the Pass-Through  Rate for the Class SB
Certificates or REMIC IV Regular  Interest  SB-IO,  the numerator is equal to the sum of the following components:

            (i)...the  Uncertificated  Pass-Through  Rate for REMIC III Regular Interest LT1
minus the related  Marker Rate,  applied to a notional  amount  equal to the  Uncertificated
Principal Balance of REMIC III Regular Interest LT1;

            (ii)..the  Uncertificated  Pass-Through  Rate for REMIC III Regular Interest LT2
minus the related  Marker Rate,  applied to a notional  amount  equal to the  Uncertificated
Principal Balance of REMIC III Regular Interest LT2;

            (iii).the  Uncertificated  Pass-Through  Rate for REMIC III Regular Interest LT4
minus  twice  the  related  Marker  Rate,   applied  to  a  notional  amount  equal  to  the
Uncertificated Principal Balance of REMIC III Regular Interest LT4;

            (iv)..the  Uncertificated  Pass-Through  Rate for REMIC III Regular Interest LT5
minus the related  Marker Rate,  applied to a notional  amount  equal to the  Uncertificated
Principal Balance of REMIC III Regular Interest LT5;

            (v)...the  Uncertificated  Pass-Through  Rate for REMIC III Regular Interest LT6
minus the related  Marker Rate,  applied to a notional  amount  equal to the  Uncertificated
Principal Balance of REMIC III Regular Interest LT6;

            (vi)..the  Uncertificated  Pass-Through  Rate for REMIC III Regular Interest LT8
minus  twice  the  related  Marker  Rate,   applied  to  a  notional  amount  equal  to  the
Uncertificated Principal Balance of REMIC III Regular Interest LT8;

            (vii).the Uncertificated  Pass-Through Rate for REMIC III Regular Interest LT-Y1
minus the related  Marker Rate,  applied to a notional  amount  equal to the  Uncertificated
Principal Balance of REMIC III Regular Interest LT-Y1; and

            (viii)      the Uncertificated  Pass-Through Rate for REMIC III Regular Interest
LT-Y2  minus  the  related  Marker  Rate,   applied  to  a  notional  amount  equal  to  the
Uncertificated Principal Balance of REMIC III Regular Interest LT-Y2.

      Paying Agent:  U.S. Bank National  Association or any successor Paying Agent appointed by the Trustee.

      Percentage  Interest:  With respect to any Class A Certificate or Class M Certificate, the  undivided  percentage  ownership  interest  in  the  related  Class evidenced  by  such
Certificate,  which percentage  ownership interest shall be equal to the Initial Certificate
Principal Balance thereof divided by the aggregate Initial Certificate  Principal Balance of all of the  Certificates  of the same  Class.  The  Percentage  Interest  with  respect to a
Class SB Certificate or Class R Certificate shall be stated on the face thereof.

      Periodic Cap: With respect to each  adjustable-rate  Mortgage  Loan, the periodic rate cap that limits the increase or the decrease of the related  Mortgage Rate on any Adjustment
Date pursuant to the terms of the related Mortgage Note.

      Permitted Investments:  One or more of the following:

            (i) ..obligations  of or  guaranteed  as to principal and interest by the United
States or any agency or  instrumentality  thereof  when such  obligations  are backed by the full faith and credit of the United States;

            (ii) .repurchase  agreements on obligations specified in clause (i) maturing not more  than one month  from the date of  acquisition  thereof,  provided  that the  unsecured obligations of the party agreeing to repurchase  such  obligations  are at the time rated by each Rating Agency in its highest short-term rating available;

            (iii)       federal  funds,  certificates  of  deposit,  demand  deposits,  time deposits and bankers'  acceptances  (which shall each have an original  maturity of not more than  90 days and, in the case of bankers'  acceptances,  shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days)  denominated in
United States  dollars of any U.S.  depository  institution  or trust  company  incorporated under the laws of the  United  States or any state  thereof or of any  domestic  branch of a foreign depository institution or trust company;  provided that the debt obligations of such depository  institution or trust company at the date of acquisition  thereof have been rated by each Rating Agency in its highest  short-term  rating  available;  and,  provided further that, if the original  maturity of such  short-term  obligations  of a domestic  branch of a foreign depository  institution or trust company shall exceed 30 days, the short-term rating of such  institution  shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

            (iv) .commercial paper and demand notes (having original  maturities of not more than 365 days) of any  corporation  incorporated  under the laws of the United States or any state thereof which on the date of  acquisition  has been rated by each Rating Agency in its highest short term rating  available;  provided that such commercial  paper and demand notes shall have a remaining maturity of not more than 30 days;

            (v) ..a money  market fund or a qualified  investment  fund rated by each Rating
Agency in its highest  long-term  rating  available  (which may be managed by the Trustee or one of its Affiliates); and

            (vi) .other  obligations or securities that are acceptable to each Rating Agency as a Permitted  Investment hereunder and will not reduce the rating assigned to any Class of
Certificates  by  such  Rating  Agency  below  the  then-current  rating  assigned  to  such
Certificates by such Rating Agency, as evidenced in writing;

provided,  however,  that no instrument  shall be a Permitted  Investment if it  represents, either (1) the right to receive only interest  payments with respect to the underlying  debt instrument  or (2) the right to receive both  principal and interest  payments  derived from obligations  underlying such instrument and the principal and interest payments with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such underlying obligations.  References herein to the highest rating available on unsecured  long-term  debt  shall  mean AAA in the case of  Standard & Poor's and Aaa in the case of Moody's,  and for purposes of this Agreement,  any references  herein to the highest rating available on unsecured  commercial  paper and short-term debt obligations  shall mean the  following:  A-1 in the  case of  Standard  &  Poor's  and P-1 in the  case of  Moody's;
provided,  however, that any Permitted Investment that is a short-term debt obligation rated
A-1 by Standard & Poor's must satisfy the  following  additional  conditions:  (i) the total amount of debt from A-1 issuers must be limited to the  investment of monthly  principal and interest  payments  (assuming  fully  amortizing  collateral);  (ii) the total amount of A-1 investments  must not  represent  more  than 20% of the  aggregate  outstanding  Certificate
Principal  Balance of the  Certificates  and each investment must not mature beyond 30 days;
(iii) the terms of the debt must have a  predetermined  fixed dollar amount of principal due at maturity that cannot vary; and (iv) if the investments  may be liquidated  prior to their maturity or are being relied on to meet a certain  yield,  interest must be tied to a single interest rate index plus a single fixed spread (if any) and must move  proportionately  with that index.  Any  Permitted  Investment  may be  purchased  by or through the Trustee or its
Affiliates.

      Permitted  Transferee:  Any  Transferee  of  a  Class R  Certificate,   other  than  a
Disqualified Organization or Non-United States Person.

      Person: Any individual,  corporation,  limited liability company,  partnership,  joint venture, association,  joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Prepayment  Assumption:  With  respect to the  Class A  Certificates  and the  Class M
Certificates,  the prepayment  assumption to be used for determining the accrual of original issue discount and premium and market discount on such  Certificates  for federal income tax purposes,  which (a) with  respect  to the  fixed-rate  Mortgage  Loans,  assumes a constant prepayment  rate of  one-tenth  of 23% per annum of the then  outstanding  Stated  Principal
Balance of the  fixed-rate  Mortgage  Loans in the first month of the life of such  Mortgage
Loans and an additional  one-tenth of 23% per annum in each month thereafter until the tenth month, and beginning in the tenth month and in each month thereafter  during the life of the fixed-rate  Mortgage  Loans,  a constant  prepayment  rate of 23% per annum each month ("23%
HEP") and (b) with  respect  to the  adjustable-rate  Mortgage  Loans  assumes a  prepayment assumption of 2% of the constant  prepayment rate in month one,  increasing by approximately
2.545%  from  month 2 until  month 12,  a constant  prepayment  rate of 30% from month 12 to month  22, a  constant  prepayment  rate of 50% from  month 23 to month 27,  and a  constant prepayment  rate of 35%  thereafter,  used for  determining  the accrual of  original  issue
discount  and  premium  and  market  discount  on  the  Class A   Certificates  and  Class M
Certificates  for federal  income tax purposes.  The constant  prepayment  rate assumes that the stated  percentage of the outstanding  Stated Principal  Balance of the  adjustable-rate
Mortgage Loans is prepaid over the course of a year.

      Prepayment  Interest  Shortfall:  With  respect  to  any  Distribution  Date  and  any
Mortgage Loan (other than a Mortgage Loan relating to an REO Property)  that was the subject of (a) a Principal  Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's  interest at the related Net  Mortgage  Rate (or  Modified  Net
Mortgage Rate in the case of a Modified  Mortgage Loan) on the Stated  Principal  Balance of
such  Mortgage  Loan over the amount of interest  (adjusted to the related Net Mortgage Rate
(or  Modified  Net  Mortgage  Rate in the case of a  Modified  Mortgage  Loan))  paid by the
Mortgagor for such  Prepayment  Period to the date of such  Principal  Prepayment in Full or
(b) a Curtailment  during the prior calendar month, an amount equal to one month's  interest at the related Net Mortgage  Rate (or  Modified Net Mortgage  Rate in the case of a Modified
Mortgage Loan) on the amount of such Curtailment.

      Prepayment  Period:  With  respect  to  any  Distribution  Date,  the  calendar  month preceding the month of distribution.

      Primary  Insurance  Policy:  Each  primary  policy of mortgage  guaranty  insurance as indicated by a numeric code on the Mortgage  Loan Schedule with the exception of code "A23,"
"A34" or "A96" under the column "MI CO CODE."

      Principal  Allocation  Amount:  With respect to any Distribution  Date, the sum of (a)
the Principal  Remittance Amount for that Distribution  Date, as adjusted to reflect any net swap payments or Swap  Termination  Payments not due to a Swap  Counterparty  Trigger Event,
(b) any Realized  Losses  covered by amounts  included in clause (iv) of the  definition  of
Principal  Distribution  Amount and (c) the  aggregate  amount of the  principal  portion of
Realized  Losses on the Mortgage  Loans in the calendar month  preceding  that  Distribution
Date, to the extent  covered by Excess Cash Flow included in clause (v) of the definition of
Principal  Distribution Amount;  provided,  however,  that on any Distribution Date on which there is (i) insufficient  Subsequent  Recoveries to cover all unpaid Realized Losses on the
Mortgage  Loans  described  in clause  (b)  above,  in  determining  the  Group I  Principal
Distribution Amount and the Group II Principal  Distribution Amount,  Subsequent  Recoveries
will be  allocated  to the Class A-I  Certificates  and Class A-II  Certificates,  pro rata, based on the principal  portion of unpaid Realized Losses from prior  Distribution  Dates on the Group I Loans and Group II Loans,  respectively,  and (ii) insufficient Excess Cash Flow to cover all  Realized  Losses on the  Mortgage  Loans  described  in clause (c)  above,  in
determining  the  Group  I  Principal   Distribution  Amount  and  the  Group  II  Principal
Distribution  Amount,  the Excess Cash Flow  remaining  after the  allocation  described  in clause (b) above or (i) of this proviso,  as applicable,  will be allocated to the Class A-I
Certificates  and Class  A-II  Certificates,  pro rata,  based on the  principal  portion of
Realized Losses incurred during the calendar month preceding that  Distribution  Date on the
Group I Loans and Group II Loans, respectively.

      Principal  Distribution  Amount:  With respect to any Distribution Date, the lesser of
(a) the excess of (x) the sum of (A) the Available  Distribution Amount and (B) with respect to clauses (b)(v) and (vi) below, the amounts  received by the  Supplemental  Interest Trust
Trustee  under  the  Swap  Agreement  for that  Distribution  Date,  over  (y) the  Interest
Distribution Amount, and (b) the sum of:

            (i)...the principal  portion of each Monthly  Payment  received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan;

            (ii)..the Stated Principal  Balance of any Mortgage Loan repurchased  during the related  Prepayment  Period  (or  deemed  to have been so  repurchased  in  accordance  with
Section 3.07(b))  pursuant  to  Section 2.02,  2.03,  2.04 or 4.07  and  the  amount  of any shortfall  deposited in the  Custodial  Account in  connection  with the  substitution  of a
Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period;

            (iii).the principal  portion of all other  unscheduled  collections,  other than
Subsequent  Recoveries,  on the Mortgage Loans  (including,  without  limitation,  Principal
Prepayments  in  Full,  Curtailments,  Insurance  Proceeds,  Liquidation  Proceeds  and  REO
Proceeds)  received  during  the  related  Prepayment  Period  (or  deemed  to have  been so received) to the extent  applied by the Master  Servicer as  recoveries  of principal of the
Mortgage Loans pursuant to Section 3.14;

            (iv)..the lesser of (1)  Subsequent  Recoveries for such  Distribution  Date and
(2) the principal  portion of any Realized Losses  allocated to any Class of Certificates on a prior Distribution Date and remaining unpaid;

            (v)...the lesser of (1) the Excess Cash Flow for such  Distribution Date (to the extent not used pursuant to clause (iv) of this  definition on such  Distribution  Date) and
(2) the principal  portion of any Realized Losses incurred (or deemed to have been incurred)
on any Mortgage Loans in the calendar month preceding such Distribution Date; and

            (vi)..the lesser of (1) the Excess Cash Flow for that  Distribution Date (to the extent not used  pursuant to clauses (iv) and (v) of this  definition  on such  Distribution
Date) and (2) the Overcollateralization Increase Amount for such Distribution Date;

minus

            (vii).(A) the  amount of any  Overcollateralization  Reduction  Amount  for such
Distribution  Date and (B) the amount of any  Capitalization  Reimbursement  Amount for such
Distribution Date.

      Principal  Prepayment:  Any payment of principal or other recovery on a Mortgage Loan, including a recovery  that takes the form of  Liquidation  Proceeds or  Insurance  Proceeds, which is received in advance of its scheduled Due Date and is not  accompanied  by an amount as to interest  representing  scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

      Principal  Prepayment  in Full:  Any Principal  Prepayment  made by a Mortgagor of the entire principal balance of a Mortgage Loan.

      Principal  Remittance  Amount:  With  respect to any  Distribution  Date,  all amounts described in clauses  (b)(i)  through  (iii) of the  definition  of  Principal  Distribution
Amount for that Distribution Date.

      Program  Guide:  The  AlterNet  Seller  Guide as  incorporated  into  the  Residential
Funding  Seller  Guide for  mortgage  collateral  sellers that  participate  in  Residential
Funding's  AlterNet  Mortgage  Program,  and Residential  Funding's  Servicing Guide and any
other subservicing  arrangements  which Residential  Funding has arranged to accommodate the servicing of the Mortgage  Loans and in each case all  supplements  and  amendments  thereto published by Residential Funding.

      Purchase  Price:  With respect to any Mortgage Loan (or REO  Property)  required to be or otherwise  purchased on any date pursuant to Section 2.02,  2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated  Principal  Balance  thereof  plus the  principal portion of any related unreimbursed  Advances and (ii) unpaid accrued interest at either (a)
the  Adjusted  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the  case of a  Modified
Mortgage Loan) plus the rate per annum at which the Servicing Fee is  calculated,  or (b) in the case of a purchase  made by the Master  Servicer,  at the Net Mortgage Rate (or Modified
Net  Mortgage  Rate in the case of a  Modified  Mortgage  Loan),  in each case on the Stated
Principal  Balance  thereof to the first day of the month  following  the month of  purchase from the Due Date to which  interest  was last paid by the  Mortgagor.  With  respect to any
Mortgage Loan (or REO Property)  required to be or otherwise  purchased on any date pursuant to  Section 4.08,  an amount  equal to the  greater of (i) the sum of (a) 100% of the Stated
Principal  Balance thereof plus the principal portion of any related  unreimbursed  Advances of such Mortgage Loan (or REO  Property) and (b) unpaid  accrued  interest at either (1) the
Adjusted  Mortgage  Rate (or Modified Net Mortgage  Rate in the case of a Modified  Mortgage
Loan) plus the rate per annum at which the Servicing Fee is  calculated,  or (2) in the case of a  purchase  made by the Master  Servicer,  at the Net  Mortgage  Rate (or  Modified  Net
Mortgage  Rate  in the  case of a  Modified  Mortgage  Loan),  in  each  case on the  Stated
Principal  Balance  thereof to the first day of the month  following  the month of  purchase from the Due Date to  which  interest  was  last  paid by the  Mortgagor,  and (ii) the fair market value of such Mortgage Loan (or REO Property).

      Qualified   Institutional  Buyer:  The  meaning  specified  in  Rule  144A  under  the
Securities Act.

      Qualified  Substitute  Mortgage  Loan:  A Mortgage  Loan  substituted  by  Residential
Funding  or the  Depositor  for a Deleted  Mortgage  Loan  which  must,  on the date of such substitution,  as confirmed in an Officers'  Certificate  delivered to the Trustee, (i) have an outstanding  principal  balance,  after deduction of the principal portion of the monthly payment due in the month of substitution  (or in the case of a substitution of more than one
Mortgage Loan for a Deleted  Mortgage  Loan,  an aggregate  outstanding  principal  balance, after  such  deduction),  not in excess  of the  Stated  Principal  Balance  of the  Deleted
Mortgage Loan (the amount of any shortfall to be deposited by  Residential  Funding,  in the
Custodial  Account  in the  month of  substitution);  (ii)  have a  Mortgage  Rate and a Net
Mortgage  Rate no lower than and not more than 1% per annum  higher than the  Mortgage  Rate and Net  Mortgage  Rate,  respectively,  of the  Deleted  Mortgage  Loan  as of the  date of substitution;  (iii) have a  Loan-to-Value  Ratio at the time of substitution no higher than that of the Deleted  Mortgage Loan at the time of  substitution;  (iv) have a remaining term to stated  maturity  not  greater  than (and not more than one year less  than)  that of the
Deleted  Mortgage  Loan;  (v) comply  with each  representation  and  warranty  set forth in
Sections  2.03 and 2.04 hereof and  Section 4 of the  Assignment  Agreement  (other than the representations  and  warranties  set forth  therein  with  respect  to the  number of loans
(including  the related  percentage) in excess of zero which meet or do not meet a specified criteria); (vi) not be 30 days or more Delinquent;  (vii) not be subject to the requirements of HOEPA (as defined in the Assignment Agreement);  (viii) have a policy of title insurance, in the form and amount  that is in material  compliance  with the  Program  Guide,  that was effective as of the closing of such  Mortgage  Loan,  is valid and  binding,  and remains in full force and effect,  unless the  Mortgage  Property is located in the State of Iowa where an attorney's  certificate has been provided as described in the Program Guide;  (ix) if the
Deleted Loan is not a Balloon Loan,  not be a Balloon  Loan;  (x) with respect to adjustable rate Mortgage  Loans,  have a Mortgage  Rate that adjusts with the same  frequency and based upon the same Index as that of the Deleted  Mortgage  Loan;  (xi) with respect to adjustable rate Mortgage  Loans,  have a Note Margin not less than that of the Deleted  Mortgage  Loan;
(xii) with respect to  adjustable  rate  Mortgage  Loans,  have a Periodic  Rate Cap that is equal to that of the Deleted Mortgage Loan;  (xiii) with respect to adjustable rate Mortgage
Loans,  have a next  Adjustment  Date no later than that of the Deleted  Mortgage  Loan; and
(xiv) be secured by a lien with the same lien priority as the Deleted Mortgage Loan.

      Rating  Agency:  Each of  Standard & Poor's,  Moody's  and  Fitch.  If any agency or a successor  is no longer in  existence,  "Rating  Agency"  shall be such  statistical  credit rating agency,  or other  comparable  Person,  designated by the Depositor,  notice of which designation shall be given to the Trustee and the Master Servicer.

      Realized  Loss:  With respect to each  Mortgage  Loan (or REO  Property) as to which a
Cash  Liquidation or REO Disposition  has occurred,  an amount (not less than zero) equal to
(i) the Stated  Principal  Balance of the Mortgage  Loan (or REO Property) as of the date of
Cash Liquidation or REO Disposition,  plus (ii) interest (and REO Imputed Interest,  if any)
at the Net  Mortgage  Rate from the Due Date as to which  interest was last paid or advanced to  Certificateholders up to the last day of the month in which the Cash Liquidation (or REO
Disposition)  occurred  on the  Stated  Principal  Balance  of such  Mortgage  Loan  (or REO
Property)  outstanding  during each Due Period that such  interest was not paid or advanced, minus (iii) the proceeds,  if any,  received during the month in which such Cash Liquidation
(or REO  Disposition)  occurred,  to the extent applied as recoveries of interest at the Net
Mortgage  Rate  and  to  principal  of  the  Mortgage  Loan,  net  of  the  portion  thereof reimbursable  to the Master Servicer or any  Subservicer  with respect to related  Advances,
Servicing  Advances or other  expenses as to which the Master  Servicer  or  Subservicer  is entitled to  reimbursement  thereunder but which have not been previously  reimbursed.  With respect to each Mortgage Loan which is the subject of a Servicing Modification,  (a) (1) the amount by which the interest  portion of a Monthly Payment or the principal  balance of such
Mortgage  Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were  forgiven and that  constitute  Servicing  Advances that are  reimbursable  to the
Master Servicer or a Subservicer,  and (b) any such amount with respect to a Monthly Payment that was or would  have been due in the  month  immediately  following  the month in which a
Principal  Prepayment  or the Purchase  Price of such Mortgage Loan is received or is deemed to have been  received.  With respect to each  Mortgage Loan which has become the subject of a Deficient  Valuation,  the difference  between the principal  balance of the Mortgage Loan outstanding  immediately prior to such Deficient  Valuation and the principal balance of the
Mortgage  Loan as reduced by the  Deficient  Valuation.  With respect to each  Mortgage Loan which has become the object of a Debt  Service  Reduction,  the amount of such Debt  Service
Reduction.  Notwithstanding  the above,  neither a Deficient  Valuation  nor a Debt  Service
Reduction  shall be deemed a Realized  Loss  hereunder  so long as the Master  Servicer  has notified  the  Trustee in writing  that the  Master  Servicer  is  diligently  pursuing  any remedies  that may  exist  in  connection  with  the  representations  and  warranties  made regarding  the  related  Mortgage  Loan and either (A) the related  Mortgage  Loan is not in default with regard to payments due thereunder or (B)  delinquent  payments of principal and interest under the related  Mortgage Loan and any premiums on any applicable  primary hazard insurance  policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer,  in either case without giving effect to any Debt Service Reduction.

      Realized  Losses  allocated to the Class SB  Certificates  shall be allocated first to
REMIC IV Regular  Interest  SB-IO in  reduction of the accrued but unpaid  interest  thereon until such accrued and unpaid  interest shall have been reduced to zero and then to REMIC IV
Regular Interest SB-PO in reduction of the Principal Balance thereof.

      To the extent the Master Servicer receives  Subsequent  Recoveries with respect to any
Mortgage  Loan,  the amount of the Realized  Loss with respect to that Mortgage Loan will be reduced to the extent  such  recoveries  are  applied  to reduce the  Certificate  Principal
Balance of any Class of Certificates on any Distribution Date.

      Record Date: With respect to each  Distribution Date and the LIBOR  Certificates,  the
Business  Day  immediately   preceding  such   Distribution   Date.  With  respect  to  each
Distribution  Date and the Certificates  (other than the LIBOR  Certificates),  the close of business  on the last  Business  Day of the  month  next  preceding  the  month in which the related  Distribution  Date occurs,  except in the case of the first Record Date which shall be the Closing Date.

      Reference Bank Rate:  As defined in Section 1.02.

      Regular Interest:  Any one of the regular interests in the REMICs.

      Regulation AB:  Subpart 229.1100 - Asset Backed Securities (Regulation AB),  17 C.F.R.
ss.ss.229.1100-229.1123,  as  such  may be  amended  from  time to  time,  and  subject  to such clarification  and  interpretation  as have been provided by the  Commission in the adopting release  (Asset-Backed  Securities,  Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506,
1,531  (January  7, 2005)) or by the staff of the  Commission,  or as may be provided by the
Commission or its staff from time to time.

      Regulation S:  Regulation S promulgated under the Securities Act.

      Relief Act:  The Servicemembers Civil Relief Act, as amended.

      Relief Act  Shortfalls:  Interest  shortfalls on the Mortgage Loans resulting from the
Relief Act or similar legislation or regulations.

      REMIC:  A  "real  estate   mortgage   investment   conduit"   within  the  meaning  of
Section 860D  of the Code. As used herein,  the term "REMIC"  shall mean REMIC I,  REMIC II,
REMIC III or REMIC IV.

      REMIC  Administrator:   Residential  Funding  Company,  LLC.  If  Residential  Funding
Company,  LLC is found by a court of competent  jurisdiction to no longer be able to fulfill its obligations as REMIC  Administrator  under this Agreement the Master Servicer or Trustee acting as successor Master Servicer shall appoint a successor REMIC  Administrator,  subject to assumption of the REMIC Administrator obligations under this Agreement.

      REMIC I:  The segregated pool of assets subject hereto  (exclusive of the Supplemental
Interest Trust Account and the Swap Agreement),  constituting a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate  REMIC election is to be made, consisting of:

            (i)...the Mortgage Loans and the related Mortgage Files;

            (ii)..all  payments  on and  collections  in respect of the  Mortgage  Loans due after the Cut-off  Date (other than Monthly  Payments due in the month of the Cut-off  Date)
as  shall  be on  deposit  in the  Custodial  Account  or in  the  Certificate  Account  and
identified as belonging to the Trust Fund;

            (iii).property  which  secured a Mortgage  Loan and which has been  acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

            (iv)..the hazard insurance  policies and Primary Insurance  Policies  pertaining to the Mortgage Loans, if any; and

            (v) ..all proceeds of clauses (i) through (iv) above.

      REMIC I Available  Distribution  Amount: The Available  Distribution  Amount increased by the amount of any Net Swap Payment described in clause (b)(z) thereof.

      REMIC I Distribution   Amount:  For  any  Distribution  Date,  the  REMIC I  Available
Distribution  Amount  shall be  distributed  to REMIC II in respect of the  REMIC I  Regular
Interests  and to the Class R  Certificateholders  in respect of  Component I thereof in the following amounts and priority:

            (a)...to each of the REMIC I Regular Interests,  pro rata, in an amount equal to
(A) Uncertificated  Accrued Interest for such REMIC I Regular Interest for such Distribution
Date,  plus (B) any  amounts  payable in respect  thereof  remaining  unpaid  from  previous
Distribution Dates;

            (b)...to the extent of amounts remaining after the  distributions  made pursuant to clause (a) above, payments of principal shall be allocated as follows:

                  (i)   first,  to REMIC I Regular  Interests  I and II, an amount  equal to
      1/10,000  of such  principal  payments  for the  Group I Loans and the Group II Loans, respectively;  provided that the Uncertificated  Principal Balances of REMIC I Regular
      Interests I and II shall not be reduced below zero;

                  (i)   second,  any remainder  sequentially  to REMIC I  Regular  Interests
      I-1-A and I-1-B  through the REMIC I Regular  Interests  with  numerical  designations equal to the  number  of such  Distribution  Date (or in the case of any  Distribution
      Date occurring in or after  September 2008,  equal to the number of such  Distribution
      Date  less  one),   starting  with  the  lowest   numerical   designation   until  the
      Uncertificated  Principal  Balance of each such REMIC I Regular Interest is reduced to
      zero,   provided  that,  for  REMIC I  Regular   Interests  with  the  same  numerical
      designation,  such  payments of  principal  shall be  allocated  pro rata between such
      REMIC I Regular Interests;

                  (iii) third,  any  remainder  to REMIC I  Regular  Interest  A-I until the
      Uncertificated Principal Balance of such REMIC I Regular Interest is reduced to zero;

                  (iv)  fourth,  any  remainder to the REMIC I Regular  Interests  remaining outstanding after the foregoing  distributions (other than REMIC I Regular Interests I and II),  starting  with the lowest  numerical  designation  until the  Uncertificated
      Principal  Balance of each such REMIC I Regular Interest is reduced to zero,  provided that,  for  REMIC I  Regular  Interests  with the  same  numerical  designation,  such payments of  principal  shall be  allocated  pro rata  between  such  REMIC I  Regular
      Interests;

                  (v)   fifth,  any  remainder  to REMIC I Regular  Interests  I and II, pro rata according to their  respective  Uncertificated  Principal  Balances as reduced by
      the  distributions   deemed  made  pursuant  to  (i)  above,  until  their  respective
      Uncertificated Principal Balances are reduced to zero; and

            (c)...to the extent of amounts remaining after the  distributions  made pursuant to clauses  (a) and (b)  above,  to the Class R  Certificates  in  respect  of  Component  I thereof, such remaining amount.

      REMIC I Realized  Losses:  Realized Losses on the Mortgage Loans shall be allocated to the REMIC I Regular  Interests as follows:  The interest  portion of Realized  Losses on the
Mortgage Loans shall be allocated among the REMIC I Regular Interests,  pro rata,  according to the amount of interest  accrued but unpaid thereon,  in reduction  thereof.  Any interest portion of such Realized Losses in excess of the amount allocated  pursuant to the preceding sentence shall be treated as a principal  portion of Realized Losses not attributable to any specific Mortgage Loan and allocated pursuant to the succeeding  sentences.  An amount equal to 1/10,000 of the principal  portion of Realized Losses on Group I Loans and Group II Loans
shall be allocated first, on each Distribution  Date, to REMIC I Regular Interests I and II,
respectively,  provided  that the  Uncertificated  Principal  Balances  of  REMIC I  Regular
Interests  I and II shall not be reduced  below zero.  Any  remaining  principal  portion of
Realized Losses on the Mortgage Loans shall be allocated first, on each  Distribution  Date, to REMIC I Regular Interest A-I until the  Uncertificated  Principal Balance of such REMIC I
Regular  Interest has been reduced to zero, and thereafter to REMIC I Regular Interest I-1-A through REMIC I Regular  Interest I-60-B,  starting with the lowest  numerical  denomination until  the  Uncertificated  Principal  Balance  of such  REMIC I Regular  Interest  has been reduced  to zero,  provided  that,  for REMIC I Regular  Interests  with the same  numerical denomination,  such Realized Losses shall be allocated pro rata between such REMIC I Regular
Interests.

      REMIC I Regular Interest.  Any of the separate  non-certificated  beneficial ownership interests in REMIC I  issued  hereunder and  designated as a "regular  interest" in REMIC I.
Each REMIC I Regular  Interest shall accrue interest at the related  Uncertificated  REMIC I
Pass-Through  Rate in effect from time to time,  and shall be entitled to  distributions  of principal,  subject to the terms and conditions  hereof, in an aggregate amount equal to its initial  Uncertificated  Principal Balance as set forth in the Preliminary Statement hereto.
The  designations  for  the  respective  REMIC I  Regular  Interests  are set  forth  in the
Preliminary Statement hereto.

      REMIC II: The  segregated  pool of assets  subject  hereto,  constituting a portion of the primary trust created hereby and to be administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

      REMIC II  Available  Distribution  Amount:  For  any  Distribution  Date,  the  amount distributed  from  REMIC I to REMIC II on such  Distribution  Date in respect of the REMIC I
Regular Interests.

      REMIC II Distribution  Amount:  For any  Distribution  Date,  the  REMIC II  Available
Distribution  Amount shall be  distributed  to REMIC III in respect of the REMIC II  Regular
Interests  and to the Class R  Certificateholders  in respect of Component II thereof in the following amounts and priority:

      (a)   To REMIC II Regular  Interest  LT-IO,  in an amount equal to (i)  Uncertificated
Accrued  Interest  for such  Regular  Interest  for such  Distribution  Date,  plus (ii) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

      (b)   To the  extent of the  portion of the  REMIC II  Available  Distribution  Amount related to Loan Group I remaining after payment of the amounts  pursuant to paragraph (a) of this definition of "REMIC II Distribution Amount":

            (i)...first,  to  REMIC II  Regular  Interests  Y-1 and Z-1,  concurrently,  the
Uncertificated  Accrued Interest for such Regular  Interests  remaining unpaid from previous
Distribution Dates, pro rata according to their respective shares of such unpaid amounts;
            (ii)..second,  to REMIC II  Regular  Interests  Y-1 and Z-1,  concurrently,  the
Uncertificated  Accrued  Interest for such Regular  Interests  for the current  Distribution
Date, pro rata according to their respective Uncertificated Accrued Interest; and

            (iii).third,  to REMIC II  Regular  Interests Y-1 and Z-1, the REMIC II  Regular
Interest Y-1 Principal  Distribution  Amount and the REMIC II Regular Interest Z-1 Principal
Distribution Amount, respectively.

      (c)   To the  extent of the  portion  of the REMIC II  Available  Distribution  Amount related to Loan Group II remaining  after  payment of the amounts  pursuant to paragraph (a)
of this definition of "REMIC II Distribution Amount":

            (i)...first,  to  REMIC II  Regular  Interests  Y-2 and Z-2,  concurrently,  the
Uncertificated  Accrued Interest for such Regular  Interests  remaining unpaid from previous
Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

            (ii)..second,  to REMIC II  Regular  Interests  Y-2 and Z-2,  concurrently,  the
Uncertificated  Accrued  Interest for such Regular  Interests  for the current  Distribution
Date, pro rata according to their respective Uncertificated Accrued Interest; and

            (iii).third,  to REMIC II  Regular  Interests Y-2 and Z-2, the REMIC II  Regular
Interest Y-2 Principal  Distribution  Amount and the REMIC II Regular Interest Z-2 Principal
Distribution Amount, respectively.

      (d)   To  the  extent  of  the  REMIC II  Available   Distribution   Amount  for  such
Distribution  Date remaining after payment of the amounts pursuant to paragraphs (a) through
(c) of this definition of "REMIC II Distribution Amount":

            (i)...first,  to each of the REMIC II Regular  Interests,  pro rata according to the amount of unreimbursed  Realized Losses allocable to principal  previously  allocated to each such Regular  Interest,  the aggregate amount of any  distributions to the Certificates as reimbursement of such Realized Losses on such  Distribution  Date pursuant to clause (ix)
in  Section 4.02(c);  provided,  however,  that any  amounts  distributed  pursuant  to this paragraph  (d)(i) of this  definition  of "REMIC II  Distribution  Amount" shall not cause a reduction  in  the  Uncertificated  Principal  Balances  of  any  of  the  REMIC II  Regular
Interests; and

            (ii)..second,  to the Class R  Certificates  in respect of Component II thereof, any remaining amount.

      REMIC II Regular Interest. Any of the separate  non-certificated  beneficial ownership interests in REMIC II issued  hereunder and designated as a "regular  interest" in REMIC II.
Each REMIC II Regular Interest shall accrue interest at the related Uncertificated  REMIC II
Pass-Through  Rate in effect from time to time,  and shall be entitled to  distributions  of principal,  subject to the terms and conditions  hereof, in an aggregate amount equal to its initial  Uncertificated  Principal Balance as set forth in the Preliminary Statement hereto.
The  designations  for the  respective  REMIC II  Regular  Interests  are set  forth  in the
Preliminary Statement hereto.

      REMIC II Y  Principal  Reduction  Amounts:  For any  Distribution  Date the amounts by which the  Uncertificated  Principal  Balances of REMIC II  Regular  Interests  Y-1 and Y-2,
respectively,  will be reduced  on such  Distribution  Date by the  allocation  of  Realized
Losses and the distribution of principal, determined as follows:

      First  determine  the  Group I REMIC II Net WAC Rate and the Group II REMIC II Net WAC
Rate for  distributions  of interest that will be made on the next  succeeding  Distribution
Date (for each Loan Group,  the "Group  Interest Rate" for that Loan Group).  The REMIC II Y
Principal  Reduction  Amounts for REMIC II Regular  Interests Y-1 and Y-2 will be determined pursuant to the  "Generic  solution for the  REMIC II Y Regular  Interests"  set forth below
(the "Generic Solution") by making the following  identifications  among the Loan Groups and their related REMIC II Regular Interests:

            A.....Determine  which Loan Group has the lower Group Interest  Rate.  That Loan
Group will be identified with Loan Group AA and the REMIC II  Regular  Interests  related to that Loan Group will be respectively  identified with the REMIC II Regular Interests YAA and
ZAA.  The Group  Interest  Rate for that Loan Group will be  identified  with J%. If the two
Loan  Groups have the same Group  Interest  Rate pick one for this  purpose,  subject to the restriction  that  each  Loan  Group  may be  picked  only  once in the  course  of any such selections pursuant to paragraphs A and B of this definition.

            B.....Determine  which Loan Group has the higher Group Interest Rate.  That Loan
Group will be identified with Loan Group BB and the REMIC II  Regular  Interests  related to that Group will be  respectively  identified  with the REMIC II  Regular  Interests  YBB and
ZBB.  The Group  Interest  Rate for that Loan Group will be  identified  with K%. If the two
Loan  Groups  have the same Group  Interest  Rate the Loan Group not  selected  pursuant  to paragraph A, above, will be selected for purposes of this paragraph B.

      Second,  apply the  Generic  Solution  set forth  below to  determine  the  REMIC II Y
Principal Reduction Amounts for the Distribution Date using the identifications made above.

      Generic   Solution  for  the  REMIC II  Y  Principal   Reduction   Amounts:   For  any
Distribution  Date, the amounts by which the  Uncertificated  Principal Balances of REMIC II
Regular  Interests YAA and ZAA,  respectively,  will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

            J% and K% represent the interest rates on Loan Group AA and Loan Group BB respectively.  J% less than K%.

      For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

            PJB =       the Loan Group AA Subordinate Component after the allocation of
Realized Losses and distributions of principal on such Distribution Date.

            PKB =.the Loan Group BB Subordinate Component after the allocation of Realized
Losses and distributions of principal on such Distribution Date.

            R = ..the Class CB Pass-Through Rate = (J%PJB + K%PKB)/(PJB + PKB)

            Yj = .the REMIC II Regular Interest YAA Uncertificated Principal Balance after distributions on the prior Distribution Date.

            Yk = .the REMIC II Regular Interest YBB Uncertificated Principal Balance after distributions on the prior Distribution Date.

            (DELTA)Yj =       the REMIC II Regular Interest YAA Principal Reduction Amount.

            (DELTA)Yk =       the REMIC II Regular Interest YBB Principal Reduction Amount.

            Zj = .the REMIC II Regular Interest ZAA Uncertificated Principal Balance after distributions on the prior Distribution Date.

            Zk = .the REMIC II Regular Interest ZBB Uncertificated Principal Balance after distributions on the prior Distribution Date.

            (DELTA)Zj =       the REMIC II Regular Interest ZAA Principal Reduction Amount.
                   =    (DELTA)Pj - (DELTA)Yj

            (DELTA)Zk =       the REMIC II Regular Interest ZBB Principal Reduction Amount.
                   =    (DELTA)Pk - (DELTA)Yk

            Pj = .the aggregate Uncertificated Principal Balance of REMIC II Regular
Interests YAA and ZAA after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group AA Loans.

            Pk = .the aggregate Uncertificated Principal Balance of REMIC II Regular
Interests YBB and ZBB after distributions on the prior Distribution Date, which is equal to the aggregate principal balance of the Group BB Loans.

            (DELTA)Pj = the aggregate principal reduction resulting on such Distribution
Date on the Group AA Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses (d)(i) or (d)(ii) of the definition of REMIC II
Distribution Amount) to be made and Realized Losses to be allocated on such Distribution
Date, if applicable, which is equal to the aggregate of the REMIC II Regular Interest YAA
Principal Reduction Amount and the REMIC II Regular Interest ZAA Principal Reduction Amount.

            (DELTA)Pk=  the aggregate principal reduction resulting on such Distribution
Date on the Group BB Loans as a result of principal distributions (exclusive of any amounts distributed pursuant to clauses (d)(i) or (d)(ii) of the definition of REMIC II
Distribution Amount) to be made and realized losses to be allocated on such Distribution
Date, which is equal to the aggregate of the REMIC II Regular Interest YBB Principal
Reduction Amount and the REMIC II Regular Interest ZBB Principal Reduction Amount.

            (alpha) =   .0005

            (gamma) =   (R - J%)/(K% - R).  (gamma) is a non-negative number unless its denominator is zero, in which event it is undefined.

            If (gamma) is zero, (DELTA)Yk = Yk and (DELTA)Yj = (Yj/Pj)(DELTA)Pj.

            If (gamma) is undefined, (DELTA)Yj = Yj, (DELTA)Yk = (Yk/Pk)(DELTA)Pk. if denominator

            In the  remaining  situations,  (DELTA)Yk  and  (DELTA)Yj  shall be  defined  as follows:

1.    If Yk - (alpha)(Pk - (DELTA)Pk) => 0, Yj- (alpha)(Pj - (DELTA)Pj) => 0, and (gamma)
   (Pj - (DELTA)Pj) <(Pk - (DELTA)Pk), (DELTA)Yk = Yk - (alpha)(gamma) (Pj - (DELTA)Pj)
   and (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).
2.    If Yk - (alpha)(Pk - (DELTA)Pk) => 0, Yj - (alpha)(Pj - (DELTA)Pj) => 0, and (gamma)
   (Pj - (DELTA)Pj) => (Pk - (DELTA)Pk), (DELTA)Yk = Yk - (alpha)(Pk - (DELTA)Pk) and
   (DELTA)Yj = Yj - ((alpha)/(gamma))(Pk - (DELTA)Pk).
3.    If Yk - (alpha)(Pk - (DELTA)Pk) < 0, Yj - (alpha)(Pj - (DELTA)Pj) => 0, and
   Yj - (alpha)(Pj - (DELTA)Pj) => Yj - (Yk/(gamma)), (DELTA)Yk = Yk - (alpha)(gamma)
   (Pj - (DELTA)Pj) and (DELTA)Yj = Yj - (alpha)(Pj - (DELTA)Pj).
4.    If Yk - (alpha)(Pk - (DELTA)Pk) < 0, Yj - (Yk/(gamma)) => 0, and
   Yj - (alpha)(Pj - (DELTA)Pj) <= Yj - (Yk/(gamma)), (DELTA)Yk = 0 and
   (DELTA)Yj = Yj - (Yk/(gamma)).
5.    If Yj - (alpha)(Pj - (DELTA)Pj) < 0, Yj - (Yk/(gamma)) < 0, and
   Yk - (alpha)(Pk - (DELTA)Pk) <= Yk - ((gamma)Yj), (DELTA)Yk = Yk - ((gamma)Yj) and
   (DELTA)Yj = 0.
6.    If Yj - (alpha)(Pj - (DELTA)Pj) < 0, Yk - (alpha)(Pk - (DELTA)Pk) => 0, and
   Yk - (alpha)(Pk - (DELTA)Pk) => Yk - ((gamma)Yj),
   (DELTA)Yk = Yk - (alpha)(Pk - (DELTA)Pk) and
   (DELTA)Yj = Yj - ((alpha)/(gamma))(Pk - (DELTA)Pk).

      The  purpose  of the  foregoing  definitional  provisions  together  with the  related provisions  allocating  Realized Losses and defining the REMIC II  Regular  Interest Y-1 and
Y-2 and  REMIC II  Regular  Interest  Z-1  and  Z-2  Principal  Distribution  Amounts  is to
accomplish the following goals in the following order of priority:

1.    Making the ratio of Yk to Yj equal to (gamma) after taking  account of the  allocation
   Realized Losses and the  distributions  that will be made through end of the Distribution
   Date to which such provisions  relate and assuring that the Principal  Reduction  Amounts for each of the  REMIC II  Regular  Interests  is greater  than or equal to zero for such
   Distribution Date;

2.    Making (i) the REMIC II Regular  Interest YAA  Uncertificated  Principal  Balance less than or equal to 0.0005 of the sum of the Uncertificated  Principal Balances for REMIC II
   Regular  Interest YAA and  REMIC II  Regular  Interest ZAA and (ii) the REMIC II  Regular
   Interest YBB  Uncertificated  Principal  Balances less than or equal to 0.0005 of the sum of the  Uncertificated  Principal Balances for REMIC II Regular Interest YBB and REMIC II
   Regular  Interest ZBB in each case after giving effect to allocations of Realized  Losses and  distributions  to be made  through  the end of the  Distribution  Date to which such provisions relate; and

3.    Making the larger of (a) the fraction whose  numerator is Yk and whose  denominator is the sum of Yk and Zk and (b) the fraction whose numerator is Yj and whose  denominator is the sum of Yj, and Zj as large as possible while remaining less than or equal to 0.0005.

      In the event of a failure of the  foregoing  portion of the  definition  of REMIC II Y
Principal  Reduction  Amount to accomplish both of goals 1 and 2 above,  the amounts thereof should be  adjusted  to so as to  accomplish  such goals  within the  requirement  that each
REMIC II  Y  Principal  Reduction  Amount  must be less  than or equal to the sum of (a) the principal  Realized Losses to be allocated on the related  Distribution Date for the related
Loan Group and (b) the remainder of the Available  Distribution  Amount for the related Loan
Group or after reduction  thereof by the  distributions  to be made on such  Distribution in respect of  interest on the related  REMIC II Regular  Interests,  or, if both of such goals cannot be  accomplished  within such  requirement,  such adjustment as is necessary shall be made to accomplish  goal 1 within such  requirement.  In the event of any conflict among the provisions of the definition of the REMIC II Y Principal  Reduction  Amounts,  such conflict shall be resolved on the basis of the goals and their  priorities set forth above within the requirement set forth in the preceding sentence.

      REMIC II  Realized  Losses:  Realized Losses on Group I Loans and Group II Loans shall be allocated  to the REMIC II Regular  Interests  as follows:  (1) The  interest  portion of
Realized  Losses  on Group I  Loans,  if any,  shall be  allocated  among  REMIC II  Regular
Interests  Y-1 and Z-1,  pro rata,  according  to the amount of interest  accrued but unpaid thereon,  in  reduction  thereof,  and  thereafter  to REMIC II  Regular  Interest  LT-IO in reduction  thereof;  and (2) the interest  portion of Realized  Losses on Group II Loans, if any, shall be allocated  among REMIC II Regular  Interests Y-2 and Z-2, pro rata,  according to the amount of interest accrued but unpaid thereon,  in reduction thereof,  and thereafter to REMIC II Regular  Interest  LT-IO in  reduction  thereof.  Any  interest  portion of such
Realized Losses in excess of the amount allocated  pursuant to the preceding  sentence shall be treated as a  principal  portion of  Realized  Losses not  attributable  to any  specific
Mortgage Loan in such Loan Group and allocated  pursuant to the  succeeding  sentences.  The principal  portion of Realized Losses on Group I Loans and Group II Loans shall be allocated to the REMIC II Regular  Interests as follows:  (1) The principal portion of Realized Losses on Group I Loans shall be allocated,  first, to REMIC II Regular  Interest Y-1 to the extent of the  REMIC II  Regular  Interest  Y-1  Principal  Reduction  Amount in  reduction  of the
Uncertificated  Principal  Balance of such Regular Interest and, second,  the remainder,  if any, of such  principal  portion of such  Realized  Losses  shall be  allocated  to REMIC II
Regular Interest Z-1 in reduction of the Uncertificated  Principal Balance thereof;  and (2)
the principal  portion of Realized  Losses on Group II Loans shall be allocated,  first,  to
REMIC II Regular  Interest Y-2 to the extent of the REMIC II Regular  Interest Y-2 Principal
Reduction  Amount in  reduction  of the  Uncertificated  Principal  Balance of such  Regular
Interest and,  second,  the remainder,  if any, of such  principal  portion of such Realized
Losses  shall  be  allocated  to  REMIC  II  Regular   Interest  Z-2  in  reduction  of  the
Uncertificated Principal Balance thereof.

      REMIC II  Regular  Interest Y-1 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest Y-1 Principal  Reduction Amount
for such  Distribution  Date over the Realized Losses allocated to REMIC II Regular Interest
Y-1 on such Distribution Date.

      REMIC II  Regular  Interest Y-2 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest Y-2 Principal  Reduction Amount
for such  Distribution  Date over the Realized Losses allocated to REMIC II Regular Interest
Y-2 on such Distribution Date.

      REMIC II  Regular  Interest Z-1 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest Z-1 Principal  Reduction Amount
for such  Distribution  Date over the Realized Losses allocated to REMIC II Regular Interest
Z-1 on such Distribution Date.

      REMIC II  Regular  Interest Z-2 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC II Regular  Interest Z-2 Principal  Reduction Amount
for such  Distribution  Date over the Realized  Losses  allocated  to the  REMIC II  Regular
Interest Z-2 on such Distribution Date.

      REMIC II Z  Principal  Reduction  Amounts:  For any Distribution  Date, the amounts by which the  Uncertificated  Principal  Balances  of REMIC II Regular  Interests  Z-1 and Z-2,
respectively,  will be reduced  on such  Distribution  Date by the  allocation  of  Realized
Losses and the distribution of principal,  which shall be in each case the excess of (A) the sum of (x) the excess of the  REMIC II  Available  Distribution  Amount for the related Loan
Group (i.e.  the "related Loan Group" for REMIC II Regular  Interest Z-1 is Loan Group I and
the "related Loan Group" for REMIC II Regular  Interest Z-2 is Loan  Group II)  exclusive of any amount in respect of  Subsequent  Recoveries  included  therein over the amount  thereof distributable  (i) in respect of interest on such  REMIC II  Regular  Interest  and REMIC II
Regular  Interest Y-1 (in the case of REMIC II  Regular  Interest  Z-1) or REMIC II  Regular
Interest  Y-2 (in the case of  REMIC II  Regular  Interest  Z-2)  and (ii) to such  REMIC II
Regular  Interest  and  REMIC II  Regular  Interest  Y-1 (in the  case of  REMIC II  Regular
Interest Z-1) or REMIC II  Regular  Interest Y-2 (in the case of REMIC II  Regular  Interest
Z-2) pursuant clause (d)(i) of the definition of "REMIC II  Distribution Amount" and (y) the amount of Realized  Losses  allocable to  principal  for the related Loan Group over (B) the related REMIC II Y Principal Reduction Amount.

      REMIC III: The  segregated  pool of assets subject  hereto,  constituting a portion of the primary trust created hereby and to be administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC II Regular Interests.

      REMIC III  Available  Distribution  Amount:  For any  Distribution  Date,  the  amount distributed from REMIC II to REMIC III on such  Distribution Date in respect of the REMIC II
Regular Interests.

      REMIC III  Distribution  Amount:  For any  Distribution  Date, the REMIC III Available
Distribution  Amount  shall be  distributed  to REMIC IV in respect of the REMIC III Regular
Interests and to the Class R  Certificateholders  in respect of Component III thereof in the following amounts and priority:

            (a)...to REMIC IV as the  holder  of REMIC III  Regular  Interest  LT-IO,  in an amount equal to (i)  Uncertificated  Accrued  Interest  for such  Regular  Interest for such
Distribution  Date, plus (ii) any amounts in respect thereof  remaining unpaid from previous
Distribution Dates;

            (b)...to the  extent of the  portion  of the REMIC  III  Available  Distribution
Amount  related to Loan Group I remaining  after the  distributions  made pursuant to clause
(a) above, to REMIC IV as the holder of REMIC III  Regular  Interests LT1, LT2, LT3, LT4 and
LT-Y1, allocated as follows:

                  (i)   to REMIC III  Regular  Interests  LT1, LT2, LT3, LT4 and LT-Y1,  pro
      rata,  in an  amount  equal to (A)  their  Uncertificated  Accrued  Interest  for such
      Distribution  Date,  plus (B) any  amounts in respect  thereof  remaining  unpaid from previous Distribution Dates; and

                  (ii)  to REMIC III  Regular  Interests LT1, LT2, LT3, LT4 and LT-Y1, in an
      amount equal to the remainder of such portion of the REMIC III Available  Distribution
      Amount  related to Loan Group I remaining  after the  distributions  made  pursuant to clauses (a) and (b)(i) above, allocated as follows:

                        (A)   in respect of REMIC III  Regular  Interests  LT2, LT3, LT4 and
                              LT-Y1, their respective Principal Distribution Amounts;

                        (B)   in respect of REMIC III  Regular  Interest  LT1 any  remainder until the Uncertificated  Principal Balance thereof is reduced to zero;

                        (C)   any remainder in respect of REMIC III  Regular  Interests LT2,
                              LT3, LT4 and LT-Y1,  pro rata  according  to their  respective
                              Uncertificated   Principal   Balances   as   reduced   by  the
                              distributions  deemed made pursuant to (A) above,  until their respective  Uncertificated  Principal  Balances are reduced to zero;

            (c)...to the  extent of the  portion  of the REMIC  III  Available  Distribution
Amount related to Loan Group II remaining  after the  distributions  made pursuant to clause
(a) above, to REMIC IV as the holder of REMIC III  Regular  Interests LT5, LT6, LT7, LT8 and
LT-Y2, allocated as follows:

                  (i)   to REMIC III  Regular  Interests  LT5, LT6, LT7, LT8 and LT-Y2,  pro
      rata,  in an  amount  equal to (A)  their  Uncertificated  Accrued  Interest  for such
      Distribution  Date,  plus (B) any  amounts in respect  thereof  remaining  unpaid from previous Distribution Dates; and

                  (ii)  to REMIC III  Regular  Interests LT5, LT6, LT7, LT8 and LT-Y2, in an
      amount equal to the remainder of such portion of the REMIC III Available  Distribution
      Amount  related to Loan Group II remaining  after the  distributions  made pursuant to clauses (a) and (c)(i) above, allocated as follows:

                        (A)   in respect of REMIC III  Regular  Interests  LT6, LT7, LT8 and
                              LT-Y2, their respective Principal Distribution Amounts;

                        (B)   in respect of REMIC III  Regular  Interest  LT5 any  remainder until the Uncertificated  Principal Balance thereof is reduced to zero;

                        (C)   any remainder in respect of REMIC III  Regular  Interests LT6,
                              LT7, LT8 and LT-Y2,  pro rata  according  to their  respective
                              Uncertificated   Principal   Balances   as   reduced   by  the
                              distributions  deemed made pursuant to (A) above,  until their respective  Uncertificated  Principal  Balances are reduced to zero;

            (d)...to the extent of amounts remaining after the  distributions  made pursuant to clauses (a) through (c) above:

                              (i)   first, to each of the REMIC III Regular  Interests,  pro
                  rata according to the amount of unreimbursed  Realized Losses allocable to principal  previously  allocated to each such REMIC III Regular  Interest,
                  the  aggregate  amount  of  any   distributions  to  the  Certificates  as
                  reimbursement of such Realized Losses on such  Distribution  Date pursuant to clause (ix) in  Section 4.02(c);  provided,  however,  that any amounts distributed  pursuant  to this  paragraph  (d)(i)  of this  definition  of
                  "REMIC  III  Distribution  Amount"  shall  not  cause a  reduction  in the
                  Uncertificated  Principal  Balances  of  any  of  the  REMIC  III  Regular
                  Interests; and

                              (ii)  second,  to  the  Class R  Certificates  in  respect  of
                  Component III thereof, any remaining amount.

      REMIC III  Principal  Reduction  Amounts:  For any  Distribution  Date, the amounts by which the  Uncertificated  Principal  Balances of REMIC III Regular Interests LT1, LT2, LT3,
LT4,  LT5,  LT6,  LT7,  LT8,  LT-Y1  and  LT-Y2,  respectively,  will  be  reduced  on  such
Distribution  Date by the allocation of Realized  Losses and the  distribution of principal, determined as follows:

      For purposes of the succeeding  formulas the following symbols shall have the meanings set forth below:

      Y1 =  the aggregate Uncertificated Principal Balance of REMIC III Regular Interests
LT1 and LT-Y1 after distributions on the prior Distribution Date.

      Y2 =  the Uncertificated Principal Balance of REMIC III Regular Interest LT2 after distributions on the prior Distribution Date.

      Y3 =  the Uncertificated Principal Balance of REMIC III Regular Interest LT3 after distributions on the prior Distribution Date.

      Y4 =  the Uncertificated Principal Balance of REMIC III Regular Interest LT4 after distributions on the prior Distribution Date (note:  Y3 = Y4).

      AY1 = the combined REMIC III Regular Interest LT1 and LT-Y1 Principal Reduction
Amount.  Such amount shall be allocated first to REMIC III Regular Interest LT-Y1 up to the
REMIC III Regular Interest LT-Y1 Principal Reduction Amount and thereafter the remainder shall be allocated to REMIC III Regular Interest LT1.

      AY2 = the REMIC III Regular Interest LT2 Principal Reduction Amount.

      AY3 = the REMIC III Regular Interest LT3 Principal Reduction Amount.

      AY4 = the REMIC III Regular Interest LT4 Principal Reduction Amount.

      P0 =  the aggregate Uncertificated Principal Balance of REMIC III Regular Interests
LT1, LT2, LT3, LT4 and LT-Y1 after distributions and the allocation of Realized Losses on the prior Distribution Date.

      P1 =  the Uncertificated Principal Balance of REMIC III Regular Interests LT1, LT2,
LT3, LT4 and LT-Y1 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

      AP =  P0 - P1 = the aggregate of the REMIC III Regular Interests LT1, LT2, LT3, LT4
and LT-Y1 Principal Reduction Amounts.

            =.....the aggregate of the principal portions of Realized Losses to be allocated to, and the principal distributions to be made on, the Class A-I Certificates and the Class M Certificates on such Distribution Date (including distributions of accrued and unpaid interest on the Class SB Certificates for prior Distribution Dates).

      R0 =  the Group I REMIC III Net WAC Cap Rate (stated as a monthly rate) after giving effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

      R1 =  the Group I REMIC III Net WAC Cap Rate (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses to be allocated on such
Distribution Date.

      a =   (Y2 + Y3)/P0.  The initial value of a on the Closing Date for use on the first
Distribution Date shall be 0.0001.

      a0 =  the lesser of (A) the sum of (1) for all Classes of Class A-I Certificates of
the product for each Class of (i) the monthly interest rate (as limited by the Group I Net
WAC Cap Rate, if applicable) for such Class applicable for distributions to be made on such
Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses on the prior Distribution Date, (2) for all Classes of Class M Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Class M Net WAC Cap Rate, if applicable) for such
Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class multiplied by a fraction whose numerator is the Uncertificated Principal Balance of REMIC II Regular Interest Y-1 and
whose denominator is the sum of the Uncertificated Principal Balances of REMIC II Regular
Interests Y-1 and Y-2 after distributions and the allocation of Realized Losses on the prior Distribution Date and (3) the amount, if any, by which the sum of the amounts in clauses (A)(1), (2) and (3) of the definition of A0 exceeds S0*Q0 and (B) R0*P0.

      a1  = the lesser of (A) the sum of (1) for all Classes of Class A-I Certificates of
the product for each Class of (i) the monthly interest rate (as limited by the Group I Net
WAC Cap Rate, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses to be made on such
Distribution Date, (2) for all Classes of Class M Certificates of the product for each
Class of (i) the monthly interest rate (as limited by the Class M Net WAC Cap Rate, if applicable) for such Class applicable for distributions to be made on the next succeeding
Distribution Date and (ii) the aggregate Certificate Principal Balance for such
Class multiplied by a fraction whose numerator is the Uncertificated Principal Balance of
REMIC II Regular Interest Y-1 and whose denominator is the sum of the Uncertificated
Principal Balances of REMIC II Regular Interests Y-1 and Y-2 after distributions and the allocation of Realized Losses to be made on such Distribution Date and (3) the amount, if any, by which the sum of the amounts in clauses (A)(1), (2) and (3) of the definition of A1 exceeds S1*Q1 and (B) R1*P1.

      Then, based on the foregoing definitions:

      AY1 = AP - AY2 - AY3 - AY4;

      AY2 = (a/2){( a0R1 - a1R0)/R0R1};

      AY3 = aAP - AY2; and

      AY4 = AY3.

      if both AY2 and AY3, as so determined, are non-negative numbers.  Otherwise:

      (1)   If AY2, as so determined, is negative, then

      AY2 = 0;

      AY3 = a{a1R0P0 - a0R1P1}/{a1R0};

      AY4 = AY3; and

      AY1 = AP - AY2 - AY3 - AY4.

      (2)   If AY3, as so determined, is negative, then

      AY3 = 0;

      AY2 = a{a1R0P0 - a0R1P1}/{2R1R0P1 -  a1R0};

      AY4 = AY3; and

      AY1 = AP - AY2 - AY3 - AY4.

      For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

      Y5 =  the aggregate Uncertificated Principal Balance of REMIC III Regular Interests
LT5 and LT-Y2 after distributions on the prior Distribution Date.

      Y6 =  the Uncertificated Principal Balance of REMIC III Regular Interest LT6 after distributions on the prior Distribution Date.

      Y7 =  the Uncertificated Principal Balance of REMIC III Regular Interest LT7 after distributions on the prior Distribution Date.

      Y8 =  the Uncertificated Principal Balance of REMIC III Regular Interest LT8 after distributions on the prior Distribution Date (note:  Y7 = Y8).

      AY5 = the aggregate of the REMIC III Regular Interest LT5 and LT-Y2 Principal
Reduction Amounts.  Such amount shall be allocated first to REMIC III Regular Interest
LT-Y2 up to the REMIC III Regular Interest LT-Y2 Principal Reduction Amount and thereafter the remainder shall be allocated to  REMIC III Regular Interest LT5.

      AY6 = the REMIC III Regular Interest LT6 Principal Reduction Amount.

      AY7 = the REMIC III Regular Interest LT7 Principal Reduction Amount.

      AY8 = the REMIC III Regular Interest LT8 Principal Reduction Amount.

      Q0 =  the aggregate Uncertificated Principal Balance of REMIC III Regular Interests
LT5, LT6, LT7, LT8 and LT-Y2 after distributions and the allocation of Realized Losses on the prior Distribution Date.

      Q1 =  the aggregate Uncertificated Principal Balance of REMIC III Regular Interests
LT5, LT6, LT7, LT8 and LT-Y2 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

      AQ =  Q0 - Q1 = the aggregate of the REMIC III Regular Interests LT5, LT6, LT7, LT8
and LT-Y2 Principal Reduction Amounts.

            =.....the aggregate of the principal portions of Realized Losses to be allocated to, and the principal distributions to be made on, the Class A-II Certificates and the Class M Certificates on such Distribution Date (including distributions of accrued and unpaid interest on the Class SB Certificates for prior Distribution Dates).

      S0 =  the Group II REMIC III Net WAC Cap Rate (stated as a monthly rate) after giving effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

      S1 =  the Group II REMIC III Net WAC Cap Rate (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses to be allocated on such
Distribution Date.

      a =   (Y6 + Y7)/Q0.  The initial value of a on the Closing Date for use on the first
Distribution Date shall be 0.0001.

      A0 =  the lesser of (A) the sum of (1) for all Classes of Class A-II Certificates of
the product for each Class of (i) the monthly interest rate (as limited by the Group II Net
WAC Cap Rate, if applicable) for such Class applicable for distributions to be made on such
Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses on the prior Distribution Date, (2) for all Classes of Class M Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Class M Net WAC Cap Rate, if applicable) for such
Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class multiplied by a fraction whose numerator is the Uncertificated Principal Balance of REMIC II Regular Interest Y-2 and
whose denominator is the sum of the Uncertificated Principal Balances of REMIC II Regular
Interests Y-1 and Y-2 after distributions and the allocation of Realized Losses on the prior Distribution Date and (3) the amount, if any, by which the sum of the amounts in clauses (A)(1), (2) and (3) of the definition of a0 exceeds R0*P0 and (B) S0*Q0.

      A1  = the lesser of (A) the sum of (1) for all Classes of Class A-II Certificates of
the product for each Class of (i) the monthly interest rate (as limited by the Group II Net
WAC Cap Rate, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses to be made on such
Distribution Date, (2) for all Classes of Class M Certificates of the product for each
Class of (i) the monthly interest rate (as limited by the Class M Net WAC Cap Rate, if applicable) for such Class applicable for distributions to be made on the next succeeding
Distribution Date and (ii) the aggregate Certificate Principal Balance for such
Class multiplied by a fraction whose numerator is the Uncertificated Principal Balance of
REMIC II Regular Interest Y-2 and whose denominator is the sum of the principal balances of
REMIC II Regular Interests Y-1 and Y-2 after distributions and the allocation of Realized
Losses to be made on such Distribution Date and (3) the amount, if any, by which the sum of the amounts in clauses (A)(1), (2) and (3) of the definition of a1 exceeds R1*P1 and (B)
S1*Q1.

      Then, based on the foregoing definitions:

      AY5 = AQ - AY6 - AY7 - AY8;

      AY6 = (a/2){(A0S1 - A1S0)/S0S1};

      AY7 = aAQ - AY6; and

      AY8 = AY7.

      if both AY6 and AY7, as so determined, are non-negative numbers.  Otherwise:

      (1)   If AY6, as so determined, is negative, then

      AY6 = 0;

      AY7 = a{A1S0Q0 - A0S1Q1}/{A1S0};

      AY8 = AY7; and

      AY5 = AQ - AY6 - AY7 - AY8.

      (2)   If AY7, as so determined, is negative, then

      AY7 = 0;

      AY6 = a{A1S0Q0 - A0S1Q1}/{2S1S0Q1 -  A1S0};

      AY8 = AY7; and

      AY5 = AQ - AY6 - AY7 - AY8.

      REMIC III  Realized Losses:  Realized Losses on Group I Loans and Group II Loans shall be allocated  to the REMIC III Regular  Interests  as follows:  (1) The interest  portion of
Realized  Losses on Group I Loans,  if any,  shall be  allocated  among  REMIC  III  Regular
Interests LT1, LT2, LT4 and LT-Y1,  pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof,  and thereafter to REMIC III Regular Interest LT-IO in reduction  thereof;  and (2) the interest  portion of Realized  Losses on Group II Loans, if any,  shall be allocated  among REMIC III Regular  Interests  LT5,  LT6, LT8 and LT-Y2,  pro
rata,  according to the amount of interest accrued but unpaid thereon, in reduction thereof, and  thereafter  to REMIC III Regular  Interest  LT-IO in  reduction  thereof.  Any interest portion of such Realized Losses in excess of the amount allocated  pursuant to the preceding sentence shall be treated as a principal  portion of Realized Losses not attributable to any specific  Mortgage  Loan in  such  Loan  Group  and  allocated  pursuant  to the  succeeding sentences.  The principal  portion of Realized  Losses with respect to Loan Group I and Loan
Group  II shall be  allocated  to the  REMIC  III  Regular  Interests  as  follows:  (1) The principal  portion of Realized  Losses on Group I Loans shall be allocated,  first, to REMIC
III  Regular  Interest  LT-Y1 to the extent  that such  losses  were  allocated  to REMIC II
Regular Interest Y-1 in reduction of the Uncertificated  Principal Balance thereof,  second, to REMIC III Regular  Interests  LT2,  LT3 and LT4 pro-rata  according  to their  respective
REMIC  III  Principal   Reduction  Amounts  to  the  extent  thereof  in  reduction  of  the
Uncertificated  Principal  Balance of such  REMIC III  Regular  Interests  and,  third,  the remainder,  if any, of such principal  portion of such Realized Losses shall be allocated to
REMIC  III  Regular  Interest  LT1 in  reduction  of the  Uncertificated  Principal  Balance thereof;  and (2) the  principal  portion  of  Realized  Losses  on Group II Loans  shall be allocated,  first,  to REMIC III Regular  Interest LT-Y2 to the extent that such losses were allocated to REMIC II Regular  Interest Y-2 in  reduction  of the  Uncertificated  Principal
Balance thereof,  second, to REMIC III Regular Interests LT6, LT7 and LT8 pro-rata according to their  respective  REMIC  III  Principal  Reduction  Amounts  to the  extent  thereof  in reduction of the  Uncertificated  Principal Balance of such REMIC III Regular Interests and, third,  the remainder,  if any, of such principal  portion of such Realized  Losses shall be allocated to REMIC III Regular  Interest LT5 in  reduction of the  Uncertificated  Principal
Balance thereof.

      REMIC III  Regular  Interest.   Any  of  the  separate   non-certificated   beneficial
ownership  interests in REMIC III issued hereunder and designated as a "regular interest" in
REMIC III.   Each  REMIC III   Regular   Interest  shall  accrue  interest  at  the  related
Uncertificated  REMIC III  Pass-Through  Rate in  effect  from  time to time,  and  shall be entitled to distributions of principal,  subject to the terms and conditions  hereof,  in an aggregate amount equal to its initial  Uncertificated  Principal Balance as set forth in the
Preliminary  Statement  hereto.  The  designations  for  the  respective  REMIC III  Regular
Interests are set forth in the Preliminary Statement hereto.

      REMIC III Regular  Interest LT1 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC III Regular Interest LT1 Principal  Reduction Amount
for such  Distribution Date over the Realized Losses allocated to REMIC III Regular Interest
LT1 on such Distribution Date.

      REMIC III Regular  Interest LT2 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC III Regular Interest LT2 Principal  Reduction Amount
for such  Distribution Date over the Realized Losses allocated to REMIC III Regular Interest
LT2 on such Distribution Date.

      REMIC III Regular  Interest LT3 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC III Regular Interest LT3 Principal  Reduction Amount
for such  Distribution Date over the Realized Losses allocated to REMIC III Regular Interest
LT3 on such Distribution Date.

      REMIC III Regular  Interest LT4 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC III Regular Interest LT4 Principal  Reduction Amount
for such  Distribution Date over the Realized Losses allocated to REMIC III Regular Interest
LT4 on such Distribution Date.

      REMIC III Regular  Interest LT5 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC III Regular Interest LT5 Principal  Reduction Amount
for such  Distribution Date over the Realized Losses allocated to REMIC III Regular Interest
LT5 on such Distribution Date.

      REMIC III Regular  Interest LT6 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC III Regular Interest LT6 Principal  Reduction Amount
for such  Distribution Date over the Realized Losses allocated to REMIC III Regular Interest
LT6 on such Distribution Date.

      REMIC III Regular  Interest LT7 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC III Regular Interest LT7 Principal  Reduction Amount
for such  Distribution Date over the Realized Losses allocated to REMIC III Regular Interest
LT7 on such Distribution Date.

      REMIC III Regular  Interest LT8 Principal  Distribution  Amount:  For any Distribution
Date, the excess,  if any, of the REMIC III Regular Interest LT8 Principal  Reduction Amount
for such  Distribution Date over the Realized Losses allocated to REMIC III Regular Interest
LT8 on such Distribution Date.

      REMIC III Regular Interest LT-Y1 Principal  Distribution  Amount: For any Distribution
Date,  the excess,  if any,  of the REMIC III Regular  Interest  LT-Y1  Principal  Reduction
Amount for such  Distribution  Date over the Realized Losses  allocated to REMIC III Regular
Interest LT-Y1 on such Distribution Date.

      REMIC III Regular Interest LT-Y2 Principal  Distribution  Amount: For any Distribution
Date,  the excess,  if any,  of the REMIC III Regular  Interest  LT-Y2  Principal  Reduction
Amount for such  Distribution  Date over the Realized Losses  allocated to REMIC III Regular
Interest LT-Y2 on such Distribution Date.

      REMIC IV: The segregated pool of assets subject hereto,  constituting a portion of the primary  trust  created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC III Regular Interests.

      REMIC  IV  Available  Distribution  Amount:  For any  Distribution  Date,  the  amount distributed  from  REMIC III to REMIC IV on such  Distribution  Date in respect of the REMIC
III Regular Interests.

      REMIC IV  Distribution  Amount:  For any  Distribution  Date,  the REMIC IV  Available
Distribution  Amount  shall  be  deemed  distributed  to  Class  A,  Class  M and  Class  SB
Certificates in respect of the portion of such Certificates  representing ownership of REMIC
IV Regular Interests and the Class R  Certificates in respect of Component IV thereof in the following amounts and priority:

      (i)   to the Class SB  Certificateholders  in respect of REMIC IV Regular Interest IO, the amount  distributable with respect to such REMIC IV Regular Interest as described in the
Preliminary  Statement,  being  paid  from  and in  reduction  of  the  REMIC  IV  Available
Distribution Amount for such Distribution Date;

      (ii)  to the Class A  Certificateholders,  the Accrued Certificate Interest payable on the Class A Certificates  with respect to such  Distribution  Date, plus any related amounts accrued pursuant to this clause (i) but remaining unpaid from any prior  Distribution  Date, being paid from and in  reduction  of the REMIC IV  Available  Distribution  Amount for such
Distribution Date;

      (iii) to the Class M  Certificateholders,  from the amount,  if any, of the  Available
Distribution  Amount  remaining  after  the  foregoing  distributions,  Accrued  Certificate
Interest payable on the Class M Certificates  with respect to such  Distribution  Date, plus any related  amounts  accrued  pursuant to this  clause (ii) but  remaining  unpaid from any prior  Distribution Date,  sequentially,  to the Class M-1S  Certificateholders,  Class M-2S
Certificateholders,  Class M-3S Certificateholders,  Class M-4 Certificateholders, Class M-5
Certificateholders,  Class M-6 Certificateholders,  Class M-7 Certificateholders,  Class M-8
Certificateholders and Class M-9  Certificateholders,  in that order, being paid from and in reduction of the REMIC IV Available Distribution Amount for such Distribution Date;

      (iv)  the  Principal  Distribution  Amount  shall be  distributed  as  follows,  to be applied to reduce the  principal  balance  of the REMIC IV Regular  Interest  related to the applicable  Certificates in each case to the extent of the remaining Principal  Distribution
Amount:

            (A)   first, the  Class A-I-Principal  Distribution  Amount shall be distributed sequentially  to the Class  A-I-1  Certificateholders,  Class  A-I-2  Certificateholders,
   Class A-I-3  Certificateholders  and  Class A-I-4  Certificateholders,  in that order, in each case until the Certificate Principal Balance thereof is reduced to zero;

            (B)   second,  to the Class M-1S, Class M-2S and Class M-3S  Certificateholders,
   in that order, the Sequential Class M Principal  Distribution  Amount, in each case until the Certificate Principal Balance thereof has been reduced to zero;

            (C)   third,  to  the  Class M-4  Certificateholders,  the  Class M-4  Principal
   Distribution   Amount,   until  the  Certificate   Principal  Balance  of  the  Class M-4
   Certificates has been reduced to zero;

            (D)   fourth,  to the  Class M-5  Certificateholders,  the  Class M-5  Principal
   Distribution   Amount,   until  the  Certificate   Principal  Balance  of  the  Class M-5
   Certificates has been reduced to zero;

            (E)   fifth,  to  the  Class M-6  Certificateholders,  the  Class M-6  Principal
   Distribution   Amount,   until  the  Certificate   Principal  Balance  of  the  Class M-6
   Certificates has been reduced to zero;

            (F)   sixth,  to  the  Class M-7  Certificateholders,  the  Class M-7  Principal
   Distribution   Amount,   until  the  Certificate   Principal  Balance  of  the  Class M-7
   Certificates has been reduced to zero;

            (G)   seventh,  to the Class M-8  Certificateholders,  the  Class M-8  Principal
   Distribution   Amount,   until  the  Certificate   Principal  Balance  of  the  Class M-8
   Certificates has been reduced to zero; and

            (H)   eighth,  to the  Class M-9  Certificateholders,  the  Class M-9  Principal
   Distribution   Amount,   until  the  Certificate   Principal  Balance  of  the  Class M-9
   Certificates has been reduced to zero; and

       (v)  to the Class A Certificateholders and Class M Certificateholders,  the amount of any Prepayment  Interest  Shortfalls  allocated thereto for such Distribution Date, on a pro rata basis  based on  Prepayment  Interest  Shortfalls  allocated  thereto to the extent not offset by Eligible Master Servicing Compensation on such Distribution Date;

      (vi)  to the Class A Certificateholders and Class M Certificateholders,  the amount of any Prepayment Interest Shortfalls  previously allocated thereto remaining unpaid from prior
Distribution  Dates together with interest  thereon at the related  Pass-Through  Rate, on a pro rata basis based on unpaid Prepayment Interest Shortfalls previously allocated thereto;

      (vii) to the  Class SB  Certificates,  (A) from the  amount,  if any,  of the REMIC IV
Available  Distribution Amount remaining after the foregoing  distributions,  the sum of (I)
Accrued  Certificate  Interest  thereon,  (II)  the  amount  of  any   Overcollateralization
Reduction Amount for such  Distribution  Date and (III) for any Distribution  Date after the
Certificate   Principal  Balance  of  each  Class  of  Class  A  Certificates  and  Class  M
Certificates  has been  reduced  to zero,  the  Overcollateralization  Amount  and  (B) from prepayment  charges on deposit in the Certificate  Account,  any prepayment charges received on the Mortgage Loans during the related Prepayment Period; and

      (viii)......to the Class R  Certificateholders in respect of Component IV thereof, the balance, if any, of the REMIC IV Available Distribution Amount.

      REMIC IV Regular  Interest SB-PO: A separate  beneficial  ownership  interest in REMIC
IV issued  hereunder  and  designated  as a Regular  Interest in REMIC IV, the  ownership of which is  evidenced  by the Class SB  Certificates.  REMIC IV Regular  Interest  SB-PO shall have no  entitlement  to  interest,  and shall be entitled  to  distributions  of  principal subject  to the terms and  conditions  hereof,  in  aggregate  amount  equal to the  initial
Certificate  Principal Balance of the Class SB  Certificates as set forth in the Preliminary
Statement hereto.

      REMIC IV Regular  Interest SB-IO: A separate  beneficial  ownership  interest in REMIC
IV issued  hereunder  and  designated  as a Regular  Interest in REMIC IV, the  ownership of which is  evidenced  by the Class SB  Certificates.  REMIC IV Regular  Interest  SB-IO shall have no  entitlement  to  principal,  and shall be  entitled  to  distributions  of interest subject to the terms and  conditions  hereof,  in  aggregate  amount  equal to the  interest distributable  with  respect  to  the  Class SB  Certificates  pursuant  to  the  terms  and conditions hereof.

      REMIC IV Regular  Interest IO: A separate  beneficial  ownership  interest in REMIC IV issued  hereunder and  designated as a Regular  Interest in REMIC IV, the ownership of which is  evidenced  by the Class SB  Certificates.  REMIC IV  Regular  Interest  IO shall have no entitlement to principal,  and shall be entitled to distributions of interest subject to the terms and conditions  hereof, in aggregate amount equal to the interest  distributable  with respect to REMIC III Regular Interest LT-IO.

      REMIC IV Regular  Interests:  REMIC IV Regular Interests SB-IO, SB-PO and IO, together with the  Class A  Certificates  and Class M  Certificates,  exclusive  of their  respective rights to receive the payment of Basis Risk  Shortfalls  and other  amounts  pursuant to the
SB-AM Swap Agreement.

      REMIC  Provisions:  Provisions  of the federal  income tax law relating to real estate mortgage investment conduits,  which appear at Sections 860A through 860G of Subchapter M of
Chapter 1 of the Code, and related  provisions,  and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations,  proposed regulations)
and published rulings,  notices and announcements  promulgated thereunder,  as the foregoing may be in effect from time to time.

      REO  Acquisition:  The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

      REO  Disposition:  With respect to any REO  Property,  a  determination  by the Master
Servicer that it has received  substantially all Insurance Proceeds,  Liquidation  Proceeds,
REO Proceeds and other  payments and recoveries  (including  proceeds of a final sale) which the Master Servicer expects to be finally  recoverable from the sale or other disposition of the REO Property.

      REO Imputed  Interest:  With respect to any REO  Property,  for any period,  an amount equivalent  to  interest  (at a rate  equal to the Net  Mortgage  Rate that  would have been applicable to the related  Mortgage Loan had it been  outstanding)  on the unpaid  principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

      REO  Proceeds:  Proceeds,  net of  expenses,  received in respect of any REO  Property
(including, without limitation,  proceeds from the rental of the related Mortgaged Property)
which  proceeds  are  required to be  deposited  into the  Custodial  Account  only upon the related REO Disposition.

      REO Property:  A Mortgaged  Property  acquired by the Master Servicer on behalf of the
Trust Fund for the benefit of the Certificateholders  through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Reportable  Modified  Mortgage Loan: Any Mortgage Loan that (a) has been subject to an interest  rate  reduction,  (b) has been subject to a term  extension or (c) has had amounts owing on such  Mortgage  Loan  capitalized  by adding  such  amount to the Stated  Principal
Balance  of such  Mortgage  Loan;  provided,  however,  that a  Mortgage  Loan  modified  in accordance  with (a)  above  for a  temporary  period  shall  not be a  Reportable  Modified
Mortgage  Loan if such  Mortgage  Loan has not been  delinquent in payments of principal and interest for six months since the date of such  modification if that interest rate reduction is not made permanent thereafter.

      Repurchase Event:  As defined in the Assignment Agreement.

      Request  for  Release:  A  request  for  release,  the form of which  is  attached  as
Exhibit G hereto, or an electronic request in a form acceptable to the Custodian.

      Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance  policy which is  required  to be  maintained  from time to time under this  Agreement,  the Program
Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

      Required   Overcollateralization  Amount:  With  respect  to  any  Distribution  Date,
(a) prior to the Stepdown Date, an amount equal to 3.00% of the aggregate  Stated  Principal
Balance of the Mortgage  Loans as of the Cut-off Date,  (b) on or after the Stepdown Date if a  Trigger  Event is not in  effect,  the  greater  of (i) an  amount  equal to 6.00% of the aggregate  outstanding Stated Principal Balance of the Mortgage Loans after giving effect to distributions  made on that Distribution Date and (ii) the  Overcollateralization  Floor and
(c) on or after the Stepdown  Date if a Trigger  Event is in effect,  an amount equal to the
Required  Overcollateralization  Amount from the immediately  preceding  Distribution  Date.
The Required  Overcollateralization Amount may be reduced so long as written confirmation is obtained from each Rating Agency that such reduction  shall not reduce the ratings  assigned to any Class of  Certificates  by such  Rating  Agency  below the lower of the  then-current rating or the rating  assigned to such  Certificates  as of the Closing  Date by such Rating
Agency.

      Residential  Funding:  Residential Funding Company,  LLC, a Delaware limited liability company,  in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

      Responsible  Officer:  When used with  respect  to the  Trustee,  any  officer  of the
Corporate Trust  Department of the Trustee,  including any Senior Vice  President,  any Vice
President,  any Assistant  Vice  President,  any Assistant  Secretary,  any Trust Officer or
Assistant  Trust  Officer,  or any other  officer of the  Trustee,  in each case with direct responsibility for the administration of this Agreement.

      RFC Exemption:  As defined in Section 5.02(e)(ii).

      Rule  144A:  Rule 144A under the  Securities  Act of 1933,  as in effect  from time to time.

      SB-AM Swap Agreement:  The swap between the Class SB  Certificateholder  and the Class
A and Class M Certificateholders  evidenced by the confirmation attached hereto as Exhibit Q and incorporated herein by reference.

      Securities Act:  The Securities Act of 1933, as amended.

      Securitization  Transaction:  Any  transaction  involving a sale or other  transfer of mortgage  loans  directly  or  indirectly  to an issuing in  connection  with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

      Seller: With respect to any Mortgage Loan, a Person,  including any Subservicer,  that executed a Seller's Agreement applicable to such Mortgage Loan.

      Seller's  Agreement:  An  agreement  for the  origination  and sale of Mortgage  Loans generally in the form of the seller contract  referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Depositor.

      Senior Enhancement Percentage:  For any Distribution Date, the fraction,  expressed as a percentage,  the numerator of which is the sum of (i) the aggregate  Certificate Principal
Balance of the Class M Certificates and (ii) the Overcollateralization  Amount, in each case prior to the distribution of the Principal  Distribution  Amount on such  Distribution  Date and the  denominator  of which is the  aggregate  Stated  Principal  Balance of the Mortgage
Loans after giving effect to distributions to be made on that Distribution Date.

      Senior  Percentage:  With respect to each Loan Group and any  Distribution  Date,  the percentage equal to the lesser of (x) the aggregate  Certificate  Principal  Balances of the related Class A  Certificates  immediately  prior to such  Distribution  Date divided by the aggregate  Stated  Principal  Balance of the Mortgage  Loans in such Loan Group  immediately prior to such Distribution Date and (y) 100%.

      Sequential  Class M Certificates:  Collectively,  the Class M-1S  Certificates,  Class
M-2S Certificates and Class M-3S Certificates.

      Sequential  Class M Principal  Distribution  Amount:  With respect to any Distribution
Date (i) prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that Distribution Date, the remaining  Principal  Distribution Amount for that
Distribution Date after distribution of the Class A Principal  Distribution  Amount, or (ii)
on or after the  Stepdown  Date if a Trigger  Event is not in effect  for that  Distribution
Date, the lesser of:

      (i)   the remaining  Principal  Distribution  Amount for that  Distribution Date after distribution of the Class A Principal Distribution Amount; and

      (ii)  the excess,  if any, of (A) the sum of (1) the aggregate  Certificate  Principal
Balance of the Class A  Certificates  (after  taking into account the payment of the Class A
Principal  Distribution Amount for that Distribution Date) and (2) the aggregate Certificate
Principal  Balance  of the  Sequential  Class  M  Certificates  immediately  prior  to  that distribution  date  over  (B)  the  lesser  of (x)  the  product  of (1)  the  Subordination
Percentage  with  respect  to the  Class  M-3S  Certificates  and (2) the  aggregate  Stated
Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the  excess,  if any,  of the  aggregate  Stated  Principal
Balance of the  Mortgage  Loans  after  giving  effect to  distributions  to be made on that
Distribution Date, over the Overcollateralization Floor.

      Servicing  Accounts:  The  account or  accounts  created  and  maintained  pursuant to
Section 3.08.

      Servicing  Advances:  All  customary,  reasonable  and necessary "out of pocket" costs and expenses  incurred in  connection  with a default,  delinquency  or other  unanticipated event  by the  Master  Servicer  or a  Subservicer  in  the  performance  of  its  servicing obligations,  including,  but not limited to, the cost of (i) the preservation,  restoration and protection of a Mortgaged  Property or, with respect to a cooperative  loan, the related
cooperative   apartment,   (ii)  any   enforcement   or  judicial   proceedings,   including
foreclosures,  including  any  expenses  incurred in relation to any such  proceedings  that result from the Mortgage Loan being  registered on the MERS(R)System,  (iii) the  management and  liquidation  of any  REO  Property,  (iv)  any  mitigation  procedures  implemented  in accordance with Section 3.07,  and (v) compliance  with the obligations under Sections 3.01,
3.08,  3.11,  3.12(a) and 3.14,  including,  if the Master  Servicer or any Affiliate of the
Master  Servicer  provides  services  such as  appraisals  and  brokerage  services that are customarily  provided  by  Persons  other  than  servicers  of  mortgage  loans,  reasonable compensation for such services.

      Servicing   Criteria:   The  "servicing   criteria"  set  forth  in  Item  1122(d)  of
Regulation AB, as such may be amended from time to time.

      Servicing  Fee:  With  respect to any Mortgage  Loan and  Distribution  Date,  the fee
payable  monthly to the Master  Servicer in respect of master  servicing  compensation  that accrues  at an  annual  rate  equal to the  Servicing  Fee  Rate  multiplied  by the  Stated
Principal  Balance of such  Mortgage  Loan as of the  related  Due Date in the  related  Due
Period, as may be adjusted pursuant to Section 3.16(e).

      Servicing Fee Rate:  With respect to any Mortgage Loan, the per annum rate  designated on the  Mortgage  Loan  Schedule as the "MSTR SERV FEE," as may be adjusted  with respect to successor Master  Servicers as provided in  Section 7.02,  which rate shall never be greater than the Mortgage Rate of such Mortgage Loan.

      Servicing  Modification:  Any  reduction  of the interest  rate on or the  outstanding principal  balance  of a  Mortgage  Loan,  any  extension  of the final  maturity  date of a
Mortgage  Loan,  and any  increase  to the Stated  Principal  Balance of a Mortgage  Loan by
adding to the Stated  Principal  Balance  unpaid  principal  and interest and other  amounts owing under the Mortgage  Loan, in each case pursuant to a  modification  of a Mortgage Loan that is in  default,  or for  which,  in the  judgment  of the Master  Servicer,  default is reasonably foreseeable in accordance with Section 3.07(a).

      Servicing  Officer:  Any officer of the Master  Servicer  involved in, or  responsible for,  the  administration  and  servicing  of the  Mortgage  Loans  whose name and  specimen signature  appear on a list of  servicing  officers  furnished  to the Trustee by the Master
Servicer on the Closing Date, as such list may from time to time be amended.

      Sixty-Plus  Delinquency  Percentage:  With  respect to any  Distribution  Date and the
Mortgage Loans,  the arithmetic  average,  for each of the three  Distribution  Dates ending with such Distribution  Date, of the fraction,  expressed as a percentage,  equal to (x) the aggregate  Stated  Principal  Balance  of  the  Mortgage  Loans  that  are  60 or  more days delinquent  in payment of  principal  and  interest for that  Distribution  Date,  including
Mortgage Loans in foreclosure and REO, over (y) the aggregate  Stated  Principal  Balance of all of the Mortgage Loans immediately preceding that Distribution Date.

      Standard & Poor's:  Standard & Poor's Ratings Services,  a division of The McGraw-Hill
Companies, Inc. or its successors in interest.

      Startup Date:  The day designated as such pursuant to Article X hereof.

      Stated Principal  Balance:  With respect to any Mortgage Loan or related REO Property, as of any date of  determination,  (i) the sum of (a) the Cut-off Date Principal  Balance of
the Mortgage Loan and (b) any amount by which the Stated  Principal  Balance of the Mortgage
Loan has been increased pursuant to a Servicing Modification,  minus (ii) the sum of (a) the principal  portion of the Monthly  Payments  due with respect to such  Mortgage  Loan or REO
Property  during  each Due Period  ending  with the Due Period  relating  to the most recent
Distribution Date which were received or with respect to which an Advance was made,  (b) all
Principal Prepayments with respect to such Mortgage Loan or REO Property,  and all Insurance
Proceeds,  Liquidation  Proceeds  and REO  Proceeds,  to the  extent  applied  by the Master
Servicer as  recoveries of principal in accordance  with  Section 3.14  with respect to such
Mortgage Loan or REO Property,  in each case which were distributed pursuant to Section 4.02 on any previous  Distribution  Date, and (c) any Realized Loss incurred with respect to such
Mortgage  Loan  allocated  to  Certificateholders  with  respect  thereto  for any  previous
Distribution Date.

      Stepdown  Date:  That  Distribution  Date  which  is the  earlier  to occur of (a) the
Distribution  Date  immediately  succeeding  the  Distribution  Date on which the  aggregate
Certificate  Principal Balance of the Class A  Certificates has been reduced to zero and (b)
the  later  to  occur of  (i) the  Distribution  Date in  November  2009 and (ii) the  first
Distribution  Date on which the Senior  Enhancement  Percentage  is equal to or greater than
43.10%.

      Subordinate  Component:  With  respect to each Loan Group and any  Distribution  Date, the positive  excess,  if any, of the  aggregate  Stated  Principal  Balance of the Mortgage
Loans in that Loan Group,  over the aggregate  Certificate  Principal Balance of the related
Class A Certificates, in each case immediately prior to that Distribution Date.

      Subordination:  The provisions  described in  Section 4.05  relating to the allocation of Realized Losses.

      Subordination  Percentage:  With respect to the Class A  Certificates and any Class of
Class M Certificates, the respective percentage set forth below.

                                           Subordination
                            Class           Percentage
                              A               56.90%
                             M-1S             64.60%
                             M-2S             71.40%
                             M-3S             75.50%
                             M-4              79.20%
                             M-5              82.80%
                             M-6              86.10%
                             M-7              89.40%
                             M-8              91.80%
                             M-9              94.00%

      Subsequent  Recoveries:  As of any Distribution  Date,  amounts received by the Master
Servicer (net of any related expenses  permitted to be reimbursed  pursuant to Section 3.10)
or surplus amounts held by the Master Servicer to cover estimated expenses  (including,  but not limited to,  recoveries in respect of the  representations  and  warranties  made by the related  Seller  pursuant to the applicable  Seller's  Agreement and assigned to the Trustee pursuant to Section 2.04)  specifically related to a Mortgage Loan that was the subject of a
Cash  Liquidation  or an REO  Disposition  prior to the related  Prepayment  Period and that resulted in a Realized Loss.

      Subsequent  Recovery  Allocation Amount: With respect to a Loan Group, that portion of the Principal  Allocation  Amount in respect of that Loan Group  attributable to the amounts described in clause (iv) of the definition of Principal Distribution Amount.

      Subserviced  Mortgage Loan: Any Mortgage Loan that, at the time of reference  thereto, is subject to a Subservicing Agreement.

      Subservicer:   Any  Person  with  whom  the  Master   Servicer   has  entered  into  a
Subservicing  Agreement  and who  generally  satisfied  the  requirements  set  forth in the
Program  Guide  in  respect  of the  qualification  of a  Subservicer  as of the date of its approval as a Subservicer by the Master Servicer.

      Subservicer  Advance:  Any  delinquent  installment  of  principal  and  interest on a
Mortgage Loan which is advanced by the related  Subservicer  (net of its  Subservicing  Fee)
pursuant to the Subservicing Agreement.

      Subservicing  Account:  An account  established  by a Subservicer  in accordance  with
Section 3.08.

      Subservicing  Agreement:  The written  contract  between the Master  Servicer  and any
Subservicer  relating to servicing and  administration of certain Mortgage Loans as provided in Section 3.02,  generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master  Servicer and the
Depositor.

      Subservicing  Fee: With respect to any Mortgage Loan,  the fee payable  monthly to the related  Subservicer  (or,  in the case of a  Nonsubserviced  Mortgage  Loan,  to the Master
Servicer) in respect of  subservicing  and other  compensation  that accrues with respect to each  Distribution  Date at an annual rate  designated as "SUBSERV FEE" on the Mortgage Loan
Schedule.

      Supplemental   Interest  Trust  Account:   The  separate  trust  account  created  and
maintained by the Supplemental Interest Trust Trustee pursuant to Section 4.10(a).

      Supplemental   Interest  Trust:  The  separate  trust  created  and  maintain  by  the
Supplemental  Interest Trust Trustee pursuant to Section 4.10(a).  The primary activities of the Supplemental Interest Trust created pursuant to this Agreement shall be:

            (i)...holding the Swap Agreement;

            (ii)..receiving  collections  or  making  payments  with  respect  to  the  Swap
Agreement;  ......      and

            (iii).engaging  in  other   activities  that  are  necessary  or  incidental  to
accomplish these .            limited  purposes,  which activities cannot be contrary to the
status of the Supplemental                Interest  Trust  as a  qualified  special  purpose
entity under existing accounting literature.

      Supplemental Interest Trust Trustee:  As defined in the preamble hereto.

      Swap Agreement:  The interest rate swap agreement  between the Swap  Counterparty  and the  Supplemental  Interest Trust Trustee,  on behalf of the  Supplemental  Interest  Trust, which agreement provides for Net Swap Payments and Swap Termination  Payments to be paid, as provided therein,  together with any schedules,  confirmations or other agreements  relating thereto, attached hereto as Exhibit O.

      Swap  Agreement  Notional  Balance:  As to the Swap  Agreement  and each Floating Rate
Payer  Payment  Date  and  Fixed  Rate  Payer  Payment  Date  (each as  defined  in the Swap
Agreement)  the amount set forth on Schedule I to the Swap  Agreement for such Floating Rate
Payer Payment Date.

      Swap  Counterparty:  The  swap  counterparty  under  the  Swap  Agreement  either  (a)
entitled to receive  payments  from the  Supplemental  Interest  Trust  Trustee from amounts payable by the  Supplemental  Interest  Trust under this Agreement or  (b) required  to make payments  to the  Supplemental  Interest  Trust  Trustee  for  payment  to the  Supplemental
Interest  Trust,  in  either  case  pursuant  to the  terms of the Swap  Agreement,  and any successor in interest or assign.  Initially,  the Swap  Counterparty  shall be Barclays Bank
PLC.

      Swap Counterparty  Trigger Event: With respect to any Distribution  Date, (i) an Event of  Default  under the Swap  Agreement  with  respect  to which the Swap  Counterparty  is a
Defaulting  Party,  (ii) a  Termination Event under the Swap Agreement with respect to which the Swap Counterparty is the sole Affected Party, or (iii) an  additional  termination event under the Swap  Agreement with respect to which the Swap  Counterparty  is the sole Affected
Party.

      Swap LIBOR:  LIBOR as determined pursuant to the Swap Agreement.

      Swap  Termination  Payment:  Upon the  occurrence of an Early  Termination  Date,  the payment to be made by the Supplemental  Interest Trust Trustee on behalf of the Supplemental
Interest Trust to the Swap Counterparty from payments from the Supplemental  Interest Trust, or by the Swap  Counterparty to the  Supplemental  Interest Trust Trustee for payment to the
Supplemental Interest Trust, as applicable, pursuant to the terms of the Swap Agreement.

      Tax  Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,
U.S.  Real  Estate  Mortgage  Investment  Conduit  Income Tax Return,  including  Schedule Q thereto,  Quarterly Notice to Residual  Interest Holders of REMIC Taxable Income or Net Loss
Allocation,  or any successor forms, to be filed on behalf of any REMIC hereunder due to its classification  as a REMIC  under  the  REMIC  Provisions,  together  with any and all other
information,   reports  or  returns   that  may  be   required  to  be   furnished   to  the
Certificateholders  or filed with the  Internal  Revenue  Service or any other  governmental taxing authority under any applicable provisions of federal, state or local tax laws.

      Telerate Screen Page 3750:  As defined in Section 1.02.

      Transfer: Any direct or indirect transfer,  sale, pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

      Transfer Affidavit and Agreement: As defined in Section 5.02(f).

      Transferee:  Any Person who is  acquiring  by  Transfer  any  Ownership  Interest in a
Certificate.

      Transferor:  Any Person who is  disposing by Transfer of any  Ownership  Interest in a
Certificate.

      Transferring Servicer:  As defined in Section 3.23(c).

      Trigger Event: A Trigger Event is in effect with respect to any  Distribution  Date on or after the Stepdown Date if either (a) the related Sixty-Plus Delinquency  Percentage,  as determined on that  Distribution  Date,  equals or exceeds 39.44% of the Senior  Enhancement
Percentage for such  Distribution  Date or (b) on or after the Distribution Date in November
2008, the aggregate  amount of Realized  Losses on the Mortgage Loans as a percentage of the
Cut-off Date Balance exceeds the applicable amount set forth below:

      November 2008 to October 2009:      1.55% with  respect to  November  2008,  plus
                                    an  additional  1/12th  of  2.00%  for  each  month
                                    thereafter.

      November 2009 to October 2010:      3.55% with  respect to  November  2009,  plus
                                    an  additional  1/12th  of  2.05%  for  each  month
                                    thereafter.

      November 2010 to October 2011:      5.60% with  respect to  November  2010,  plus
                                    an  additional  1/12th  of  1.60%  for  each  month
                                    thereafter.

      November 2011 to October 2012:      7.20% with  respect to  November  2011,  plus
                                    an  additional  1/12th  of  0.95%  for  each  month
                                    thereafter.

      November 2012 and thereafter:             8.15%.

      Trustee:  As defined in the preamble hereto.

      Trust Fund:  Collectively,  the assets of each REMIC  hereunder  and the assets in the
Supplemental Interest Trust.

      Uncertificated  Accrued Interest:  With respect to any Uncertificated Regular Interest for any Distribution Date, one month's interest at the related  Uncertificated  Pass-Through
Rate  for such  Distribution  Date,  accrued  on the  Uncertificated  Principal  Balance  or
Uncertificated Notional Amount, as applicable,  immediately prior to such Distribution Date.
Uncertificated  Accrued Interest for the  Uncertificated  Regular  Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months.  For purposes of calculating the amount of  Uncertificated  Accrued  Interest for the REMIC I Regular  Interests  for any
Distribution  Date,  any  Prepayment  Interest  Shortfalls and Relief Act Shortfalls (to the
extent not  covered by  Compensating  Interest)  shall be  allocated  among  REMIC I Regular
Interests,  pro rata, based on, and to the extent of,  Uncertificated  Accrued Interest,  as calculated without  application of this sentence.  For purposes of calculating the amount of
Uncertificated  Accrued  Interest for the REMIC II Regular  Interests  for any  Distribution
Date,  any  Prepayment  Interest  Shortfalls  and Relief Act  Shortfalls  (to the extent not covered by Compensating  Interest) shall be allocated among REMIC II Regular Interests,  pro rata,  based on,  and to the extent  of,  Uncertificated  Accrued  Interest,  as  calculated
without   application  of  this  sentence.   For  purposes  of  calculating  the  amount  of
Uncertificated  Accrued  Interest for the REMIC III Regular  Interests for any  Distribution
Date,  any  Prepayment  Interest  Shortfalls  and Relief Act  Shortfalls  (to the extent not covered by Compensating  Interest) shall be allocated among the REMIC III Regular Interests, pro rata, based on, and to the extent of,  Uncertificated  Accrued  Interest,  as calculated without  application of this sentence.  Uncertificated  Accrued Interest on REMIC IV Regular
Interest SB-PO shall be zero.  Uncertificated  Accrued Interest on REMIC IV Regular Interest
SB-IO for each Distribution Date shall equal Accrued  Certificate  Interest for the Class SB
Certificates.

      Uncertificated  Notional  Amount:  With respect to the Class SB  Certificates or REMIC
IV Regular Interest SB-IO,  immediately prior to any Distribution Date, the aggregate of the
Uncertificated Principal Balances of the REMIC III Regular Interests.

      With respect to REMIC II Regular  Interest LT-IO and REMIC III Regular  Interest LT-IO
and each Distribution Date listed below, the aggregate  Uncertificated  Principal Balance of the REMIC I Regular Interests ending with the designation "A" listed below:

          Distribution
              Date                    REMIC I Regular Interests
               1                         I-1-A through I-60-A
               2                         I-2-A through I-60-A
               3                         I-3-A through I-60-A
               4                         I-4-A through I-60-A
               5                         I-5-A through I-60A
               6                         I-6-A through I-60-A
               7                         I-7-A through I-60-A
               8                         I-8-A through I-60-A
               9                         I-9-A through I-60-A
               10                       I-10-A through I-60-A
               11                       I-11-A through I-60-A
               12                       I-12-A through I-60-A
               13                       I-13-A through I-60-A
               14                       I-14-A through I-60-A
               15                       I-15-A through I-60-A
               16                       I-16-A through I-60-A
               17                       I-17-A through I-60-A
               18                       I-18-A through I-60-A
               19                       I-19-A through I-60-A
               20                       I-20-A through I-60-A
               21                       I-21-A through I-60-A
               22                       I-22-A through I-60-A
               23                       I-23-A through I-60-A
               24                       I-24-A through I-60-A
               25                       I-25-A through I-60-A
               26                       I-26-A through I-60-A
               27                       I-27-A through I-60-A
               28                       I-28-A through I-60-A
               29                       I-29-A through I-60-A
               30                       I-30-A through I-60-A
               31                       I-31-A through I-60-A
               32                       I-32-A through I-60-A
               33                       I-33-A through I-60-A
               34                       I-34-A through I-60-A
               35                       I-35-A through I-60-A
               36                       I-36-A through I-60-A
               37                       I-37-A through I-60-A
               38                       I-38-A through I-60-A
               39                       I-39-A through I-60-A
               40                       I-40-A through I-60-A
               41                       I-41-A through I-60-A
               42                       I-42-A through I-60-A
               43                       I-43-A through I-60-A
               44                       I-44-A through I-60-A
               45                       I-45-A through I-60-A
               46                       I-46-A through I-60-A
               47                       I-47-A through I-60-A
               48                       I-48-A through I-60-A
               49                       I-49-A through I-60-A
               50                       I-50-A through I-60-A
               51                       I-51-A through I-60-A
               52                       I-52-A through I-60-A
               53                       I-53-A through I-60-A
               54                       I-54-A through I-60-A
               55                       I-55-A through I-60-A
               56                       I-56-A through I-60-A
               57                       I-57-A through I-60-A
               58                       I-58-A through I-60-A
               59                       I-59-A through I-60-A
               60                               I-60-A
           thereafter                           $0.00
      With respect to REMIC IV Regular  Interest IO,  immediately  prior to any Distribution
Date, an amount equal to the  Uncertificated  Notional Amount of REMIC III Regular  Interest
LT-IO.

      Uncertificated  Pass-Through Rate: The Uncertificated  REMIC I  Pass-Through Rate, the
Uncertificated  REMIC II  Pass-Through  Rate or the  Uncertificated  REMIC III  Pass-Through
Rate, as applicable.

      Uncertificated  Principal Balance: The principal amount of any Uncertificated  Regular
Interest outstanding as of any date of determination.  The Uncertificated  Principal Balance of each REMIC  Regular  Interest  shall  never be less than zero.  With  respect to REMIC IV
Regular  Interest SB-PO the initial amount set forth with respect thereto in the Preliminary
Statement  as  reduced  by  distributions   deemed  made  in  respect  thereof  pursuant  to
Section 4.02 and Realized Losses allocated thereto pursuant to Section 4.05.

      Uncertificated Regular Interests:  The REMIC I Regular Interests, the REMIC II Regular
Interests and the REMIC III Regular Interests.

      Uncertificated  REMIC I  Pass-Through  Rate:  With  respect  to each  REMIC I  Regular
Interest ending with the designation  "A," a per annum rate equal to the weighted average of the Net Mortgage  Rates on the Mortgage  Loans  multiplied by two (2),  subject to a maximum rate of 10.42%.  With respect to each REMIC I Regular  Interest  ending with the designation
"B," the  greater of (x) a per annum rate equal to the excess,  if any, of (i) 2  multiplied by the  weighted  average of the Net Mortgage  Rates on the Mortgage  Loans over (ii) 10.42%
and (y)  0.00000%.  With respect to REMIC I Regular  Interest  A-I, the weighted  average of the Net Mortgage Rates on the Mortgage  Loans.  With respect to REMIC I Regular  Interest I, the weighted  average of the Net Mortgage Rates on the Group I Loans.  With respect to REMIC
I Regular Interest II, the weighted average of the Net Mortgage Rates on the Group II Loans.

      Uncertificated  REMIC II Pass-Through  Rate: With respect to any Distribution Date and
(i) REMIC II Regular  Interests  Y-1 and Z-1, the Group I REMIC II Net WAC Rate,  (ii) REMIC
II Regular  Interests  Y-2 and Z-2,  the Group II REMIC II Net WAC Rate,  and (iii) REMIC II
Regular Interest LT-IO, the excess of (i) the weighted average of the  Uncertificated  REMIC
I Pass-Through  Rates for REMIC I Regular  Interests  ending with the designation  "A," over
(ii) 2 multiplied by Swap LIBOR.

      Uncertificated  REMIC III  Pass-Through  Rate: With respect to any  Distribution  Date and (i) REMIC III Regular  Interests LT1, LT2 and LT-Y1, the Group I REMIC III Net WAC Rate,
(ii) REMIC III Regular  Interests  LT5, LT6 and LT-Y2,  the Group II REMIC III Net WAC Rate,
(iii)  REMIC III  Regular  Interests  LT3 and LT7,  zero  (0.00%),  (iv)  REMIC III  Regular
Interest LT4, twice the Group I REMIC III Net WAC Rate,  (v) REMIC II Regular  Interest LT8,
twice the Group II REMIC III Net WAC Rate;  and (vi) REMIC III  Regular  Interest LT IO, the
excess of (i) the weighted  average of the  Uncertificated  REMIC I  Pass-Through  Rates for
REMIC I Regular  Interests  ending with the designation  "A," over (ii) 2 multiplied by Swap
LIBOR.

      Uniform  Single  Attestation   Program  for  Mortgage  Bankers:   The  Uniform  Single
Attestation  Program for Mortgage Bankers,  as published by the Mortgage Bankers Association of America and  effective  with respect to fiscal  periods  ending on or after  December 15,
1995.

      Uninsured  Cause:  Any cause of damage to property subject to a Mortgage such that the complete  restoration  of such property is not fully  reimbursable  by the hazard  insurance policies.

      United  States  Person:  Either (i) a citizen or  resident  of the  United  States,  a corporation,  partnership  or other entity  (treated as a  corporation  or  partnership  for
United States  federal  income tax purposes)  created or organized in, or under the laws of, the United States,  any state thereof,  or the District of Columbia (except in the case of a partnership,  to the extent  provided in Treasury  regulations)  provided that, for purposes solely of the restrictions on the transfer of Class R Certificates,  no partnership or other entity  treated as a partnership  for United  States  federal  income tax purposes  shall be treated  as a  United  States  Person  unless  all  persons  that  own an  interest  in such partnership  either  directly  or through any entity  that is not a  corporation  for United
States federal income tax purposes are required by the applicable  operative agreement to be
United  States  Persons,  or an estate that is  described in  Section 7701(a)(30)(D)  of the
Code,  or a trust  that is  described  in  Section 7701(a)(30)(E)  of the  Code,  or (ii) as
defined in Regulation S, as the context may require.

      Voting Rights:  The portion of the voting rights of all of the  Certificates  which is allocated to any  Certificate.  98.00% of all of the Voting Rights shall be allocated  among
Holders  of  the  Class A  Certificates  and  Class M  Certificates,  in  proportion  to the outstanding  Certificate Principal Balances of their respective  Certificates;  1.00% of all of the Voting  Rights shall be allocated  to the Holders of the Class SB  Certificates;  and
1.00%  of all of the  Voting  Rights  shall  be  allocated  to the  Holders  of the  Class R
Certificates;  in each  case to be  allocated  among  the  Certificates  of  such  Class  in accordance with their respective Percentage Interests.

Section 1.02......Determination of LIBOR.

      LIBOR  applicable  to  the  calculation  of  the   Pass-Through   Rate  on  the  LIBOR
Certificates  for any  Interest  Accrual  Period  will be  determined  as of each LIBOR Rate
Adjustment  Date. On each LIBOR Rate Adjustment  Date, or if such LIBOR Rate Adjustment Date is not a Business Day, then on the next succeeding  Business Day, LIBOR shall be established by the Trustee and, as to any  Interest  Accrual  Period,  will equal the rate for one month
United  States  dollar  deposits  that appears on the Telerate  Screen Page 3750 as of 11:00
a.m.,  London time, on such LIBOR Rate Adjustment  Date.  "Telerate  Screen Page 3750" means the display  designated as page 3750 on the Bridge  Telerate  Service (or such other page as may  replace  page 3750 on that  service  for the  purpose of  displaying  London  interbank offered  rates of major  banks).  If such rate does not  appear on such page (or such  other page as may replace  that page on that  service,  or if such  service is no longer  offered,
LIBOR  shall  be so  established  by use of such  other  service  for  displaying  LIBOR  or comparable  rates as may be  selected  by the  Trustee  after  consultation  with the Master
Servicer),  the rate will be the  Reference  Bank Rate.  The  "Reference  Bank Rate" will be determined  on the basis of the rates at which  deposits in U.S.  Dollars are offered by the reference  banks (which shall be any three major banks that are engaged in  transactions  in the London  interbank  market,  selected by the Trustee after  consultation  with the Master
Servicer) as of 11:00 a.m.,  London time, on the LIBOR Rate  Adjustment  Date to prime banks in the London interbank market for a period of one month in amounts  approximately  equal to the aggregate  Certificate  Principal  Balance of the LIBOR  Certificates  then outstanding.
The Trustee  shall request the  principal  London  office of each of the reference  banks to provide a quotation of its rate.  If at least two such  quotations  are  provided,  the rate will be the arithmetic  mean of the quotations  rounded up to the next multiple of 1/16%. If on such date fewer than two  quotations  are  provided  as  requested,  the rate will be the arithmetic  mean of the rates  quoted by one or more major banks in New York City,  selected by the Trustee after consultation with the Master Servicer,  as of 11:00 a.m., New York City time, on such date for loans in U.S.  Dollars to leading  European banks for a period of one month in amounts  approximately equal to the aggregate  Certificate Principal Balance of the
LIBOR  Certificates then outstanding.  If no such quotations can be obtained,  the rate will be LIBOR for the  prior  Distribution  Date;  provided  however,  if,  under the  priorities described  above,  LIBOR for a  Distribution  Date would be based on LIBOR for the  previous
Distribution  Date  for  the  third  consecutive   Distribution  Date,  the  Trustee,  after
consultation  with the Master Servicer,  shall select an alternative  comparable index (over which the Trustee has no control),  used for determining  one-month Eurodollar lending rates that is calculated  and published (or otherwise  made  available) by an  independent  party.
The  establishment  of  LIBOR by the  Trustee  on any  LIBOR  Rate  Adjustment  Date and the
Trustee's  subsequent  calculation  of  the  Pass-Through  Rates  applicable  to  the  LIBOR
Certificates  for the relevant  Interest  Accrual Period,  in the absence of manifest error, will be final and binding.  Promptly  following each LIBOR Rate  Adjustment Date the Trustee shall  supply the Master  Servicer  with the results of its  determination  of LIBOR on such date.  Furthermore,  the Trustee  shall supply to any  Certificateholder  so  requesting  by calling 1-800-934-6802,  the Pass-Through Rate on the LIBOR Certificates for the current and the immediately preceding Interest Accrual Period.

ARTICLE II

                               CONVEYANCE OF MORTGAGE LOANS;
                             ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01    Conveyance of Mortgage Loans.

(a)   The  Depositor,  concurrently  with the  execution  and delivery  hereof,  does hereby assign to the Trustee in respect of the Trust Fund  without  recourse  all the right,  title and interest of the Depositor in and to (i) the  Mortgage Loans,  including all interest and principal on or with  respect to the Mortgage  Loans due on or after the Cut-off Date (other than Monthly  Payments due in the month of the Cut-off Date);  and (ii) all  proceeds of the foregoing.  The  Depositor,  the  Master  Servicer  and  the  Trustee  agree  that it is not intended  that any  mortgage  loan be  included  in the  Trust  Fund  that is  either  (i) a
High-Cost Home Loan as defined in the New Jersey Home  Ownership Act effective  November 27,
2003,  (ii) a  High-Cost  Home Loan as defined in the New Mexico  Home Loan  Protection  Act effective  January  1, 2004,  (iii) a  High-Cost  Home Loan as defined in the  Massachusetts
Predatory Home Loan  Practices Act effective  November 7, 2004 or (iv) a High-Cost Home Loan as defined in the Indiana High Cost Home Loan Law Act effective January 1, 2005.

(b)   In connection with such assignment,  and  contemporaneously  with the delivery of this
Agreement,  except as set forth in Section  2.01(c)  below and  subject  to Section  2.01(d)
below,  the  Depositor  does hereby (1) with respect to each Mortgage  Loan,  deliver to the
Master  Servicer  (or an  Affiliate  of the  Master  Servicer)  each  of  the  documents  or instruments  described  in clause (ii) below (and the Master  Servicer  shall hold (or cause such  Affiliate to hold) such  documents or  instruments in trust for the use and benefit of all present and future  Certificateholders),  (2) with respect to each MOM Loan, deliver to, and deposit with, the Trustee, or the Custodian,  as the duly appointed agent of the Trustee for such purpose,  the documents or instruments  described in clauses (i) and (v) below, (3)
with respect to each  Mortgage  Loan that is not a MOM Loan but is  registered  on the MERS(R)
System,  deliver to, and deposit with, the Trustee, or the Custodian,  as the duly appointed agent of the Trustee for such  purpose,  the documents or  instruments  described in clauses
(i),  (iv) and (v) below and (4) with respect to each  Mortgage  Loan that is not a MOM Loan and is not  registered on the MERS(R)System,  deliver to, and deposit with,  the Trustee,  or the Custodian,  as the duly appointed  agent of the Trustee for such purpose,  the documents or instruments described in clauses (i), (iii), (iv) and (v) below.

(i)   The original Mortgage Note,  endorsed without recourse to the order of the Trustee and showing an unbroken chain of  endorsements  from the originator  thereof to the Person endorsing  it to the Trustee,  or with  respect to any  Destroyed  Mortgage  Note,  an original lost note affidavit from the related  Seller or Residential  Funding  stating that the original  Mortgage  Note was lost,  misplaced or  destroyed,  together with a copy of the related Mortgage Note.

(ii)  The  original  Mortgage,  noting  the  presence  of the MIN of the  Mortgage  Loan and language  indicating  that the Mortgage  Loan is a MOM Loan if the Mortgage  Loan is a
      MOM Loan,  with  evidence of recording  indicated  thereon,  or a copy of the original
      Mortgage with evidence of recording indicated thereon.

(iii) The assignment (which may be included in one or more blanket  assignments if permitted by  applicable  law)  of the  Mortgage  to the  Trustee  with  evidence  of  recording indicated  thereon or a copy of such assignment  with evidence of recording  indicated
      thereon.

(iv)  The original  recorded  assignment or assignments of the Mortgage  showing an unbroken chain of title from the  originator  to the Person  assigning it to the Trustee (or to
      MERS,  if the Mortgage  Loan is registered on the MERS(R)System and noting the presence of a MIN) with evidence of recordation  noted thereon or attached  thereto,  or a copy of  such  assignment  or  assignments  of the  Mortgage  with  evidence  of  recording indicated thereon.

(v)   The original of each modification,  assumption  agreement or preferred loan agreement, if any,  relating to such Mortgage  Loan, or a copy of each  modification,  assumption agreement or preferred loan agreement.

      The Depositor  may, in lieu of  delivering  the original of the documents set forth in
Section 2.01(b)(iii),  (iv) and (v) (or copies  thereof)  to the  Trustee or the  Custodian, deliver  such  documents to the Master  Servicer,  and the Master  Servicer  shall hold such documents  in trust for the use and  benefit of all  present  and future  Certificateholders until  such  time  as is set  forth  in the  next  sentence.  Within  thirty  Business  Days following  the  earlier  of (i) the  receipt  of the  original  of all of the  documents  or instruments  set forth in  Section 2.01(b)(iii),  (iv) and (v) (or copies  thereof)  for any
Mortgage  Loan and (ii) a written  request by the Trustee to deliver  those  documents  with respect to any or all of the  Mortgage  Loans then  being held by the Master  Servicer,  the
Master  Servicer  shall  deliver a  complete  set of such  documents  to the  Trustee or the
Custodian, as duly appointed agent of the Trustee.

(c)   Notwithstanding  the  provisions of  Section 2.01(b),  in the event that in connection with any Mortgage Loan, if the Depositor  cannot  deliver the original of the Mortgage,  any assignment, modification,  assumption agreement or preferred loan agreement (or copy thereof as permitted by  Section 2.01(b))  with evidence of recording thereon  concurrently with the execution  and  delivery  of this  Agreement  because  of (i) a delay  caused by the  public recording  office where such Mortgage,  assignment,  modification,  assumption  agreement or preferred loan agreement as the case may be, has been delivered for  recordation,  or (ii) a delay in the receipt of certain  information  necessary to prepare the related  assignments, the  Depositor  shall  deliver or cause to be  delivered  to the  Trustee or the  respective
Custodian  a copy  of such  Mortgage,  assignment,  modification,  assumption  agreement  or preferred loan agreement.

      The Depositor  shall  promptly cause to be recorded in the  appropriate  public office for real property  records the  Assignment  referred to in clause (iii) of  Section 2.01(b), except (a) in states  where,  in an Opinion of Counsel  acceptable  to the Master  Servicer, such  recording is not required to protect the  Trustee's  interests in the Mortgage Loan or
(b) if MERS is  identified  on the  Mortgage  or on a properly  recorded  assignment  of the
Mortgage,  as  applicable,  as the  mortgagee  of record  solely as nominee for  Residential
Funding and its  successors and assigns.  If any  Assignment is lost or returned  unrecorded to the Depositor  because of any defect  therein,  the Depositor  shall prepare a substitute
Assignment  or cure  such  defect,  as the case may be,  and  cause  such  Assignment  to be recorded in accordance  with this paragraph.  The Depositor shall promptly  deliver or cause to be delivered to the applicable  person  described in Section  2.01(b),  any Assignment or substitute  Assignment (or copy thereof)  recorded in connection with this  paragraph,  with evidence of  recording  indicated  thereon upon  receipt  thereof from the public  recording office or from the related Subservicer or Seller.

      If the Depositor  delivers to the Trustee or Custodian any Mortgage Note or Assignment
of Mortgage in blank,  the Depositor  shall,  or shall cause the Custodian to,  complete the endorsement  of the Mortgage Note and the  Assignment of Mortgage in the name of the Trustee in conjunction with the Interim  Certification  issued by the Custodian,  as contemplated by
Section 2.02.

      In  connection  with the  assignment  of any  Mortgage  Loan  registered  on the MERS(R)
System,  the Depositor  further agrees that it will cause,  at the  Depositor's own expense, within 30  Business  Days after the Closing  Date,  the MERS(R)System to indicate  that such
Mortgage  Loans have been assigned by the  Depositor to the Trustee in accordance  with this
Agreement for the benefit of the  Certificateholders  by including (or deleting, in the case of Mortgage Loans which are  repurchased in accordance with this Agreement) in such computer files (a) the code in the field which  identifies  the specific  Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates  issued in connection with such  Mortgage  Loans.  The  Depositor  further  agrees that it will not,  and will not permit the Master  Servicer to, and the Master  Servicer  agrees that it will not, alter the codes  referenced  in this  paragraph  with respect to any Mortgage  Loan during the term of this Agreement  unless and until such Mortgage Loan is  repurchased  in accordance  with the terms of this Agreement.

(d)   It is intended  that the  conveyances  by the Depositor to the Trustee of the Mortgage
Loans as provided  for in this  Section 2.01  and the  Uncertificated  Regular  Interests be
construed  as a sale  by the  Depositor  to  the  Trustee  of the  Mortgage  Loans  and  the
Uncertificated Regular Interests for the benefit of the  Certificateholders.  Further, it is not intended  that any such  conveyance  be deemed to be a pledge of the Mortgage  Loans and the  Uncertificated  Regular  Interests by the  Depositor to the Trustee to secure a debt or other  obligation of the  Depositor.  Nonetheless,  (a) this Agreement is intended to be and hereby is a  security  agreement  within  the  meaning  of  Articles 8 and 9 of the New York
Uniform   Commercial  Code  and  the  Uniform   Commercial  Code  of  any  other  applicable
jurisdiction;  (b) the conveyances  provided for in this Section 2.01  shall be deemed to be
(1) a  grant  by  the  Depositor  to  the  Trustee  of a  security  interest  in  all of the
Depositor's  right  (including  the  power to convey  title  thereto),  title and  interest, whether now owned or hereafter  acquired,  in and to (A) the Mortgage  Loans,  including the related Mortgage Note, the Mortgage,  any insurance  policies and all other documents in the related  Mortgage File, (B) all amounts  payable  pursuant to the Mortgage Loans or the Swap
Agreement in accordance with the terms thereof,  (C) any  Uncertificated  Regular  Interests and  any  and  all  general  intangibles,  payment  intangibles,  accounts,  chattel  paper, instruments,  documents, money, deposit accounts, certificates of deposit, goods, letters of credit,  advices of credit and  investment  property and other  property of whatever kind or description  now existing or hereafter  acquired  consisting of, arising from or relating to any of the foregoing, and (D) all proceeds of the conversion,  voluntary or involuntary,  of the foregoing  into cash,  instruments,  securities  or other  property,  including  without limitation all amounts from time to time held or invested in the Certificate  Account or the
Custodial Account,  whether in the form of cash,  instruments,  securities or other property and (2) an assignment  by the  Depositor to the Trustee of any security  interest in any and all of Residential Funding's right (including the power to convey title thereto),  title and interest,  whether now owned or hereafter acquired,  in and to the property described in the foregoing clauses (1)(A),  (B), (C) and (D) granted by Residential  Funding to the Depositor pursuant to the Assignment  Agreement;  (c) the possession by the Trustee,  the Custodian or any other  agent of the  Trustee  of  Mortgage  Notes or such  other  items of  property  as constitute  instruments,  money, payment intangibles,  negotiable documents,  goods, deposit
accounts,   letters  of  credit,  advices  of  credit,  investment  property,   certificated
securities  or chattel  paper shall be deemed to be  "possession  by the secured  party," or possession  by a purchaser or a person  designated  by such secured  party,  for purposes of perfecting the security interest  pursuant to the Minnesota Uniform  Commercial Code and the
Uniform  Commercial  Code of any other  applicable  jurisdiction  as in  effect  (including, without  limitation,  Sections 8-106,  9-313 and 9-106 thereof);  and  (d) notifications  to persons holding such property,  and acknowledgments,  receipts or confirmations from persons holding such property,  shall be deemed  notifications to, or  acknowledgments,  receipts or confirmations  from,  securities  intermediaries,  bailees or agents of, or persons  holding for, (as applicable) the Trustee for the purpose of perfecting such security  interest under applicable law.

      The Depositor and, at the Depositor's  direction,  Residential Funding and the Trustee shall, to the extent consistent with this Agreement,  take such reasonable actions as may be necessary to ensure that,  if this  Agreement  were deemed to create a security  interest in the  Mortgage  Loans  and  the  Uncertificated  Regular  Interests  and the  other  property described above, such security interest would be deemed to be a perfected  security interest of first  priority under  applicable law and will be maintained as such  throughout the term of this  Agreement.  Without  limiting the generality of the foregoing,  the Depositor shall prepare and deliver to the Trustee not less than  15 days  prior to any filing date and, the
Trustee shall forward for filing,  or shall cause to be forwarded for filing, at the expense of the  Depositor,  all filings  necessary  to maintain  the  effectiveness  of any original filings  necessary  under the Uniform  Commercial  Code as in effect in any  jurisdiction to perfect  the  Trustee's  security  interest  in or  lien  on  the  Mortgage  Loans  and  the
Uncertificated  Regular  Interests,   as  evidenced  by  an  Officers'  Certificate  of  the
Depositor,  including  without  limitation (x) continuation  statements,  and (y) such other statements  as may be  occasioned  by (1) any  change of name of  Residential  Funding,  the
Depositor  or the  Trustee  (such  preparation  and  filing  shall be at the  expense of the
Trustee,  if occasioned by a change in the  Trustee's  name),  (2) any change of location of the  place  of  business  or the  chief  executive  office  of  Residential  Funding  or the
Depositor,  (3) any transfer of any interest of Residential  Funding or the Depositor in any
Mortgage  Loan or (4) any transfer of any interest of  Residential  Funding or the Depositor in any Uncertificated Regular Interests.

Section 2.02    Acceptance by Trustee.

      The Trustee  acknowledges  receipt (or,  with respect to Mortgage  Loans  subject to a
Custodial  Agreement,  and based  solely  upon a receipt or  certification  executed  by the
Custodian,  receipt by the respective  Custodian as the duly appointed agent of the Trustee)
of the documents referred to in  Section 2.01(b)(i)  above (except that for purposes of such acknowledgement  only,  a  Mortgage  Note may be  endorsed  in blank  and an  Assignment  of
Mortgage may be in blank) and  declares  that it, or the  Custodian as its agent,  holds and will hold such documents and the other documents  constituting a part of the Custodial Files delivered  to it, or a  Custodian  as its  agent,  in trust for the use and  benefit  of all present and future  Certificateholders.  The Trustee or Custodian  (the  Custodian  being so obligated under a Custodial  Agreement)  agrees, for the benefit of  Certificateholders,  to review each Custodial File delivered to it pursuant to Section 2.01(b)  within 90 days after the Closing Date to  ascertain  that all required  documents  (specifically  as set forth in
Section 2.01(b)),  have been executed and received,  and that such  documents  relate to the
Mortgage Loans  identified on the Mortgage Loan Schedule,  as  supplemented,  that have been conveyed to it, and to deliver to the Trustee a certificate  (the  "Interim  Certification")
to the effect that all documents required to be delivered pursuant to Section 2.01(b)  above have been  executed  and  received  and that such  documents  relate to the  Mortgage  Loans identified on the Mortgage Loan  Schedule,  except for any  exceptions  listed on Schedule A attached  to such  Interim  Certification.  Upon  delivery  of the  Custodial  Files  by the
Depositor or the Master Servicer,  the Trustee shall  acknowledge  receipt (or, with respect to Mortgage  Loans  subject to a  Custodial  Agreement,  and based  solely upon a receipt or certification  executed by the Custodian,  receipt by the  respective  Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b) above.

      If  the  Custodian,   as  the  Trustee's  agent,   finds  any  document  or  documents
constituting  a part of a  Custodial  File to be  missing  or  defective,  upon  receipt  of notification from the Custodian as specified in the succeeding  sentence,  the Trustee shall promptly so notify or cause the Custodian to notify the Master  Servicer and the  Depositor.
Pursuant to  Section 2.3  of the Custodial  Agreement,  the Custodian will notify the Master
Servicer,  the  Depositor  and the  Trustee of any such  omission  or defect  found by it in respect of any Custodial  File held by it in respect of the items received by it pursuant to the Custodial  Agreement.  If such omission or defect  materially and adversely  affects the interests in the related Mortgage Loan of the Certificateholders,  the Master Servicer shall promptly  notify the related  Subservicer  or Seller of such  omission or defect and request that such  Subservicer or Seller correct or cure such omission or defect within 60 days from the  date the  Master  Servicer  was  notified  of such  omission  or  defect  and,  if such
Subservicer  or Seller does not correct or cure such  omission or defect within such period, that such  Subservicer  or Seller  purchase  such  Mortgage  Loan from the Trust Fund at its
Purchase  Price,  in either  case  within  90 days  from the date the  Master  Servicer  was notified of such  omission or defect;  provided  that if the  omission or defect would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)
of the Code,  any such cure or  repurchase  must  occur  within  90 days  from the date such breach was  discovered.  The Purchase Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master  Servicer in the  Custodial  Account  maintained  by it pursuant to  Section 3.07  and, upon receipt by the Trustee of written  notification of such deposit signed by a Servicing  Officer,  the Master Servicer,  the Trustee or the Custodian,
as the  case  may be,  shall  release  the  contents  of any  related  Mortgage  File in its possession  to the owner of such  Mortgage  Loan (or such owner's  designee) and the Trustee shall execute and deliver such instruments of transfer or assignment  prepared by the Master
Servicer,  in each case without  recourse,  as shall be necessary to vest in the Subservicer or Seller or its designee,  as the case may be, any Mortgage Loan released  pursuant  hereto and  thereafter  such Mortgage Loan shall not be part of the Trust Fund. In  furtherance  of the foregoing and  Section 2.04,  if the  Subservicer or Seller or Residential  Funding that repurchases  the Mortgage Loan is not a member of MERS and the Mortgage is registered on the
MERS(R)System,  the  Master  Servicer,   at  its  own  expense  and  without  any  right  of
reimbursement,  shall  cause MERS to execute and deliver an  assignment  of the  Mortgage in recordable  form to  transfer  the  Mortgage  from  MERS to such  Subservicer  or  Seller or
Residential  Funding and shall cause such  Mortgage to be removed from  registration  on the
MERS(R)System in accordance  with MERS' rules and  regulations.  It is understood  and agreed that the obligation of the  Subservicer or Seller,  to so cure or purchase any Mortgage Loan as to which a material and adverse  defect in or omission of a constituent  document  exists
shall  constitute  the  sole  remedy  respecting  such  defect  or  omission   available  to
Certificateholders or the Trustee on behalf of Certificateholders.

Section 2.03    Representations,  Warranties and Covenants of the Master Servicer and the
                  Depositor.

(a)   The Master Servicer  hereby  represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date:

(i)   The Master Servicer is a limited  liability  company duly organized,  validly existing and in good  standing  under the laws  governing  its creation and existence and is or will be in compliance  with the laws of each state in which any Mortgaged  Property is located to the extent necessary to ensure the  enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)  The  execution  and  delivery  of  this  Agreement  by the  Master  Servicer  and  its performance  and  compliance  with the terms of this  Agreement  will not  violate the
      Master  Servicer's  Certificate of Formation or Limited Liability Company Agreement or
      constitute  a material  default (or an event which,  with notice or lapse of time,  or both,  would  constitute a material  default)  under, or result in the material breach of, any material contract,  agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization,  execution and delivery by the Trustee and the  Depositor,  constitutes  a valid,  legal and  binding  obligation  of the  Master
      Servicer,  enforceable  against  it in  accordance  with the terms  hereof  subject to
      applicable  bankruptcy,   insolvency,   reorganization,   moratorium  and  other  laws
      affecting the enforcement of creditors' rights generally and to general  principles of equity,  regardless  of whether such  enforcement  is  considered  in a proceeding  in equity or at law;

(iv)  The  Master  Servicer  is not in  default  with  respect to any order or decree of any court  or any  order,  regulation  or  demand  of any  federal,  state,  municipal  or governmental  agency,  which default might have consequences that would materially and adversely  affect  the  condition  (financial  or other) or  operations  of the Master
      Servicer or its properties or might have consequences that would materially  adversely affect its performance hereunder;

(v)   No  litigation  is  pending  or,  to the  best  of the  Master  Servicer's  knowledge, threatened  against the Master  Servicer  which would  prohibit its entering into this
      Agreement or performing its obligations under this Agreement;

(vi)  The Master  Servicer shall comply in all material  respects in the performance of this
      Agreement  with all  reasonable  rules and  requirements  of each  insurer  under each
      Required Insurance Policy;

(vii) No information,  certificate of an officer,  statement  furnished in writing or report delivered  to the  Depositor,  any  Affiliate  of the  Depositor or the Trustee by the
      Master  Servicer  will,  to the knowledge of the Master  Servicer,  contain any untrue statement  of a  material  fact  or  omit  a  material  fact  necessary  to  make  the information, certificate, statement or report not misleading;

(viii)      The Master  Servicer  has  examined  each  existing,  and will examine each new,
      Subservicing  Agreement and is or will be familiar with the terms  thereof.  The terms
      of  each  existing  Subservicing   Agreement  and  each  designated   Subservicer  are
      acceptable  to the Master  Servicer and any new  Subservicing  Agreements  will comply with the provisions of Section 3.02;

(ix)  The  Master  Servicer  is a member of MERS in good  standing,  and will  comply in all material  respects  with the  rules  and  procedures  of MERS in  connection  with the servicing of the Mortgage Loans that are registered with MERS; and

(x)   The Servicing  Guide of the Master  Servicer  requires that the  Subservicer  for each
      Mortgage Loan  accurately  and fully reports its borrower  credit files to each of the
      Credit Repositories in a timely manner.

It is  understood  and agreed  that the  representations  and  warranties  set forth in this
Section 2.03(a)  shall survive delivery of the respective  Custodial Files to the Trustee or the Custodian.  Upon discovery by either the Depositor,  the Master Servicer, the Trustee or
the  Custodian  of  a  breach  of  any   representation   or  warranty  set  forth  in  this
Section 2.03(a)   which   materially   and   adversely   affects   the   interests   of  the
Certificateholders  in any  Mortgage  Loan,  the party  discovering  such breach  shall give prompt  written  notice to the other  parties  (the  Custodian  being so  obligated  under a
Custodial  Agreement).  Within  90 days of its  discovery  or its  receipt of notice of such breach,  the Master  Servicer shall either (i) cure such breach in all material  respects or
(ii) to the  extent  that  such  breach  is with  respect  to a  Mortgage  Loan or a related document,  purchase such Mortgage Loan from the Trust Fund at the Purchase  Price and in the manner set forth in Section 2.02;  provided that if the breach would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code, any such  cure  or  repurchase  must  occur  within  90 days  from  the  date  such  breach  was discovered.  The  obligation  of the Master  Servicer  to cure such breach or to so purchase such  Mortgage  Loan  shall  constitute  the  sole  remedy  in  respect  of  a  breach  of a
representation   and   warranty  set  forth  in  this   Section 2.03(a)   available  to  the
Certificateholders or the Trustee on behalf of the Certificateholders.

(b)   The  Depositor  hereby  represents  and warrants to the Trustee for the benefit of the
Certificateholders  that as of the Closing Date (or, if otherwise specified below, as of the date so  specified):  (i)  immediately  prior to the conveyance of the Mortgage Loans to the
Trustee,  the  Depositor  had good title to, and was the sole owner of, each  Mortgage  Loan free and clear of any pledge,  lien,  encumbrance or security interest (other than rights to servicing and related  compensation) and such conveyance validly transfers  ownership of the
Mortgage  Loans to the Trustee free and clear of any pledge,  lien,  encumbrance or security
interest;   and  (ii)  each  Mortgage  Loan   constitutes  a  "qualified   mortgage"   under
Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1),  (2), (4),
(5),   (6),   (7)   and   (9),    without   reliance   on   the   provisions   of   Treasury
Regulation Section 1.860G-2(a)(3)  or  Treasury   Regulation Section 1.860G-2(f)(2)  or  any
other  provision  that would allow a Mortgage  Loan to be treated as a "qualified  mortgage"
notwithstanding  its failure to meet the requirements of  Section 860G(a)(3)(A)  of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9).

      It is understood and agreed that the  representations and warranties set forth in this
Section 2.03(b)  shall survive delivery of the respective  Custodial Files to the Trustee or the Custodian.

      Upon  discovery  by any of the  Depositor,  the Master  Servicer,  the  Trustee or the
Custodian  of a  breach  of any of the  representations  and  warranties  set  forth in this
Section 2.03(b)   which   materially   and   adversely   affects   the   interests   of  the
Certificateholders  in any  Mortgage  Loan,  the party  discovering  such breach  shall give prompt  written  notice to the other  parties  (the  Custodian  being so  obligated  under a
Custodial   Agreement);   provided,   however,  that  in  the  event  of  a  breach  of  the
representation  and warranty set forth in  Section 2.03(b)(ii),  the party  discovering such breach  shall  give such  notice  within  five days  of  discovery.  Within  90 days  of its discovery  or its  receipt of notice of breach,  the  Depositor  shall  either (i) cure such breach in all material  respects or (ii)  purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02;  provided that the Depositor shall have the option to substitute a Qualified  Substitute  Mortgage Loan or Loans for such
Mortgage  Loan if such  substitution  occurs  within two years  following  the Closing Date;
provided  that if the omission or defect  would cause the  Mortgage  Loan to be other than a
"qualified  mortgage"  as  defined  in  Section 860G(a)(3)  of  the  Code,  any  such  cure, substitution  or  repurchase  must  occur  within  90 days  from the date  such  breach  was discovered.  Any such  substitution  shall be effected by the Depositor under the same terms and conditions as provided in Section 2.04 for substitutions by Residential  Funding.  It is understood  and agreed that the  obligation  of the  Depositor  to cure such breach or to so purchase or  substitute  for any Mortgage Loan as to which such a breach has occurred and is continuing  shall  constitute  the sole  remedy  respecting  such  breach  available  to the
Certificateholders or the Trustee on behalf of the  Certificateholders.  Notwithstanding the foregoing,  the  Depositor  shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this  Section 2.03(b)  if the substance of the breach of a representation  set forth above also  constitutes  fraud in the  origination of the Mortgage
Loan.

Section 2.04    Representations and Warranties of Sellers.

      The  Depositor,  as assignee of Residential  Funding under the  Assignment  Agreement, hereby  assigns to the Trustee for the benefit of the  Certificateholders  all of its right, title and interest in respect of the Assignment  Agreement  applicable to a Mortgage Loan as and to the  extent  set  forth  in  the  Assignment  Agreement.  Insofar  as the  Assignment
Agreement  relates to the  representations  and warranties  made by  Residential  Funding in respect of such Mortgage Loan and any remedies  provided  thereunder  for any breach of such representations  and  warranties,  such  right,  title and  interest  may be enforced by the
Master Servicer on behalf of the Trustee and the  Certificateholders.  Upon the discovery by the Depositor,  the Master Servicer,  the Trustee or the Custodian of a breach of any of the representations  and warranties made in the Assignment  Agreement in respect of any Mortgage
Loan or of any Repurchase Event which materially and adversely  affects the interests of the
Certificateholders  in such  Mortgage  Loan,  the party  discovering  such breach shall give prompt  written  notice to the other  parties  (the  Custodian  being so  obligated  under a
Custodial  Agreement).  The Master  Servicer shall promptly  notify  Residential  Funding of such breach or Repurchase  Event and request that  Residential  Funding either (i) cure such breach or Repurchase Event in all material  respects within 90 days from the date the Master
Servicer was notified of such breach or  Repurchase  Event or  (ii) purchase  such  Mortgage
Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02.

      Upon  the  discovery  by the  Depositor,  the  Master  Servicer,  the  Trustee  or the
Custodian  of a  breach  of any of such  representations  and  warranties  set  forth in the
Assignment  Agreement in respect of any Mortgage Loan which materially and adversely affects the interests of the  Certificateholders  in such Mortgage Loan, the party  discovering such breach  shall give  prompt  written  notice to the other  parties  (the  Custodian  being so
obligated  under  a  Custodial  Agreement).   The  Master  Servicer  shall  promptly  notify
Residential  Funding  of such  breach  of a  representation  or  warranty  set  forth in the
Assignment  Agreement and request that  Residential  Funding  either (i) cure such breach in all material  respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase  such  Mortgage Loan from the Trust Fund within  90 days of the date of such written  notice of such breach at the Purchase  Price and in the manner set forth in
Section 2.02;  provided  that  Residential  Funding  shall have the option to  substitute  a
Qualified  Substitute  Mortgage Loan or Loans for such  Mortgage  Loan if such  substitution occurs within two years following the Closing Date;  provided that if the breach would cause the Mortgage Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)
of the Code,  any such cure or  substitution  must occur  within  90 days  from the date the breach was discovered.  If the breach of  representation  and warranty that gave rise to the obligation  to  repurchase  or  substitute  a Mortgage  Loan  pursuant to  Section 4  of the
Assignment  Agreement  was the  representation  and  warranty  set forth in clause  (xlv) of
Section 4  thereof,  then the Master Servicer shall request that Residential  Funding pay to the Trust Fund,  concurrently with and in addition to the remedies provided in the preceding sentence,  an amount equal to any liability,  penalty or expense that was actually  incurred and paid out of or on  behalf  of the  Trust  Fund,  and that  directly  resulted  from such breach,  or if  incurred  and paid by the  Trust  Fund  thereafter,  concurrently  with such payment. In the event that Residential  Funding elects to substitute a Qualified  Substitute
Mortgage  Loan  or  Loans  for a  Deleted  Mortgage  Loan  pursuant  to  this  Section 2.04,
Residential  Funding shall deliver to the Trustee for the benefit of the  Certificateholders with respect to such  Qualified  Substitute  Mortgage Loan or Loans,  the original  Mortgage
Note,  the  Mortgage,  an  Assignment  of the Mortgage in  recordable  form,  and such other documents and  agreements as are required by  Section 2.01,  with the Mortgage Note endorsed as required by  Section 2.01.  No substitution  will be made in any calendar month after the
Determination  Date  for  such  month.  Monthly  Payments  due  with  respect  to  Qualified
Substitute  Mortgage Loans in the month of substitution  shall not be part of the Trust Fund and will be  retained  by the  Master  Servicer  and  remitted  by the  Master  Servicer  to
Residential   Funding  on  the  next  succeeding   Distribution   Date.  For  the  month  of
substitution,  distributions to the Certificateholders  will include the Monthly Payment due on a Deleted  Mortgage  Loan for such  month and  thereafter  Residential  Funding  shall be entitled  to retain all amounts  received  in respect of such  Deleted  Mortgage  Loan.  The
Master  Servicer  shall  amend or cause to be amended the  Mortgage  Loan  Schedule  for the benefit of the  Certificateholders  to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified  Substitute Mortgage Loan or Loans and the Master Servicer
shall deliver the amended  Mortgage Loan  Schedule to the Trustee.  Upon such  substitution, the  Qualified  Substitute  Mortgage  Loan or Loans  shall be  subject  to the terms of this
Agreement and the related Subservicing Agreement in all respects,  Residential Funding shall be deemed to have made the  representations  and  warranties  with respect to the  Qualified
Substitute  Mortgage  Loan  (other  than those of a  statistical  nature)  contained  in the
Assignment Agreement as of the date of substitution, and the covenants,  representations and warranties set forth in this Section 2.04, and in Section 2.03(b) hereof.

      In connection  with the  substitution  of one or more  Qualified  Substitute  Mortgage
Loans for one or more Deleted  Mortgage  Loans,  the Master  Servicer  shall  determine  the amount (if any) by which the aggregate  principal  balance of all such Qualified  Substitute
Mortgage Loans as of the date of  substitution is less than the aggregate  Stated  Principal
Balance of all such Deleted Mortgage Loans (in each case after  application of the principal portion of the Monthly Payments due in the month of substitution  that are to be distributed to the  Certificateholders in the month of substitution).  Residential Funding shall deposit or cause the  related  Seller to deposit  the amount of such  shortfall  into the  Custodial
Account  on  the  day of  substitution,  without  any  reimbursement  therefor.  Residential
Funding  shall give notice in writing to the Trustee of such event,  which  notice  shall be accompanied  by an  Officers'  Certificate  as to the  calculation  of  such  shortfall  and
(subject to  Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any  federal  tax to be  imposed  on the Trust  Fund,  including  without limitation,  any federal tax imposed on "prohibited  transactions" under  Section 860F(a)(1)
of the Code or on  "contributions  after the startup date" under  Section 860G(d)(1)  of the
Code or (b) any portion of any REMIC created  hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.

      It is understood and agreed that the obligation of the Seller or Residential  Funding, as the case may be, to cure such breach or purchase (and in the case of Residential  Funding to  substitute  for)  such  Mortgage  Loan as to which  such a breach  has  occurred  and is continuing and to make any additional  payments  required under the Assignment  Agreement in connection with a breach of the  representation  and warranty in clause (xlvii) of Section 4
thereof  shall  constitute  the  sole  remedy   respecting  such  breach  available  to  the
Certificateholders  or the  Trustee  on  behalf  of the  Certificateholders.  If the  Master
Servicer is  Residential  Funding,  then the  Trustee  shall also have the right to give the notification  and require the purchase or substitution  provided for in the second preceding paragraph in the event of such a breach of a representation  or warranty made by Residential
Funding in the  Assignment  Agreement.  In connection  with the purchase of or  substitution for any such Mortgage Loan by Residential  Funding,  the Trustee shall assign to Residential
Funding all of the right,  title and interest in respect of the Seller's  Agreement  and the
Assignment Agreement applicable to such Mortgage Loan.

Section 2.05    Execution   and   Authentication   of   Certificates;   Conveyance   of
                  Uncertificated REMIC Regular Interests.

(a)   The Trustee  acknowledges  the assignment to it of the Mortgage Loans and the delivery of the  Custodial  Files to it, or the  Custodian on its behalf,  subject to any  exceptions noted,  together with the  assignment to it of all other assets  included in the Trust Fund, receipt of which is hereby  acknowledged.  Concurrently  with such  delivery and in exchange therefor,  the  Trustee,  pursuant to the written  request of the  Depositor  executed by an officer of the Depositor,  has executed and caused to be  authenticated  and delivered to or upon the order of the Depositor the Certificates in authorized  denominations which evidence ownership of the entire Trust Fund.

(b)   The  Depositor,  concurrently  with the  execution  and delivery  hereof,  does hereby transfer,  assign,  set over and otherwise  convey in trust to the Trustee without  recourse all the right,  title and interest of the Depositor in and to the REMIC I Regular Interests,
the REMIC II  Regular  Interests and the REMIC III Regular  Interests for the benefit of the
Holders of each Class of  Certificates  (other than the Class R  Certificates  in respect of
Components  I and II  thereof).  The Trustee  acknowledges  receipt of the  REMIC I  Regular
Interests,  REMIC II Regular Interests and REMIC III Regular Interests, and declares that it holds and will hold the same in trust for the  exclusive  use and  benefit of the Holders of each Class of Certificates  (other than the Class R  Certificates in respect of Components I and II thereof).  The  interests  evidenced  by  Component  IV of the Class R  Certificates, together with the REMIC IV Regular  Interests,  constitute the entire  beneficial  ownership interest in REMIC IV.

Section 2.06    Purposes and Powers of the Trust.

      The  purpose  of the  trust,  as  created  hereunder,  is to engage  in the  following activities:

(a)   to sell the Certificates to the Depositor in exchange for the Mortgage Loans;

(b)   to enter into and perform its obligations under this Agreement;

(c)   to  engage  in  those  activities  that  are  necessary,  suitable  or  convenient  to accomplish the foregoing or are incidental thereto or connected therewith; and

(d)   subject to compliance with this Agreement,  to engage in such other  activities as may be  required  in  connection  with  conservation  of  the  Trust  Fund  and  the  making  of distributions to the Certificateholders.

      The   trust  is  hereby   authorized   to   engage   in  the   foregoing   activities.
Notwithstanding the provisions of Section 11.01,  the trust shall not engage in any activity other than in  connection  with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding,  and this Section 2.06 may not be  amended,  without  the consent of the  Certificateholders  evidencing  a majority of the aggregate Voting Rights of the Certificates.

Section 2.07    Agreement Regarding Ability to Disclose.

      The Depositor, the Master Servicer and the Trustee hereby agree that,  notwithstanding any other  express or implied  agreement to the  contrary,  any and all Persons,  and any of their  respective  employees,  representatives,  and other agents may disclose,  immediately upon commencement of discussions,  to any and all Persons,  without  limitation of any kind, the tax  treatment  and tax  structure  of the  transaction  and all  materials  of any kind
(including  opinions or other tax  analyses)  that are  provided to any of them  relating to such tax  treatment  and tax  structure.  For purposes of this  paragraph,  the terms "tax,"
"tax treatment,"  "tax structure," and "tax benefit" are defined under Treasury Regulationss.
1.6011-4(c).

ARTICLE III

                       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01    Master Servicer to Act as Servicer.

(a)   The Master  Servicer  shall service and  administer  the Mortgage  Loans in accordance with  the  terms  of this  Agreement  and the  respective  Mortgage  Loans,  following  such procedures as it would employ in its good faith  business  judgment and which are normal and usual  in its  general  mortgage  servicing  activities,  and  shall  have  full  power  and authority,  acting alone or through Subservicers as provided in Section 3.02,  to do any and all things which it may deem  necessary or desirable in connection  with such  servicing and administration.  Without  limiting the generality of the foregoing,  the Master  Servicer in its own name or in the name of a  Subservicer  is hereby  authorized  and  empowered  by the
Trustee  when the  Master  Servicer  or the  Subservicer,  as the case may be,  believes  it
appropriate   in  its  best   judgment,   to  execute   and   deliver,   on  behalf  of  the
Certificateholders  and the Trustee or any of them, any and all  instruments of satisfaction or cancellation,  or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance,  or of assignment of any Mortgage and
Mortgage Note in connection with the repurchase of a Mortgage Loan and all other  comparable instruments,  or with  respect to the  modification  or  re-recording  of a Mortgage for the purpose of correcting the Mortgage,  the  subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain,  the taking of a deed in lieu of  foreclosure,  the  commencement,  prosecution  or completion of judicial or non-judicial foreclosure,  the conveyance of a Mortgaged Property to the related insurer,  the  acquisition  of any  property  acquired  by  foreclosure  or  deed in lieu of foreclosure,  or the  management,  marketing  and  conveyance  of any  property  acquired by foreclosure  or deed in lieu of  foreclosure  with  respect to the  Mortgage  Loans and with respect  to the  Mortgaged  Properties.  The  Master  Servicer  further  is  authorized  and empowered by the Trustee,  on behalf of the  Certificateholders  and the Trustee, in its own
name or in the name of the Subservicer,  when the Master Servicer or the Subservicer, as the case may be,  believes it is  appropriate in its best judgment to register any Mortgage Loan on the MERS(R)System,  or cause the removal from the registration of any Mortgage Loan on the
MERS(R)System,  to execute and deliver,  on behalf of the Trustee and the  Certificateholders or any of them, any and all instruments of assignment and other comparable  instruments with respect to such  assignment  or  re-recording  of a Mortgage in the name of MERS,  solely as nominee  for  the  Trustee  and  its  successors  and  assigns.  Any  expenses  incurred  in connection  with the  actions  described  in the  preceding  sentence  shall be borne by the
Master  Servicer  in  accordance  with  Section 3.16(c),  with no  right  of  reimbursement;
provided,  that if,  as a result  of MERS  discontinuing  or  becoming  unable  to  continue operations in connection with the MERS(R)System,  it becomes necessary to remove any Mortgage
Loan from  registration on the MERS(R)System and to arrange for the assignment of the related
Mortgages to the Trustee,  then any related  expenses  shall be  reimbursable  to the Master
Servicer as set forth in  Section 3.10(a)(ii).  Notwithstanding  the  foregoing,  subject to
Section 3.07(a),  the Master Servicer shall not permit any modification  with respect to any
Mortgage  Loan that would both  constitute a sale or exchange of such  Mortgage  Loan within the meaning of  Section 1001  of the Code and any proposed,  temporary or final  regulations promulgated  thereunder  (other than in connection with a proposed  conveyance or assumption of such  Mortgage  Loan that is  treated  as a  Principal  Prepayment  in Full  pursuant  to
Section 3.13(d)  hereof) and cause any REMIC created hereunder to fail to qualify as a REMIC under the Code.  The Trustee shall  furnish the Master  Servicer with any powers of attorney and other  documents  necessary or appropriate to enable the Master  Servicer to service and administer the Mortgage  Loans.  The Trustee shall not be liable for any action taken by the
Master Servicer or any Subservicer  pursuant to such powers of attorney or other  documents.
In servicing and administering any Nonsubserviced  Mortgage Loan, the Master Servicer shall, to the extent not inconsistent  with this Agreement,  comply with the Program Guide as if it were the  originator  of such  Mortgage  Loan and had  retained  the  servicing  rights  and obligations in respect thereof.

      If the  Mortgage  relating  to a  Mortgage  Loan  did not  have a lien  senior  to the
Mortgage  Loan on the related  Mortgaged  Property as of the Cut-off  Date,  then the Master
Servicer,  in such capacity,  may not consent to the placing of a lien senior to that of the
Mortgage on the related  Mortgaged  Property.  If the Mortgage  relating to a Mortgage  Loan had a lien senior to the Mortgage Loan on the related  Mortgaged  Property as of the Cut-off
Date,  then the Master  Servicer,  in such capacity,  may consent to the  refinancing of the prior senior lien, provided that the following requirements are met:

(i)   (A)         the Mortgagor's  debt-to-income  ratio resulting from such  refinancing is less  than the  original  debt-to-income  ratio  as set  forth  on the  Mortgage  Loan
      Schedule;  provided,  however,  that  in no  instance  shall  the  resulting  Combined
      Loan-to-Value Ratio ("Combined  Loan-to-Value  Ratio") of such Mortgage Loan be higher than that permitted by the Program Guide; or

                  (B)   the resulting Combined  Loan-to-Value Ratio of such Mortgage Loan is no  higher  than the  Combined  Loan-to-Value  Ratio  prior to such  refinancing;  provided, however, if such refinanced  mortgage loan is a "rate and term" mortgage loan (meaning,  the
Mortgagor does not receive any cash from the refinancing),  the Combined Loan-to-Value Ratio may increase to the extent of either (x) the  reasonable  closing costs of such  refinancing or (y) any decrease in the value of the related Mortgaged  Property,  if the Mortgagor is in good standing as defined by the Program Guide;

(ii)  the interest  rate,  or, in the case of an adjustable  rate existing  senior lien, the maximum  interest rate, for the loan evidencing the refinanced  senior lien is no more than 2.0% higher than the interest rate or the maximum  interest rate, as the case may be, on the loan evidencing the existing senior lien  immediately  prior to the date of such  refinancing;  provided,  however (A) if the loan  evidencing the existing senior lien prior to the date of refinancing  has an adjustable  rate and the loan evidencing the  refinanced  senior lien has a fixed rate,  then the current  interest rate on the loan  evidencing  the  refinanced  senior  lien  may be up to  2.0%  higher  than  the then-current  loan rate of the loan evidencing the existing senior lien and (B) if the loan  evidencing the existing senior lien prior to the date of refinancing has a fixed rate and the loan evidencing the refinanced  senior lien has an adjustable  rate, then the maximum  interest rate on the loan evidencing the refinanced  senior lien shall be less  than or  equal to (x) the  interest  rate on the loan  evidencing  the  existing senior lien prior to the date of refinancing plus (y) 2.0%; and

(iii) the  loan   evidencing  the  refinanced   senior  lien  is  not  subject  to  negative
      amortization.

(b)   The Master Servicer shall, to the extent  consistent with the servicing  standards set forth herein,  take whatever actions as may be necessary to file a claim under or enforce or allow the Trustee to file a claim under or enforce any title  insurance  policy with respect to any Mortgage  Loan  including,  without  limitation,  joining in or causing any Seller or
Subservicer (or any other party in possession of any title insurance  policy) to join in any claims  process,  negotiations,  actions or  proceedings  necessary to make a claim under or enforce  any title  insurance  policy.  Notwithstanding  anything in this  Agreement  to the contrary,  the Master Servicer shall not (unless the Mortgagor is in default with respect to the Mortgage  Loan or such default is, in the  judgment of the Master  Servicer,  reasonably foreseeable)  make or permit  any  modification,  waiver,  or  amendment  of any term of any
Mortgage  Loan that would both  (i) effect  an exchange or  reissuance of such Mortgage Loan under  Section 1001  of the Code (or  final,  temporary  or  proposed  Treasury  regulations promulgated  thereunder) (other than in connection with a proposed  conveyance or assumption of such  Mortgage  Loan that is  treated  as a  Principal  Prepayment  in Full  pursuant  to
Section 3.13(d)  hereof) and (ii) cause any REMIC  formed  hereunder to fail to qualify as a
REMIC  under  the  Code  or the  imposition  of  any  tax on  "prohibited  transactions"  or
"contributions" after the startup date under the REMIC Provisions.

(c)   In  connection  with  servicing  and  administering  the  Mortgage  Loans,  the Master
Servicer  and any  Affiliate  of the  Master  Servicer  (i)  may  perform  services  such as appraisals  and  brokerage  services  that are  customarily  provided by Persons  other than servicers of mortgage loans,  and shall be entitled to reasonable  compensation  therefor in accordance  with  Section 3.10  and (ii)  may,  at its own  discretion  and on behalf of the
Trustee, obtain credit information in the form of a "credit score" from a Credit Repository.

(d)   All costs incurred by the Master  Servicer or by  Subservicers in effecting the timely payment of taxes and assessments on the properties  subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders,  be added to the amount owing under the related  Mortgage Loans,  notwithstanding  that the terms of such
Mortgage  Loan so permit,  and such costs shall be  recoverable  to the extent  permitted by
Section 3.10(a)(ii).

(e)   The Master  Servicer  may enter into one or more  agreements  in  connection  with the
offering  of  pass-through   certificates  evidencing  interests  in  one  or  more  of  the
Certificates  providing  for the payment by the Master  Servicer of amounts  received by the
Master  Servicer  as  servicing   compensation  hereunder  and  required  to  cover  certain
Prepayment  Interest  Shortfalls  on the  Mortgage  Loans,  which  payment  obligation  will thereafter be an obligation of the Master Servicer hereunder.

(f)   The  relationship of the Master Servicer (and of any successor to the Master Servicer)
to the  Depositor  under  this  Agreement  is  intended  by the  parties  to be  that  of an independent contractor and not that of a joint venturer, partner or agent.

(g)   The  Master  Servicer  shall  comply  with the terms of  Section 9  of the  Assignment
Agreement.

Section 3.02    Subservicing  Agreements  Between  Master  Servicer  and  Subservicers;
                  Enforcement of Subservicers' Obligations.

(a)   The Master  Servicer may continue in effect  Subservicing  Agreements  entered into by
Residential  Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new  Subservicing  Agreements  with  Subservicers,  for the servicing and administration  of all or some of the Mortgage Loans.  Each Subservicer  shall be either (i)
an  institution  the accounts of which are insured by the FDIC or (ii)  another  entity that engages in the business of  originating  or  servicing  mortgage  loans,  and in either case shall be  authorized  to  transact  business  in the state or  states  in which the  related
Mortgaged  Properties  it is to  service  are  situated,  if and to the extent  required  by applicable law to enable the Subservicer to perform its obligations  hereunder and under the
Subservicing  Agreement,  and in either  case  shall be a  Freddie  Mac,  Fannie  Mae or HUD approved  mortgage  servicer.  Each  Subservicer  of a Mortgage  Loan shall be  entitled  to receive and retain, as provided in the related  Subservicing  Agreement and in Section 3.07, the related  Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts  required  to be  remitted to the Master  Servicer in respect of such
Mortgage  Loan.  For any Mortgage Loan that is a  Nonsubserviced  Mortgage  Loan, the Master
Servicer  shall be entitled to receive and retain an amount  equal to the  Subservicing  Fee from  payments  of  interest.  Unless the context  otherwise  requires,  references  in this
Agreement to actions  taken or to be taken by the Master  Servicer in servicing the Mortgage
Loans  include  actions  taken or to be taken  by a  Subservicer  on  behalf  of the  Master
Servicer.  Each  Subservicing  Agreement  will be upon  such  terms  and  conditions  as are generally  required  by,  permitted  by or  consistent  with the  Program  Guide and are not inconsistent  with this  Agreement  and as the  Master  Servicer  and the  Subservicer  have agreed.  With the approval of the Master Servicer,  a Subservicer may delegate its servicing obligations to third-party  servicers,  but such Subservicer will remain obligated under the related  Subservicing  Agreement.  The  Master  Servicer  and a  Subservicer  may enter into amendments thereto or a different form of Subservicing  Agreement,  and the form referred to or included in the Program Guide is merely  provided for information and shall not be deemed to limit in any  respect  the  discretion  of the  Master  Servicer  to modify or enter into different Subservicing Agreements;  provided, however, that any such amendments or different forms shall be consistent  with and not violate the  provisions of either this  Agreement or the Program Guide in a manner which would  materially and adversely  affect the interests of the  Certificateholders.  The Program  Guide and any other  Subservicing  Agreement  entered into between the Master  Servicer  and any  Subservicer  shall  require the  Subservicer  to accurately and fully report its borrower credit files to each of the Credit  Repositories in a timely manner.

(b)   As part of its servicing activities  hereunder,  the Master Servicer,  for the benefit of the Trustee and the Certificateholders,  shall use its best reasonable efforts to enforce the obligations of each  Subservicer  under the related  Subservicing  Agreement and of each
Seller under the related Seller's  Agreement,  to the extent that the non-performance of any such  obligation  would have a material and adverse  effect on a Mortgage  Loan,  including, without  limitation,  the  obligation  to purchase a Mortgage  Loan on account of  defective documentation,  as described in Section 2.02,  or on account of a breach of a representation
or  warranty,   as  described  in  Section 2.04.   Such  enforcement,   including,   without
limitation,  the legal  prosecution  of claims,  termination of  Subservicing  Agreements or
Seller's Agreements,  as appropriate,  and the pursuit of other appropriate remedies,  shall be in such form and  carried  out to such an extent and at such time as the Master  Servicer would  employ in its good  faith  business  judgment  and which are  normal and usual in its general  mortgage  servicing  activities.  The Master  Servicer  shall pay the costs of such enforcement  at its own expense,  and shall be  reimbursed  therefor only (i) from a general recovery  resulting from such enforcement to the extent,  if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific  recovery of costs,  expenses or  attorneys  fees  against the party  against  whom such  enforcement  is directed.  For purposes of  clarification  only, the parties agree that the foregoing is not intended to, and does not,  limit the ability of the Master  Servicer to be  reimbursed  for expenses that are incurred in connection with the enforcement of a Seller's  obligations and are reimbursable pursuant to Section 3.10(a)(vii).

Section 3.03    Successor Subservicers.

      The Master  Servicer  shall be entitled to terminate any  Subservicing  Agreement that may exist in accordance  with the terms and  conditions of such  Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided, however, that in the event of termination of any  Subservicing  Agreement by the Master Servicer or the  Subservicer,  the
Master  Servicer  shall either act as servicer of the related  Mortgage Loan or enter into a
Subservicing  Agreement with a successor Subservicer which will be bound by the terms of the related  Subservicing  Agreement.  If the Master  Servicer or any  Affiliate of  Residential
Funding  acts as  servicer,  it will  not  assume  liability  for  the  representations  and warranties  of the  Subservicer  which it  replaces.  If the Master  Servicer  enters into a
Subservicing  Agreement  with  a  successor  Subservicer,  the  Master  Servicer  shall  use
reasonable   efforts  to  have  the   successor   Subservicer   assume   liability  for  the
representations and warranties made by the terminated  Subservicer in respect of the related
Mortgage Loans and, in the event of any such  assumption by the successor  Subservicer,  the
Master  Servicer  may, in the  exercise of its  business  judgment,  release the  terminated
Subservicer from liability for such representations and warranties.

Section 3.04    Liability of the Master Servicer.

      Notwithstanding  any Subservicing  Agreement,  any of the provisions of this Agreement relating to  agreements or  arrangements  between the Master  Servicer or a  Subservicer  or reference to actions taken through a Subservicer  or otherwise,  the Master  Servicer  shall remain  obligated and liable to the Trustee,  and  Certificateholders  for the servicing and administering  of the Mortgage  Loans in  accordance  with the  provisions  of  Section 3.01 without  diminution  of  such  obligation  or  liability  by  virtue  of  such  Subservicing
Agreements or  arrangements  or by virtue of  indemnification  from the  Subservicer  or the
Depositor  and to the same extent and under the same terms and  conditions  as if the Master
Servicer alone were servicing and  administering  the Mortgage  Loans.  The Master  Servicer
shall  be  entitled  to  enter  into  any  agreement   with  a  Subservicer  or  Seller  for
indemnification  of the Master  Servicer and nothing  contained in this  Agreement  shall be deemed to limit or modify such indemnification.

Section 3.05    No Contractual Relationship Between Subservicer and Trustee or
                  Certificateholders.

      Any  Subservicing  Agreement  that may be entered into and any other  transactions  or services  relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the  Subservicer and the Master Servicer alone, and the Trustee and Certificateholders  shall not be deemed parties thereto and shall have no claims, rights,  obligations,  duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06.  The foregoing  provision shall not in any way  limit  a  Subservicer's  obligation  to cure an  omission  or  defect  or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

Section 3.06    Assumption or Termination of Subservicing Agreements by Trustee.

(a)   In the event  the  Master  Servicer  shall  for any  reason  no  longer be the  master servicer  (including  by reason of an Event of Default),  the Trustee,  as successor  Master
Servicer,  its  designee  or its  successor  shall  thereupon  assume  all of the rights and obligations  of the Master  Servicer  under each  Subservicing  Agreement that may have been entered into. The Trustee,  its designee or the successor  servicer for the Trustee shall be deemed to have assumed all of the Master  Servicer's  interest  therein and to have replaced the Master  Servicer as a party to the  Subservicing  Agreement to the same extent as if the
Subservicing  Agreement  had been  assigned  to the  assuming  party  except that the Master
Servicer  shall  not  thereby  be  relieved  of  any  liability  or  obligations  under  the
Subservicing Agreement.

(b)   The Master  Servicer  shall,  upon  request of the  Trustee  but at the expense of the
Master  Servicer,  deliver to the assuming party all documents and records  relating to each
Subservicing  Agreement  and the Mortgage  Loans then being  serviced and an  accounting  of amounts  collected  and held by it and  otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07    Collection  of Certain  Mortgage  Loan  Payments;  Deposits to  Custodial
                  Account.

(a)   The Master Servicer shall make  reasonable  efforts to collect all payments called for under the terms and  provisions  of the  Mortgage  Loans,  and  shall,  to the  extent  such procedures  shall be  consistent  with this  Agreement  and the terms and  provisions of any related Primary  Insurance Policy,  follow such collection  procedures as it would employ in its good faith  business  judgment  and which are normal and usual in its  general  mortgage servicing  activities.  Consistent with the foregoing,  the Master Servicer or a Subservicer may in its  discretion  (subject to the terms and  conditions of the  Assignment  Agreement)
(i) waive  any  late  payment  charge  or any  prepayment  charge  or  penalty  interest  in connection  with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance  with the Program Guide,  provided,  however,  that the
Master  Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially  adversely affect the lien of the related Mortgage.  Notwithstanding  anything in this Section to the contrary, the Master
Servicer or any Subservicer  shall not enforce any prepayment charge to the extent that such enforcement  would violate any  applicable  law. In the event of any such  arrangement,  the
Master  Servicer  shall  make  timely  advances  on the  related  Mortgage  Loan  during the scheduled period in accordance with the amortization  schedule of such Mortgage Loan without modification  thereof  by  reason of such  arrangements  unless  otherwise  agreed to by the
Holders of the Classes of Certificates  affected thereby;  provided,  however,  that no such extension shall be made if any advance would be a  Nonrecoverable  Advance.  Consistent with the terms of this Agreement,  the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict  compliance with any such term or in any manner grant  indulgence to any Mortgagor if in the Master  Servicer's  determination such waiver,  modification,  postponement  or  indulgence is not  materially  adverse to the interests of the  Certificateholders  (taking into account any estimated  Realized Loss that might  result  absent such  action),  provided,  however,  that the Master  Servicer may not modify  materially or permit any Subservicer to modify any Mortgage Loan,  including without limitation any modification that would change the Mortgage Rate,  forgive the payment of any principal or interest  (unless in connection  with the  liquidation of the related  Mortgage
Loan or except in connection with prepayments to the extent that such  reamortization is not inconsistent  with the terms of the  Mortgage  Loan),  capitalize  any amounts  owing on the
Mortgage  Loan by adding such amount to the  outstanding  principal  balance of the Mortgage
Loan, or extend the final maturity date of such Mortgage Loan,  unless such Mortgage Loan is in  default  or,  in the  judgment  of the  Master  Servicer,  such  default  is  reasonably foreseeable.  No such  modification  shall reduce the Mortgage Rate on a Mortgage Loan below the  greater of  (A) one-half  of the  Mortgage  Rate as in effect on the  Cut-off  Date and
(B) one-half  of the Mortgage  Rate as in effect on the date of such  modification,  but not less  than  the sum of the  Servicing  Fee  Rate  and  the  per  annum  rate  at  which  the
Subservicing  Fee  accrues.  The final  maturity  date for any  Mortgage  Loan  shall not be extended beyond the Maturity Date. Also, the aggregate  principal  balance of all Reportable
Modified  Mortgage  Loans  subject to Servicing  Modifications  (measured at the time of the
Servicing  Modification  and after giving  effect to any Servicing  Modification)  can be no more than five percent of the aggregate  principal  balance of the Mortgage  Loans as of the
Cut-off Date,  provided,  that such limit may be increased  from time to time if each Rating
Agency  provides  written  confirmation  that an  increase  in excess of that limit will not reduce the rating  assigned to any  Class of  Certificates  by such Rating  Agency below the lower of the  then-current  rating or the rating  assigned  to such  Certificates  as of the
Closing Date by such Rating Agency. In addition,  any amounts owing on a Mortgage Loan added to the outstanding  principal balance of such Mortgage Loan must be fully amortized over the term of such  Mortgage  Loan,  and such  amounts may be added to the  outstanding  principal balance of a  Mortgage  Loan only once  during the life of such  Mortgage  Loan.  Also,  the addition of such  amounts  described  in the  preceding  sentence  shall be  implemented  in accordance  with the Program Guide and may be  implemented  only by  Subservicers  that have been approved by the Master  Servicer for such purposes.  In connection with any Curtailment of a Mortgage Loan, the Master Servicer,  to the extent not  inconsistent  with the terms of the  Mortgage  Note  and  local  law  and  practice,  may  permit  the  Mortgage  Loan to be re-amortized  such that the  Monthly  Payment is  recalculated  as an amount that will fully amortize the remaining  principal balance thereof by the original maturity date based on the original  Mortgage Rate;  provided,  that such  reamortization  shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

(b)   The Master  Servicer  shall  establish  and maintain a Custodial  Account in which the
Master  Servicer  shall  deposit  or cause  to be  deposited  on a daily  basis,  except  as otherwise  specifically  provided herein, the following payments and collections remitted by
Subservicers  or received by it in respect of the Mortgage  Loans  subsequent to the Cut-off
Date  (other than in respect of Monthly  Payments  due before or in the month of the Cut-off
Date):

(i)   All  payments  on  account  of  principal,  including  Principal  Prepayments  made by
      Mortgagors  on the  Mortgage  Loans and the  principal  component  of any  Subservicer
      Advance or of any REO Proceeds  received in connection  with an REO Property for which an REO Disposition has occurred;

(ii)  All  payments on account of interest at the  Adjusted  Mortgage  Rate on the  Mortgage
      Loans,  including  the  interest  component of any  Subservicer  Advance or of any REO
      Proceeds  received in connection with an REO Property for which an REO Disposition has occurred;

(iii) Insurance  Proceeds,  Subsequent  Recoveries  and  Liquidation  Proceeds  (net  of any
      related expenses of the Subservicer);

(iv)  All proceeds of any Mortgage Loans purchased  pursuant to Section 2.02,  2.03, 2.04 or
      4.07  (including  amounts  received  from  Residential  Funding  pursuant  to the last paragraph  of  Section 4  of the  Assignment  Agreement  in respect of any  liability, penalty or expense that resulted from a breach of the  representation and warranty set forth in clause  (xlvii) of Section 4  of the  Assignment  Agreement)  and all amounts required  to  be  deposited  in  connection  with  the  substitution  of  a  Qualified
      Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and

(v)   Any amounts required to be deposited pursuant to  Section 3.07(c)  and any payments or collections received in the nature of prepayment charges.

The  foregoing  requirements  for deposit in the Custodial  Account  shall be exclusive,  it being  understood  and agreed  that,  without  limiting  the  generality  of the  foregoing, payments on the Mortgage  Loans which are not part of the Trust Fund  (consisting of Monthly
Payments  due  before  or in the month of the  Cut-off  Date) and  payments  or  collections consisting of late payment  charges or assumption  fees may but need not be deposited by the
Master  Servicer  in the  Custodial  Account.  In the event any  amount not  required  to be deposited in the  Custodial  Account is so  deposited,  the Master  Servicer may at any time withdraw  such amount from the  Custodial  Account,  any  provision  herein to the  contrary notwithstanding.  Amounts  received by the Master  Servicer in  connection  with  prepayment charges on the Mortgage  Loans shall be remitted by the Master  Servicer on the  Certificate
Account Deposit Date to the Trustee and shall be deposited by the Trustee,  upon the receipt thereof and written  direction  with respect  thereto,  into the  Certificate  Account.  The
Custodial  Account  may contain  funds that  belong to one or more trust  funds  created for mortgage  pass-through  certificates of other series and may contain other funds  respecting payments on mortgage loans  belonging to the Master  Servicer or serviced or master serviced by it on behalf of others.  Notwithstanding  such  commingling of funds, the Master Servicer shall keep records that  accurately  reflect the funds on deposit in the  Custodial  Account that have been identified by it as being  attributable  to the Mortgage Loans.  With respect to Insurance Proceeds,  Liquidation  Proceeds,  REO Proceeds,  Subsequent Recoveries and the
proceeds of the purchase of any Mortgage  Loan  pursuant to Sections  2.02,  2.03,  2.04 and
4.07 received in any calendar month,  the Master Servicer may elect to treat such amounts as included in the  Available  Distribution  Amount for the  Distribution  Date in the month of receipt,  but is not  obligated  to do so. If the Master  Servicer so elects,  such  amounts will be deemed to have been received (and any related  Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c)   The Master  Servicer shall use its best efforts to cause the  institution  maintaining the  Custodial  Account to invest the funds in the  Custodial  Account  attributable  to the
Mortgage Loans in Permitted  Investments  which shall mature not later than the  Certificate
Account Deposit Date next following the date of such  investment  (with the exception of the
Amount  Held for Future  Distribution)  and which  shall not be sold or disposed of prior to their  maturities.  All income and gain realized from any such  investment  shall be for the benefit of the Master Servicer as additional servicing  compensation and shall be subject to its withdrawal or order from time to time.  The amount of any losses  incurred in respect of any such  investments  attributable  to the investment of amounts in respect of the Mortgage
Loans shall be  deposited  in the  Custodial  Account by the Master  Servicer out of its own
funds immediately as realized.

(d)   The Master  Servicer shall give written notice to the Trustee and the Depositor of any change in the location of the Custodial Account and the location of the Certificate  Account prior to the use thereof.

(e)   Notwithstanding  Section  3.07(a),  the Master  Servicer  shall not waive (or permit a
Subservicer to waive) any prepayment  charge unless:  (i) the  enforceability  thereof shall have been limited by  bankruptcy,  insolvency,  moratorium,  receivership  and other similar laws relating to creditors' rights generally,  (ii) the enforcement  thereof is illegal,  or any local,  state or federal agency has threatened legal action if the prepayment penalty is enforced,  (iii) the  collectability  thereof shall have been limited due to acceleration in connection with a foreclosure or other  involuntary  payment or (iv) such waiver is standard and customary in servicing  similar  Mortgage Loans and relates to a default or a reasonably foreseeable default and would, in the reasonable  judgment of the Master Servicer,  maximize recovery of total proceeds taking into account the value of such  prepayment  charge and the related  Mortgage Loan. In no event will the Master  Servicer  waive a prepayment  charge in connection  with a  refinancing  of a  Mortgage  Loan that is not  related to a default or a reasonably  foreseeable  default.  If a prepayment  charge is waived,  but does not meet the standards  described above, then the Master Servicer is required to remit the amount of such waived  prepayment  charge to the Trustee at the time that the amount prepaid on the related
Mortgage  Loan is required to be  deposited  into the  Custodial  Account,  and upon receipt thereof and written  direction with respect  thereto,  the Trustee shall deposit such amount into the Certificate  Account.  Notwithstanding any other provisions of this Agreement,  any payments made by the Master Servicer in respect of any waived  prepayment  charges  pursuant to this  Section  shall be deemed to be paid  outside  of the Trust Fund and not part of any
REMIC.

Section 3.08    Subservicing Accounts; Servicing Accounts.

(a)   In those  cases  where a  Subservicer  is  servicing  a Mortgage  Loan  pursuant  to a
Subservicing  Agreement,  the Master Servicer shall cause the  Subservicer,  pursuant to the
Subservicing  Agreement,  to establish and maintain one or more Subservicing  Accounts which shall  be an  Eligible  Account  or,  if such  account  is not an  Eligible  Account,  shall generally  satisfy the requirements of the Program Guide and be otherwise  acceptable to the
Master  Servicer  and each  Rating  Agency.  The  Subservicer  will be  required  thereby to deposit  into the  Subservicing  Account on a daily basis all  proceeds  of  Mortgage  Loans received by the  Subservicer,  less its  Subservicing  Fees and  unreimbursed  advances  and expenses,  to the  extent  permitted  by the  Subservicing  Agreement.  If the  Subservicing
Account is not an Eligible  Account,  the Master  Servicer  shall be deemed to have received such monies upon receipt thereof by the Subservicer.  The Subservicer  shall not be required to  deposit  in the  Subservicing  Account  payments  or  collections  in the nature of late charges or assumption fees, or payments or collections  received in the nature of prepayment charges to the extent that the  Subservicer  is entitled to retain such amounts  pursuant to the  Subservicing  Agreement.  On or before the date specified in the Program Guide,  but in
no  event  later  than  the  Determination   Date,  the  Master  Servicer  shall  cause  the
Subservicer,  pursuant to the  Subservicing  Agreement,  to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing  Account with respect to each  Mortgage  Loan  serviced by such  Subservicer  that are required to be remitted to the
Master  Servicer.  The  Subservicer  will also be  required,  pursuant  to the  Subservicing
Agreement,  to advance on such scheduled  date of remittance  amounts equal to any scheduled monthly  installments of principal and interest less its  Subservicing  Fees on any Mortgage
Loans for which  payment was not received by the  Subservicer.  This  obligation  to advance with respect to each  Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged  Property is sold at a foreclosure sale or is  acquired  by the  Trust  Fund by deed in lieu of  foreclosure  or  otherwise.  All  such advances received by the Master Servicer shall be deposited  promptly by it in the Custodial
Account.

(b)   The  Subservicer  may also be required,  pursuant to the  Subservicing  Agreement,  to remit to the Master Servicer for deposit in the Custodial  Account  interest at the Adjusted
Mortgage  Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing
Fee accrues in the case of a Modified  Mortgage  Loan) on any  Curtailment  received by such
Subservicer in respect of a Mortgage Loan from the related  Mortgagor  during any month that is to be applied by the  Subservicer to reduce the unpaid  principal  balance of the related
Mortgage  Loan as of the  first  day of such  month,  from the date of  application  of such
Curtailment  to the first day of the  following  month.  Any amounts  paid by a  Subservicer pursuant  to the  preceding  sentence  shall be for the  benefit of the Master  Servicer  as additional servicing  compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c)   In addition to the Custodial Account and the Certificate  Account, the Master Servicer
shall  for  any  Nonsubserviced   Mortgage  Loan,  and  shall  cause  the  Subservicers  for
Subserviced  Mortgage Loans to,  establish and maintain one or more  Servicing  Accounts and
deposit  and  retain  therein  all  collections   from  the  Mortgagors  (or  advances  from
Subservicers)  for the payment of taxes,  assessments,  hazard insurance  premiums,  Primary
Insurance  Policy  premiums,  if  applicable,  or  comparable  items for the  account of the
Mortgagors.  Each  Servicing  Account  shall  satisfy the  requirements  for a  Subservicing
Account and, to the extent  permitted by the Program Guide or as is otherwise  acceptable to the Master  Servicer,  may also function as a Subservicing  Account.  Withdrawals of amounts related to the Mortgage Loans from the Servicing  Accounts may be made only to effect timely
payment  of  taxes,  assessments,   hazard  insurance  premiums,  Primary  Insurance  Policy
premiums,  if  applicable,  or  comparable  items,  to  reimburse  the  Master  Servicer  or
Subservicer  out of related  collections  for any payments  made  pursuant to Sections  3.11
(with  respect  to the  Primary  Insurance  Policy)  and  3.12(a)  (with  respect  to hazard insurance),  to refund to any  Mortgagors  any sums as may be determined to be overages,  to pay interest,  if required,  to Mortgagors on balances in the Servicing  Account or to clear and terminate the Servicing  Account at the termination of this Agreement in accordance with
Section 9.01 or in accordance with the Program Guide. As part of its servicing  duties,  the
Master Servicer shall, and the Subservicers will,  pursuant to the Subservicing  Agreements, be  required  to pay to the  Mortgagors  interest  on funds in this  account  to the  extent required by law.

(d)   The  Master  Servicer  shall  advance  the  payments  referred  to  in  the  preceding subsection  that are not timely paid by the  Mortgagors or advanced by the  Subservicers  on the date when the tax,  premium or other cost for which such payment is intended is due, but the Master  Servicer  shall be required so to advance only to the extent that such advances, in the good  faith  judgment  of the  Master  Servicer,  will be  recoverable  by the Master
Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09    Access to Certain  Documentation  and Information  Regarding the Mortgage
                  Loans.

      In  the  event  that  compliance  with  this  Section 3.09  shall  make  any  Class of
Certificates  legal for investment by federally insured savings and loan  associations,  the
Master Servicer shall provide,  or cause the  Subservicers to provide,  to the Trustee,  the
Office of Thrift  Supervision or the FDIC and the supervisory  agents and examiners  thereof access to the documentation  regarding the Mortgage Loans required by applicable regulations of the Office of Thrift  Supervision,  such access being  afforded  without  charge but only upon reasonable  request and during normal  business hours at the offices  designated by the
Master  Servicer.  The Master  Servicer shall permit such  representatives  to photocopy any such  documentation  and shall  provide  equipment  for that purpose at a charge  reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10    Permitted Withdrawals from the Custodial Account.

(a)   The Master Servicer may, from time to time as provided  herein,  make withdrawals from the  Custodial  Account of amounts on deposit  therein  pursuant  to  Section 3.07  that are attributable to the Mortgage Loans for the following purposes:

(i)   to make  deposits  into the  Certificate  Account  in the  amounts  and in the  manner provided for in Section 4.01;

(ii)  to reimburse itself or the related Subservicer for previously  unreimbursed  Advances,
      Servicing  Advances or other expenses made pursuant to Sections 3.01,  3.07(a),  3.08,
      3.11, 3.12(a),  3.14 and 4.04 or otherwise  reimbursable pursuant to the terms of this
      Agreement,  such  withdrawal  right being  limited to amounts  received on the related
      Mortgage  Loans  (including,  for this  purpose,  REO  Proceeds,  Insurance  Proceeds,
      Liquidation  Proceeds and proceeds  from the purchase of a Mortgage  Loan  pursuant to
      Section 2.02,  2.03,  2.04 or 4.07) which  represent (A) Late  Collections  of Monthly
      Payments  for which any such advance was made in the case of  Subservicer  Advances or
      Advances  pursuant to Section 4.04 and  (B) recoveries  of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii) to pay to  itself or the  related  Subservicer  (if not  previously  retained  by such
      Subservicer)  out of each  payment  received  by the  Master  Servicer  on  account of interest  on a Mortgage  Loan as  contemplated  by Sections  3.14 and 3.16,  an amount equal to that remaining  portion of any such payment as to interest (but not in excess of the Servicing Fee and the  Subservicing  Fee, if not  previously  retained)  which, when deducted,  will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage  Rate (or Modified Net Mortgage Rate in the
      case  of a  Modified  Mortgage  Loan)  on the  amount  specified  in the  amortization schedule  of the  related  Mortgage  Loan  as the  principal  balance  thereof  at the beginning of the period  respecting  which such  interest was paid after giving effect to any previous Curtailments;

(iv)  to pay to itself as  additional  servicing  compensation  any  interest or  investment income  earned on funds and other  property  deposited in or credited to the Custodial
      Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)   to pay to itself as additional  servicing  compensation any Foreclosure  Profits,  and any amounts  remitted by Subservicers as interest in respect of Curtailments  pursuant to Section 3.08(b);

(vi)  to pay to itself, a Subservicer,  a Seller,  Residential Funding, the Depositor or any
      other  appropriate  Person,  as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise  transferred pursuant to  Section 2.02,  2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not  required  to be  distributed  to  Certificateholders  as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to  reimburse  itself or the related  Subservicer  for any  Nonrecoverable  Advance or
      Advances in the manner and to the extent  provided in  subsection  (c) below,  and any
      Advance or Servicing  Advance made in connection with a modified Mortgage Loan that is in  default  or,  in the  judgment  of the  Master  Servicer,  default  is  reasonably foreseeable  pursuant to  Section 3.07(a),  to the extent the amount of the Advance or
      Servicing  Advance was added to the Stated Principal Balance of the Mortgage Loan in a
      prior calendar month;

(viii)      to reimburse  itself or the Depositor for expenses  incurred by and reimbursable to it or the Depositor pursuant to Section 3.01(a),  3.11, 3.13, 3.14(c),  6.03, 10.01
      or  otherwise,  or in  connection  with  enforcing  any  repurchase,  substitution  or indemnification  obligation of any Seller (other than the Depositor or an Affiliate of the Depositor) pursuant to the related Seller's Agreement;

(ix)  to reimburse  itself for amounts  expended by it (a) pursuant to  Section 3.14 in good faith in connection  with the restoration of property  damaged by an Uninsured  Cause, and (b) in  connection  with the  liquidation  of a Mortgage Loan or disposition of an
      REO Property to the extent not otherwise  reimbursed pursuant to clause (ii) or (viii)
      above; and

(x)   to withdraw any amount deposited in the Custodial  Account that was not required to be deposited therein pursuant to Section 3.07,  including any payoff fees or penalties or any other  additional  amounts payable to the Master Servicer or Subservicer  pursuant to the terms of the Mortgage Note.

(b)   Since, in connection with withdrawals  pursuant to clauses (ii),  (iii), (v) and (vi), the Master Servicer's  entitlement  thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate  accounting, on a Mortgage Loan by Mortgage  Loan basis,  for the purpose of  justifying  any  withdrawal from the Custodial Account pursuant to such clauses.

(c)   The Master Servicer shall be entitled to reimburse  itself or the related  Subservicer for any advance made in respect of a Mortgage  Loan that the Master  Servicer  determines to be a Nonrecoverable  Advance by withdrawal from the Custodial  Account of amounts on deposit therein  attributable  to  the  Mortgage  Loans  on any  Certificate  Account  Deposit  Date
succeeding  the date of such  determination.  Such  right of  reimbursement  in respect of a
Nonrecoverable  Advance  relating to an Advance made  pursuant to  Section 4.04  on any such
Certificate  Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to  Certificateholders  (and not theretofore  reimbursed to the
Master Servicer or the related Subservicer).

Section 3.11    Maintenance of Primary Insurance Coverage.

(a)   The Master  Servicer  shall not take, or permit any  Subservicer  to take,  any action which would result in noncoverage under any applicable  Primary Insurance Policy of any loss which,  but for the actions of the Master Servicer or  Subservicer,  would have been covered thereunder.  To the extent  coverage is available,  the Master  Servicer shall keep or cause to be kept in full force and effect each such Primary  Insurance  Policy until the principal balance of the related  Mortgage  Loan secured by a Mortgaged  Property is reduced to 80% or less of the  Appraised  Value at  origination  in the case of such a Mortgage  Loan having a
Loan-to-Value  Ratio at origination in excess of 80%,  provided that such Primary  Insurance
Policy was in place as of the Cut-off  Date and the Master  Servicer  had  knowledge of such
Primary Insurance  Policy.  The Master Servicer shall not cancel or refuse to renew any such
Primary  Insurance Policy  applicable to a  Nonsubserviced  Mortgage Loan, or consent to any
Subservicer  canceling or refusing to renew any such Primary  Insurance Policy applicable to a Mortgage Loan  subserviced by it, that is in effect at the date of the initial issuance of the  Certificates  and is  required  to be kept in force  hereunder  unless the  replacement
Primary  Insurance  Policy for such canceled or  non-renewed  policy is  maintained  with an insurer  whose  claims-paying  ability is  acceptable  to each  Rating  Agency for  mortgage pass-through  certificates  having  a  rating  equal  to or  better  than  the  lower of the then-current  rating or the rating  assigned to the  Certificates  as of the Closing Date by such Rating Agency.

(b)   In  connection  with its  activities  as  administrator  and  servicer of the Mortgage
Loans,  the  Master  Servicer  agrees to  present  or to cause the  related  Subservicer  to present,  on behalf of the  Master  Servicer,  the  Subservicer,  if any,  the  Trustee  and
Certificateholders,  claims to the insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies,  and, in this regard,  to take or cause to be taken such reasonable  action as shall be necessary to permit recovery under any Primary Insurance
Policies  respecting  defaulted  Mortgage  Loans.  Pursuant to  Section 3.07,  any Insurance
Proceeds  collected  by or  remitted  to the Master  Servicer  under any  Primary  Insurance
Policies  shall be deposited in the Custodial  Account,  subject to  withdrawal  pursuant to
Section 3.10.

Section 3.12    Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a)   The  Master  Servicer  shall  cause to be  maintained  for  each  Mortgage  Loan  fire insurance with extended  coverage in an amount which is equal to the lesser of the principal balance  owing on such Mortgage Loan  (together  with the principal  balance of any mortgage loan secured by a lien that is senior to the Mortgage  Loan) or 100% of the insurable  value of the improvements;  provided, however, that such coverage may not be less than the minimum amount required to fully  compensate for any loss or damage on a replacement  cost basis. To the extent it may do so without  breaching the related  Subservicing  Agreement,  the Master
Servicer shall replace any Subservicer that does not cause such insurance,  to the extent it is available,  to be  maintained.  The Master  Servicer shall also cause to be maintained on property  acquired upon foreclosure,  or deed in lieu of foreclosure,  of any Mortgage Loan, fire  insurance  with  extended  coverage in an amount which is at least equal to the amount necessary  to avoid the  application  of any  co-insurance  clause  contained in the related hazard  insurance  policy.  Pursuant to  Section 3.07,  any amounts  collected by the Master
Servicer  under any such policies  (other than amounts to be applied to the  restoration  or repair of the related  Mortgaged  Property or property thus acquired or amounts  released to the Mortgagor in accordance with the Master  Servicer's  normal servicing  procedures) shall be deposited in the Custodial Account,  subject to withdrawal pursuant to Section 3.10.  Any cost incurred by the Master  Servicer in maintaining  any such insurance  shall not, for the purpose of calculating monthly distributions to  Certificateholders,  be added to the amount owing  under the  Mortgage  Loan,  notwithstanding  that the terms of the  Mortgage  Loan so permit.  Such  costs  shall be  recoverable  by the  Master  Servicer  out of  related  late payments by the  Mortgagor or out of  Insurance  Proceeds  and  Liquidation  Proceeds to the
extent  permitted by  Section 3.10.  It is understood and agreed that no earthquake or other additional  insurance is to be required of any Mortgagor or maintained on property  acquired in respect of a Mortgage Loan other than pursuant to such  applicable  laws and  regulations as shall at any time be in force and as shall require such  additional  insurance.  Whenever the  improvements  securing a Mortgage Loan are located at the time of  origination  of such
Mortgage  Loan in a federally  designated  special  flood hazard area,  the Master  Servicer shall cause flood insurance (to the extent  available) to be maintained in respect  thereof.
Such flood  insurance  shall be in an amount equal to the lesser of (i) the amount  required to compensate for any loss or damage to the Mortgaged  Property on a replacement  cost basis and (ii) the maximum amount of such insurance  available for the related Mortgaged  Property under the national flood insurance  program  (assuming that the area in which such Mortgaged
Property is located is participating in such program).

      In the event that the  Master  Servicer  shall  obtain  and  maintain  a blanket  fire insurance  policy  with  extended  coverage  insuring  against  hazard  losses on all of the
Mortgage  Loans,  it shall  conclusively  be deemed to have satisfied its obligations as set forth in the first  sentence of this  Section 3.12(a),  it being  understood and agreed that such policy may contain a deductible  clause,  in which case the Master  Servicer  shall, in the event that there  shall not have been  maintained  on the related  Mortgaged  Property a policy complying with the first sentence of this  Section 3.12(a)  and there shall have been a loss which would have been covered by such policy,  deposit in the Certificate Account the amount not otherwise  payable under the blanket  policy because of such  deductible  clause.
Any such deposit by the Master  Servicer shall be made on the  Certificate  Account  Deposit
Date next preceding the  Distribution  Date which occurs in the month following the month in which  payments  under any such policy would have been  deposited in the Custodial  Account.
In connection with its activities as  administrator  and servicer of the Mortgage Loans, the
Master Servicer agrees to present, on behalf of itself, the Trustee and  Certificateholders, claims under any such blanket policy.

(b)   The Master  Servicer  shall  obtain and  maintain  at its own expense and keep in full force and  effect  throughout  the term of this  Agreement  a blanket  fidelity  bond and an errors and omissions  insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master  Servicer in connection with its activities under this  Agreement.  The amount of coverage  shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac,  whichever  is greater,  with respect to the
Master Servicer if the Master Servicer were servicing and  administering  the Mortgage Loans for  Fannie Mae or Freddie  Mac.  In the event that any such bond or policy  ceases to be in effect,  the Master  Servicer shall obtain a comparable  replacement  bond or policy from an issuer or  insurer,  as the case may be,  meeting the  requirements,  if any, of the Program
Guide and  acceptable to the  Depositor.  Coverage of the Master  Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage  required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13    Enforcement  of  Due-on-Sale   Clauses;   Assumption  and   Modification
                  Agreements; Certain Assignments.

(a)   When any  Mortgaged  Property  is conveyed by the  Mortgagor,  the Master  Servicer or
Subservicer,  to the  extent  it  has  knowledge  of  such  conveyance,  shall  enforce  any due-on-sale  clause  contained in any Mortgage  Note or  Mortgage,  to the extent  permitted under  applicable  law and  governmental  regulations,  but  only to the  extent  that  such enforcement  will not adversely affect or jeopardize  coverage under any Required  Insurance
Policy.  Notwithstanding  the foregoing:  (i) the Master  Servicer shall not be deemed to be in default  under this  Section 3.13(a)  by reason of any transfer or  assumption  which the
Master  Servicer  is  restricted  by law from  preventing;  and (ii) if the Master  Servicer determines  that it is reasonably  likely that any Mortgagor will bring, or if any Mortgagor does bring,  legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause  contained  in any  Mortgage  Note or  Mortgage,  the  Master  Servicer  shall not be required to enforce the due-on-sale clause or to contest such action.

(b)   Subject  to the  Master  Servicer's  or  related  Subservicer's  duty to  enforce  any due-on-sale  clause  to the  extent  set  forth in  Section 3.13(a),  in any case in which a
Mortgaged  Property  is to be  conveyed  to a Person by a  Mortgagor,  and such Person is to enter into an  assumption  or  modification  agreement or supplement to the Mortgage Note or
Mortgage which requires the signature of the Trustee,  or if an instrument of release signed by the Trustee is required  releasing the Mortgagor from liability on the Mortgage Loan, the
Master Servicer is authorized,  subject to the  requirements of the sentence next following, to execute and deliver, on behalf of the Trustee,  the assumption  agreement with the Person to whom the  Mortgaged  Property  is to be  conveyed  and  such  modification  agreement  or supplement  to the  Mortgage  Note or Mortgage or other  instruments  as are  reasonable  or necessary  to carry out the terms of the  Mortgage  Note or Mortgage or  otherwise to comply with any applicable laws regarding  assumptions or the transfer of the Mortgaged Property to such Person; provided,  however, none of such terms and requirements shall both constitute a
"significant  modification"  effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations  promulgated  thereunder) and cause  any  REMIC created  hereunder  to fail to  qualify  as a REMIC  under the Code or the imposition of any tax on  "prohibited  transactions"  or  "contributions"  after the Startup
Date  under the REMIC  Provisions.  The Master  Servicer  shall  execute  and  deliver  such documents only if it reasonably  determines that (i) its execution and delivery thereof will not conflict  with or violate any terms of this  Agreement  or cause the unpaid  balance and interest on the Mortgage  Loan to be  uncollectible  in whole or in part,  (ii) any required consents of insurers  under any Required  Insurance  Policies  have been  obtained and (iii)
subsequent to the closing of the  transaction  involving the  assumption or transfer (A) the
Mortgage Loan will continue to be secured by a first  mortgage lien (or, with respect to any junior  lien,  a junior  lien of the same  priority  in  relation to any senior lien on such
Mortgage  Loan)  pursuant  to the  terms  of the  Mortgage,  (B) such  transaction  will not adversely affect the coverage under any Required Insurance  Policies,  (C) the Mortgage Loan
will fully  amortize over the remaining  term thereof,  (D) no material term of the Mortgage
Loan  (including  the interest rate on the Mortgage  Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the  seller/transferor  of the Mortgaged Property is to be  released  from  liability  on  the  Mortgage  Loan,  the  buyer/transferee  of the
Mortgaged  Property  would be  qualified  to assume the  Mortgage  Loan  based on  generally comparable  credit  quality and such  release  will not (based on the Master  Servicer's  or related  Subservicer's good faith determination)  adversely affect the collectability of the
Mortgage  Loan.  Upon  receipt  of  appropriate  instructions  from the Master  Servicer  in accordance with the foregoing,  the Trustee shall execute any necessary instruments for such assumption  or  substitution  of  liability  as  directed by the Master  Servicer.  Upon the closing of the transactions  contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement,  the release (if any), or the  modification or supplement to the Mortgage Note or Mortgage to be deposited with the
Mortgage  File for such  Mortgage  Loan.  Any fee  collected by the Master  Servicer or such related  Subservicer for entering into an assumption or substitution of liability  agreement will be retained by the Master Servicer or such related Subservicer as additional  servicing compensation.

(c)   The Master Servicer or the related Subservicer,  as the case may be, shall be entitled to  approve a request  from a  Mortgagor  for a partial  release  of the  related  Mortgaged
Property,  the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged  Property or other similar matters if it has determined, exercising  its good faith  business  judgment in the same manner as it would if it were the owner of the  related  Mortgage  Loan,  that  the  security  for,  and the  timely  and full collectability  of, such Mortgage Loan would not be adversely  affected thereby and that any
REMIC created  hereunder  would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited  transactions"
or  "contributions"  after the Startup Date would be imposed on any REMIC created  hereunder as a result  thereof.  Any fee collected by the Master  Servicer or the related  Subservicer for processing  such a request will be retained by the Master  Servicer or such  Subservicer as additional servicing compensation.

(d)   Subject to any other  applicable  terms and conditions of this Agreement,  the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction  with respect to any  Mortgage  Loan,  provided the obligee  with  respect to such  Mortgage  Loan following such proposed  assignment  provides the Trustee and Master Servicer with a "Lender
Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M,  in form  and  substance  satisfactory  to  the  Trustee  and  Master  Servicer,  providing  the following:  (i) that the  Mortgage  Loan is  secured  by  Mortgaged  Property  located  in a jurisdiction  in which an  assignment in lieu of  satisfaction  is required to preserve lien priority,  minimize  or  avoid  mortgage  recording  taxes  or  otherwise  comply  with,  or facilitate a refinancing  under, the laws of such  jurisdiction;  (ii) that the substance of the  assignment  is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction  under, such local laws; (iii) that the Mortgage Loan following the proposed  assignment will have a rate of  interest  more  than  the  greater  of (A) 3% and  (B)  5% of the  annual  yield  of the unmodified  Mortgage  Loan,  below or above the rate of interest on such Mortgage Loan prior to such  proposed  assignment;  and (iv)  that  such  assignment  is at the  request  of the borrower  under the  related  Mortgage  Loan.  Upon  approval  of an  assignment  in lieu of satisfaction  with respect to any Mortgage Loan,  the Master  Servicer shall receive cash in an amount equal to the unpaid  principal  balance of and accrued  interest on such  Mortgage
Loan,  and the Master  Servicer  shall treat such amount as a Principal  Prepayment  in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14    Realization Upon Defaulted Mortgage Loans.

(a)   The Master  Servicer shall foreclose upon or otherwise  comparably  convert (which may include an REO Acquisition) the ownership of properties  securing such of the Mortgage Loans as come into and  continue in default and as to which no  satisfactory  arrangements  can be made for collection of delinquent  payments  pursuant to  Section 3.07.  Alternatively,  the
Master  Servicer may take other actions in respect of a defaulted  Mortgage Loan,  which may include (i)  accepting a short sale (a payoff of the  Mortgage  Loan for an amount less than the total amount  contractually owed in order to facilitate a sale of the Mortgaged Property by the  Mortgagor) or permitting a short  refinancing  (a payoff of the Mortgage Loan for an amount less than the total  amount  contractually  owed in order to  facilitate  refinancing transactions  by the  Mortgagor  not  involving  a sale  of the  Mortgaged  Property),  (ii)
arranging  for a repayment  plan or (iii)  agreeing to a  modification  in  accordance  with
Section 3.07.  In  connection  with such  foreclosure  or other  conversion  or action,  the
Master Servicer shall,  consistent with  Section 3.11,  follow such practices and procedures as it shall  deem  necessary  or  advisable,  as shall be normal  and  usual in its  general mortgage  servicing  activities  and as shall be required or permitted by the Program Guide;
provided  that the  Master  Servicer  shall not be liable in any  respect  hereunder  if the
Master  Servicer is acting in connection  with any such  foreclosure or other  conversion or action in a manner that is  consistent  with the  provisions of this  Agreement.  The Master
Servicer,  however,  shall  not  be  required  to  expend  its  own  funds  or  incur  other reimbursable charges in connection with any foreclosure,  or attempted  foreclosure which is not completed,  or towards the correction of any default on a related senior  mortgage loan, or  towards  the  restoration  of any  property  unless  it shall  determine  (i) that  such restoration  and/or  foreclosure  will increase the proceeds of  liquidation of the Mortgage
Loan to Holders of  Certificates  of one or more Classes after  reimbursement  to itself for such expenses or charges and (ii) that such expenses and charges will be  recoverable  to it through  Liquidation  Proceeds,  Insurance  Proceeds,  or REO Proceeds  (respecting which it shall have  priority for purposes of  withdrawals  from the  Custodial  Account  pursuant to
Section 3.10,  whether or not such  expenses  and  charges  are  actually  recoverable  from related Liquidation  Proceeds,  Insurance Proceeds or REO Proceeds).  In the event of such a determination by the Master Servicer pursuant to this  Section 3.14(a),  the Master Servicer shall be entitled to  reimbursement of its funds so expended  pursuant to  Section 3.10.  In addition,  the Master  Servicer may pursue any remedies  that may be available in connection with a breach of a  representation  and warranty  with respect to any such  Mortgage Loan in accordance  with Sections  2.03 and 2.04.  However,  the Master  Servicer is not required to continue to pursue both  foreclosure  (or similar  remedies)  with  respect to the  Mortgage
Loans and  remedies in  connection  with a breach of a  representation  and  warranty if the
Master Servicer determines in its reasonable  discretion that one such remedy is more likely to result in a greater  recovery as to the  Mortgage  Loan.  Upon the  occurrence  of a Cash
Liquidation  or REO  Disposition,  following  the  deposit in the  Custodial  Account of all
Insurance  Proceeds,  Liquidation  Proceeds and other payments and recoveries referred to in the definition of "Cash  Liquidation" or "REO  Disposition," as applicable,  upon receipt by the Trustee of written  notification  of such  deposit  signed by a Servicing  Officer,  the
Trustee or the  Custodian,  as the case may be,  shall  release to the Master  Servicer  the related  Custodial  File and the  Trustee  shall  execute and deliver  such  instruments  of transfer or assignment  prepared by the Master Servicer,  in each case without recourse,  as shall be necessary to vest in the Master  Servicer or its designee,  as the case may be, the related  Mortgage  Loan,  and  thereafter  such Mortgage Loan shall not be part of the Trust
Fund.  Notwithstanding  the  foregoing  or any other  provision  of this  Agreement,  in the
Master  Servicer's  sole  discretion  with  respect to any  defaulted  Mortgage  Loan or REO
Property  as  to  either  of  the  following  provisions,  (i) a  Cash  Liquidation  or  REO
Disposition  may be deemed to have  occurred if  substantially  all amounts  expected by the
Master  Servicer to be received in connection  with the related  defaulted  Mortgage Loan or
REO Property  have been  received,  and (ii) for purposes of  determining  the amount of any
Liquidation Proceeds,  Insurance Proceeds, REO Proceeds or other unscheduled  collections or the amount of any Realized Loss, the Master  Servicer may take into account  minimal amounts of  additional  receipts  expected to be received or any  estimated  additional  liquidation expenses expected to be incurred in connection with the related  defaulted  Mortgage Loan or
REO Property.

(b)   In the event that title to any Mortgaged  Property is acquired by the Trust Fund as an
REO Property by  foreclosure or by deed in lieu of  foreclosure,  the deed or certificate of sale  shall be issued to the  Trustee  or to its  nominee  on behalf of  Certificateholders.
Notwithstanding  any such  acquisition  of title and  cancellation  of the related  Mortgage
Loan, such REO Property shall (except as otherwise  expressly provided herein) be considered to be an  Outstanding  Mortgage  Loan  held in the  Trust  Fund  until  such time as the REO
Property  shall be sold.  Consistent  with the  foregoing  for purposes of all  calculations hereunder so long as such REO Property  shall be  considered to be an  Outstanding  Mortgage
Loan it shall be  assumed  that,  notwithstanding  that the  indebtedness  evidenced  by the related  Mortgage  Note shall  have been  discharged,  such  Mortgage  Note and the  related amortization  schedule in effect at the time of any such  acquisition of title (after giving effect to any  previous  Curtailments  and  before any  adjustment  thereto by reason of any bankruptcy  or similar  proceeding  or any  moratorium  or similar  waiver or grace  period)
remain in effect.

(c)   In the event that the Trust Fund  acquires  any REO Property as aforesaid or otherwise in connection with a default or imminent  default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as  practicable,  giving due  consideration  to the  interests of the  Certificateholders,  but in all cases,  within three full years after the taxable  year of its  acquisition  by the Trust Fund for purposes of  Section 860G(a)(8)  of the  Code (or  such  shorter  period  as may be  necessary  under applicable  state  (including  any state in which such  property is located) law to maintain the status of each REMIC created  hereunder as a REMIC under  applicable state law and avoid taxes  resulting  from such property  failing to be foreclosure  property  under  applicable state law) or, at the expense of the Trust Fund,  request,  more than 60 days before the day on which such grace period would otherwise  expire, an extension of such grace period unless the Master  Servicer  (subject  to  Section 10.01(f))  obtains for the Trustee an Opinion of
Counsel,  addressed to the Trustee and the Master  Servicer,  to the effect that the holding by the Trust Fund of such REO  Property  subsequent  to such  period  will not result in the imposition of taxes on "prohibited  transactions"  as defined in Section 860F of the Code or cause any REMIC  created  hereunder  to fail to  qualify  as a REMIC  (for  federal  (or any applicable  State or local)  income  tax  purposes)  at any time that any  Certificates  are outstanding,  in which case the Trust Fund may continue to hold such REO  Property  (subject to any  conditions  contained  in such  Opinion of Counsel).  The Master  Servicer  shall be entitled to be  reimbursed  from the Custodial  Account for any costs  incurred in obtaining such Opinion of Counsel,  as provided in Section 3.10.  Notwithstanding  any other provision of this  Agreement,  no REO Property  acquired by the Trust Fund shall be rented (or allowed to  continue  to be  rented) or  otherwise  used by or on behalf of the Trust Fund in such a manner or  pursuant  to any terms that would (i) cause such REO  Property to fail to qualify as  "foreclosure  property"  within the  meaning of  Section 860G(a)(8)  of the Code or (ii)
subject any REMIC created  hereunder to the  imposition  of any federal  income taxes on the
income  earned  from  such  REO   Property,   including  any  taxes  imposed  by  reason  of
Section 860G(c)  of the Code,  unless the Master  Servicer has agreed to indemnify  and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d)   The proceeds of any Cash  Liquidation,  REO  Disposition  or purchase or repurchase of any Mortgage Loan pursuant to the terms of this  Agreement,  as well as any recovery  (other than Subsequent  Recoveries) resulting from a collection of Liquidation Proceeds,  Insurance
Proceeds or REO Proceeds,  will be applied in the  following  order of priority:  first,  to
reimburse   the  Master   Servicer   or  the  related   Subservicer   in   accordance   with
Section 3.10(a)(ii);  second, to the  Certificateholders to the extent of accrued and unpaid interest on the Mortgage  Loan,  and any related REO Imputed  Interest,  at the Net Mortgage
Rate (or the Modified Net Mortgage  Rate in the case of a Modified  Mortgage  Loan),  to the
Due Date in the related Due Period prior to the Distribution  Date on which such amounts are to be  distributed;  third,  to the  Certificateholders  as a recovery of  principal  on the
Mortgage  Loan (or REO  Property);  fourth,  to all  Servicing  Fees and  Subservicing  Fees payable  therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies  with respect to such fees which  result from the  foregoing  allocation);  and fifth, to Foreclosure Profits.

(e)   In the event of a default on a Mortgage  Loan one or more of whose  obligors  is not a
United States Person,  in connection  with any  foreclosure or acquisition of a deed in lieu of  foreclosure  (together,  "foreclosure")  in respect of such  Mortgage  Loan,  the Master
Servicer     shall    cause     compliance     with    the     provisions     of    Treasury
Regulation Section 1.1445-2(d)(3)  (or any  successor  thereto)  necessary to assure that no withholding tax obligation  arises with respect to the proceeds of such  foreclosure  except to the extent,  if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15    Trustee to Cooperate; Release of Custodial Files.

(a)   Upon becoming  aware of the payment in full of any Mortgage  Loan, or upon the receipt by the Master  Servicer of a notification  that payment in full will be escrowed in a manner customary for such purposes,  the Master Servicer shall  immediately  notify the Trustee (if it holds the related  Custodial  File) or the  Custodian by a  certification  of a Servicing
Officer  (which  certification  shall  include a  statement  to the effect  that all amounts received  or to be  received  in  connection  with such  payment  which are  required  to be deposited  in the  Custodial  Account  pursuant  to  Section 3.07  have  been  or will be so deposited),  substantially  in the form attached  hereto as Exhibit G,  or, in the case of a
Custodian, an electronic request in a form acceptable to the Custodian,  requesting delivery to it of the Custodial File.  Upon receipt of such  certification  and request,  the Trustee shall promptly  release,  or cause the Custodian to release,  the related  Custodial File to the Master  Servicer.  The Master  Servicer  is  authorized  to execute  and  deliver to the
Mortgagor the request for  reconveyance,  deed of reconveyance or release or satisfaction of mortgage or such instrument  releasing the lien of the Mortgage,  together with the Mortgage
Note with,  as  appropriate,  written  evidence  of  cancellation  thereon  and to cause the removal  from the  registration  on the MERS(R)System of such  Mortgage  and to execute  and deliver,  on behalf of the Trustee and the  Certificateholders  or any of them,  any and all instruments of satisfaction  or  cancellation  or of partial or full release,  including any applicable  UCC  termination  statements.  No  expenses  incurred  in  connection  with  any instrument  of  satisfaction  or deed of  reconveyance  shall be chargeable to the Custodial
Account or the Certificate Account.

(b)   From time to time as is  appropriate  for the servicing or foreclosure of any Mortgage
Loan,  the Master  Servicer shall deliver to the  Custodian,  with a copy to the Trustee,  a certificate of a Servicing  Officer  substantially in the form attached as Exhibit G hereto, or,  in  the  case  of a  Custodian,  an  electronic  request  in a form  acceptable  to the
Custodian,  requesting  that  possession of all, or any document  constituting  part of, the
Custodial  File be released to the Master  Servicer and certifying as to the reason for such release  and that such  release  will not  invalidate  any  insurance  coverage  provided in respect of the  Mortgage  Loan under any  Required  Insurance  Policy.  Upon  receipt of the foregoing,  the Trustee shall deliver, or cause the Custodian to deliver, the Custodial File or any  document  therein  to the Master  Servicer.  The Master  Servicer  shall  cause each
Custodial  File or any document  therein so released to be returned to the  Trustee,  or the
Custodian as agent for the Trustee when the need  therefor by the Master  Servicer no longer exists,  unless (i) the  Mortgage  Loan has been  liquidated  and the  Liquidation  Proceeds relating to the  Mortgage  Loan have been  deposited  in the  Custodial  Account or (ii) the
Custodial File or such document has been  delivered  directly or through a Subservicer to an attorney,  or to a public trustee or other public  official as required by law, for purposes of initiating  or pursuing  legal action or other  proceedings  for the  foreclosure  of the
Mortgaged  Property  either  judicially  or  non-judicially,  and the  Master  Servicer  has delivered  directly or through a  Subservicer  to the Trustee a  certificate  of a Servicing
Officer  certifying as to the name and address of the Person to which such Custodial File or such document was delivered  and the purpose or purposes of such  delivery.  In the event of the  liquidation  of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon the Trustee's  receipt of notification  from the
Master Servicer of the deposit of the related Liquidation Proceeds in the Custodial Account.

(c)   The Trustee or the Master  Servicer on the Trustee's  behalf shall execute and deliver to the Master Servicer,  if necessary,  any court pleadings,  requests for trustee's sale or other  documents  necessary to the  foreclosure  or trustee's sale in respect of a Mortgaged
Property or to any legal  action  brought to obtain  judgment  against any  Mortgagor on the
Mortgage  Note or  Mortgage  or to obtain a  deficiency  judgment,  or to enforce  any other remedies or rights  provided by the Mortgage Note or Mortgage or otherwise  available at law or in equity.  Together with such  documents or pleadings  (if signed by the  Trustee),  the
Master  Servicer  shall  deliver  to  the  Trustee  a  certificate  of a  Servicing  Officer requesting  that such pleadings or documents be executed by the Trustee and certifying as to the reason such  documents or pleadings  are  required and that the  execution  and delivery thereof by the Trustee  shall not  invalidate  any  insurance  coverage  under any  Required
Insurance Policy or invalidate or otherwise affect the lien of the Mortgage,  except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16    Servicing and Other Compensation; Compensating Interest.

(a)   The Master Servicer, as compensation for its activities  hereunder,  shall be entitled to receive on each  Distribution  Date the amounts provided for by clauses (iii),  (iv), (v)
and  (vi) of  Section 3.10(a),  subject  to  clause  (e)  below.  The  amount  of  servicing
compensation   provided  for  in  such  clauses   shall  be  accounted  for  on  a  Mortgage
Loan-by-Mortgage  Loan basis. In the event that  Liquidation  Proceeds,  Insurance  Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to  Section 3.10(a)(ii)) in respect of a Cash  Liquidation or REO  Disposition  exceed the unpaid  principal  balance of such Mortgage Loan plus unpaid interest accrued thereon  (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage  Rate (or the Modified Net Mortgage  Rate
in the case of a Modified  Mortgage  Loan),  the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related  Subservicer,  any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b)   Additional  servicing  compensation  in the  form of  assumption  fees,  late  payment charges,  investment income on amounts in the Custodial  Account or the Certificate  Account
or  otherwise  shall be retained by the Master  Servicer  or the  Subservicer  to the extent provided  herein,  subject to clause (e) below.  Prepayment  charges shall be deposited into the Certificate  Account and shall be paid on each  Distribution  Date to the holders of the
Class SB Certificates.

(c)   The Master  Servicer  shall be  required  to pay,  or cause to be paid,  all  expenses incurred by it in connection with its servicing  activities  hereunder (including payment of premiums for the Primary  Insurance  Policies,  if any, to the extent such  premiums are not required to be paid by the related Mortgagors,  and the fees and expenses of the Trustee and the Custodian) and shall not be entitled to  reimbursement  therefor  except as specifically provided in Sections 3.10 and 3.14.

(d)   The Master Servicer's right to receive  servicing  compensation may not be transferred in whole or in part except in  connection  with the transfer of all of its  responsibilities and obligations of the Master Servicer under this Agreement.

(e)   Notwithstanding  clauses (a) and (b) above, the amount of servicing  compensation that the Master  Servicer  shall be  entitled  to receive for its  activities  hereunder  for the period ending on each  Distribution Date shall be reduced (but not below zero) by the amount of  Compensating  Interest  (if any) for such  Distribution  Date  used to cover  Prepayment
Interest  Shortfalls as provided in  Section 3.16(f)  below. Such reduction shall be applied during such period as follows:  first, to any Servicing Fee or Subservicing Fee to which the
Master Servicer is entitled pursuant to  Section 3.10(a)(iii);  and second, to any income or gain realized from any investment of funds held in the Custodial  Account or the Certificate
Account to which the Master  Servicer is entitled  pursuant to Sections  3.07(c) or 4.01(c), respectively.  In making such  reduction,  the Master  Servicer  shall not withdraw from the
Custodial  Account any such amount  representing  all or a portion of the  Servicing  Fee to which it is  entitled  pursuant  to  Section 3.10(a)(iii)  and shall not  withdraw  from the
Custodial  Account or Certificate  Account any such amount to which it is entitled  pursuant to Section 3.07(c) or 4.01(c).

(f)   With respect to any Distribution Date,  Prepayment Interest Shortfalls on the Mortgage
Loans will be covered first, by the Master Servicer,  but only to the extent such Prepayment
Interest Shortfalls do not exceed Eligible Master Servicing Compensation.

(g)   With  respect  to  any  Distribution  Date,   Compensating  Interest  derived  from  a
particular  Loan  Group  shall be used on such  Distribution  Date to cover  any  Prepayment
Interest  Shortfalls in such Loan Group and then to cover any Prepayment Interest Shortfalls on the other Loan Group in the same  manner and  priority  as Excess  Cash Flow would  cover such shortfalls pursuant to Section 4.02.

Section 3.17    Reports to the Trustee and the Depositor.

      Not later than  fifteen days  after it receives a written  request from the Trustee or the  Depositor,  the Master  Servicer  shall  forward to the  Trustee  and the  Depositor  a statement,  certified  by a Servicing  Officer,  setting  forth the status of the  Custodial
Account as of the close of business on such  Distribution Date as it relates to the Mortgage
Loans and showing,  for the period covered by such  statement,  the aggregate of deposits in or  withdrawals  from the  Custodial  Account  in  respect  of the  Mortgage  Loans for each category of deposit  specified in Section 3.07 and each category of withdrawal  specified in
Section 3.10.

Section 3.18    Annual Statement as to Compliance and Servicing Assessment.

      The Master  Servicer  shall  deliver to the Depositor and the Trustee on or before the earlier of (a) March  31 of each year or (b) with respect to any calendar  year during which the  Depositor's  annual report on Form 10-K is required to be filed in accordance  with the
Exchange Act and the rules and regulations of the  Commission,  the date on which the annual report on Form 10-K is  required to be filed in  accordance  with the  Exchange  Act and the rules and  regulations  of the  Commission,  (i) a  servicing  assessment  as  described  in
Section 4.03(f)(ii)  and (ii) a  servicer  compliance  statement,  signed  by an  authorized officer  of the  Master  Servicer,  as  described  in  Items  1122(a),  1122(b)  and 1123 of
Regulation AB, to the effect that:

(A)   A review of the Master  Servicer's  activities  during the reporting period and of its performance under this Agreement has been made under such officer's supervision.

(B)   To the best of such officer's  knowledge,  based on such review,  the Master  Servicer has  fulfilled  all of its  obligations  under this  Agreement  in all  material respects  throughout  the  reporting  period  or, if there has been a failure to fulfill  any such  obligation  in any  material  respect,  specifying  each such failure known to such officer and the nature and status thereof.

      The Master  Servicer  shall use  commercially  reasonable  efforts to obtain  from all other  parties  participating  in  the  servicing  function  any  additional  certifications required under Item 1123 of  Regulation AB to the extent required to be included in a Report on Form 10-K; provided,  however,  that a failure to obtain such certifications shall not be a breach of the Master  Servicer's  duties hereunder if any such party fails to deliver such a certification.

Section 3.19    Annual Independent Public Accountants' Servicing Report.

      On or before  the  earlier  of (a) March 31 of each  year or (b) with  respect  to any calendar  year during  which the  Depositor's  annual  report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and  regulations of the Commission, the date on which the annual report is required to be filed in accordance  with the Exchange
Act and the rules and  regulations  of the  Commission,  the Master  Servicer at its expense shall  cause a firm of  independent  public  accountants,  which  shall  be  members  of the
American  Institute of Certified  Public  Accountants,  to furnish to the  Depositor and the
Trustee the  attestation  required  under Item 1122(b) of  Regulation AB.  In rendering such statement,  such firm may rely, as to matters  relating to the direct  servicing of mortgage loans by Subservicers,  upon comparable statements for examinations conducted by independent public  accountants  substantially in accordance with standards  established by the American
Institute of Certified Public Accountants  (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20    Right of the Depositor in Respect of the Master Servicer.

      The Master  Servicer  shall  afford the  Depositor  and the Trustee,  upon  reasonable notice,  during  normal  business  hours  access to all  records  maintained  by the  Master
Servicer in respect of its rights and  obligations  hereunder  and access to officers of the
Master Servicer  responsible for such obligations.  Upon request,  the Master Servicer shall furnish the Depositor with its most recent financial  statements and such other  information as the Master Servicer possesses  regarding its business,  affairs,  property and condition, financial  or  otherwise.  The Master  Servicer  shall also  cooperate  with all  reasonable requests for information including,  but not limited to, notices, tapes and copies of files, regarding  itself,  the  Mortgage  Loans or the  Certificates  from any  Person  or  Persons identified  by  the  Depositor  or  Residential  Funding.  The  Depositor  may  enforce  the obligation of the Master Servicer  hereunder and may, but it is not obligated to, perform or cause a designee to perform,  any defaulted  obligation of the Master Servicer  hereunder or exercise the rights of the Master  Servicer  hereunder;  provided  that the Master  Servicer shall not be relieved of any of its obligations  hereunder by virtue of such  performance by the  Depositor  or its  designee.  Neither  the  Depositor  nor the  Trustee  shall have the responsibility  or  liability  for any action or failure to act by the Master  Servicer  and they are not  obligated to  supervise  the  performance  of the Master  Servicer  under this
Agreement or otherwise.

Section 3.21    [Reserved].
Section 3.22    Advance Facility.

(a)   The Master  Servicer is hereby  authorized to enter into a financing or other facility
(any such  arrangement,  an "Advance  Facility")  under which (1) the Master Servicer sells, assigns or pledges to another Person (an "Advancing  Person") the Master  Servicer's  rights under this Agreement to be reimbursed for any Advances or Servicing  Advances  and/or (2) an
Advancing Person agrees to fund some or all Advances and/or Servicing  Advances  required to be made by the Master  Servicer  pursuant to this  Agreement.  No consent of the  Depositor, the Trustee, the  Certificateholders  or any other party shall be required before the Master
Servicer may enter into an Advance  Facility.  Notwithstanding  the existence of any Advance
Facility under which an Advancing Person agrees to fund Advances and/or  Servicing  Advances on the Master  Servicer's  behalf,  the Master Servicer shall remain  obligated  pursuant to this Agreement to make Advances and Servicing  Advances  pursuant to and as required by this
Agreement.  If the Master  Servicer enters into an Advance  Facility,  and for so long as an
Advancing  Person  remains  entitled to receive  reimbursement  for any  Advances  including
Nonrecoverable   Advances  ("Advance   Reimbursement  Amounts")  and/or  Servicing  Advances
including  Nonrecoverable  Advances ("Servicing Advance Reimbursement  Amounts" and together with Advance  Reimbursement  Amounts,  "Reimbursement  Amounts") (in each case to the extent such type of  Reimbursement  Amount is  included in the Advance  Facility),  as  applicable, pursuant to this  Agreement,  then the Master  Servicer  shall  identify such  Reimbursement
Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii)  and (vii)
and remit such  Reimbursement  Amounts in accordance with this  Section 3.22 or otherwise in accordance  with the  documentation  establishing  the Advance  Facility  to such  Advancing
Person or to a trustee,  agent or custodian (an "Advance  Facility  Trustee")  designated by such Advancing  Person in an Advance  Facility Notice  described  below in  Section 3.22(b).
Notwithstanding  the  foregoing,  if so  required  pursuant  to the  terms  of  the  Advance
Facility,  the Master  Servicer  may direct,  and if so directed in writing,  the Trustee is hereby  authorized  to and shall  pay to the  Advance  Facility  Trustee  the  Reimbursement
Amounts  identified  pursuant  to  the  preceding   sentence.   An  Advancing  Person  whose
obligations  hereunder  are  limited to the funding of Advances  and/or  Servicing  Advances shall not be  required to meet the  qualifications  of a Master  Servicer  or a  Subservicer pursuant to  Section 3.02(a)  or 6.02(c)  hereof and shall not be deemed to be a Subservicer under this Agreement.  Notwithstanding  anything to the contrary  herein,  in no event shall
Advance  Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the
Available Distribution Amount or distributed to Certificateholders.

(b)   If the Master  Servicer  enters into an Advance  Facility  and makes the  election set forth in  Section 3.22(a),  the Master  Servicer  and the  related  Advancing  Person  shall deliver to the  Trustee a written  notice and  payment  instruction  (an  "Advance  Facility
Notice"),  providing  the Trustee with  written  payment  instructions  as to where to remit
Advance  Reimbursement  Amounts and/or Servicing Advance  Reimbursement Amounts (each to the extent  such type of  Reimbursement  Amount is  included  within the  Advance  Facility)  on subsequent  Distribution  Dates.  The  payment  instruction  shall  require  the  applicable
Reimbursement  Amounts to be distributed to the Advancing  Person or to an Advance  Facility
Trustee  designated in the Advance Facility  Notice.  An Advance Facility Notice may only be terminated by the joint written  direction of the Master Servicer and the related  Advancing
Person (and any related Advance Facility Trustee).

(c)   Reimbursement  Amounts shall consist  solely of amounts in respect of Advances  and/or
Servicing  Advances  made with respect to the Mortgage  Loans for which the Master  Servicer would be permitted to reimburse  itself in  accordance  with  Section 3.10(a)(ii)  and (vii)
hereof,  assuming  the  Master  Servicer  or the  Advancing  Person  had  made  the  related
Advance(s) and/or Servicing Advance(s).  Notwithstanding the foregoing,  except with respect to  reimbursement  of  Nonrecoverable  Advances  as set  forth  in  Section 3.10(c)  of this
Agreement,  no Person shall be entitled to  reimbursement  from funds held in the Collection
Account for future distribution to  Certificateholders  pursuant to this Agreement.  Neither the  Depositor  nor the  Trustee  shall  have  any duty or  liability  with  respect  to the calculation  of any  Reimbursement  Amount,  nor shall the Depositor or the Trustee have any responsibility  to track or monitor  the  administration  of the  Advance  Facility  and the
Depositor  shall not have any  responsibility  to track,  monitor or verify  the  payment of
Reimbursement  Amounts to the related  Advancing  Person or Advance  Facility  Trustee.  The
Master  Servicer  shall  maintain and provide to any  successor  master  servicer a detailed accounting on a loan-by-loan  basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing  Person.  The successor master servicer shall be entitled to rely on any such  information  provided by the Master  Servicer,  and the  successor  master servicer shall not be liable for any errors in such information.

(d)   Upon the direction of and at the expense of the Master  Servicer,  the Trustee  agrees to execute such acknowledgments,  certificates,  and other documents reasonably satisfactory to the Trustee  provided by the Master  Servicer and reasonably  satisfactory to the Trustee recognizing  the  interests  of any  Advancing  Person or Advance  Facility  Trustee in such
Reimbursement  Amounts  as the  Master  Servicer  may cause to be made  subject  to  Advance
Facilities  pursuant to this Section 3.22,  and such other documents in connection with such
Advance  Facility as may be reasonably  requested from time to time by any Advancing  Person or Advance Facility Trustee and reasonably satisfactory to the Trustee.

(e)   Reimbursement  Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding  unreimbursed  Advances or Servicing  Advances (as the case may be) made with respect to that Mortgage  Loan on a "first-in,  first out"  ("FIFO")  basis,  subject to the qualifications set forth below:

(i)   Any successor Master Servicer to Residential  Funding (a "Successor  Master Servicer")
      and the Advancing  Person or Advance  Facility  Trustee shall be required to apply all amounts  available in accordance with this  Section 3.22(e)  to the  reimbursement  of
      Advances and Servicing Advances in the manner provided for herein; provided,  however, that after the succession of a Successor Master  Servicer,  (A) to the extent that any
      Advances or  Servicing  Advances  with  respect to any  particular  Mortgage  Loan are reimbursed  from  payments or  recoveries,  if any,  from the related  Mortgagor,  and
      Liquidation  Proceeds or Insurance  Proceeds,  if any,  with respect to that  Mortgage
      Loan,  reimbursement shall be made, first, to the Advancing Person or Advance Facility
      Trustee in respect of Advances  and/or  Servicing  Advances  related to that  Mortgage
      Loan to the  extent  of the  interest  of the  Advancing  Person or  Advance  Facility
      Trustee in such Advances and/or Servicing  Advances,  second to the Master Servicer in respect of Advances and/or Servicing  Advances related to that Mortgage Loan in excess of those in which the  Advancing  Person or  Advance  Facility  Trustee  Person has an
      interest,  and  third,  to the  Successor  Master  Servicer  in  respect  of any other
      Advances and/or  Servicing  Advances  related to that Mortgage Loan, from such sources as and when collected,  and (B) reimbursements of Advances and Servicing Advances that are Nonrecoverable  Advances shall be made pro rata to the Advancing Person or Advance
      Facility  Trustee,  on the one hand, and any such Successor  Master  Servicer,  on the other  hand,  on  the  basis  of the  respective  aggregate  outstanding  unreimbursed
      Advances  and  Servicing  Advances  that  are  Nonrecoverable  Advances  owed  to  the
      Advancing  Person,  Advance  Facility  Trustee  or Master  Servicer  pursuant  to this
      Agreement,  on the one hand,  and any such  Successor  Master  Servicer,  on the other hand, and without regard to the date on which any such Advances or Servicing  Advances shall have been  made.  In the event  that,  as a result of the FIFO  allocation  made pursuant to this  Section 3.22(e),  some or all of a Reimbursement  Amount paid to the
      Advancing  Person or  Advance  Facility  Trustee  relates  to  Advances  or  Servicing
      Advances  that were made by a Person other than  Residential  Funding or the Advancing
      Person or Advance  Facility  Trustee,  then the Advancing  Person or Advance  Facility
      Trustee  shall be required to remit any  portion of such  Reimbursement  Amount to the
      Person entitled to such portion of such  Reimbursement  Amount.  Without  limiting the generality  of  the  foregoing,  Residential  Funding  shall  remain  entitled  to  be reimbursed by the Advancing  Person or Advance  Facility  Trustee for all Advances and
      Servicing   Advances  funded  by  Residential   Funding  to  the  extent  the  related
      Reimbursement  Amount(s)  have not been assigned or pledged to an Advancing  Person or
      Advance Facility Trustee.  The  documentation  establishing any Advance Facility shall require  Residential  Funding to provide to the  related  Advancing  Person or Advance
      Facility Trustee loan by loan information  with respect to each  Reimbursement  Amount distributed  to such  Advancing  Person or  Advance  Facility  Trustee on each date of remittance  thereof to such Advancing  Person or Advance Facility  Trustee,  to enable the Advancing  Person or Advance  Facility Trustee to make the FIFO allocation of each
      Reimbursement Amount with respect to each Mortgage Loan.

(ii)  By way of  illustration,  and not by way of limiting the  generality of the foregoing, if the Master Servicer  resigns or is terminated at a time when the Master Servicer is a party to an Advance  Facility,  and is replaced by a Successor Master Servicer,  and the Successor  Master  Servicer  directly  funds  Advances or Servicing  Advances with respect to a Mortgage  Loan and does not  assign or pledge the  related  Reimbursement
      Amounts  to the  related  Advancing  Person  or  Advance  Facility  Trustee,  then all payments and  recoveries  received from the related  Mortgagor or received in the form of  Liquidation  Proceeds  with respect to such  Mortgage  Loan  (including  Insurance
      Proceeds  collected in connection  with a liquidation  of such Mortgage  Loan) will be allocated first to the Advancing  Person or Advance Facility Trustee until the related
      Reimbursement  Amounts  attributable to such Mortgage Loan that are owed to the Master
      Servicer and the Advancing Person,  which were made prior to any Advances or Servicing
      Advances  made by the  Successor  Master  Servicer,  have been  reimbursed in full, at which  point the  Successor  Master  Servicer  shall be entitled to retain all related
      Reimbursement  Amounts  subsequently  collected  with  respect to that  Mortgage  Loan pursuant  to  Section 3.10  of this  Agreement.  To the extent  that the  Advances  or
      Servicing Advances are Nonrecoverable  Advances to be reimbursed on an aggregate basis pursuant to  Section 3.10  of this Agreement,  the  reimbursement  paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee,  on the one
      hand,  and the Successor  Master  Servicer,  on the other hand, as described in clause
      (i)(B) above.

(f)   The Master  Servicer  shall  remain  entitled to be  reimbursed  for all  Advances and
Servicing  Advances  funded by the Master  Servicer to the extent the  related  rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

(g)   Any amendment to this  Section 3.22  or to any other  provision of this Agreement that may be  necessary  or  appropriate  to effect the terms of an Advance  Facility as described generally  in this  Section 3.22,  including  amendments  to add  provisions  relating  to a successor master servicer,  may be entered into by the Trustee, the Depositor and the Master
Servicer without the consent of any  Certificateholder,  with written confirmation from each
Rating  Agency that the  amendment  will not result in the  reduction  of the ratings on any
Class of the  Certificates  below the lesser of the then current or original ratings on such
Certificates  and  delivery  of an Opinion of Counsel as  required  under  Section 11.01(c), notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

(h)   Any rights of set-off that the Trust Fund, the Trustee,  the Depositor,  any Successor
Master  Servicer or any other Person might  otherwise have against the Master Servicer under this  Agreement  shall not attach to any rights to be  reimbursed  for Advances or Servicing
Advances that have been sold,  transferred,  pledged,  conveyed or assigned to any Advancing
Person.

(i)   At any time when an  Advancing  Person  shall  have  ceased  funding  Advances  and/or
Servicing  Advances  (as the  case  may be) and the  Advancing  Person  or  related  Advance
Facility Trustee shall have received  Reimbursement  Amounts  sufficient in the aggregate to reimburse  all  Advances  and/or  Servicing  Advances  (as the  case  may be) the  right  to reimbursement for which were assigned to the Advancing  Person,  then upon the delivery of a written  notice signed by the Advancing  Person and the Master  Servicer or its successor or assign) to the Trustee  terminating  the Advance  Facility  Notice (the  "Notice of Facility
Termination"),  the Master Servicer or its Successor Master Servicer shall again be entitled to  withdraw  and  retain the  related  Reimbursement  Amounts  from the  Custodial  Account pursuant to Section 3.10.

(j)   After delivery of any Advance  Facility  Notice,  and until any such Advance  Facility
Notice has been terminated by a Notice of Facility  Termination,  this  Section 3.22 may not be amended or otherwise  modified without the prior written consent of the related Advancing
Person.

Section 3.23    Special Servicing.

(a)   Subject to the conditions  described in Section 3.23(b) below, the Holder of the Class
SB Certificates  may (but is not obligated to) appoint a special  servicer (each, a "Special
Servicer")  to service any Mortgage  Loan which is delinquent in payment by 120 days or more as of the related Special Servicing  Transfer Date;  provided,  however,  that the aggregate
Stated Principal  Balance of Mortgage Loans  transferred to a Special  Servicer  pursuant to this Section  shall not equal or exceed 10% of the Cut-off Date  Balance.  The Holder of the
Class SB  Certificates  shall give the Trustee and the Master Servicer not less than 40 days prior  written  notice of the date on which it  anticipates  the transfer of servicing  with respect  to any  Mortgage  Loan to a  Special  Servicer  to occur  (the  "Special  Servicing
Transfer  Date"),  specifying (i) the Mortgage  Loan(s) that it intends to transfer and (ii)
the related Special Servicer.

(b)   Any Special  Servicer  appointed  pursuant to Section 3.23(a) above shall (i) be rated in one of the two  highest  rating  categories  as a  special  servicer  by at least  two of
Standard  &  Poor's,  Moody's  and  Fitch  Ratings,  (ii)  satisfy  and  be  subject  to all requirements  and  obligations  of a  Subservicer  under this  Agreement,  including but not limited to,  servicing in  accordance  with the Program Guide and this  Agreement,  (iii) be approved by the Master Servicer (which  approval shall not be unreasonably  withheld),  (iv)
be capable of full compliance with  Regulation AB and (v) sign an  acknowledgement  agreeing to be bound by this Agreement.  In addition,  no Special Servicer may modify a Mortgage Loan without the prior written consent of the Master Servicer and such  modification  shall be in compliance with Section 3.07(a) hereof.

(c)   In  connection  with the transfer of the  servicing of any Mortgage  Loan to a Special
Servicer,  the Master  Servicer or  Subservicer  of such  Mortgage  Loan (the  "Transferring
Servicer") shall, at such Special Servicer's  expense,  deliver to such Special Servicer all documents and records relating to such Mortgage Loan and an accounting of amounts  collected or held by it and  otherwise  use its best  efforts  to effect  the  orderly  and  efficient transfer of the  servicing  of such  Mortgage  Loan to such Special  Servicer.  Such Special
Servicer  shall  thereupon  assume  all of the rights and  obligations  of the  Transferring
Servicer  hereunder  arising from and after the Special Servicing  Transfer Date,  including the right to receive  the related  Subservicing  Fee from  payments of interest  received on such Mortgage Loan (and shall have no rights or  entitlement  to  compensation  greater than that of the  Transferring  Servicer with respect to such Mortgage Loan) and the Transferring
Servicer  shall  have no  further  rights or  obligations  hereunder  with  respect  to such
Mortgage  Loan (except that the Master  Servicer  shall remain  obligated to master  service such  Mortgage  Loan pursuant to this  Agreement).  In  connection  with the transfer of the servicing of any Mortgage Loan to a Special  Servicer,  the Master  Servicer shall amend the
Mortgage Loan Schedule to reflect that such Mortgage  Loans are  subserviced by such Special
Servicer.

(d)   On any Special  Servicing  Transfer Date, the related Special Servicer shall reimburse the Transferring  Servicer for all unreimbursed  Advances,  Servicing Advances and Servicing
Fees,  as  applicable,  relating  to the  Mortgage  Loans for which the  servicing  is being transferred.  The related  Special  Servicer shall be entitled to be reimbursed  pursuant to
Section  3.10 or  otherwise  pursuant to this  Agreement  for all such  Advances,  Servicing
Advances and Servicing Fees, as applicable,  paid to the Transferring  Servicer  pursuant to this  Section  3.23.  In  addition,  in  the  event  that  the  Transferring  Servicer  is a
Subservicer,  the Holder of the Class SB Certificates or the related Special  Servicer shall pay any  termination  fees due to such  Transferring  Servicer  pursuant  to the  applicable
Subservicing Agreement.

(e)   Each  Special  Servicer  agrees to  indemnify  and hold the  Master  Servicer  and the
Transferring Servicer harmless from and against any and all losses, claims,  expenses, costs or liabilities  (including  attorneys fees and court costs)  incurred by the Master Servicer or Transferring  Servicer,  as applicable,  as a result of or in connection with the failure by such Special  Servicer to perform the  obligations  or  responsibilities  imposed upon or undertaken by such Special  Servicer under this Agreement from and after the related Special
Servicing  Transfer  Date.  The Master  Servicer  agrees to indemnify  and hold each Special
Servicer  harmless  from  and  against  any and  all  losses,  claims,  expenses,  costs  or liabilities  (including attorneys fees and court costs) incurred by such Special Servicer as a result of or in  connection  with the  failure  by the  Master  Servicer  to  perform  the obligations  or  responsibilities  imposed upon or undertaken by the Master  Servicer  under this Agreement.

ARTICLE IV

                               PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01    Certificate Account.

(a)   The Master  Servicer  acting as agent of the Trustee  shall  establish  and maintain a
Certificate  Account in which the Master  Servicer  shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each  Certificate  Account  Deposit Date by wire  transfer  of  immediately  available  funds an  amount  equal to the sum of (i) any
Advance for the  immediately  succeeding  Distribution  Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a),  (iii) any amount required to be deposited in the Certificate  Account  pursuant to  Section 3.16(e)  or  Section 4.07,
(iv) any  amount  required  to be paid  pursuant  to  Section 9.01,  and  (v) other  amounts constituting the Available Distribution Amount for the immediately  succeeding  Distribution
Date.

(b)   On or prior to the Business Day  immediately  following each  Determination  Date, the
Master  Servicer shall  determine any amounts owed by the Swap  Counterparty  under the Swap
Agreement  and inform the  Supplemental  Interest  Trust Trustee in writing of the amount so calculated.

(c)   The Trustee shall, upon written request from the Master Servicer,  invest or cause the institution  maintaining  the  Certificate  Account to invest  the funds in the  Certificate
Account in Permitted  Investments  designated  in the name of the Trustee for the benefit of the  Certificateholders,  which shall mature not later than the Business Day next  preceding the  Distribution  Date next following the date of such investment  (except that (i) if such
Permitted  Investment is an obligation of the  institution  that  maintains  such account or fund for which such  institution  serves as custodian,  then such  Permitted  Investment may mature  on such  Distribution  Date  and  (ii)  any  other  investment  may  mature  on such
Distribution  Date if the  Trustee  shall  advance  funds on such  Distribution  Date to the
Certificate  Account in the amount  payable on such  investment on such  Distribution  Date, pending receipt thereof to the extent necessary to make  distributions on the  Certificates)
and shall not be sold or disposed of prior to maturity.  All income and gain  realized  from any such investment  shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time.  The amount of any losses  incurred in respect of any such  investments  shall be deposited in the Certificate  Account by the Master Servicer out of its own funds immediately as realized.

Section 4.02......Distributions.

(a)   On each Distribution  Date, the Trustee (or the Paying Agent on behalf of the Trustee)
shall allocate and distribute the Available  Distribution  Amount,  if any, for such date to the  interests  issued in respect of REMIC I,  REMIC II, REMIC III and REMIC IV as specified in this Section.

(b)   (1)   On each Distribution  Date, the REMIC I  Distribution  Amount shall be deemed to be  distributed  by  REMIC I  to  REMIC  II on  account  of the  REMIC I  Regular  Interests represented  thereby in the  amounts  and with the  priorities  set forth in the  definition thereof.

            (2)   On each  Distribution  Date,  the  REMIC II  Distribution  Amount shall be deemed to be  distributed  by REMIC II to REMIC III on account of the  REMIC II  Regular
    Interests  represented  thereby in the amounts and with the  priorities set forth in the definition thereof.

            (3)   On each  Distribution  Date,  the REMIC III  Distribution  Amount shall be deemed to be  distributed  by REMIC III to REMIC IV on account of the REMIC III  Regular
    Interests  represented  thereby in the amounts and with the  priorities set forth in the definition thereof.

            (4)   On each  Distribution  Date,  the REMIC IV  Distribution  Amount  shall be deemed to have been distributed by REMIC IV to the  Certificateholders on account of the
    REMIC IV Regular  Interests  represented  thereby in the amounts and with the priorities set forth in the definition thereof.

            (5)   On each  Distribution  Date, the amount,  if any,  deemed  received by the
    Class SB  Certificates  in respect of REMIC IV Regular  Interest  IO and under the SB-AB
    Swap Agreement  shall be deemed to have been paid on behalf of the Class SB Certificates by the  Supplemental  Interest Trust Trustee  pursuant to Section 4.10 in respect of the
    Net Swap Payment owed to the Swap  Counterparty.  On each Distribution Date, the amount, if any,  received by the Supplemental  Interest Trust Trustee from the Swap Counterparty in  respect  of the  Swap  Agreement  shall  be  deemed  to have  been  received  by the
    Supplemental  Interest  Trust  Trustee on behalf of the  Class SB  Certificate.  On each
    Distribution  Date,  amounts  paid to the Class A and Class M  Certificates  pursuant to
    Section  4.02(c)(vii)  in respect of Basis Risk  Shortfall  shall be deemed to have been paid by the Class SB Certificateholders pursuant to the SB-AM Swap Agreement.

(c)   On each  Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the
Paying Agent  appointed by the Trustee and the  Supplemental  Interest Trust Trustee,  shall distribute  to each  Certificateholder  of record on the next  preceding  Record Date (other than as provided in Section 9.01  respecting the final  distribution)  either in immediately available funds (by wire transfer or otherwise) to the account of such  Certificateholder at a bank or other entity having appropriate  facilities  therefor,  if such  Certificateholder has so notified  the Master  Servicer or the Paying  Agent,  as the case may be, or, if such
Certificateholder  has not so notified the Master Servicer or the Paying Agent by the Record
Date, by check mailed to such  Certificateholder  at the address of such Holder appearing in the Certificate  Register such  Certificateholder's  share (which share with respect to each
Class of  Certificates,  shall  be  based  on  the  aggregate  of the  Percentage  Interests represented by  Certificates  of the  applicable  Class held by such Holder of the following amounts),  in the following  order of priority,  in each case to the extent of the Available
Distribution  Amount on deposit in the Certificate  Account (except,  with respect to clause
(i)  below,  to the  extent  of and in the  priority  of the Class A  Interest  Distribution
Priority) and the Supplemental  Interest Trust Account pursuant to Section 4.10(c) (or, with respect  to clause  (xi)(B)  below,  to the extent of  prepayment  charges on deposit in the
Certificate Account):

(i)   to the Class A  Certificateholders,  the Accrued  Certificate  Interest payable on the
      Class A  Certificates with respect to such  Distribution  Date, which amounts shall be allocated  pursuant to the Class A Interest  Distribution  Priority,  plus any related amounts  accrued  pursuant  to this  clause (i) but  remaining  unpaid  from any prior
      Distribution  Date,  being paid from and in  reduction of the  Available  Distribution
      Amount for such Distribution Date;

(ii)  to the  Class M  Certificateholders,  from  the  amount,  if  any,  of  the  Available
      Distribution Amount remaining after the foregoing  distributions,  Accrued Certificate
      Interest payable on the Class M  Certificates with respect to such Distribution  Date, plus any related  amounts  accrued  pursuant to this clause (ii) but remaining  unpaid from any prior Distribution Date, sequentially,  to the Class M-1S Certificateholders,
      Class   M-2S   Certificateholders,    Class   M-3S    Certificateholders,    Class M-4
      Certificateholders,   Class M-5   Certificateholders,   Class M-6  Certificateholders,
      Class M-7    Certificateholders,    Class M-8    Certificateholders    and   Class M-9
      Certificateholders,  in that order,  being paid from and in reduction of the Available
      Distribution Amount for such Distribution Date;

(iii) [reserved];

(iv)  the Principal  Distribution  Amount shall be distributed as follows,  to be applied to reduce the Certificate  Principal Balance of the applicable  Certificates in each case to the extent of the remaining Principal Distribution Amount:

(A)   first,  concurrently,  the Group I Principal  Distribution Amount shall be distributed
            sequentially    to    the    Class A-I-1     Certificateholders,     Class A-I-2
            Certificateholders,     Class A-I-3     Certificateholders    and    Class A-I-4
            Certificateholders,  in that order, in each case until the Certificate Principal
            Balance   thereof  has  been   reduced  to  zero  and  the  Group  II  Principal
            Distribution   Amount,   to  the  Class  A-II   Certificateholders,   until  the
            Certificate Principal Balance thereof has been reduced to zero;

(B)   second, after application of payments pursuant to clause (A), concurrently,  the Group
            II   Principal   Distribution   Amount,   sequentially,   to  the  Class   A-I-1
            Certificateholders,     Class    A-I-2    Certificateholders,     Class    A-I-3
            Certificateholders  and Class A-I-4  Certificateholders,  in that order, in each case until the  Certificate  Principal  Balance thereof has been reduced to zero
            and  the  Group  I   Principal   Distribution   Amount,   to  the   Class   A-II
            Certificateholders,  until the  Certificate  Principal  Balance thereof has been reduced to zero;

(C)   third,  to the Class  M-1S,  Class  M-2S and Class  M-3S  Certificateholders,  in that order, the Sequential Class M Principal  Distribution Amount, in each case until the Certificate Principal Balance thereof has been reduced to zero;

(D)   fourth,  to the Class M-4  Certificateholders,  the Class M-4  Principal  Distribution
            Amount,  until the Certificate  Principal Balance of the Class M-4  Certificates
            has been reduced to zero;

(E)   fifth,  to the  Class M-5  Certificateholders,  the Class M-5  Principal  Distribution
            Amount,  until the Certificate  Principal Balance of the Class M-5  Certificates
            has been reduced to zero;

(F)   sixth,  to the  Class M-6  Certificateholders,  the Class M-6  Principal  Distribution
            Amount,  until the Certificate  Principal Balance of the Class M-6  Certificates
            has been reduced to zero;

(G)   seventh, to the Class M-7  Certificateholders,  the Class M-7  Principal  Distribution
            Amount,  until the Certificate  Principal Balance of the Class M-7  Certificates
            has been reduced to zero;

(H)   eighth,  to the Class M-8  Certificateholders,  the Class M-8  Principal  Distribution
            Amount,  until the Certificate  Principal Balance of the Class M-8  Certificates
            has been reduced to zero;

(I)   ninth,  to the  Class M-9  Certificateholders,  the Class M-9  Principal  Distribution
            Amount,  until the Certificate  Principal Balance of the Class M-9  Certificates
            has been reduced to zero; and

(v)   to the Class A  Certificateholders and Class M  Certificateholders,  the amount of any
      Prepayment Interest Shortfalls  allocated thereto for such Distribution Date, on a pro rata basis based on Prepayment  Interest  Shortfalls  allocated  thereto to the extent not offset by Eligible Master Servicing Compensation on such Distribution Date;

(vi)  to the Class A  Certificateholders and Class M  Certificateholders,  the amount of any
      Prepayment  Interest  Shortfalls  previously  allocated  thereto remaining unpaid from prior  Distribution  Dates together with interest thereon at the related  Pass-Through
      Rate, on a pro rata basis based on unpaid Prepayment  Interest  Shortfalls  previously allocated thereto;

(vii) (A) concurrently,  (1) to the Class A-I  Certificateholders,  the amount of any unpaid
      Group I Basis Risk  Shortfalls  allocated  thereto,  on a pro rata basis  based on the amount of unpaid  Group I Basis  Risk  Shortfalls  allocated  thereto,  and (2) to the
      Class  A-II  Certificateholders,  the  amount  of  any  unpaid  Group  II  Basis  Risk
      Shortfalls   allocated   thereto,   and   (B)   sequentially,   to  the   Class   M-1S
      Certificateholders,  Class M-2S  Certificateholders,  Class  M-3S  Certificateholders,
      Class   M-4   Certificateholders,    Class   M-5    Certificateholders,    Class   M-6
      Certificateholders,  Class M-7  Certificateholders,  Class M-8  Certificateholders and
      Class M-9 Certificateholders,  in that order, the related Class M Basis Risk Shortfall for such Class and that Distribution Date;

(viii)      to the Class A  Certificateholders  and Class M  Certificateholders,  Relief Act
      Shortfalls  allocated thereto for such Distribution Date, on a pro rata basis based on
      Relief Act Shortfalls allocated thereto for such Distribution Date,

(ix)  first,  to the  Class A  Certificateholders,  the  principal  portion of any  Realized
      Losses previously  allocated to those  Certificates and remaining  unreimbursed,  on a pro rata basis based on their  respective  principal  portion of any  Realized  Losses previously  allocated to those  Certificates  and  remaining  unreimbursed,  and then, sequentially,  to the Class  M-1S,  Class  M-2S,  Class  M-3S,  Class M-4,  Class M-5,
      Class M-6,  Class M-7, Class M-8 and Class M-9 Certificateholders,  in that order, the principal  portion of any  Realized  Losses  previously  allocated  to such  Class and remaining unreimbursed;

(x)   to the Supplemental  Interest Trust Account for payment to the Swap Counterparty,  any
      Swap Termination Payments due to a Swap Counterparty Trigger Event;

(xi)  to the  Class SB  Certificates,  (A) from the amount,  if any, of the Excess Cash Flow remaining  after  the  foregoing  distributions,  the sum of (I)  Accrued  Certificate
      Interest thereon,  (II) the amount of any  Overcollateralization  Reduction Amount for such  Distribution  Date and (III) for  any  Distribution  Date after the  Certificate
      Principal Balance of each Class of Class A  Certificates and Class M  Certificates has
      been reduced to zero, the  Overcollateralization  Amount,  (B) from prepayment charges on  deposit  in the  Certificate  Account,  any  prepayment  charges  received  on the
      Mortgage  Loans during the related  Prepayment  Period and (C) from Net Swap  Payments received by the  Supplemental  Interest Trust Trustee,  if any, the amount of such Net
      Swap Payments remaining after the foregoing distributions; and

(xii) to the Class R Certificateholders, the balance, if any, of the Excess Cash Flow.

(d)   Notwithstanding  the  foregoing  clause (c),  upon the  reduction  of the  Certificate
Principal Balance of a Class of Class A  Certificates or Class M  Certificates to zero, such
Class of   Certificates  will  not  be  entitled  to  further   distributions   pursuant  to
Section 4.02.

(e)   Each  distribution  with  respect  to a  Book-Entry  Certificate  shall be paid to the
Depository,  as Holder  thereof,  and the Depository  shall be responsible for crediting the amount of such  distribution  to the accounts of its Depository  Participants  in accordance
with  its  normal  procedures.   Each  Depository   Participant  shall  be  responsible  for
disbursing  such  distribution  to the  Certificate  Owners that it  represents  and to each indirect participating  brokerage firm (a "brokerage firm" or "indirect participating firm")
for which it acts as agent.  Each brokerage firm shall be responsible  for disbursing  funds to the  Certificate  Owners  that  it  represents.  None  of the  Trustee,  the  Certificate
Registrar,  the  Depositor or the Master  Servicer  shall have any  responsibility  therefor except as otherwise provided by this Agreement or applicable law.

(f)   Except as otherwise provided in Section 9.01,  if the Master Servicer anticipates that a final  distribution  with  respect to any Class of  Certificates  will be made on a future
Distribution  Date,  the  Master  Servicer  shall,  no  later  than  40 days  prior  to such
Distribution  Date,  notify the Trustee and the Trustee shall, not earlier than the 15th day and not  later  than  the 25th day of the  month  next  preceding  such  Distribution  Date, distribute,  or  cause to be  distributed,  on such  date to each  Holder  of such  Class of
Certificates  a notice  to the  effect  that:  (i) the  Trustee  anticipates  that the final distribution  with respect to such Class of  Certificates  will be made on such Distribution
Date but only upon  presentation  and  surrender of such  Certificates  at the office of the
Trustee  or as  otherwise  specified  therein,  and (ii) no  interest  shall  accrue on such
Certificates  from  and  after  the end of the  prior  calendar  month.  In the  event  that
Certificateholders  required to surrender their Certificates  pursuant to Section 9.01(c) do not  surrender  their  Certificates  for final  cancellation,  the Trustee shall cause funds distributable  with  respect  to such  Certificates  to be  withdrawn  from the  Certificate
Account   and   credited   to  a  separate   escrow   account   for  the   benefit  of  such
Certificateholders as provided in Section 9.01(d).

Section 4.03......Statements to Certificateholders; Statements to Rating Agencies; Exchange
                  Act Reporting.

(a)   Concurrently  with each  distribution  charged  to the  Certificate  Account  and with respect to each  Distribution  Date the Master Servicer shall forward to the Trustee and the
Trustee  shall forward by mail or otherwise  make  available  electronically  on its website
(which  may be  obtained  by any  Certificateholder  by  telephoning  the  Trustee  at (800)
934-6802)  to each  Holder  and the  Depositor  a  statement  setting  forth  the  following information as to each Class of Certificates, in each case to the extent applicable:

(i)   the applicable Record Date,  Determination Date and Distribution Date, and the date on which the applicable Interest Accrual Period commenced;

(ii)  the  aggregate  amount of  payments  received  with  respect  to the  Mortgage  Loans, including prepayment amounts;

(iii) the  Servicing  Fee and  Subservicing  Fee  payable  to the  Master  Servicer  and the
      Subservicer;

(iv)  the  amount  of any  other  fees or  expenses  paid,  and the  identity  of the  party receiving such fees or expenses;

(v)   (A)         the amount of such  distribution to the  Certificateholders  of such Class applied to reduce the Certificate  Principal  Balance  thereof,  and (B) the aggregate amount included therein representing Principal Prepayments;

(vi)  the amount of such distribution to Holders of such Class of Certificates  allocable to interest (including amounts payable as a portion of the Excess Cash Flow);

(vii) if the  distribution  to the  Holders of such Class of  Certificates  is less than the full  amount  that would be  distributable  to such  Holders if there were  sufficient funds available therefor, the amount of the shortfall;

(viii)      the amount of any  Advance by the Master  Servicer  with  respect to the Group I
      Loans and Group II Loans pursuant to Section 4.04;

(ix)  the number and Stated  Principal  Balance of the Group I Loans, the Group II Loans and
      the  Mortgage  Loans in the  aggregate  after  giving  effect to the  distribution  of principal on such Distribution Date;

(x)   the Certificate Principal Balance of each Class of the Certificates,  before and after giving effect to the amounts distributed on such Distribution Date;

(xi)  the  Certificate  Principal  Balance of each Class of Class A  Certificates  as of the
      Closing Date;

(xii) the  Certificate  Principal  Balance of each Class of Class M  Certificates  as of the
      Closing Date;

(xiii)      the number and Stated  Principal  Balance of the  Mortgage  Loans  after  giving effect to the  distribution of principal on such  Distribution  Date and the number of
      Mortgage Loans at the beginning and end of the related Due Period;

(xiv) on the basis of the most  recent  reports  furnished  to it by  Subservicers,  (A) the number  and  Stated  Principal  Balances  of Group I Loans and Group II Loans that are
      Delinquent  (1) 30-59 days,  (2) 60-89 days and (3) 90 or more days and the number and
      Stated  Principal  Balances  of  Group  I  Loans  and  Group  II  Loans  that  are  in foreclosure,  (B) the number and  aggregate  principal  balances of the Group I Loans,
      Group II Loans and the Mortgage Loans in the aggregate  that are  Reportable  Modified
      Mortgage Loans that are in foreclosure  and are REO Property,  indicating in each case capitalized Mortgage Loans, other Servicing  Modifications and totals, and (C) for all
      Reportable  Modified  Mortgage Loans, the number and aggregate  principal  balances of the Group I Loans,  Group II Loans and the Mortgage  Loans in the aggregate  that have been liquidated,  the subject of pay-offs and that have been repurchased by the Master
      Servicer or Seller;

(xv)  the amount,  terms and general purpose of any Advance by the Master Servicer  pursuant to Section 4.04 and the amount of all Advances  that have been  reimbursed  during the related Due Period;

(xvi) any material  modifications,  extensions or waivers to the terms of the Mortgage Loans during the Due Period or that have cumulatively become material over time;

(xvii)      any  material  breaches  of  Mortgage  Loan  representations  or  warranties  or covenants in the Agreement;

(xviii)     the number,  aggregate principal balance and Stated Principal Balance of any REO
      Properties with respect to the Group I Loans and Group II Loans;

(xix) the aggregate Accrued  Certificate  Interest  remaining unpaid, if any, for each Class of  Certificates,  after giving effect to the distribution  made on such  Distribution
      Date;

(xx)  the  aggregate  amount of Realized  Losses with respect to the Group I Loans and Group
      II Loans for such  Distribution  Date and the aggregate amount of Realized Losses with respect to the Group I Loans and Group II Loans incurred since the Cut-off Date;

(xxi) the Pass-Through Rate on each Class of Certificates,  the Group I Net WAC Cap Rate and
      the Group II Net WAC Cap Rate;

(xxii)      the Group I Basis  Risk  Shortfalls,  Group II Basis  Risk  Shortfalls,  Class M
      Basis Risk Shortfalls and Prepayment Interest Shortfalls;

(xxiii)     the Overcollateralization  Amount and the Required  Overcollateralization Amount
      following such Distribution Date;

(xxiv)      the number  and  aggregate  principal  balance of the Group I Loans and Group II
      Loans repurchased under Section 4.07;

(xxv) the  aggregate  amount of any  recoveries  with respect to the Group I Loans and Group
      II Loans on previously foreclosed loans from Residential Funding;

(xxvi)      the weighted  average  remaining term to maturity of the Group I Loans and Group
      II Loans after giving effect to the amounts distributed on such Distribution Date;

(xxvii)     the  weighted  average  Mortgage  Rates of the  Group I Loans and Group II Loans
      after giving effect to the amounts distributed on such Distribution Date;

(xxviii)    the amount of any Net Swap Payment  payable to the  Supplemental  Interest Trust
      Trustee on behalf of the Supplemental  Interest Trust, any Net Swap Payment payable to the Swap Counterparty,  any Swap Termination  Payment payable to the Trustee on behalf of the  Supplemental  Interest Trust and any Swap  Termination  Payment payable to the
      Swap Counterparty; and

(xxix)      the occurrence of the Stepdown Date.

      In the case of  information  furnished  pursuant to clauses  (i) and (ii)  above,  the amounts shall be expressed as a dollar amount per  Certificate  with a $1,000  denomination.
In addition to the statement  provided to the Trustee as set forth in this  Section 4.03(a), the Master  Servicer shall provide to any manager of a trust fund  consisting of some or all of the Certificates,  upon reasonable request, such additional  information as is reasonably obtainable by the Master  Servicer at no additional  expense to the Master  Servicer.  Also, at the  request of a Rating  Agency,  the Master  Servicer  shall  provide  the  information relating to the  Reportable  Modified  Mortgage  Loans  substantially  in the form  attached hereto as Exhibit U to such Rating  Agency  within a  reasonable  period of time;  provided, however,  that the Master  Servicer shall not be required to provide such  information  more than four times in a calendar year to any Rating Agency.

(b)   Within a  reasonable  period of time  after the  Master  Servicer  receives  a written request  from a Holder of a  Certificate,  other  than a  Class R  Certificate,  the  Master
Servicer  shall  prepare,  or  cause  to be  prepared,  and  shall  forward,  or cause to be forwarded,  to each  Person  who at any time  during the  calendar  year was the Holder of a
Certificate,  other than a Class R  Certificate,  a statement containing the information set forth in clauses (iv) and (v) of subsection  (a) above  aggregated for such calendar year or
applicable  portion  thereof  during  which  such  Person  was  a  Certificateholder.   Such
obligation of the Master  Servicer shall be deemed to have been satisfied to the extent that substantially  comparable  information  shall be provided by the Master Servicer pursuant to any requirements of the Code.

(c)   Within a  reasonable  period of time  after the  Master  Servicer  receives  a written request from any Holder of a Class R  Certificate,  the Master  Servicer shall  prepare,  or cause to be prepared,  and shall  forward,  or cause to be forwarded,  to each Person who at any time  during the  calendar  year was the Holder of a Class R  Certificate,  a  statement containing the applicable  distribution  information  provided pursuant to this Section 4.03 aggregated  for such calendar year or applicable  portion  thereof  during which such Person was the Holder of a Class R  Certificate.  Such  obligation of the Master  Servicer shall be deemed to have been satisfied to the extent that substantially  comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(d)   Upon the written request of any  Certificateholder,  the Master  Servicer,  as soon as
reasonably   practicable,   shall  provide  the  requesting   Certificateholder   with  such
information as is necessary and appropriate,  in the Master Servicer's sole discretion,  for purposes of satisfying applicable reporting requirements under Rule 144A.

(e)   The Master  Servicer  shall,  on behalf of the  Depositor  and in respect of the Trust
Fund,  sign and cause to be filed with the  Commission any periodic  reports  required to be filed  under the  provisions  of the  Exchange  Act,  and the rules and  regulations  of the
Commission  thereunder,  including without  limitation,  reports on Form 10-K, Form 10-D and
Form 8-K. In  connection  with the  preparation  and filing of such  periodic  reports,  the
Trustee  shall timely  provide to the Master  Servicer (I) a list of  Certificateholders  as shown on the  Certificate  Register as of the end of each calendar year,  (II) copies of all pleadings,  other legal process and any other documents  relating to any claims,  charges or complaints involving the Trustee, as trustee hereunder,  or the Trust Fund that are received by a  Responsible  Officer of the Trustee,  (III) notice of all matters  that, to the actual knowledge  of a  Responsible  Officer of the Trustee,  have been  submitted to a vote of the
Certificateholders,  other  than those  matters  that have been  submitted  to a vote of the
Certificateholders  at the request of the Depositor or the Master Servicer,  and (IV) notice of any  failure  of the  Trustee  to make  any  distribution  to the  Certificateholders  as required pursuant to this Agreement.  Neither the Master Servicer nor the Trustee shall have any  liability  with respect to the Master  Servicer's  failure to properly  prepare or file such  periodic  reports  resulting  from or relating to the Master  Servicer's  inability or failure to obtain any  information  not resulting from the Master  Servicer's own negligence or willful misconduct.

(f)   Any Form 10-K filed with the  Commission in connection  with this  Section 4.03  shall include, with respect to the Certificates relating to such 10-K:

(i)   A certification,  signed by the senior officer in charge of the servicing functions of the Master Servicer,  in the form attached as Exhibit T-1 hereto or such other form as may be required or permitted by the  Commission  (the "Form 10-K  Certification"),  in
      compliance  with Rules 13a-14 and 15d-14  under the  Exchange  Act and any  additional directives of the Commission.

(ii)  A report  regarding its  assessment of compliance  during the preceding  calendar year with all applicable  servicing criteria set forth in relevant  Commission  regulations with respect to  mortgage-backed  securities  transactions  taken as a whole involving the Master  Servicer  that are backed by the same types of assets as those backing the certificates,  as well as similar  reports on assessment  of compliance  received from other  parties  participating  in the  servicing  function  as  required  by  relevant
      Commission  regulations,  as described in Item  1122(a) of  Regulation AB.  The Master
      Servicer shall obtain from all other parties  participating in the servicing  function any required assessments.

(iii) With respect to each  assessment  report  described  immediately  above, a report by a registered  public  accounting  firm that  attests to, and reports on, the  assessment made by the  asserting  party,  as set forth in relevant  Commission  regulations,  as described in Regulation 1122(b) of Regulation AB and Section 3.19.

(iv)  The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)   In connection with the Form 10-K  Certification,  the Trustee shall provide the Master
Servicer with a back-up  certification  substantially in the form attached hereto as Exhibit
T-2.

(h)   This  Section 4.03  may be amended  in  accordance  with this  Agreement  without  the consent of the Certificateholders.

(i)   The  Trustee  shall make  available  on the  Trustee's  internet  website  each of the reports filed with the  Commission by or on behalf of the Depositor  under the Exchange Act, as soon as reasonably practicable upon delivery of such report to the Trustee.

Section 4.04    Distribution of Reports to the Trustee and the Depositor; Advances by the
                  Master Servicer.

(a)   Prior to the close of business on the Business Day next succeeding each  Determination
Date,  the Master  Servicer  shall furnish a written  statement  (which may be in a mutually agreeable  electronic  format) to the  Trustee,  any  Paying  Agent and the  Depositor  (the
information  in such  statement  to be made  available to  Certificateholders  by the Master
Servicer  on  request)  (provided  that the Master  Servicer  shall use its best  efforts to deliver  such  written  statement  not later  than  12:00  p.m.  New York time on the second
Business Day prior to the  Distribution  Date) setting forth (i) the Available  Distribution
Amount,  (ii) the amounts required to be withdrawn from the Custodial  Account and deposited into the Certificate Account on the immediately  succeeding Certificate Account Deposit Date pursuant  to clause  (iii) of  Section 4.01(a),  (iii) the  amount  of  Prepayment  Interest
Shortfalls  and  Basis  Risk  Shortfalls  and  (iv) the  Swap  Payments,  if any,  for  such
Distribution  Date. The  determination  by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively  deemed to be correct for all purposes  hereunder and the Trustee  shall be protected in relying upon the same without any  independent  check or verification.

(b)   On or before 2:00 P.M. New York time on each  Certificate  Account  Deposit Date,  the
Master  Servicer  shall  either (i) remit to the  Trustee  for  deposit  in the  Certificate
Account from its own funds,  or funds  received  therefor from the  Subservicers,  an amount equal  to the  Advances  to be  made  by the  Master  Servicer  in  respect  of the  related
Distribution  Date,  which  shall  be in an  aggregate  amount  equal  to the sum of (A) the aggregate  amount of  Monthly  Payments  other than  Balloon  Payments  (with each  interest portion  thereof  adjusted  to a per annum rate equal to the Net  Mortgage  Rate),  less the amount of any  related  Servicing  Modifications,  Debt  Service  Reductions  or Relief  Act
Shortfalls,  on the Outstanding Mortgage Loans as of the related Due Date in the related Due
Period,  which  Monthly  Payments were due during the related Due Period and not received as of the close of business  as of the related  Determination  Date;  provided  that no Advance shall be made if it would be a  Nonrecoverable  Advance and (B) with respect to each Balloon
Loan  delinquent  in  respect of its  Balloon  Payment  as of the close of  business  on the related  Determination  Date,  an amount  equal to the assumed  Monthly  Payment  (with each interest  portion thereof  adjusted to a per annum rate equal to the Net Mortgage Rate) that would have been due on the related Due Date based on the original  amortization schedule for such  Balloon  Loan until such  Balloon  Loan is finally  liquidated,  over any  payments of interest or  principal  (with each  interest  portion  thereof  adjusted to a per annum rate equal to the Net  Mortgage  Rate)  received  from the related  Mortgagor  as of the close of business on the related  Determination Date and allocable to the Due Date during the related
Due Period for each month until such Balloon Loan is finally liquidated,  (ii) withdraw from amounts on deposit in the  Custodial  Account  and remit to the  Trustee  for deposit in the
Certificate  Account  all or a  portion  of the  Amount  Held  for  Future  Distribution  in discharge of any such  Advance,  or (iii) make  advances in the form of any  combination  of clauses  (i) and (ii)  aggregating  the amount of such  Advance.  Any  portion of the Amount
Held for Future  Distribution so used shall be replaced by the Master Servicer by deposit in the  Certificate  Account on or before  11:00 A.M.  New York time on any future  Certificate
Account  Deposit Date to the extent that funds  attributable  to the Mortgage Loans that are available  in  the  Custodial  Account  for  deposit  in the  Certificate  Account  on  such
Certificate Account Deposit Date shall be less than payments to Certificateholders  required to be made on the following  Distribution  Date.  The Master  Servicer  shall be entitled to use any  Advance  made by a  Subservicer  as  described  in  Section 3.07(b)  that  has been deposited  in the  Custodial  Account  on or before  such  Distribution  Date as part of the
Advance made by the Master Servicer  pursuant to this  Section 4.04.  The  determination  by the Master Servicer that it has made a Nonrecoverable  Advance or that any proposed Advance, if made, would constitute a Nonrecoverable  Advance,  shall be evidenced by a certificate of a Servicing  Officer  delivered  to the  Depositor  and the  Trustee.  In the event that the
Master Servicer  determines as of the Business Day preceding any Certificate Account Deposit
Date that it will be unable to deposit  in the  Certificate  Account an amount  equal to the
Advance required to be made for the immediately succeeding  Distribution Date, it shall give notice to the Trustee of its  inability to advance  (such notice may be given by  telecopy), not later than 3:00 P.M.,  New York time, on such Business  Day,  specifying  the portion of such amount that it will be unable to deposit.  Not later than 3:00 P.M.,  New York time, on the  Certificate  Account  Deposit Date the Trustee  shall,  unless by 12:00 Noon,  New York time, on such day the Trustee  shall have been  notified in writing (by  telecopy)  that the
Master Servicer shall have directly or indirectly  deposited in the Certificate Account such portion  of the  amount of the  Advance  as to which the  Master  Servicer  shall have given notice pursuant to the preceding  sentence,  pursuant to Section 7.01,  (a) terminate all of the rights and  obligations of the Master  Servicer under this Agreement in accordance  with
Section 7.01  and (b) assume the rights and  obligations of the Master  Servicer  hereunder, including  the  obligation  to deposit  in the  Certificate  Account an amount  equal to the
Advance for the  immediately  succeeding  Distribution  Date.  The Trustee shall deposit all funds it receives pursuant to this Section 4.04(b) into the Certificate Account.

Section 4.05    Allocation of Realized Losses.

(a)   Prior to each Distribution  Date, the Master Servicer shall determine the total amount
of  Realized  Losses,   if  any,  that  resulted  from  any  Cash   Liquidation,   Servicing
Modifications,  Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the  related  Prepayment  Period  or, in the case of a  Servicing  Modification  that constitutes  a  reduction  of the  interest  rate on a  Mortgage  Loan,  the  amount  of the reduction  in the  interest  portion of the  Monthly  Payment due in the month in which such
Distribution  Date  occurs.  The  amount of each  Realized  Loss  shall be  evidenced  by an
Officers' Certificate.

(b)   All Realized Losses on the Mortgage Loans shall be allocated as follows:

(i)   first, to Excess Cash Flow in the amounts and priority as provided in Section 4.02;

(ii)  second, in reduction of the  Overcollateralization  Amount, until such amount has been reduced to zero;

(iii) third,  to the  Class M-9  Certificates,  until the  aggregate  Certificate  Principal
                  Balance thereof has been reduced to zero;

(iv)  fourth,  to the  Class M-8  Certificates,  until the aggregate  Certificate  Principal
                  Balance thereof has been reduced to zero;

(v)   fifth,  to the  Class M-7  Certificates,  until the  aggregate  Certificate  Principal
                  Balance thereof has been reduced to zero;

(vi)  sixth,  to the  Class M-6  Certificates,  until the  aggregate  Certificate  Principal
                  Balance thereof has been reduced to zero;

(vii) seventh,  to the Class M-5  Certificates,  until the aggregate  Certificate  Principal
                  Balance thereof has been reduced to zero;

(viii)      eighth,  to  the  Class M-4   Certificates,   until  the  aggregate  Certificate
                  Principal Balance thereof has been reduced to zero;

(ix)  ninth,  to the Class M-3S  Certificates,  until the  aggregate  Certificate  Principal
                  Balance thereof has been reduced to zero;

(x)   tenth,  to the Class M-2S  Certificates,  until the  aggregate  Certificate  Principal
                  Balance thereof has been reduced to zero;

(xi)  eleventh,  to the Class M-1S Certificates,  until the aggregate  Certificate Principal
                  Balance thereof has been reduced to zero; and

(xii) twelfth, for losses on the Group I Loans to the Class A-I-1,  Class A-I-2, Class A-I-3
                  and  Class A-I-4  Certificates  on a pro rata  basis,  based on their then outstanding  Certificate  Principal  Balances  prior to  giving  effect to distributions  to be made on such  Distribution  Date, until the aggregate
                  Certificate  Principal Balance of each such Class has been reduced to zero and for  losses  on the Group II Loans,  to the Class  A-II  Certificates,
                  until the Certificate Principal Balance thereof has been reduced to zero.

(c)   An  allocation  of a Realized  Loss on a "pro rata basis" among two or more  specified
Classes of Certificates  means an allocation on a pro rata basis,  among the various Classes so specified,  to each such  Class of  Certificates  on the basis of their then  outstanding
Certificate  Principal  Balances prior to giving effect to  distributions to be made on such
Distribution  Date in the case of the  principal  portion of a Realized Loss or based on the
Accrued  Certificate  Interest thereon payable on such  Distribution  Date in the case of an interest  portion of a Realized Loss.  Any  allocation of the principal  portion of Realized
Losses  (other  than  Debt  Service  Reductions)  to the  Class A  Certificates  or  Class M
Certificates  shall be made by reducing the  Certificate  Principal  Balance  thereof by the amount so allocated,  which allocation shall be deemed to have occurred on such Distribution
Date;  provided,  that no such reduction  shall reduce the aggregate  Certificate  Principal
Balance of the Certificates  below the aggregate  Stated  Principal  Balance of the Mortgage
Loans.  Allocations  of the interest  portions of Realized  Losses  (other than any interest rate reduction  resulting from a Servicing  Modification)  shall be made by operation of the definition of "Accrued  Certificate  Interest" for each  Class for such  Distribution  Date.
Allocations  of the interest  portion of a Realized  Loss  resulting  from an interest  rate reduction  in  connection  with a Servicing  Modification  shall be made by operation of the priority of payment provisions of  Section 4.02(c).  Allocations of the principal portion of
Debt Service  Reductions shall be made by operation of the priority of payment provisions of
Section 4.02(c).  All  Realized  Losses  and  all  other  losses  allocated  to  a  Class of
Certificates  hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

(d)   All  Realized  Losses on the Mortgage  Loans shall be  allocated on each  Distribution
Date to the REMIC I  Regular  Interests,  the REMIC II Regular  Interests  and the REMIC III
Regular  Interests  as provided  in the  definition  of REMIC I  Realized  Losses,  REMIC II
Realized Losses and REMIC III Realized Losses, respectively.

(e)   Realized Losses allocated to the Excess Cash Flow or the Overcollateralization  Amount
pursuant  to  paragraphs  (a),  (b)  or (c) of  this  Section,  the  definition  of  Accrued
Certificate  Interest and the operation of Section 4.02(c)  shall be deemed allocated to the
Class SB  Certificates.  Realized Losses  allocated to the Class SB  Certificates  shall, to the extent  such  Realized  Losses  represent  Realized  Losses on an interest  portion,  be allocated to REMIC IV Regular  Interest SB-IO.  Realized Losses allocated to the Excess Cash
Flow  pursuant  to  paragraph  (b)  of  this  Section shall  be  deemed  to  reduce  Accrued
Certificate  Interest on REMIC IV Regular  Interest SB-IO.  Realized Losses allocated to the
Overcollateralization  Amount  pursuant to  paragraph  (b) of this  Section shall  be deemed first to reduce  the  principal  balance  of REMIC IV  Regular  Interest  SB-PO  until  such principal  balance  shall have been  reduced to zero and  thereafter  to reduce  accrued and unpaid interest on REMIC IV Regular Interest SB-IO.

Section 4.06    Reports of Foreclosures and Abandonment of Mortgaged Property.

      The Master Servicer or the Subservicers  shall file  information  returns with respect to the  receipt  of  mortgage  interest  received  in a trade or  business,  the  reports of foreclosures  and  abandonments  of any  Mortgaged  Property and the  informational  returns relating to  cancellation  of  indebtedness  income with respect to any  Mortgaged  Property required by Sections 6050H,  6050J and 6050P of the Code,  respectively,  and deliver to the
Trustee an  Officers'  Certificate  on or before March 31 of each year,  beginning  with the first March 31 that occurs at least six months  after the Cut-off  Date,  stating  that such reports have been filed.  Such reports  shall be in form and  substance  sufficient  to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 4.07    Optional Purchase of Defaulted Mortgage Loans.

(a)   With respect to any Mortgage  Loan which is  delinquent in payment by 90 days or more,
(i) the Holder of the Class SB  Certificate  may,  at its  option,  upon  twenty  days prior written notice to the Master  Servicer,  purchase such Mortgage Loan from the Trustee at the
Purchase  Price  therefore,  except  that in no  event  shall  the  Holder  of the  Class SB
Certificate  purchase  such  Mortgage  Loan where the  aggregate  value of all such Mortgage
Loans  purchased  by the  Holder of the Class SB  Certificate  would be  greater  than three percent (3%) of the Certificate  Principal Balance of any Certificate and (ii) if the Holder
of the Class SB Certificate  fails to provide notice pursuant to the  immediately  preceding sentence,  the Master  Servicer  may, at its option,  purchase  such  Mortgage Loan from the
Trustee at the Purchase Price therefor;  provided, that with respect to the Master Servicer, such  Mortgage  Loan that  becomes  90 days or more  delinquent  during  any given  Calendar
Quarter  shall only be eligible  for  purchase  pursuant to this  Section  during the period beginning on the first  Business Day of the following  Calendar  Quarter,  and ending at the close of business on the  second-to-last  Business Day of such following  Calendar  Quarter;
and provided,  further, that such Mortgage Loan is 90 days or more delinquent at the time of repurchase.  Such option if not  exercised  shall not  thereafter  be  reinstated  as to any
Mortgage  Loan,  unless the  delinquency  is cured and the Mortgage  Loan  thereafter  again becomes delinquent in payment by 90 days or more in a subsequent Calendar Quarter.

(b)   If at any  time  the  Master  Servicer  makes a  payment  to the  Certificate  Account covering  the amount of the  Purchase  Price for such a Mortgage  Loan as provided in clause
(a) above,  and the Master  Servicer  provides  to the Trustee a  certification  signed by a
Servicing  Officer  stating  that the  amount  of such  payment  has been  deposited  in the
Certificate Account,  then the Trustee shall execute the assignment of such Mortgage Loan at the  request of the Master  Servicer  without  recourse to the Master  Servicer  which shall succeed to all the Trustee's  right,  title and interest in and to such Mortgage  Loan,  and all  security  and  documents  relative  thereto.  Such  assignment  shall be an  assignment outright and not for security.  The Master  Servicer will thereupon own such  Mortgage,  and all such  security  and  documents,  free of any  further  obligation  to the Trustee or the
Certificateholders with respect thereto.

Section 4.08    [Reserved].

Section 4.09    [Reserved].

Section 4.10    Swap Agreement.

(a)   On the Closing Date, the  Supplemental  Interest Trust Trustee shall (i) establish and maintain in its name, in trust for the benefit of the  Certificateholders,  the Supplemental
Interest  Trust  Account  and (ii) for the  benefit  of the  Certificateholders,  cause  the
Supplemental Interest Trust to enter into the Swap Agreement.

(b)   The  Supplemental  Interest Trust Trustee shall deposit in the  Supplemental  Interest
Trust Account all payments  that are payable to the  Supplemental  Interest  Trust under the
Swap  Agreement.   Net  Swap  Payments  and  Swap  Termination  Payments  (other  than  Swap
Termination  Payments  resulting  from a Swap  Counterparty  Trigger  Event)  payable by the
Supplemental  Interest Trust to the Swap  Counterparty  pursuant to the Swap Agreement shall be excluded from the Available  Distribution  Amount and paid to the Swap Counterparty prior to any  distributions to the  Certificateholders.  On each  Distribution  Date, such amounts will be remitted by the  Supplemental  Interest Trust Trustee to the  Supplemental  Interest
Trust  Account  for payment to the Swap  Counterparty,  and such  amounts  (plus any amounts deposited  into the  Supplemental  Interest  Trust Account  pursuant to Section  4.02(c)(x))
shall be paid to the Swap  Counterparty  in the following  order of priority:  first to make any Net Swap Payment owed to the Swap  Counterparty  pursuant to the Swap Agreement for such
Distribution  Date;  and  second  to make any Swap  Termination  Payment  (not due to a Swap
Counterparty  Trigger  Event) owed to the Swap  Counterparty  pursuant to the Swap Agreement for such  Distribution  Date.  For federal  income tax  purposes,  such  amounts paid to the
Supplemental  Interest Trust Account on each Distribution Date shall first be deemed paid to the  Supplemental  Interest Trust Account in respect of REMIC IV  Regular Interest IO to the
extent  of  the  amount   distributable  on  such  REMIC IV  Regular  Interest  IO  on  such
Distribution  Date,  and any  remaining  amount  shall be  deemed  paid to the  Supplemental
Interest  Trust  Account  in  respect  of the SB-AM  Swap  Agreement.  Any Swap  Termination
Payment  triggered  by a Swap  Counterparty  Trigger  Event  owed to the  Swap  Counterparty pursuant to the Swap Agreement will be subordinated to  distributions  to the Holders of the
Class A  Certificates  and  Class M  Certificates  and  shall  be paid  as set  forth  under
Section 4.02.

(c)   Net Swap Payments payable by the Swap Counterparty to the Supplemental  Interest Trust
Trustee on behalf of the  Supplemental  Interest Trust pursuant to the Swap Agreement  shall be deposited by the  Supplemental  Interest  Trust  Trustee into the  Supplemental  Interest
Trust Account and shall be applied  in accordance with Section 4.02.

(d)   Subject to Sections  8.01 and 8.02 hereof,  the  Supplemental  Interest  Trust Trustee agrees  to  comply  with the  terms of the Swap  Agreement  and to  enforce  the  terms  and provisions  thereof against the Swap Counterparty at the written direction of the Holders of
Certificates  entitled to at least 51% of the Voting Rights, or if the Supplemental Interest
Trust  Trustee does not receive such  direction  from such  Certificateholders,  then at the written direction of Residential Funding.

(e)   The Supplemental Interest Trust Account shall be an Eligible Account.  Amounts held in the  Supplemental  Interest  Trust  Account from time to time shall  continue to  constitute assets of the Supplemental  Interest Trust,  but not of the REMICs,  until released from the
Supplemental  Interest  Trust  Account  pursuant  to  this  Section 4.10.  The  Supplemental
Interest Trust Account  constitutes an "outside reserve fund" within the meaning of Treasury
Regulation Section 1.860G-2(h)   and  is  not  an  asset  of  the   REMICs.   The   Class SB
Certificateholders  shall be the owners of the  Supplemental  Interest  Trust  Account.  The
Supplemental  Interest Trust Trustee shall keep records that accurately reflect the funds on deposit in the Supplemental  Interest Trust Account. The Supplemental Interest Trust Trustee
shall,  at the written  direction of the Master  Servicer,  invest amounts on deposit in the
Supplemental  Interest  Trust  Account in Permitted  Investments.  In the absence of written direction to the Supplemental Interest Trust Trustee from the Master Servicer,  all funds in the Supplemental Interest Trust Account shall remain uninvested.

(f)   The Supplemental  Interest Trust Trustee shall, on behalf of the holders of each Class of Certificates (other than the Class SB  Certificates and Class R  Certificates) enter into the  SB-AM  Swap  Agreement,  with  itself,  on  behalf  of  the  holders  of  the  Class SB
Certificates.  Pursuant  to the SB-AM Swap  Agreement,  all holders of  Certificates  (other than the Class SB  Certificates and Class R  Certificates) shall be treated as having agreed to pay, on each Distribution  Date, to the holder of the Class SB  Certificates an aggregate amount equal to the excess,  if any, of (i) the amount payable on such  Distribution Date on the REMIC IV  Regular  Interest  corresponding  to such Class of Certificates  over (ii) the amount  payable on such Class of  Certificates  on such  Distribution  Date (such excess,  a
"Class IO Distribution  Amount").  In addition,  pursuant to the SB-AM Swap  Agreement,  the holder of the  Class SB  Certificates  shall be treated as having  agreed to pay the related
Basis  Risk  Shortfalls  to the  holders  of  the  Certificates  (other  than  the  Class SB
Certificates and Class R  Certificates) in accordance with the terms of this Agreement.  Any payments  to the  Certificates  from  amounts  deemed  received in respect of the SB-AM Swap
Agreement  shall not be payments with respect to a "regular  interest" in a REMIC within the meaning of Code  Section 860G(a)(1).  However, any payment from the Certificates (other than the Class SB  Certificates and Class R Certificates) of a Class IO Distribution Amount shall be treated for tax purposes as having been received by the holders of such  Certificates  in respect of the REMIC IV Regular Interest  corresponding to such Class of Certificates and as having been paid by such holders to the Supplemental  Interest Trust Account pursuant to the
SB-AM Swap Agreement.  Thus, each Certificate  (other than the Class R  Certificates)  shall be treated as  representing  not only ownership of regular  interests in REMIC IV,  but also ownership of an interest in, and obligations with respect to, a notional principal contract.

(g)   Upon the  occurrence of an Early  Termination  Date, the  Supplemental  Interest Trust
Trustee  shall use  reasonable  efforts to appoint a  successor  swap  counterparty.  To the extent that the  Supplemental  Interest Trust Trustee  receives a Swap  Termination  Payment from the Swap  Counterparty,  the Supplemental  Interest Trust Trustee shall apply such Swap
Termination  Payment  to  appoint a  successor  swap  counterparty.  In the  event  that the
Supplemental  Interest Trust receives a Swap Termination  Payment from the Swap Counterparty and a replacement  swap  agreement or similar  agreement  cannot be obtained  within 30 days after receipt by the Supplemental  Interest Trust Trustee of such Swap Termination  Payment, then the  Supplemental  Interest Trust Trustee shall deposit such Swap  Termination  Payment into a separate,  non interest  bearing  account and will, on each  subsequent  Distribution
Date,  withdraw from the amount then remaining on deposit in such reserve  account an amount equal to the Net Swap  Payment,  if any,  that  would  have  been  paid to the  Supplemental
Interest Trust by the original Swap Counterparty  calculated in accordance with the terms of the original Swap Agreement,  and deposit such amount into the  Supplemental  Interest Trust
Account for  distribution  on such  Distribution  Date pursuant to  Section 4.02(c).  To the extent that the Supplemental  Interest Trust is required to pay a Swap  Termination  Payment to  the  Swap  Counterparty,  any  upfront  payment  received  from  the  counterparty  to a replacement swap agreement will be used to pay such Swap Termination  Payment prior to using any portion of the Available Distribution Amount for such Distribution Date.

(h)   The  Supplemental  Interest Trust Trustee is hereby  directed by the Depositor,  on or before the Closing Date, to sign the Swap  Agreement and the SB-AM Swap  Agreement on behalf of the Supplemental  Interest Trust for the benefit of the  Certificateholders,  in the form presented to it by the  Depositor.  The  Supplemental  Interest  Trust Trustee shall have no responsibility for the contents,  adequacy or sufficiency of the Swap Agreement or the SB-AM
Swap Agreement,  including, without limitation, any representations and warranties contained herein.

ARTICLE V

                                      THE CERTIFICATES

Section 5.01    The Certificates.

(a)   The Class A  Certificates,  Class M  Certificates,  Class SB  Certificates and Class R
Certificates  shall be  substantially  in the  forms set  forth in  Exhibits A,  B, C and D, respectively,  and shall, on original issue, be executed and delivered by the Trustee to the
Certificate  Registrar for authentication and delivery to or upon the order of the Depositor upon receipt by the Trustee or the  Custodian of the  documents  specified in  Section 2.01.
Each  class of  Class A  Certificates  and the Class M  Certificates  shall be  issuable  in minimum dollar  denominations  of $100,000 and integral  multiples of $1 in excess  thereof.
The Class SB  Certificates  shall be issuable in  registered,  certificated  form in minimum percentage  interests  of 5.00% and  integral  multiples  of 0.01% in excess  thereof.  Each
Class of Class R  Certificates  shall be issued in registered,  certificated form in minimum percentage interests of 20.00% and integral multiples of 0.01% in excess thereof;  provided, however,  that  one  Class R  Certificate  of  each  Class will  be  issuable  to the  REMIC
Administrator   as  "tax  matters  person"  pursuant  to   Section 10.01(c)   in  a  minimum
denomination  representing a Percentage  Interest of not less than 0.01%.  The  Certificates shall be executed by manual or  facsimile  signature on behalf of an  authorized  officer of the Trustee.  Certificates  bearing the manual or facsimile  signatures of  individuals  who were at any time the proper officers of the Trustee shall bind the Trustee,  notwithstanding that  such  individuals  or any of them  have  ceased  to hold  such  offices  prior  to the authentication  and delivery of such Certificate or did not hold such offices at the date of such  Certificates.  No Certificate  shall be entitled to any benefit under this  Agreement, or be valid for any purpose,  unless there  appears on such  Certificate  a  certificate  of authentication  substantially  in the form provided for herein  executed by the  Certificate
Registrar  by  manual  signature,  and  such  certificate  upon  any  Certificate  shall  be
conclusive  evidence,   and  the  only  evidence,   that  such  Certificate  has  been  duly
authenticated  and delivered  hereunder.  All Certificates  shall be dated the date of their authentication.

(b)   (i)   The Class A  Certificates and Class M  Certificates shall initially be issued as one or more  Certificates  registered  in the name of the  Depository  or its  nominee  and, except as provided below,  registration of such  Certificates  may not be transferred by the
Trustee  except  to  another  Depository  that  agrees  to hold  such  Certificates  for the respective  Certificate  Owners with Ownership  Interests  therein.  The Certificate  Owners shall hold their  respective  Ownership  Interests  in and to each Class A  Certificate  and
Class M  Certificate  through the  book-entry  facilities of the Depository  and,  except as provided  below,  shall not be  entitled  to  Definitive  Certificates  in  respect  of such
Ownership  Interests.  All transfers by  Certificate  Owners of their  respective  Ownership
Interests in the  Book-Entry  Certificates  shall be made in accordance  with the procedures established by the Depository  Participant or brokerage firm  representing  such Certificate
Owner.  Each  Depository  Participant  shall  transfer the Ownership  Interests  only in the
Book-Entry  Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (ii)  The Trustee,  the Master  Servicer and the  Depositor may for all purposes
(including the making of payments due on the respective Classes of Book-Entry  Certificates)
deal with the Depository as the authorized  representative  of the  Certificate  Owners with respect to the respective Classes of Book-Entry  Certificates for purposes of exercising the rights of  Certificateholders  hereunder.  The rights of Certificate  Owners with respect to the respective  Classes of Book-Entry  Certificates shall be limited to those established by law and  agreements  between such  Certificate  Owners and the Depository  Participants  and
brokerage firms  representing  such  Certificate  Owners.  Multiple  requests and directions from, and votes of, the Depository as Holder of any Class of  Book-Entry  Certificates  with respect to any  particular  matter  shall not be deemed  inconsistent  if they are made with respect to different  Certificate  Owners.  The Trustee may  establish a  reasonable  record date in connection with solicitations of consents from or voting by  Certificateholders  and shall give notice to the Depository of such record date.

            (iii).If  with  respect  to any  Book-Entry  Certificate  (i)(A)  the  Depositor
advises the Trustee in writing that the  Depository is no longer willing or able to properly discharge its  responsibilities  as Depository with respect to such  Book-Entry  Certificate and (B) the Depositor is unable to locate a qualified  successor,  or (ii) (A) the Depositor at its option  advises the Trustee in writing  that it elects to  terminate  the  book-entry system for such  Book-Entry  Certificate  through  the  Depository  and (B) upon  receipt of notice from the Depository of the  Depositor's  election to terminate the book-entry  system for such Book-Entry  Certificate,  the Depository  Participants holding beneficial interests in such  Book-Entry  Certificates  agree to initiate  such  termination,  the Trustee  shall notify all Certificate  Owners of such Book-Entry  Certificate,  through the Depository,  of the  occurrence  of any such event and of the  availability  of Definitive  Certificates  to
Certificate  Owners  requesting  the same.  Upon  surrender to the Trustee of the Book-Entry
Certificates  by  the  Depository,   accompanied  by  registration   instructions  from  the
Depository  for   registration   of  transfer,   the  Trustee  shall  issue  the  Definitive
Certificates.

            (iv)  In addition,  if an Event of Default has occurred and is continuing,  each
Certificate  Owner  materially  adversely  affected  thereby  may at its  option  request  a
Definitive  Certificate  evidencing  such  Certificate  Owner's  Percentage  Interest in the related  Class of  Certificates.  In order to make  such  request,  such  Certificate  Owner shall, subject to the rules and procedures of the Depository,  provide the Depository or the related Depository  Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of  Certificates for an equivalent  Percentage  Interest in fully  registered  definitive  form. Upon receipt by the
Certificate  Registrar  of  instructions  from  the  Depository  directing  the  Certificate
Registrar to effect such exchange (such  instructions to contain  information  regarding the
Class of Certificates and the Certificate Principal Balance being exchanged,  the Depository
Participant  account to be debited with the decrease,  the registered holder of and delivery instructions for the Definitive  Certificate,  and any other information reasonably required by the Certificate  Registrar),  (i) the Certificate Registrar shall instruct the Depository to  reduce  the  related  Depository  Participant's  account  by the  aggregate  Certificate
Principal  Balance of the  Definitive  Certificate,  (ii) the Trustee  shall execute and the
Certificate  Registrar shall  authenticate and deliver,  in accordance with the registration and delivery instructions provided by the Depository,  a Definitive  Certificate  evidencing such Certificate  Owner's  Percentage  Interest in such Class of  Certificates and (iii) the
Trustee shall execute and the  Certificate  Registrar  shall  authenticate  a new Book-Entry
Certificate  reflecting the reduction in the aggregate Certificate Principal Balance of such
Class of Certificates by the amount of the Definitive Certificates.

            (v)   None of the Depositor,  the Master Servicer or the Trustee shall be liable for any actions taken by the Depository or its nominee,  including,  without limitation, any delay in delivery of any instructions  required under this Section 5.01 and may conclusively rely on, and shall be  protected  in relying on,  such  instructions.  Upon the  issuance of
Definitive Certificates,  the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c)   Each of the  Certificates is intended to be a "security"  governed by Article 8 of the
Uniform  Commercial  Code as in effect  in the  State of New York and any  other  applicable jurisdiction, to the extent that any of such laws may be applicable.

Section 5.02     Registration of Transfer and Exchange of Certificates.

(a)   The Trustee  shall cause to be kept at one of the offices or agencies to be  appointed by the Trustee in accordance with the provisions of  Section 8.12 a Certificate  Register in which,  subject to such  reasonable  regulations  as it may  prescribe,  the  Trustee  shall provide for the  registration of Certificates and of transfers and exchanges of Certificates as herein  provided.  The  Trustee is  initially  appointed  Certificate  Registrar  for the purpose of registering  Certificates  and transfers and exchanges of  Certificates as herein provided.  The  Certificate  Registrar,  or the Trustee,  shall provide the Master  Servicer with a  certified  list of  Certificateholders  as of each  Record Date prior to the related
Determination Date.

(b)   Upon  surrender  for  registration  of  transfer of any  Certificate  at any office or agency of the Trustee  maintained for such purpose pursuant to Section 8.12 and, in the case of any Class SB Certificate or Class R Certificate,  upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate  Registrar shall authenticate and deliver,  in the  name  of the  designated  transferee  or  transferees,  one  or  more  new
Certificates of a like Class and aggregate Percentage Interest.

(c)   At the  option of the  Certificateholders,  Certificates  may be  exchanged  for other
Certificates of authorized  denominations of a like Class and aggregate Percentage Interest, upon surrender of the  Certificates  to be exchanged at any such office or agency.  Whenever any  Certificates  are so  surrendered  for  exchange  the  Trustee  shall  execute  and the
Certificate  Registrar shall  authenticate  and deliver the Certificates of such Class which the  Certificateholder  making the  exchange  is  entitled  to  receive.  Every  Certificate presented or  surrendered  for transfer or exchange  shall (if so required by the Trustee or the  Certificate  Registrar) be duly endorsed by, or be accompanied by a written  instrument of transfer in form satisfactory to the Trustee and the Certificate  Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)   (i)   No transfer,  sale,  pledge or other  disposition  of a Class SB  Certificate or
Class R  Certificate  shall be made unless such transfer,  sale, pledge or other disposition is exempt from the  registration  requirements  of the  Securities  Act, and any  applicable state securities laws or is made in accordance with said Act and laws.

(ii)  Except as otherwise provided in this Section 5.02(d),  in the event that a transfer of a  Class SB  Certificate  or Class R  Certificate  is to be made,  (i) unless the  Depositor directs  the  Trustee  otherwise,  the Trustee  shall  require a written  Opinion of Counsel acceptable to and in form and substance  satisfactory  to the Trustee and the Depositor that such transfer may be made pursuant to an exemption,  describing the applicable exemption and the basis  therefor,  from said Act and laws or is being made pursuant to said Act and laws, which  Opinion  of  Counsel  shall not be an expense of the  Trustee,  the Trust  Fund,  the
Depositor or the Master  Servicer,  and (ii) the Trustee  shall  require the  transferee  to execute a  representation  letter,  substantially in the form of Exhibit I  hereto,  and the
Trustee shall require the transferor to execute a  representation  letter,  substantially in the form of Exhibit J hereto,  each acceptable to and in form and substance  satisfactory to the  Depositor  and the  Trustee  certifying  to the  Depositor  and the  Trustee  the facts surrounding  such  transfer,  which  representation  letters  shall not be an expense of the
Trustee,  the Trust Fund, the Depositor or the Master Servicer.  In lieu of the requirements set forth in the preceding sentence,  Class SB  Certificates or Class R  Certificates may be
made in  accordance  with  this  Section 5.02(d)  if the  prospective  transferee  of such a
Certificate  provides  the  Trustee  and  the  Master  Servicer  with an  investment  letter substantially in the form of Exhibit N-1  attached hereto, which investment letter shall not be an expense of the Trustee,  the Depositor,  or the Master Servicer,  and which investment letter states that,  among other things,  such  transferee (i) is a Qualified  Institutional
Buyer,  acting for its own account or the accounts of other Qualified  Institutional  Buyer, and (ii) is  aware  that the  proposed  transferor  intends  to rely on the  exemption  from registration  requirements  under the  Securities Act provided by Rule 144A. The Holder of a
Class SB Certificate or Class R Certificate  desiring to effect any transfer,  sale,  pledge or other disposition shall, and does hereby agree to, indemnify the Trustee,  the Depositor, the Master Servicer and the Certificate  Registrar  against any liability that may result if the  transfer,  sale,  pledge  or  other  disposition  is not so  exempt  or is not  made in accordance with such federal and state laws and this Agreement.

(e)   (i)   In the case of any Class SB or Class R Certificate  presented  for  registration in the name of any  Person,  either  (A) the  Trustee  shall  require  an Opinion of Counsel acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor and the
Master  Servicer  to the  effect  that the  purchase  or holding of such Class SB or Class R
Certificate  is  permissible  under  applicable  law,  will not  constitute or result in any non-exempt  prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the Code
(or comparable provisions of any subsequent  enactments),  and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in this  Agreement,  which  Opinion of Counsel  shall not be an  expense  of the  Trustee,  the
Depositor or the Master  Servicer,  or (B) the prospective  transferee  shall be required to provide the Trustee,  the Depositor  and the Master  Servicer  with a  certification  to the effect set forth in  Exhibit P  (with  respect to a Class SB  Certificate)  or in  paragraph fifteen of Exhibit H-1 (with respect to a Class R  Certificate),  which the Trustee may rely upon without further inquiry or investigation,  or such other  certifications as the Trustee may deem desirable or necessary in order to establish that such  transferee or the Person in whose name such  registration is requested is not an employee  benefit plan or other plan or arrangement  subject to the prohibited  transaction  provisions of ERISA or  Section 4975 of the Code, or any Person (including an insurance  company investing its general accounts,  an investment  manager,  a named  fiduciary  or a trustee of any such plan) who is using  "plan assets"  of any  such  plan to  effect  such  acquisition  (each of the  foregoing,  a "Plan
Investor").

            (ii)  Any  Transferee of a Class M Certificate  (or interest  therein)  acquired after  termination of the Swap Agreement will be deemed to have represented by virtue of its purchase  or  holding  of such  Certificate  (or  interest  therein)  that  either  (a) such
Transferee is not a Plan  Investor,  (b) it has acquired and is holding such  Certificate in reliance on U.S.  Department of Labor  Prohibited  Transaction  Exemption  ("PTE") 94-29, as
most  recently  amended  by PTE  2002-41,  67 Fed.  Reg.  54487  (Aug.  22,  2002) (the "RFC
Exemption"),  and that it understands that there are certain  conditions to the availability of the RFC  Exemption,  including  that  such  Certificate  must be  rated,  at the  time of purchase,  not lower than "BBB-" (or its equivalent) by Fitch,  Standard & Poor's or Moody's or (c) (x) such  Transferee  is an  insurance  company,  (y) the  source  of  funds  used to purchase or hold such  Certificate  (or interest  therein) is an "insurance  company general account" (as defined in Prohibited  Transaction Class Exemption ("PTCE") 95-60), and (z) the
conditions  set forth in Sections I and III of PTCE 95-60 have been  satisfied  (each entity that satisfies this clause (c), a "Complying Insurance Company").

            (iii) If any Class M Certificate  (or any interest  therein) is acquired or held by any Person that does not satisfy the conditions  described in paragraph (ii) above,  then the last  preceding  Transferee  that either (x) is not a Plan  Investor,  (y) acquired such
Certificate  in compliance  with the RFC Exemption or (z) is a Complying  Insurance  Company
shall be  restored,  to the  extent  permitted  by law,  to all rights  and  obligations  as
Certificate  Owner  thereof  retroactive  to the  date of  such  Transfer  of  such  Class M
Certificate.  The Trustee  shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

            (iv)  Any purported  Certificate Owner whose acquisition or holding of any Class
SB or  Class  M  Certificate  (or  interest  therein)  was  effected  in  violation  of  the restrictions in this  Section 5.02(e)  shall indemnify and hold harmless the Depositor,  the
Trustee, the Master Servicer,  any Subservicer,  any underwriter and the Trust Fund from and against any and all  liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

            (v)   Each Holder of a Certificate  or any interest  therein  acquired as of any date prior to the  termination of the Swap Agreement that is a Plan Investor shall be deemed to have  represented,  by its  acquisition  or holding of such  Certificate  or any interest therein,  that at least one of PTCE 84-14,  90-1, 91-38,  95-60 or 96-23 or other applicable exemption applies to such Holder's right to receive payments from the Supplemental  Interest
Trust.

            (vi)  Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate or interest therein that such Certificate, at the time of purchase, is rated not lower than "BBB-" (or its equivalent) by Fitch, Standard & Poors or Moodys.

(f)   (i)   Each  Person  who  has or who  acquires  any  Ownership  Interest  in a  Class R
Certificate  shall be deemed by the acceptance or acquisition of such Ownership  Interest to have agreed to be bound by the following  provisions and to have irrevocably  authorized the
Trustee or its designee under clause  (iii)(A)  below to deliver  payments to a Person other than such Person and to negotiate  the terms of any  mandatory  sale under  clause  (iii)(B)
below and to execute all  instruments  of transfer and to do all other  things  necessary in connection  with any such sale. The rights of each Person  acquiring any Ownership  Interest in a Class R Certificate are expressly subject to the following provisions:

                     (A)   Each Person  holding or  acquiring  any  Ownership  Interest in a
Class R  Certificate  shall be a Permitted  Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                     (B)   In  connection  with  any  proposed  Transfer  of  any  Ownership
Interest in a Class R  Certificate,  the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,

                        (I)   an  affidavit  and   agreement  (a  "Transfer   Affidavit  and
Agreement," in the form attached hereto as  Exhibit H-1)  from the proposed  Transferee,  in form and substance satisfactory to the Master Servicer,  representing and warranting,  among other  things,  that it is a Permitted  Transferee,  that it is not  acquiring its Ownership
Interest  in the  Class R  Certificate  that is the  subject of the  proposed  Transfer as a nominee,  trustee  or agent for any Person who is not a  Permitted  Transferee,  that for so long as it retains its  Ownership  Interest in a Class R  Certificate,  it will  endeavor to
remain  a  Permitted   Transferee,   and  that  it  has  reviewed  the  provisions  of  this
Section 5.02(f) and agrees to be bound by them, and

                        (II)  a  certificate,  in the form attached  hereto as  Exhibit H-2, from the  Holder  wishing  to  transfer  the  Class R  Certificate,  in form  and  substance satisfactory to the Master Servicer,  representing and warranting,  among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                     (C)   Notwithstanding   the  delivery  of  a  Transfer   Affidavit  and
Agreement by a proposed  Transferee under clause (B) above, if a Responsible  Officer of the
Trustee who is assigned to this Agreement has actual knowledge that the proposed  Transferee is  not  a  Permitted  Transferee,  no  Transfer  of  an  Ownership  Interest  in a  Class R
Certificate to such proposed Transferee shall be effected.

                     (D)   Each Person  holding or  acquiring  any  Ownership  Interest in a
Class R  Certificate shall agree (x) to require a Transfer  Affidavit and Agreement from any other Person to whom such Person  attempts to transfer its  Ownership  Interest in a Class R
Certificate and (y) not to transfer its Ownership  Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

                     (E)   Each  Person  holding or  acquiring  an  Ownership  Interest in a
Class R  Certificate,  by purchasing an Ownership  Interest in such  Certificate,  agrees to give the Trustee  written  notice that it is a  "pass-through  interest  holder"  within the meaning of  Temporary  Treasury  Regulations  Section 1.67-3T(a)(2)(i)(A)  immediately  upon acquiring  an  Ownership  Interest  in a Class R  Certificate,  if it is, or is  holding  an
Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii)  The Trustee shall  register the Transfer of any Class R  Certificate  only if it shall have  received the Transfer  Affidavit  and  Agreement,  a  certificate  of the Holder requesting  such transfer in the form attached  hereto as Exhibit H-2  and all of such other documents as shall have been  reasonably  required by the Trustee as a condition to such  registration.  Transfers of the Class R  Certificates  to  Non-United  States
      Persons and Disqualified  Organizations (as defined in Section 860E(e)(5) of the Code)
      are prohibited.

                     (A)   If any  Disqualified  Organization  shall  become a  holder  of a
Class R Certificate,  then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof  retroactive to the date of registration of such Transfer of such Class R  Certificate.  If a Non-United  States
Person  shall  become a holder  of a Class R  Certificate,  then the last  preceding  United
States  Person  shall be  restored,  to the  extent  permitted  by law,  to all  rights  and obligations as Holder thereof  retroactive to the date of  registration  of such Transfer of such Class R  Certificate.  If a transfer of a Class R  Certificate is disregarded  pursuant to the provisions of Treasury  Regulations  Section 1.860E-1 or  Section 1.860G-3,  then the last preceding  Permitted  Transferee shall be restored,  to the extent permitted by law, to all rights and  obligations as Holder thereof  retroactive  to the date of  registration  of such  Transfer of such Class R  Certificate.  The Trustee shall be under no liability to any
Person  for any  registration  of  Transfer  of a  Class R  Certificate  that is in fact not permitted by this  Section 5.02(f) or for making any payments due on such Certificate to the holder  thereof  or for taking  any other  action  with  respect  to such  holder  under the provisions of this Agreement.

                     (B)   If any  purported  Transferee  shall become a Holder of a Class R
Certificate in violation of the restrictions in this  Section 5.02(f) and to the extent that the  retroactive  restoration  of the rights of the Holder of such  Class R  Certificate  as described in clause  (iii)(A)  above shall be invalid,  illegal or  unenforceable,  then the
Master  Servicer  shall have the right,  without notice to the holder or any prior holder of such Class R  Certificate,  to sell such Class R  Certificate to a purchaser selected by the
Master Servicer on such terms as the Master Servicer may choose.  Such purported  Transferee shall  promptly  endorse  and  deliver  each  Class R  Certificate  in  accordance  with the instructions  of the Master  Servicer.  Such purchaser may be the Master  Servicer itself or any  Affiliate of the Master  Servicer.  The proceeds of such sale,  net of the  commissions
(which may include commissions  payable to the Master Servicer or its Affiliates),  expenses and  taxes  due,  if  any,  will be  remitted  by the  Master  Servicer  to  such  purported
Transferee.  The terms and  conditions  of any sale  under  this  clause  (iii)(B)  shall be determined in the sole discretion of the Master Servicer,  and the Master Servicer shall not be liable to any Person having an Ownership  Interest in a Class R  Certificate  as a result of its exercise of such discretion.

(iii) The Master  Servicer,  on behalf of the Trustee,  shall make  available,  upon written request from the Trustee, all information necessary to compute any tax imposed

                     (A)   as a  result  of  the  Transfer  of an  Ownership  Interest  in a
Class R  Certificate  to  any  Person  who is a  Disqualified  Organization,  including  the information  regarding  "excess  inclusions"  of such  Class R  Certificates  required to be provided  to the  Internal  Revenue  Service and certain  Persons as  described  in Treasury
Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and

                     (B)   as a result of any  regulated  investment  company,  real  estate investment trust, common trust fund,  partnership,  trust, estate or organization  described in  Section 1381  of the Code that  holds an  Ownership  Interest  in a Class R  Certificate having  as  among  its  record  holders  at  any  time  any  Person  who  is a  Disqualified
Organization.  Reasonable  compensation  for providing such  information  may be required by the Master Servicer from such Person.

(iv)  The  provisions  of this  Section 5.02(f)  set forth  prior to this clause (iv) may be modified,  added to or  eliminated,  provided that there shall have been  delivered to the Trustee the following:

                     (A)   written  notification  from each Rating Agency to the effect that the  modification,  addition to or elimination of such provisions will not cause such Rating
Agency to  downgrade  its  then-current  ratings,  if any,  of the Class A  Certificates  or
Class M  Certificates  below the lower of the then-current  rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                     (B)   a  certificate  of the Master  Servicer  stating  that the Master
Servicer  has  received an Opinion of Counsel,  in form and  substance  satisfactory  to the
Master  Servicer,  to the  effect  that such  modification,  addition  to or absence of such provisions  will not cause any REMIC  created  hereunder  to cease to qualify as a REMIC and will not cause (x) any REMIC created  hereunder to be subject to an entity-level  tax caused by the Transfer of any Class R  Certificate to a Person that is a Disqualified  Organization or (y) a Certificateholder  or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g)   No service  charge shall be made for any transfer or exchange of  Certificates  of any
Class,  but the  Trustee  may  require  payment  of a sum  sufficient  to  cover  any tax or governmental  charge  that may be imposed in  connection  with any  transfer  or exchange of
Certificates.

(h)   All  Certificates  surrendered  for transfer  and  exchange  shall be destroyed by the
Certificate Registrar.

Section 5.03     Mutilated, Destroyed, Lost or Stolen Certificates.

      If (i) any mutilated Certificate is surrendered to the Certificate  Registrar,  or the
Trustee  and the  Certificate  Registrar  receive  evidence  to  their  satisfaction  of the destruction,  loss or theft of any  Certificate,  and (ii) there is delivered to the Trustee and the Certificate  Registrar such security or indemnity as may be required by them to save each of them  harmless,  then,  in the absence of notice to the  Trustee or the  Certificate
Registrar  that such  Certificate  has been acquired by a bona fide  purchaser,  the Trustee shall execute and the Certificate  Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated,  destroyed, lost or stolen Certificate,  a new Certificate of like tenor,  Class and  Percentage  Interest  but bearing a number not  contemporaneously outstanding.  Upon the issuance of any new Certificate  under this Section,  the Trustee may require the payment of a sum sufficient to cover any tax or other  governmental  charge that may be imposed in relation  thereto and any other expenses  (including the fees and expenses
of  the  Trustee  and  the  Certificate   Registrar)  connected  therewith.   Any  duplicate
Certificate  issued  pursuant to this  Section shall  constitute  complete and  indefeasible evidence of ownership in the Trust Fund, as if originally  issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04     Persons Deemed Owners.

      Prior  to  due  presentation  of a  Certificate  for  registration  of  transfer,  the
Depositor,  the Master Servicer, the Trustee, the Certificate Registrar and any agent of the
Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar  may treat the
Person in whose name any Certificate is registered as the owner of such  Certificate for the purpose of  receiving  distributions  pursuant to  Section 4.02  and for all other  purposes whatsoever,  except as and to the extent provided in the definition of  "Certificateholder,"
and neither the Depositor,  the Master Servicer,  the Trustee, the Certificate Registrar nor
any agent of the Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar
shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05     Appointment of Paying Agent.

      The  Trustee may appoint a Paying  Agent for the  purpose of making  distributions  to
Certificateholders  pursuant to Section 4.02.  In the event of any such  appointment,  on or prior to each  Distribution  Date the Master Servicer on behalf of the Trustee shall deposit or cause to be  deposited  with the Paying  Agent a sum  sufficient  to make the payments to
Certificateholders  in the amounts and in the manner provided for in Section 4.02,  such sum to be held in trust for the  benefit of  Certificateholders.  The  Trustee  shall cause each
Paying Agent to execute and deliver to the Trustee an  instrument in which such Paying Agent shall  agree with the Trustee  that such Paying  Agent will hold all sums held by it for the payment to  Certificateholders in trust for the benefit of the  Certificateholders  entitled thereto until such sums shall be paid to such  Certificateholders.  Any sums so held by such
Paying  Agent  shall be held  only in  Eligible  Accounts  to the  extent  such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

ARTICLE VI

                           THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01     Respective Liabilities of the Depositor and the Master Servicer.

      The Depositor  and the Master  Servicer  shall each be liable in  accordance  herewith only to the  extent  of the  obligations  specifically  and  respectively  imposed  upon and undertaken by the Depositor and the Master Servicer  herein.  By way of illustration and not limitation,  the  Depositor  is not  liable  for the  servicing  and  administration  of the
Mortgage  Loans,  nor is it  obligated  by  Section 7.01  or  Section 10.01  to  assume  any obligations of the Master Servicer or to appoint a designee to assume such obligations,  nor is it liable  for any other  obligation  hereunder  that it may,  but is not  obligated  to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02     Merger  or  Consolidation  of the  Depositor  or  the  Master  Servicer;
                 Assignment of Rights and Delegation of Duties by Master Servicer.

(a)   The Depositor and the Master  Servicer  shall each keep in full effect its  existence, rights and franchises as a corporation  under the laws of the state of its incorporation and as  a  limited  liability  company  under  the  laws  of  the  state  of  its  organization, respectively,  and will each  obtain and  preserve  its  qualification  to do  business as a foreign  corporation or other Person in each jurisdiction in which such  qualification is or shall be  necessary  to protect the  validity  and  enforceability  of this  Agreement,  the
Certificates  or any of the Mortgage Loans and to perform its  respective  duties under this
Agreement.

(b)   Any  Person  into  which  the  Depositor  or the  Master  Servicer  may be  merged  or converted or with which it may be  consolidated,  or any Person  resulting  from any merger, conversion or  consolidation to which the Depositor or the Master Servicer shall be a party, or any Person  succeeding to the business of the Depositor or the Master Servicer,  shall be the  successor  of the  Depositor  or the Master  Servicer,  as the case may be,  hereunder, without  the  execution  or filing of any paper or any further act on the part of any of the parties hereto, anything in this Section 6.02(b) to the contrary notwithstanding;  provided, however,  that the successor or surviving  Person to the Master  Servicer shall be qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that the Master  Servicer (or the Depositor,  as applicable)  shall notify each Rating Agency and the Trustee in writing of any such  merger,  conversion  or  consolidation  at least 30 days prior to the effective date of such event.

(c)   Notwithstanding  anything else in this  Section 6.02 and Section 6.04 to the contrary, the Master  Servicer  may assign its rights and delegate  its duties and  obligations  under this Agreement;  provided that the Person accepting such assignment or delegation shall be a
Person which is qualified to service  mortgage loans on behalf of Fannie Mae or Freddie Mac, is  reasonably  satisfactory  to the  Trustee and the  Depositor,  is willing to service the
Mortgage  Loans and executes and delivers to the Depositor and the Trustee an agreement,  in form and substance reasonably  satisfactory to the Depositor and the Trustee, which contains an  assumption  by such Person of the due and punctual  performance  and  observance of each covenant  and  condition  to be  performed  or  observed by the Master  Servicer  under this
Agreement;  provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect  immediately prior to such assignment and delegation will not be  qualified,  reduced or  withdrawn  as a result of such  assignment  and  delegation  (as evidenced  by a letter to such  effect  from each  Rating  Agency).  In the case of any such assignment and delegation,  the Master Servicer shall be released from its obligations under this Agreement,  except that the Master Servicer shall remain liable for all liabilities and obligations  incurred by it as Master Servicer  hereunder  prior to the  satisfaction of the conditions to such  assignment  and  delegation  set forth in the next  preceding  sentence.
Notwithstanding  the  foregoing,  in the  event  of a pledge  or  assignment  by the  Master
Servicer   solely  of  its  rights  to   purchase   all  assets  of  the  Trust  Fund  under
Section 9.01(a)  (or,  if so  specified  in  Section 9.01(a),  its  rights to  purchase  the
Mortgage  Loans and  property  acquired  related  to such  Mortgage  Loans or its  rights to purchase the  Certificates  related  thereto),  the  provisos of the first  sentence of this paragraph will not apply.

Section 6.03     Limitation on Liability of the Depositor, the Master Servicer and Others.

      None  of the  Depositor,  the  Master  Servicer  or any  of the  directors,  officers, employees or agents of the Depositor or the Master  Servicer shall be under any liability to the Trust Fund or the  Certificateholders  for any action taken or for  refraining  from the taking of any action in good faith  pursuant to this  Agreement,  or for errors in judgment;
provided,  however, that this provision shall not protect the Depositor, the Master Servicer or any such Person  against any breach of  warranties,  representations  or  covenants  made herein or any liability which would  otherwise be imposed by reason of willful  misfeasance, bad faith or gross  negligence  in the  performance  of  duties  or by  reason  of  reckless disregard of obligations and duties  hereunder.  The Depositor,  the Master Servicer and any director,  officer,  employee or agent of the  Depositor or the Master  Servicer may rely in good faith on any document of any kind prima facie  properly  executed and  submitted by any
Person  respecting any matters  arising  hereunder.  The Depositor,  the Master Servicer and any director,  officer,  employee or agent of the Depositor or the Master  Servicer shall be indemnified  by the Trust Fund and held  harmless  against  any loss,  liability  or expense
incurred  in  connection   with  any  legal  action   relating  to  this  Agreement  or  the
Certificates,  other than any loss,  liability or expense  related to any specific  Mortgage
Loan or Mortgage  Loans  (except as any such loss,  liability or expense  shall be otherwise reimbursable  pursuant to this  Agreement)  and any loss,  liability or expense  incurred by reason of willful  misfeasance,  bad faith or gross  negligence in the performance of duties hereunder or by reason of reckless  disregard of obligations and duties  hereunder.  Neither the Depositor nor the Master Servicer shall be under any obligation to appear in,  prosecute or defend any legal or  administrative  action,  proceeding,  hearing or examination that is not  incidental to its  respective  duties under this Agreement and which in its opinion may involve it in any expense or liability;  provided, however, that the Depositor or the Master
Servicer  may  in  its  discretion  undertake  any  such  action,  proceeding,   hearing  or
examination  that it may deem  necessary or desirable in respect to this  Agreement  and the rights  and  duties  of the  parties  hereto  and the  interests  of the  Certificateholders hereunder. In such event, the legal expenses and costs of such action,  proceeding,  hearing or  examination  and  any  liability  resulting  therefrom  shall  be  expenses,  costs  and liabilities of the Trust Fund,  and the Depositor and the Master  Servicer shall be entitled to be reimbursed  therefor out of amounts  attributable  to the Mortgage Loans on deposit in the  Custodial  Account  as  provided  by  Section 3.10  and,  on the  Distribution  Date(s)
following  such  reimbursement,  the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled  thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04     Depositor and Master Servicer Not to Resign.

      Subject to the  provisions  of  Section 6.02,  neither  the  Depositor  nor the Master
Servicer  shall  resign from its  respective  obligations  and duties  hereby  imposed on it except  upon  determination  that its  duties  hereunder  are no  longer  permissible  under applicable  law. Any such  determination  permitting the resignation of the Depositor or the
Master  Servicer  shall be  evidenced  by an  Opinion  of  Counsel  (at the  expense  of the resigning  party) to such  effect  delivered  to the  Trustee.  No such  resignation  by the
Master Servicer shall become effective until the Trustee or a successor  servicer shall have
assumed  the  Master  Servicer's   responsibilities   and  obligations  in  accordance  with
Section 7.02.

ARTICLE VII

                                          DEFAULT

Section 7.01     Events of Default.

      Event  of  Default,  wherever  used  herein,  means  any one of the  following  events
(whatever  reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by  operation  of law or  pursuant  to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)   the Master  Servicer shall fail to distribute or cause to be distributed to Holders of
      Certificates of any Class any  distribution required to be made under the terms of the
      Certificates  of such Class and this Agreement and, in either case, such failure shall continue  unremedied  for a period of 5 days after the date upon which written  notice of such failure,  requiring such failure to be remedied,  shall have been given to the
      Master  Servicer  by the  Trustee  or the  Depositor  or to the Master  Servicer,  the
      Depositor  and the Trustee by the  Holders of  Certificates  of such  Class evidencing
      Percentage Interests aggregating not less than 25%; or

(ii)  the Master  Servicer  shall fail to observe  or perform in any  material  respect  any other of the covenants or agreements on the part of the Master  Servicer  contained in the  Certificates  of any Class or in this  Agreement and such failure shall  continue unremedied  for a period of 30 days  (except that such number  of days  shall be 15 in the case of a failure to pay the premium for any Required  Insurance Policy) after the date on which  written  notice of such  failure,  requiring  the same to be  remedied, shall have been given to the Master  Servicer by the Trustee or the  Depositor,  or to
      the Master  Servicer,  the Depositor and the Trustee by the Holders of Certificates of
      any  Class evidencing,  as to such Class,  Percentage  Interests  aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory  authority  having  jurisdiction in the premises in an  involuntary  case under any present or future  federal or state bankruptcy,  insolvency  or similar law or  appointing  a  conservator  or receiver or liquidator  in any  insolvency,  readjustment  of  debt,  marshalling  of  assets  and liabilities  or similar  proceedings,  or for the  winding-up  or  liquidation  of its affairs,  shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)  the Master  Servicer shall consent to the  appointment of a conservator or receiver or liquidator  in any  insolvency,  readjustment  of  debt,  marshalling  of  assets  and liabilities,  or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v)   the Master  Servicer  shall admit in writing its inability to pay its debts  generally as they become  due,  file a petition  to take  advantage  of, or commence a voluntary case under, any applicable  insolvency or reorganization  statute,  make an assignment for the benefit of its creditors,  or voluntarily  suspend payment of its obligations;
      or

(vi)  the Master Servicer shall notify the Trustee  pursuant to  Section 4.04(b)  that it is unable to deposit in the Certificate Account an amount equal to the Advance.

      If an Event of Default  described  in clauses  (i)-(v)  of this  Section shall  occur, then,  and in each and every such case, so long as such Event of Default shall not have been remedied,  either  the  Depositor  or the  Trustee  shall at the  direction  of  Holders  of
Certificates  entitled  to at least 51% of the  Voting  Rights by notice in  writing  to the
Master  Servicer (and to the Depositor if given by the Trustee or to the Trustee if given by the  Depositor),  terminate all of the rights and  obligations of the Master  Servicer under this  Agreement and in and to the Mortgage  Loans and the proceeds  thereof,  other than its rights as a Certificateholder  hereunder;  provided, however, that a successor to the Master
Servicer is appointed  pursuant to  Section 7.02  and such successor  Master  Servicer shall have accepted the duties of Master  Servicer  effective  upon the  resignation of the Master
Servicer.  If an Event of Default  described in clause (vi) hereof shall occur,  the Trustee shall, by notice to the Master Servicer and the Depositor,  immediately terminate all of the rights  and  obligations  of the Master  Servicer  under  this  Agreement  and in and to the
Mortgage  Loans and the  proceeds  thereof,  other  than its  rights as a  Certificateholder hereunder  as provided in  Section 4.04(b).  On or after the receipt by the Master  Servicer of such  written  notice,  all  authority  and  power  of the  Master  Servicer  under  this
Agreement,  whether with respect to the Certificates (other than as a Holder thereof) or the
Mortgage  Loans or  otherwise,  shall subject to  Section 7.02  pass to and be vested in the
Trustee  or  the  Trustee's  designee  appointed  pursuant  to  Section 7.02;  and,  without limitation,  the Trustee is hereby  authorized  and  empowered  to execute and  deliver,  on behalf of the Master Servicer,  as attorney-in-fact or otherwise,  any and all documents and other  instruments,  and  to  do or  accomplish  all  other  acts  or  things  necessary  or appropriate  to effect the purposes of such notice of  termination,  whether to complete the transfer and  endorsement  or assignment  of the Mortgage  Loans and related  documents,  or otherwise.  The Master  Servicer  agrees to cooperate  with the Trustee (or its designee) as
successor   Master  Servicer  in  effecting  the   termination  of  the  Master   Servicer's
responsibilities and rights hereunder,  including,  without limitation,  the transfer to the
Trustee or its designee  for  administration  by it of all cash  amounts  which shall at the time be  credited to the  Custodial  Account or the  Certificate  Account or  thereafter  be received with respect to the Mortgage  Loans. No such  termination  shall release the Master
Servicer for any liability  that it would  otherwise  have hereunder for any act or omission prior to the effective  time of such  termination.  Notwithstanding  any  termination of the activities of Residential Funding in its capacity as Master Servicer hereunder,  Residential
Funding shall be entitled to receive,  out of any late  collection of a Monthly Payment on a
Mortgage Loan which was due prior to the notice  terminating  Residential  Funding's  rights and  obligations as Master Servicer  hereunder and received after such notice,  that portion to which  Residential  Funding  would have been entitled  pursuant to Sections  3.10(a)(ii),
(vi) and (vii) as well as its  Servicing  Fee in  respect  thereof,  and any  other  amounts payable to  Residential  Funding  hereunder  the  entitlement  to which  arose  prior to the termination  of its activities  hereunder.  Upon the  termination of Residential  Funding as
Master Servicer  hereunder the Depositor shall deliver to the Trustee,  as successor  Master
Servicer, a copy of the Program Guide.

Section 7.02......Trustee or Depositor to Act; Appointment of Successor.

(a)   On and after the time the Master  Servicer  receives a notice of termination  pursuant to Section 7.01 or resigns in accordance with  Section 6.04,  the Trustee or, upon notice to the Depositor and with the Depositor's consent (which shall not be unreasonably  withheld) a designee (which meets the standards set forth below) of the Trustee,  shall be the successor in all respects to the Master  Servicer in its capacity as servicer under this Agreement and the  transactions  set  forth  or  provided  for  herein  and  shall be  subject  to all the responsibilities,  duties and  liabilities  relating  thereto placed on the Master  Servicer
(except for the  responsibilities,  duties and  liabilities  contained in Sections  2.02 and
2.03(a),  excluding the duty to notify related  Subservicers  as set forth in such Sections, and its  obligations to deposit  amounts in respect of losses  incurred prior to such notice or  termination  on the  investment  of funds in the  Custodial  Account or the  Certificate
Account  pursuant to  Sections  3.07(c)  and  4.01(c) by the terms and  provisions  hereof);
provided,  however,  that any failure to perform such duties or  responsibilities  caused by the preceding  Master  Servicer's  failure to provide  information  required by Section 4.04 shall not be  considered a default by the Trustee  hereunder as successor  Master  Servicer.
As compensation  therefor, the Trustee as successor Master Servicer shall be entitled to all funds relating to the Mortgage  Loans which the Master  Servicer would have been entitled to charge to the  Custodial  Account or the  Certificate  Account if the  Master  Servicer  had
continued  to act  hereunder  and,  in  addition,  shall be  entitled to the income from any
Permitted  Investments  made with amounts  attributable  to the  Mortgage  Loans held in the
Custodial  Account or the  Certificate  Account.  If the Trustee has become the successor to the Master Servicer in accordance with  Section 6.04 or Section 7.01,  then  notwithstanding the above,  the Trustee may, if it shall be  unwilling to so act, or shall,  if it is unable to so  act,  appoint,  or  petition  a court  of  competent  jurisdiction  to  appoint,  any established  housing  and home  finance  institution,  which is also a Fannie Mae or Freddie
Mac-approved  mortgage  servicing  institution,   having  a  net  worth  of  not  less  than
$10,000,000  as the successor to the Master  Servicer  hereunder in the assumption of all or any part of the  responsibilities,  duties or liabilities of the Master Servicer  hereunder.
Pending  appointment  of a successor to the Master  Servicer  hereunder,  the Trustee  shall become  successor  to the Master  Servicer  and shall act in such  capacity  as  hereinabove provided.  In connection with such  appointment  and  assumption,  the Trustee may make such arrangements  for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree;  provided,  however,  that no such compensation  shall be in excess of that permitted the initial Master Servicer hereunder.  The Depositor, the Trustee, the Custodian and such successor shall take such action,  consistent with this Agreement, as shall be  necessary  to  effectuate  any such  succession.  Any  successor  Master  Servicer appointed  pursuant to this Section 7.02  shall not receive a Servicing Fee with respect any
Mortgage Loan not directly  serviced by the Master  Servicer on which the  Subservicing  Fee
(i)  accrues at a rate of less than 0.50% per annum and (ii) has to be  increased  to a rate of 0.50%  per  annum in order to hire a  Subservicer.  The  Master  Servicer  shall  pay the reasonable expenses of the Trustee in connection with any servicing transfer hereunder.

(b)   In connection with the  termination or resignation of the Master  Servicer  hereunder, either (i) the successor Master Servicer,  including the Trustee if the Trustee is acting as successor Master  Servicer,  shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material  respects  with the rules and  procedures of MERS in connection  with the  servicing of the Mortgage  Loans that are  registered  with
MERS, in which case the  predecessor  Master  Servicer  shall  cooperate  with the successor
Master  Servicer in causing  MERS to revise its records to reflect the transfer of servicing to the successor  Master  Servicer as necessary under MERS' rules and  regulations,  or (ii)
the  predecessor  Master  Servicer  shall  cooperate with the successor  Master  Servicer in causing  MERS to execute  and  deliver an  assignment  of  Mortgage  in  recordable  form to transfer  the  Mortgage  from MERS to the  Trustee  and to execute  and  deliver  such other notices,  documents  and other  instruments  as may be  necessary  or  desirable to effect a transfer of such  Mortgage  Loan or servicing of such  Mortgage  Loan on the MERS(R)System to the successor  Master  Servicer.  The predecessor  Master Servicer shall file or cause to be filed any such  assignment in the  appropriate  recording  office.  The  predecessor  Master
Servicer  shall  bear any and all  fees of  MERS,  costs of  preparing  any  assignments  of
Mortgage,  and fees and costs of filing any  assignments  of  Mortgage  that may be required under this subsection  (b). The successor  Master Servicer shall cause such assignment to be delivered  to the  Trustee or the  Custodian  promptly  upon  receipt of the  original  with evidence of recording  thereon or a copy certified by the public  recording  office in which such assignment was recorded.

Section 7.03......Notification to Certificateholders.

(a)   Upon any such  termination or appointment of a successor to the Master  Servicer,  the
Trustee shall give prompt written notice thereof to  Certificateholders  at their respective addresses appearing in the Certificate Register.

(b)   Within  60 days  after the  occurrence  of any Event of  Default,  the  Trustee  shall transmit  by mail to all  Holders  of  Certificates  notice  of each such  Event of  Default hereunder  known to the  Trustee,  unless  such  Event of  Default  shall have been cured or waived as provided in Section 7.04 hereof.

Section 7.04......Waiver of Events of Default.

      The Holders  representing at least 66% of the Voting Rights of  Certificates  affected by a default  or Event of  Default  hereunder  may waive any  default  or Event of  Default;
provided,  however,  that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of  Certificates  affected by such default or Event of Default  and (b) no waiver  pursuant  to this  Section 7.04  shall  affect the Holders of
Certificates in the manner set forth in  Section 11.01(b)(i),  (ii) or (iii).  Upon any such waiver  of a  default  or  Event  of  Default  by the  Holders  representing  the  requisite percentage  of Voting Rights of  Certificates  affected by such default or Event of Default, such  default  or Event of  Default  shall  cease to exist  and shall be deemed to have been remedied for every  purpose  hereunder.  No such waiver shall  extend to any  subsequent  or other  default  or Event of Default or impair  any right  consequent  thereon  except to the extent expressly so waived.

ARTICLE VIII

                                   CONCERNING THE TRUSTEE

Section 8.01......Duties of Trustee.

(a)   The Trustee,  prior to the  occurrence  of an Event of Default and after the curing of all Events of Default  which may have  occurred,  undertakes to perform such duties and only such duties as are  specifically  set forth in this  Agreement.  In case an Event of Default has occurred  (which has not been cured or waived),  the Trustee shall  exercise such of the rights and powers vested in it by this Agreement,  and use the same degree of care and skill in their exercise as a prudent  investor would  exercise or use under the  circumstances  in the conduct of such investor's own affairs.

(b)   The Trustee,  upon receipt of all  resolutions,  certificates,  statements,  opinions, reports,  documents,  orders  or  other  instruments  furnished  to the  Trustee  which  are specifically  required to be furnished  pursuant to any provision of this  Agreement,  shall examine them to determine  whether they conform to the  requirements of this Agreement.  The
Trustee shall notify the  Certificateholders  of any such documents  which do not materially conform  to the  requirements  of this  Agreement  in the event that the  Trustee,  after so requesting,  does not receive satisfactorily  corrected documents. The Trustee shall forward or cause to be forwarded in a timely fashion the notices,  reports and  statements  required to be forwarded  by the Trustee  pursuant to Sections  4.03,  7.03,  and 10.01.  The Trustee shall  furnish in a timely  fashion to the Master  Servicer such  information  as the Master
Servicer may  reasonably  request  from time to time for the Master  Servicer to fulfill its duties as set forth in this  Agreement.  The  Trustee  covenants  and  agrees  that it shall perform its  obligations  hereunder  in a manner so as to maintain  the status of each REMIC created  hereunder as a REMIC under the REMIC  Provisions and (subject to  Section 10.01(f))
to prevent the  imposition of any federal,  state or local income,  prohibited  transaction, contribution or other tax on the Trust Fund to the extent that  maintaining  such status and avoiding  such taxes are  reasonably  within the control of the  Trustee and are  reasonably within the scope of its duties under this Agreement.

(c)   No  provision  of this  Agreement  shall be  construed  to relieve  the  Trustee  from liability for its own negligent action,  its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)   Prior to the occurrence of an Event of Default,  and after the curing or waiver of all such Events of Default  which may have  occurred,  the duties and  obligations  of the
      Trustee shall be determined  solely by the express  provisions of this Agreement,  the
      Trustee shall not be liable except for the  performance of such duties and obligations as are specifically set forth in this Agreement,  no implied  covenants or obligations shall be read into this  Agreement  against  the  Trustee  and,  in the absence of bad faith on the part of the Trustee,  the Trustee may conclusively  rely, as to the truth of the statements  and the  correctness of the opinions  expressed  therein,  upon any certificates  or  opinions  furnished  to the Trustee by the  Depositor  or the Master
      Servicer  and  which  on  their  face,  do not  contradict  the  requirements  of this
      Agreement;

(ii)  The  Trustee  shall not be  personally  liable for an error of  judgment  made in good faith by a  Responsible  Officer or  Responsible  Officers of the  Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken,  suffered or omitted to be taken by it in good faith in  accordance  with the  direction  of the
      Certificateholders   holding   Certificates  which  evidence,   Percentage   Interests
      aggregating  not less than 25% of the  affected  Classes  as to the time,  method  and place of  conducting  any  proceeding  for any remedy  available  to the  Trustee,  or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)  The Trustee shall not be charged with  knowledge of any default  (other than a default in payment to the  Trustee)  specified in clauses (i) and (ii) of  Section 7.01  or an
      Event  of  Default  under  clauses  (iii),  (iv)  and  (v) of  Section 7.01  unless  a
      Responsible  Officer of the Trustee  assigned to and  working in the  Corporate  Trust
      Office  obtains  actual  knowledge  of such  failure or event or the Trustee  receives written notice of such failure or event at its Corporate  Trust Office from the Master
      Servicer, the Depositor or any Certificateholder; and

(v)   Except to the extent  provided in  Section 7.02,  no provision in this Agreement shall require the Trustee to expend or risk its own funds  (including,  without  limitation, the making of any Advance) or otherwise incur any personal financial  liability in the performance  of any of its duties as Trustee  hereunder,  or in the exercise of any of its rights or powers, if the Trustee shall have reasonable  grounds for believing that repayment  of funds or  adequate  indemnity  against  such  risk or  liability  is not reasonably assured to it.

(d)   The Trustee shall timely pay,  from its own funds,  the amount of any and all federal, state and local  taxes  imposed on the Trust Fund or its assets or  transactions  including, without limitation,  (A) "prohibited  transaction"  penalty taxes as defined in Section 860F of the  Code,  if,  when  and  as  the  same  shall  be due  and  payable,  (B)  any  tax on contributions to a REMIC after the Closing Date imposed by  Section 860G(d)  of the Code and
(C) any tax on "net income from foreclosure  property" as defined in  Section 860G(c) of the
Code,  but only if such  taxes  arise  out of a breach  by the  Trustee  of its  obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02......Certain Matters Affecting the Trustee.

(a)   Except as otherwise provided in Section 8.01:

(i)   The Trustee may rely and shall be protected in acting or  refraining  from acting upon
      any  resolution,   Officers'  Certificate,   certificate  of  auditors  or  any  other
      certificate,  statement, instrument, opinion, report, notice, request, consent, order, appraisal,  bond or other paper or  document  believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)  The Trustee may consult  with  counsel,  and any Opinion of Counsel  shall be full and complete  authorization  and  protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii) The  Trustee  shall be under no  obligation  to  exercise  any of the trusts or powers vested in it by this  Agreement  or to  institute,  conduct or defend  any  litigation hereunder  or in relation  hereto at the  request,  order or  direction  of any of the
      Certificateholders   pursuant  to  the  provisions  of  this  Agreement,  unless  such
      Certificateholders  shall have offered to the Trustee reasonable security or indemnity against the costs,  expenses and liabilities which may be incurred therein or thereby;
      nothing contained herein shall, however,  relieve the Trustee of the obligation,  upon the occurrence of an Event of Default (which has not been cured),  to exercise such of the rights and powers  vested in it by this  Agreement,  and to use the same degree of care and skill in their  exercise as a prudent  investor  would  exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)  The Trustee shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be  authorized  or within the  discretion or rights or powers conferred upon it by this Agreement;

(v)   Prior to the  occurrence of an Event of Default  hereunder and after the curing of all
      Events of Default which may have occurred,  the Trustee shall not be bound to make any investigation  into the  facts  or  matters  stated  in any  resolution,  certificate, statement,  instrument,  opinion,  report, notice, request,  consent, order, approval, bond or other paper or document,  unless  requested in writing so to do by the Holders of  Certificates  of any  Class evidencing,  as to such Class,  Percentage  Interests, aggregating  not less  than  50%;  provided,  however,  that if the  payment  within a reasonable  time to the  Trustee of the costs,  expenses or  liabilities  likely to be incurred by it in the making of such  investigation is, in the opinion of the Trustee, not reasonably  assured to the Trustee by the security  afforded to it by the terms of this Agreement,  the Trustee may require reasonable  indemnity against such expense or liability  as a  condition  to so  proceeding.  The  reasonable  expense of every such examination  shall be paid by the Master  Servicer,  if an Event of Default shall have occurred and is  continuing,  and otherwise by the  Certificateholder  requesting  the investigation;

(vi)  The Trustee may  execute any of the trusts or powers  hereunder  or perform any duties hereunder  either  directly or by or through  agents or  attorneys  provided  that the
      Trustee shall remain liable for any acts of such agents or attorneys; and

(vii) To the extent  authorized under the Code and the regulations  promulgated  thereunder, each Holder of a Class R  Certificate hereby  irrevocably  appoints and authorizes the
      Trustee to be its  attorney-in-fact  for purposes of signing any Tax Returns  required to be filed on behalf of the  Trust  Fund.  The  Trustee  shall  sign on behalf of the
      Trust Fund and  deliver  to the Master  Servicer  in a timely  manner any Tax  Returns prepared by or on behalf of the Master  Servicer  that the Trustee is required to sign as determined by the Master Servicer  pursuant to applicable  federal,  state or local tax laws,  provided that the Master  Servicer shall  indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)   Following  the  issuance  of  the   Certificates   (and  except  as  provided  for  in
Section 2.04),  the Trustee  shall not accept any  contribution  of assets to the Trust Fund unless  (subject  to  Section 10.01(f))  it shall have  obtained or been  furnished  with an
Opinion  of  Counsel  to the  effect  that  such  contribution  will not (i) cause any REMIC created  hereunder  to fail to  qualify  as a REMIC at any time  that any  Certificates  are outstanding  or (ii) cause the Trust Fund to be  subject to any  federal  tax as a result of such contribution (including the imposition of any federal tax on "prohibited  transactions"
imposed under Section 860F(a) of the Code).

Section 8.03......Trustee Not Liable for Certificates or Mortgage Loans.

      The recitals  contained  herein and in the  Certificates  (other than the execution of the  Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Depositor or the Master  Servicer as the case may be, and the
Trustee   assumes  no   responsibility   for  their   correctness.   The  Trustee  makes  no
representations  as to the validity or sufficiency of this Agreement or of the  Certificates
(except that the Certificates  shall be duly and validly executed and authenticated by it as
Certificate  Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R)
System.  Except as otherwise  provided herein,  the Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any of the  Certificates or of
the proceeds of such  Certificates,  or for the use or  application of any funds paid to the
Depositor  or the Master  Servicer  in  respect of the  Mortgage  Loans or  deposited  in or withdrawn  from the  Custodial  Account or the  Certificate  Account by the Depositor or the
Master Servicer.

Section 8.04......Trustee May Own Certificates.

      The Trustee in its  individual  or any other  capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05......Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a)   The Master  Servicer  covenants  and agrees to pay to the Trustee  and any  co-trustee from time to time,  and the Trustee and any  co-trustee  shall be  entitled  to,  reasonable compensation  (which  shall  not be  limited  by any  provision  of  law  in  regard  to the compensation of a trustee of an express trust) for all services  rendered by each of them in the execution of the trusts  hereby  created and in the exercise and  performance  of any of the powers and duties  hereunder of the Trustee and any co-trustee,  and the Master Servicer shall pay or  reimburse  the  Trustee and any  co-trustee  upon  request for all  reasonable expenses,  disbursements  and advances  incurred or made by the Trustee or any co-trustee in accordance  with  any  of  the  provisions  of  this  Agreement  (including  the  reasonable compensation  and the  expenses  and  disbursements  of its  counsel  and of all persons not regularly  in its employ,  and the  expenses  incurred by the Trustee or any  co-trustee  in connection with the appointment of an office or agency pursuant to Section 8.12)  except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b)   The Master  Servicer  agrees to  indemnify  the Trustee  for,  and to hold the Trustee harmless  against,  any loss,  liability or expense incurred  without  negligence or willful misconduct  on its  part,  arising  out  of,  or in  connection  with,  the  acceptance  and administration of the Trust Fund,  including its obligation to execute the DTC Letter in its individual capacity,  and including the costs and expenses (including  reasonable legal fees and  expenses)  of defending  itself  against any claim in  connection  with the exercise or performance  of any of its powers or duties  under this  Agreement  and the Swap  Agreement, provided that:

(i)   with  respect to any such  claim,  the  Trustee  shall have given the Master  Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)  while  maintaining  control  over its own defense,  the Trustee  shall  cooperate  and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding  anything in this Agreement to the contrary, the Master Servicer shall not be liable for  settlement  of any claim by the Trustee  entered  into  without the prior  consent  of the  Master  Servicer  which  consent  shall  not  be  unreasonably withheld.  No termination of this Agreement  shall affect the  obligations  created by this  Section 8.05(b)  of the Master  Servicer  to  indemnify  the  Trustee  under the conditions  and to the extent set forth herein.  Notwithstanding  the  foregoing,  the indemnification  provided  by the Master  Servicer in this  Section 8.05(b)  shall not pertain to any loss,  liability  or expense of the  Trustee,  including  the costs and expenses of  defending  itself  against any claim,  incurred  in  connection  with any actions  taken by the Trustee at the direction of  Certificateholders  pursuant to the terms of this Agreement.

Section 8.06......Eligibility Requirements for Trustee.

      The Trustee  hereunder shall at all times be a national  banking  association or a New
York banking  corporation  having its principal office in a state and city acceptable to the
Depositor  and  organized  and doing  business  under the laws of such  state or the  United
States of America,  authorized under such laws to exercise corporate trust powers,  having a combined  capital  and  surplus  of at least  $50,000,000  and  subject  to  supervision  or examination  by  federal  or  state  authority.  If such  corporation  or  national  banking association  publishes  reports of  condition at least  annually,  pursuant to law or to the requirements of the aforesaid supervising or examining authority,  then for purposes of this
Section the  combined  capital  and  surplus of such  corporation  shall be deemed to be its combined  capital  and  surplus  as set  forth in its most  recent  report of  condition  so published.  In case at any time the Trustee  shall cease to be eligible in  accordance  with the provisions of this Section,  the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07......Resignation and Removal of the Trustee.

(a)   The Trustee may at any time resign and be discharged  from the trusts  hereby  created by giving written notice  thereof to the Depositor and the Master  Servicer.  Upon receiving such notice of  resignation,  the Depositor  shall promptly  appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which  instrument shall be delivered to the resigning  Trustee and one copy to the  successor  trustee.  If no successor  trustee  shall have been so appointed  and have  accepted  appointment  within  30 days after the giving of such notice of resignation,  then the resigning  Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b)   If at any  time  the  Trustee  shall  cease  to be  eligible  in  accordance  with the provisions of Section 8.06  and shall fail to resign after written  request  therefor by the
Depositor,  or if at any time the Trustee  shall  become  incapable  of acting,  or shall be adjudged  bankrupt or  insolvent,  or a receiver of the Trustee or of its property  shall be appointed,  or any  public  officer  shall take  charge or control of the  Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation or  liquidation,  then the Depositor may remove the Trustee and appoint a successor trustee by written  instrument, in duplicate,  one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition,  in the event that the Depositor  determines
that  the  Trustee  has  failed  (i)  to   distribute   or  cause  to  be   distributed   to
Certificateholders any amount required to be distributed  hereunder,  if such amount is held by the Trustee or its Paying Agent  (other than the Master  Servicer or the  Depositor)  for distribution  or (ii) to  otherwise  observe or perform in any  material  respect any of its covenants,  agreements or obligations hereunder,  and such failure shall continue unremedied for a period of 5 days (in  respect of clause  (i) above) or 30 days  (in  respect of clause
(ii) above,  other than any failure to comply with the  provisions  of Article XII, in which case no notice or grace period shall be  applicable)  after the date on which written notice of such failure,  requiring that the same be remedied,  shall have been given to the Trustee by the Depositor,  then the Depositor may remove the Trustee and appoint a successor trustee by written instrument  delivered as provided in the preceding  sentence.  In connection with the appointment of a successor  trustee  pursuant to the preceding  sentence,  the Depositor shall, on or before the date on which any such appointment  becomes  effective,  obtain from each Rating Agency written  confirmation  that the appointment of any such successor trustee will not result in the reduction of the ratings on any Class of the  Certificates  below the lesser of the then current or original ratings on such Certificates.

(c)   The Holders of  Certificates  entitled to at least 51% of the Voting Rights may at any time  remove  the  Trustee  and  appoint  a  successor  trustee  by  written  instrument  or instruments,  in  triplicate,  signed  by  such  Holders  or  their  attorneys-in-fact  duly authorized,  one complete set of which instruments shall be delivered to the Depositor,  one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)   Any  resignation  or removal of the Trustee  and  appointment  of a successor  trustee pursuant to any of the provisions of this Section shall  become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08......Successor Trustee.

(a)   Any  successor   trustee   appointed  as  provided  in  Section 8.07   shall  execute,
acknowledge  and  deliver to the  Depositor  and to its  predecessor  trustee an  instrument accepting  such  appointment  hereunder,  and  thereupon the  resignation  or removal of the predecessor  trustee  shall  become  effective  and  such  successor  trustee  shall  become effective and such successor  trustee,  without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and obligations of its predecessor hereunder,  with the like effect as if originally  named as trustee herein.  The predecessor trustee  shall deliver to the successor  trustee all Custodial  Files and related  documents and statements  held by it hereunder  (other than any Custodial  Files at the time held by a
Custodian,  which  shall  become  the agent of any  successor  trustee  hereunder),  and the
Depositor,  the Master Servicer and the  predecessor  trustee shall execute and deliver such instruments  and do such  other  things as may  reasonably  be  required  for more fully and certainly  vesting and confirming in the successor trustee all such rights,  powers,  duties and obligations.

(b)   No successor  trustee shall accept  appointment as provided in this  Section unless at the time of such  acceptance  such successor  trustee shall be eligible under the provisions of Section 8.06.

(c)   Upon  acceptance of  appointment  by a successor  trustee as provided in this Section, the Depositor  shall mail notice of the succession of such trustee  hereunder to all Holders of Certificates at their  addresses as shown in the Certificate  Register.  If the Depositor fails to mail such notice within  10 days after  acceptance of  appointment by the successor trustee,  the  successor  trustee shall cause such notice to be mailed at the expense of the
Depositor.

Section 8.09......Merger or Consolidation of Trustee.

      Any corporation or national  banking  association into which the Trustee may be merged or converted or with which it may be  consolidated  or any  corporation or national  banking association  resulting  from any merger,  conversion or  consolidation  to which the Trustee shall be a party,  or any  corporation  or national  banking  association  succeeding to the business of the Trustee,  shall be the  successor of the Trustee  hereunder,  provided  such corporation  or national  banking  association  shall be eligible  under the  provisions  of
Section 8.06,  without the  execution  or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary  notwithstanding.  The Trustee shall mail notice of any such merger or  consolidation  to the  Certificateholders  at their address as shown in the Certificate Register.

Section 8.10......Appointment of Co-Trustee or Separate Trustee.

(a)   Notwithstanding  any other provisions  hereof, at any time, for the purpose of meeting any legal  requirements of any  jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located,  the Master  Servicer  and the Trustee  acting jointly  shall have the power and shall execute and deliver all  instruments  to appoint one or more Persons  approved by the Trustee to act as co-trustee or  co-trustees,  jointly with the  Trustee,  or  separate  trustee or separate  trustees,  of all or any part of the Trust
Fund,  and to vest in such  Person or  Persons,  in such  capacity,  such title to the Trust
Fund, or any part thereof,  and, subject to the other provisions of this Section 8.10,  such powers,  duties,  obligations,  rights and trusts as the Master Servicer and the Trustee may consider  necessary  or  desirable.  If the Master  Servicer  shall not have  joined in such appointment  within  15 days  after the  receipt  by it of a request so to do, or in case an
Event of Default  shall have  occurred and be  continuing,  the Trustee alone shall have the power to make such  appointment.  No  co-trustee  or  separate  trustee  hereunder  shall be required  to meet  the  terms of  eligibility  as a  successor  trustee  under  Section 8.06 hereunder,  and no notice to Holders of Certificates of the appointment of  co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b)   In the case of any  appointment of a co-trustee or separate  trustee  pursuant to this
Section 8.10,  all rights,  powers,  duties and  obligations  conferred  or imposed upon the
Trustee  shall be conferred or imposed upon and  exercised or performed by the Trustee,  and such separate trustee or co-trustee jointly,  except to the extent that under any law of any jurisdiction  in which any  particular  act or acts are to be performed  (whether as Trustee hereunder  or as  successor  to  the  Master  Servicer  hereunder),  the  Trustee  shall  be incompetent or unqualified to perform such act or acts, in which event such rights,  powers, duties and  obligations  (including  the  holding of title to the Trust Fund or any  portion thereof in any such jurisdiction)  shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c)   Any notice,  request or other  writing  given to the  Trustee  shall be deemed to have been given to each of the then  separate  trustees and  co-trustees,  as  effectively  as if given to each of them.  Every  instrument  appointing  any  separate  trustee or  co-trustee shall  refer to this  Agreement  and the  conditions  of this  Article VIII.  Each  separate trustee and co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property specified in its instrument of appointment,  either jointly with the
Trustee or  separately,  as may be provided  therein,  subject to all the provisions of this
Agreement,  specifically including every provision of this Agreement relating to the conduct of,  affecting  the  liability  of, or  affording  protection  to, the  Trustee.  Every such instrument shall be filed with the Trustee.

(d)   Any separate  trustee or  co-trustee  may, at any time,  constitute  the Trustee,  its agent or  attorney-in-fact,  with full power and authority,  to the extent not prohibited by law,  to do any lawful act under or in  respect of this  Agreement  on its behalf and in its name. If any separate trustee or co-trustee  shall die, become  incapable of acting,  resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11......Appointment of the Custodian.

      The Trustee may, with the consent of the Master Servicer and the Depositor,  or shall, at the direction of the Master  Servicer and the Depositor,  appoint  custodians who are not
Affiliates  of the  Depositor  or the  Master  Servicer  to  hold  all or a  portion  of the
Custodial  Files as agent for the  Trustee,  by  entering  into a Custodial  Agreement.  The
Trustee is hereby  directed to enter into a Custodial  Agreement with Wells Fargo Bank, N.A.
Subject to  Article VIII,  the  Trustee  agrees to comply  with the terms of each  Custodial
Agreement  with  respect  to the  Custodial  Files and to enforce  the terms and  provisions thereof  against  the related  custodian  for the  benefit of the  Certificateholders.  Each custodian  shall be a  depository  institution  subject to  supervision  by federal or state authority,  shall have a combined  capital and surplus of at least  $15,000,000 and shall be qualified to do business in the  jurisdiction  in which it holds any  Custodial  File.  Each
Custodial  Agreement,  with respect to the Custodial  Files, may be amended only as provided in  Section 11.01.  The Trustee shall notify the  Certificateholders  of the  appointment of any custodian  (other than the custodian  appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12......Appointment of Office or Agency.

      The  Trustee  shall  maintain an office or agency in the City of St.  Paul,  Minnesota where  Certificates  may be  surrendered  for  registration  of  transfer or  exchange.  The
Trustee  initially  designates  its offices  located at the  Corporate  Trust Office for the purpose of keeping the  Certificate  Register.  The Trustee shall  maintain an office at the address stated in  Section 11.05(c)  hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

Section 8.13......DTC Letter of Representations.

      The Trustee is hereby  authorized  and  directed  to, and agrees that it shall,  enter into the DTC  Letter on behalf of the Trust  Fund and in its  individual  capacity  as agent thereunder.

Section 8.14......Swap Agreements.

      The  Supplemental  Interest  Trust Trustee is hereby  authorized  and directed to, and agrees  that it shall  (a) enter  into the Swap  Agreement  on  behalf  of the  Supplemental
Interest  Trust and (b) enter  into the SB-AM  Swap  Agreement  on behalf of (i) the Class A
Certificateholders  and Class M  Certificateholders  on the one hand,  and (ii) the Class SB
Certificateholders on the other hand.

ARTICLE IX

                                        TERMINATION

Section 9.01......Termination Upon Purchase or Liquidation of All Mortgage Loans.

(a)   Subject to  Section 9.02,  the  respective  obligations  and  responsibilities  of the
Depositor,   the  Master  Servicer  and  the  Trustee  created  hereby  in  respect  of  the
Certificates  (other than the  obligation of the Trustee to make certain  payments after the
Final  Distribution Date to  Certificateholders  and the obligation of the Depositor to send certain  notices as hereinafter  set forth) shall terminate upon the last action required to be  taken  by the  Trustee  on the  Final  Distribution  Date  pursuant  to this  Article IX following the earlier of:

(i)   the later of the final  payment or other  liquidation  (or any  Advance  with  respect thereto) of the last Mortgage Loan  remaining in the Trust Fund or the  disposition of all property  acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage
      Loan, or

(ii)  at the option of the Master  Servicer or the Holder of the  Class SB  Certificates  as
      provided in  Section 9.01(f),  the  purchase of all  Mortgage  Loans and all  property acquired in respect of any  Mortgage  Loan  remaining  in the Trust  Fund,  at a price equal to the sum of (A) 100% of the unpaid  principal  balance of each  Mortgage  Loan
      (or, if less than such unpaid principal balance,  the fair market value of the related underlying  property of such Mortgage Loan with respect to Mortgage  Loans as to which title has been  acquired if such fair market value is less than such unpaid  principal balance)  (and  if such  purchase  is made by the  Master  Servicer  only,  net of any unreimbursed  Advances  attributable  to  principal)  on the day of  repurchase,  plus accrued  interest  thereon at the Net Mortgage  Rate (or Modified Net Mortgage Rate in
      the case of any Modified  Mortgage Loan), to, but not including,  the first day of the month  in  which  such  repurchase  price  is  distributed,  and (B) any  unpaid  Swap
      Termination  Payment and any Net Swap Payments  payable to the Swap  Counterparty  (or any Swap  Termination  Payment  payable  to the Swap  Counterparty  as a result of the exercise of the option provided for in this Section 9.01(a)(ii));

provided,  however,  that in no event shall the trust  created  hereby  continue  beyond the expiration of 21 years from the death of the last survivor of the  descendants  of Joseph P.
Kennedy,  the late ambassador of the United States to the Court of St. James,  living on the date  hereof;  and  provided  further,  that the  purchase  price set forth  above  shall be increased as is necessary,  as determined by the Master Servicer, to avoid  disqualification of any REMIC created hereunder as a REMIC.

      The  purchase  price  paid  by the  Master  Servicer  or the  Holder  of the  Class SB
Certificates, as applicable,  pursuant to Section 9.01(a)(ii) shall also include any amounts owed by  Residential  Funding  pursuant to the last paragraph of Section 4 of the Assignment
Agreement in respect of any  liability,  penalty or expense that  resulted  from a breach of the  representation  and warranty set forth in clause (xlvii) of Section 4 of the Assignment
Agreement that remain unpaid on the date of such purchase.

      The right of the  Master  Servicer  or the  Holder of the  Class SB  Certificates,  as
applicable,  to  purchase  all of the  Mortgage  Loans  pursuant  to  clause  (ii)  above is conditioned  upon the date of such purchase  occurring on or after the Optional  Termination
Date.  If such right is  exercised  by the Master  Servicer,  the Master  Servicer  shall be deemed to have been reimbursed for the full amount of any unreimbursed  Advances theretofore made by it with  respect to the Mortgage  Loans being  purchased.  In  addition,  the Master
Servicer shall provide to the Trustee the  certification  required by Section 3.15,  and the
Trustee and the Custodian shall,  promptly following payment of the purchase price,  release to the Master  Servicer  or the Holder of the  Class SB  Certificates,  as  applicable,  the
Custodial Files pertaining to the Mortgage Loans being purchased.

      In  addition  to the  foregoing,  on any  Distribution  Date on or after the  Optional
Termination  Date,  the  Master  Servicer  or the  Holder of the  Class SB  Certificates  as
provided in  Section 9.01(f),  shall have the right, at its option,  to purchase the Class A
Certificates,  Class M Certificates and Class SB  Certificates in whole, but not in part, at a  price  equal  to  the  sum of the  outstanding  Certificate  Principal  Balance  of  such
Certificates  plus  the  sum  of one  month's  Accrued  Certificate  Interest  thereon,  any
previously  unpaid  Accrued  Certificate  Interest,   and  any  unpaid  Prepayment  Interest
Shortfalls  previously allocated thereto and, in the case of Prepayment Interest Shortfalls, accrued  interest  thereon at the applicable  Pass-Through  Rate,  plus, with respect to any optional  termination  by the Holder of the  Class SB  Certificates,  an amount equal to all accrued and unpaid  Servicing  Fees and  reimbursement  for all  unreimbursed  Advances  and
Servicing  Advances,  in each case  through the date of such  optional  termination.  If the
Master Servicer or the Holder of the Class SB  Certificates,  as applicable,  exercises this right to purchase the outstanding Class A  Certificates,  Class M  Certificates and Class SB
Certificates,   the  Master  Servicer  or  the  Holder  of  the  Class SB  Certificates,  as
applicable,  will promptly terminate the respective obligations and responsibilities created hereby in respect of these Certificates pursuant to this Article IX.

(b)   The Master Servicer or the Holder of the Class SB Certificates,  as applicable,  shall give the Trustee,  the  Supplemental  Interest Trust Trustee (and the Master Servicer if the
Holder of the Class SB  Certificates is exercising its option) and the Swap Counterparty (so long as the Swap Agreement has not previously  been  terminated) not less than 40 days prior notice  of the  Distribution  Date on which (1) the  Master  Servicer  or the  Holder of the
Class SB Certificates,  as applicable,  anticipates that the final distribution will be made to  Certificateholders  as a result of the exercise by the Master  Servicer or the Holder of the Class SB Certificates,  as applicable, of its right to purchase the Mortgage Loans or on which (2) the Master  Servicer or the Holder of the Class SB  Certificates,  as  applicable, anticipates  that the  Certificates  will be  purchased  as a result of the  exercise by the
Master Servicer or the Holder of the Class SB Certificates,  as applicable,  to purchase the outstanding  Certificates.  Notice of any  termination,  specifying  the  anticipated  Final
Distribution  Date (which shall be a date that would otherwise be a Distribution  Date) upon which  the  Certificateholders  may  surrender  their  Certificates  to the  Trustee  (if so required by the terms  hereof) for payment of the final  distribution  and  cancellation  or notice of any purchase of the outstanding  Certificates,  specifying the  Distribution  Date upon which the Holders may surrender their  Certificates  to the Trustee for payment,  shall be given  promptly by the Master  Servicer  (if it is  exercising  the right to purchase the
Mortgage  Loans or to  purchase  the  outstanding  Certificates),  or by the Trustee (in any other case) by letter to the  Certificateholders  (with a copy to the Certificate Registrar)
mailed (or distributed  through the Depository with respect to any Book-Entry  Certificates)
not  earlier  than the 15th day and not later than the 25th day of the month next  preceding the month of such final distribution specifying:

(i)   the anticipated  Final  Distribution Date upon which final payment of the Certificates is  anticipated  to be made upon  presentation  and surrender of  Certificates  at the office or agency of the Trustee  therein  designated  where required  pursuant to this
      Agreement or, in the case of the purchase by the Master  Servicer or the Holder of the
      Class SB  Certificates,   as  applicable,   of  the  outstanding   Certificates,   the
      Distribution Date on which such purchase is made,

(ii)  the  amount  of any  such  final  payment  or,  in the  case  of the  purchase  of the outstanding Certificates, the purchase price, in either case, if known, and

(iii) that  the  Record  Date  otherwise   applicable  to  such  Distribution  Date  is  not
      applicable,  and that payment will be made only upon presentation and surrender of the
      Certificates at the office or agency of the Trustee therein specified.

      If  the  Master   Servicer   or  the   Trustee  is   obligated   to  give   notice  to
Certificateholders  as  required  above,  it  shall  give  such  notice  to the  Certificate
Registrar  at the  time  such  notice  is  given to  Certificateholders.  In the  event of a purchase  of the  Mortgage  Loans by the  Master  Servicer  or the  Holder  of the  Class SB
Certificates,   as  applicable,   the  Master   Servicer  or  the  Holder  of  the  Class SB
Certificates,  as  applicable,  shall deposit in the  Certificate  Account  before the Final
Distribution  Date in  immediately  available  funds an amount equal to the  purchase  price computed  as  provided  above.  As a result of the  exercise  by the Master  Servicer or the
Holder  of  the  Class SB  Certificates,  as  applicable,  of  its  right  to  purchase  the outstanding  Certificates,  the Master Servicer or the Holder of the Class SB  Certificates,
as applicable,  shall deposit in the Certificate  Account,  before the Distribution  Date on which such purchase is to occur,  in  immediately  available  funds,  an amount equal to the purchase price for the  Certificates  computed as provided above, and provide notice of such deposit to the Trustee.  The Trustee shall  withdraw from such account the amount  specified in subsection (c) below and distribute  such amount to the  Certificateholders  as specified in subsection  (c) below.  The Master  Servicer or the Holder of the Class SB  Certificates,
as  applicable,  shall  provide to the  Trustee  written  notification  of any change to the anticipated  Final  Distribution  Date as  soon as  practicable.  If the  Trust  Fund is not terminated on the anticipated  Final  Distribution  Date, for any reason,  the Trustee shall promptly mail notice thereof to each affected Certificateholder.

(c)   Upon presentation and surrender of the Class A Certificates,  Class M Certificates and
Class SB  Certificates by the  Certificateholders  thereof, the Trustee and the Supplemental
Interest Trust Trustee,  as applicable shall distribute to such  Certificateholders  (i) the amount  otherwise  distributable  on such  Distribution  Date, if not in connection with the
Master Servicer's or the Holder's of the Class SB Certificates,  as applicable,  election to repurchase the Mortgage Loans or the outstanding Class A Certificates,  Class M Certificates and  Class SB  Certificates,  or (ii) if the Master  Servicer or the Holder of the  Class SB
Certificates, as applicable,  elected to so repurchase the Mortgage Loans or the outstanding
Class A  Certificates,  Class M Certificates and Class SB  Certificates,  an amount equal to the price paid pursuant to Section 9.01(a)  as follows:  first, with respect to any optional termination  by the Holder of the Class SB  Certificates,  payment of any accrued and unpaid
Servicing Fees and reimbursement for all unreimbursed  Advances and Servicing  Advances,  in each case through the date of such optional  termination,  to the Master  Servicer,  second, with respect to the Class A Certificates,  pari passu, the outstanding Certificate Principal
Balance thereof,  plus Accrued Certificate Interest thereon for the related Interest Accrual
Period and any previously unpaid Accrued  Certificate  Interest,  third, with respect to the
Class M-1S  Certificates,  the  outstanding  Certificate  Principal  Balance  thereof,  plus
Accrued  Certificate  Interest  thereon  for the  related  Interest  Accrual  Period and any previously  unpaid  Accrued  Certificate  Interest,  fourth,  with respect to the Class M-2S
Certificates,   the  outstanding   Certificate   Principal  Balance  thereof,  plus  Accrued
Certificate  Interest  thereon for the related  Interest  Accrual  Period and any previously unpaid Accrued  Certificate  Interest,  fifth, with respect to the Class M-3S  Certificates, the outstanding  Certificate  Principal Balance thereof,  plus Accrued Certificate  Interest thereon  for  the  related  Interest  Accrual  Period  and  any  previously  unpaid  Accrued
Certificate  Interest,  sixth, with respect to the Class M-4  Certificates,  the outstanding
Certificate  Principal Balance thereof,  plus Accrued  Certificate  Interest thereon for the related  Interest  Accrual Period and any previously  unpaid Accrued  Certificate  Interest, seventh, with respect to the Class M-5  Certificates,  the outstanding Certificate Principal
Balance thereof,  plus Accrued Certificate Interest thereon for the related Interest Accrual
Period and any previously unpaid Accrued Certificate  Interest,  eighth, with respect to the
Class M-6 Certificates,  the outstanding Certificate Principal Balance thereof, plus Accrued
Certificate  Interest  thereon for the related  Interest  Accrual  Period and any previously unpaid Accrued Certificate Interest, ninth, with respect to the Class M-7 Certificates,  the outstanding  Certificate  Principal  Balance  thereof,  plus  Accrued  Certificate  Interest thereon  for  the  related  Interest  Accrual  Period  and  any  previously  unpaid  Accrued
Certificate  Interest,  tenth, with respect to the Class M-8  Certificates,  the outstanding
Certificate  Principal Balance thereof,  plus Accrued  Certificate  Interest thereon for the related  Interest  Accrual Period and any previously  unpaid Accrued  Certificate  Interest, eleventh, with respect to the Class M-9 Certificates,  the outstanding Certificate Principal
Balance thereof,  plus Accrued Certificate Interest thereon for the related Interest Accrual
Period and any  previously  unpaid Accrued  Certificate  Interest,  twelfth,  to the Class A
Certificates  and  Class M Certificates,  the amount of any Prepayment  Interest  Shortfalls allocated  thereto for such  Distribution  Date or remaining unpaid from prior  Distribution
Dates and accrued interest thereon at the applicable  Pass-Through Rate, on a pro rata basis based on Prepayment  Interest  Shortfalls  allocated  thereto for such  Distribution Date or remaining  unpaid  from  prior  Distribution  Dates,  thirteenth,  to the Swap  Counterparty
(without  duplication of amounts payable to the Swap Counterparty on such date in accordance with  Section 4.02)  any Swap  Termination  Payment  payable to the Swap  Counterparty  then remaining unpaid or which is due to the exercise of any early  termination of the Trust Fund pursuant to this Section 9.01,  and fourteenth, to the Class SB Certificates,  all remaining amounts.

(d)   In the event that any  Certificateholders  shall not surrender their  Certificates for final  payment  and  cancellation  on or before  the Final  Distribution  Date,  the  Master
Servicer (if it exercised  its right to purchase the Mortgage  Loans) or the Trustee (in any other case),  shall give a second  written  notice to the  remaining  Certificateholders  to surrender  their  Certificates  for  cancellation  and receive the final  distribution  with respect  thereto.  If within six months after the second  notice any  Certificate  shall not have been  surrendered  for  cancellation,  the  Trustee  shall  take  appropriate  steps as directed  by the Master  Servicer  to contact the  remaining  Certificateholders  concerning surrender of their  Certificates.  The costs and  expenses of  maintaining  the  Certificate
Account and of  contacting  Certificateholders  shall be paid out of the assets which remain in the Certificate  Account.  If within nine months after the second notice any Certificates shall not have been  surrendered  for  cancellation,  the  Trustee  shall pay to the  Master
Servicer all amounts  distributable  to the holders  thereof and the Master  Servicer  shall thereafter  hold such amounts until  distributed  to such Holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount held in the Certificate Account or by the  Master  Servicer  as a result of such  Certificateholder's  failure  to  surrender  its
Certificate(s)  for final  payment  thereof in  accordance  with this  Section 9.01  and the
Certificateholders shall look only to the Master Servicer for such payment.

(e)   If any  Certificateholders  do not  surrender  their  Certificates  on or  before  the
Distribution  Date on which a purchase of the  outstanding  Certificates  is to be made, the
Master Servicer shall give a second written notice to such  Certificateholders  to surrender their  Certificates  for payment of the purchase price therefor.  If within six months after the second notice any  Certificate  shall not have been  surrendered for  cancellation,  the
Trustee  shall take  appropriate  steps as  directed  by the Master  Servicer to contact the
Holders of such  Certificates  concerning  surrender  of their  Certificates.  The costs and expenses of maintaining the Certificate Account and of contacting  Certificateholders  shall be paid out of the assets which  remain in the  Certificate  Account.  If within nine months after the second notice any  Certificates  shall not have been  surrendered for cancellation in  accordance  with this  Section 9.01,  the Trustee  shall pay to the Master  Servicer all amounts  distributable  to the  Holders  thereof  and shall  have no further  obligation  or liability  therefor  and the  Master  Servicer  shall  thereafter  hold such  amounts  until
distributed   to  such   Holders.   No   interest   shall   accrue  or  be  payable  to  any
Certificateholder  on any amount held in the  Certificate  Account or by the Master Servicer as a result of such Certificateholder's  failure to surrender its Certificate(s) for payment in  accordance  with this  Section 9.01.  Any  Certificate  that is not  surrendered  on the
Distribution  Date on which a purchase  pursuant  to this  Section 9.01  occurs as  provided above  will be  deemed to have been  purchased  and the  Holder as of such date will have no rights with respect  thereto  except to receive the purchase  price therefor minus any costs and expenses  associated with such Certificate  Account and notices allocated  thereto.  Any
Certificates so purchased or deemed to have been purchased on such  Distribution  Date shall remain  outstanding  hereunder.  The Master  Servicer  shall be for all  purposes the Holder thereof as of such date.

(f)   With respect to the first possible  Optional  Termination  Date,  the Master  Servicer shall have the sole option to exercise the  purchase  options  described in  Section 9.01(a)
and the Holder of the Class SB  Certificates shall have no claim thereto.  If, however,  the
Master  Servicer  elects  not to  exercise  one of  its  options  to  purchase  pursuant  to
Section 9.01(a)  with respect to the first possible Optional Termination Date, the Holder of the  Class SB  Certificates  shall have the sole option to  exercise  the  purchase  options described  in  Section 9.01(a)  on the second  possible  Optional  Termination  Date and the
Master  Servicer  shall have no claim  thereto.  If the Holder of the Class SB  Certificates elects not to  exercise  one of its options to purchase  pursuant  to  Section 9.01(a)  with respect to the second possible Optional  Termination Date, it shall lose such right and have no  claim to  exercise  any  purchase  options  pursuant  to this  Section 9.01  thereafter.
Beginning with the third  possible  Optional  Termination  Date and  thereafter,  the Master
Servicer  shall again have the sole option to exercise  the  purchase  options  described in
Section 9.01(a).

Section 9.02......Additional Termination Requirements.

(a)   Any REMIC  hereunder,  as the case may be, shall be terminated in accordance  with the following additional requirements,  unless (subject to Section 10.01(f)) the Trustee and the
Master  Servicer have received an Opinion of Counsel  (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of any REMIC created  hereunder as the case may be, to comply with the  requirements of this  Section 9.02  will not (i) result in the imposition on the Trust Fund of taxes on "prohibited  transactions,"  as described in
Section 860F of the Code, or (ii) cause any REMIC created  hereunder to fail to qualify as a
REMIC at any time that any Certificate is outstanding:

(i)   The Master Servicer shall  establish a 90-day  liquidation  period for REMIC I,  REMIC
      II, REMIC III or REMIC IV, as applicable,  and any other related  terminating  REMICs, and specify the first day of such period in a statement  attached to REMIC I's,  REMIC
      II's,  REMIC III's or REMIC IV's, as  applicable,  and any other  related  terminating
      REMICs',  final Tax Return  pursuant to  Treasury  Regulations  Section 1.860F-1.  The
      Master Servicer also shall satisfy all of the requirements of a qualified  liquidation for each of REMIC I,  REMIC II, REMIC III and REMIC IV under  Section 860F of the Code and the regulations thereunder;

(ii)  The Master  Servicer  shall  notify the  Trustee at the  commencement  of such  90-day liquidation  period and, at or prior to the time of making of the final payment on the
      Certificates,  the Trustee  shall sell or  otherwise  dispose of all of the  remaining assets of the liquidating REMICs in accordance with the terms hereof; and

(iii) If the Master  Servicer is  exercising  its right to purchase  the assets of the Trust
      Fund, the Master Servicer shall,  during the 90-day liquidation period and at or prior to the Final Distribution  Date,  purchase all of the assets of the liquidating REMICs for cash.

(b)   Each Holder of a Certificate and the Trustee hereby irrevocably  approves and appoints the Master Servicer as its  attorney-in-fact to adopt a plan of complete liquidation for any
REMIC  hereunder  at the  expense  of the  Trust  Fund in  accordance  with  the  terms  and conditions of this Agreement.

ARTICLE X

                                      REMIC PROVISIONS

Section 10.01.....REMIC Administration.

(a)   The REMIC  Administrator  shall make an election to treat all REMICs created hereunder as a REMIC  under  the Code  and,  if  necessary,  under  applicable  state  law.  Each such election will be made on Form 1066 or other  appropriate  federal tax or information  return
(including  Form 8811) or any  appropriate  state  return for the taxable year ending on the last day of the calendar  year in which the  Certificates  are issued.  The REMIC I  Regular
Interests  shall be  designated  as the "regular  interests"  and Component I of the Class R
Certificates shall be designated as the sole Class of "residual  interests" in REMIC I.  The
REMIC II Regular  Interests shall be designated as the "regular  interests" and Component II of the Class R  Certificates shall be designated as the sole Class of  "residual  interests"
in  REMIC II.  The  REMIC  III  Regular  Interests  shall  be  designated  as  the  "regular interests" and  Component III  of the Class R  Certificates  shall be designated as the sole
Class of  "residual  interests"  in REMIC  III.  The  REMIC IV  Regular  Interests  shall be designated as the "regular interests" and Component IV of the Class R  Certificates shall be designated as the sole Class of  "residual  interests" in REMIC IV. The REMIC  Administrator and the  Trustee  shall not permit the  creation of any  "interests"  (within the meaning of
Section 860G  of the  Code) in  REMIC I,  REMIC  II,  REMIC  III or REMIC IV other  than the
REMIC I Regular Interests,  the REMIC II Regular Interests, the REMIC III Regular Interests,
REMIC IV Regular Interest IO and the Certificates.

(b)   The Closing Date is hereby  designated  as the "startup  day" of each of REMIC created hereunder within the meaning of Section 860G(a)(9) of the Code (the "Startup Date").

(c)   The REMIC  Administrator shall hold a Class R Certificate in each REMIC representing a
0.01% Percentage Interest of the Class R  Certificates in each REMIC and shall be designated as the "tax  matters  person"  with  respect  to each  REMIC in the  manner  provided  under
Treasury      regulations       Section 1.860F-4(d)       and      Treasury      regulations
Section 301.6231(a)(7)-1.  The REMIC Administrator,  as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or  controversy  involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial  proceeding  relating to an examination or audit by any  governmental  taxing  authority  with respect  thereto.  The legal expenses,  including without limitation  attorneys' or accountants' fees, and costs of any such  proceeding and any liability  resulting  therefrom  shall be expenses of the Trust
Fund and the REMIC Administrator shall be entitled to reimbursement  therefor out of amounts attributable  to the  Mortgage  Loans on deposit in the  Custodial  Account as  provided  by
Section 3.10  unless  such  legal  expenses  and costs are  incurred  by reason of the REMIC
Administrator's  willful  misfeasance,   bad  faith  or  gross  negligence.   If  the  REMIC
Administrator  is no  longer  the  Master  Servicer  hereunder,  at  its  option  the  REMIC
Administrator  may continue its duties as REMIC  Administrator  and shall be paid reasonable compensation  not to exceed $3,000 per year by any successor  Master Servicer  hereunder for so acting as the REMIC Administrator.

(d)   The REMIC  Administrator  shall prepare or cause to be prepared all of the Tax Returns that it  determines  are required with respect to the REMICs  created  hereunder and deliver such Tax Returns in a timely  manner to the Trustee and the Trustee shall sign and file such
Tax Returns in a timely  manner.  The expenses of preparing  such returns  shall be borne by
the  REMIC   Administrator   without  any  right  of  reimbursement   therefor.   The  REMIC
Administrator  agrees to indemnify  and hold harmless the Trustee with respect to any tax or liability  arising  from the  Trustee's  signing  of Tax  Returns  that  contain  errors  or omissions.  The Trustee and Master Servicer shall promptly  provide the REMIC  Administrator with such  information  as the REMIC  Administrator  may from time to time  request  for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e)   The REMIC  Administrator  shall provide (i) to any Transferor of a Class R Certificate such  information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted  Transferee,  (ii) to the Trustee
and the Trustee shall forward to the  Certificateholders  such information or reports as are required  by the Code or the  REMIC  Provisions  including  reports  relating  to  interest, original  issue  discount,  if any,  and market  discount or premium  (using the  Prepayment
Assumption)  and  (iii) to the  Internal  Revenue  Service  the  name,  title,  address  and telephone  number of the person who will serve as the  representative  of each REMIC created hereunder.

(f)   The Master  Servicer  and the REMIC  Administrator  shall take such  actions and shall cause each REMIC created  hereunder to take such actions as are reasonably within the Master
Servicer's  or  the  REMIC  Administrator's  control  and  the  scope  of  its  duties  more specifically  set forth  herein as shall be  necessary  or  desirable to maintain the status thereof as a REMIC  under the REMIC  Provisions  (and the  Trustee  shall  assist the Master
Servicer  and the REMIC  Administrator,  to the extent  reasonably  requested  by the Master
Servicer  and the  REMIC  Administrator  to do  so).  In  performing  their  duties  as more specifically  set forth herein,  the Master Servicer and the REMIC  Administrator  shall not knowingly or intentionally take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause  to be  taken)  any  action  reasonably  within  their  respective control and the scope of duties more  specifically  set forth herein,  that, under the REMIC
Provisions,  if taken or not taken, as the case may be, could (i) endanger the status of any
REMIC created  hereunder  as a REMIC  or (ii)  result  in the  imposition  of a tax upon any
REMIC created  hereunder (including but not limited to the tax on prohibited transactions as defined in  Section 860F(a)(2)  of the Code (except as provided in Section 2.04) and the tax on  contributions to a REMIC set forth in  Section 860G(d)  of the Code) (either such event, in the  absence  of an  Opinion  of  Counsel  or the  indemnification  referred  to in  this sentence,  an "Adverse REMIC Event") unless the Master Servicer or the REMIC  Administrator, as  applicable,  has received an Opinion of Counsel (at the expense of the party  seeking to take such action or, if such party  fails to pay such  expense,  and the Master  Servicer or the REMIC  Administrator,  as applicable,  determines that taking such action is in the best interest  of the Trust Fund and the  Certificateholders,  at the  expense of the Trust Fund, but in no event at the  expense  of the  Master  Servicer,  the REMIC  Administrator  or the
Trustee) to the effect that the  contemplated  action  will not,  with  respect to the Trust
Fund created  hereunder,  endanger such status or,  unless the Master  Servicer or the REMIC
Administrator  or  both,  as  applicable,  determine  in its or  their  sole  discretion  to indemnify the Trust Fund against the  imposition of such a tax,  result in the imposition of such a tax.  Wherever in this Agreement a  contemplated  action may not be taken because the timing of such action  might  result in the  imposition  of a tax on the Trust Fund,  or may only be taken  pursuant to an Opinion of Counsel  that such action would not impose a tax on the Trust Fund,  such action may  nonetheless be taken provided that the indemnity  given in the  preceding  sentence  with  respect to any taxes that might be imposed on the Trust Fund has been  given and that all other  preconditions  to the  taking of such  action  have been satisfied.  The  Trustee  shall  not  take  or  fail  to take  any  action  (whether  or not authorized  hereunder)  as to which  the  Master  Servicer  or the REMIC  Administrator,  as
applicable,  has  advised it in writing  that it has  received  an Opinion of Counsel to the effect that an Adverse  REMIC Event could occur with respect to such action or inaction,  as the case may be. In  addition,  prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action,  which is not expressly  permitted under the terms of this  Agreement,  the Trustee shall  consult with the Master  Servicer or the REMIC  Administrator,  as  applicable,  or its  designee,  in writing,  with  respect to whether  such action  could cause an Adverse  REMIC Event to occur with respect to the Trust
Fund and the  Trustee  shall not take any such  action  or cause the Trust  Fund to take any such action as to which the Master Servicer or the REMIC Administrator,  as applicable,  has advised it in writing that an Adverse  REMIC Event could occur.  The Master  Servicer or the
REMIC  Administrator,  as applicable,  may consult with counsel to make such written advice, and the cost of same shall be borne by the party  seeking  to take the action not  expressly permitted by this  Agreement,  but in no event at the expense of the Master  Servicer or the
REMIC  Administrator.  At all times as may be required by the Code,  the Master  Servicer or the REMIC Administrator,  as applicable, will to the extent within its control and the scope of its duties more specifically set forth herein,  maintain  substantially all of the assets of the REMIC as  "qualified  mortgages"  as  defined in  Section 860G(a)(3)  of the Code and
"permitted investments" as defined in Section 860G(a)(5) of the Code.

(g)   In the  event  that any tax is  imposed  on  "prohibited  transactions"  of any  REMIC created  hereunder  as  defined  in  Section 860F(a)(2)  of the Code,  on "net  income  from foreclosure  property"  of any REMIC as  defined  in  Section 860G(c)  of the  Code,  on any contributions to any REMIC after the Startup Date therefor  pursuant to  Section 860G(d)  of the Code,  or any other tax  imposed by the Code or any  applicable  provisions  of state or local tax laws,  such tax shall be charged  (i) to the Master  Servicer,  if such tax arises out of or results  from a breach by the Master  Servicer  in its role as Master  Servicer or
REMIC  Administrator  of any of its obligations  under this Agreement or the Master Servicer has in its sole discretion  determined to indemnify the Trust Fund against such tax, (ii) to the  Trustee,  if such tax arises out of or results  from a breach by the  Trustee of any of its obligations under this Article X, or  (iii) otherwise  against amounts on deposit in the
Custodial  Account as provided by Section 3.10  and on the  Distribution  Date(s)  following such  reimbursement  the  aggregate  of such taxes shall be  allocated  in  reduction of the
Accrued  Certificate  Interest on each Class entitled  thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)   The Trustee and the Master Servicer shall,  for federal income tax purposes,  maintain books and records with respect to each REMIC on a calendar  year and on an accrual  basis or as otherwise may be required by the REMIC Provisions.

(i)   Following the Startup Date,  neither the Master  Servicer nor the Trustee shall accept any  contributions  of assets to any REMIC unless (subject to  Section 10.01(f))  the Master
Servicer  and the Trustee  shall have  received an Opinion of Counsel (at the expense of the party seeking to make such  contribution) to the effect that the inclusion of such assets in any REMIC will not cause any  REMIC created  hereunder  to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding or subject any such REMIC to any tax under the
REMIC  Provisions  or other  applicable  provisions  of  federal,  state  and  local  law or ordinances.

(j)   Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f))  enter into any  arrangement  by which  any  REMIC created  hereunder  will  receive a fee or other compensation for services nor permit any REMIC created  hereunder to receive any income from assets other than  "qualified  mortgages"  as defined in  Section 860G(a)(3)  of the Code or
"permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)   Solely for purposes of  Section 1.860G-1(a)(4)(iii)  of the Treasury Regulations,  the
"latest possible  maturity date" by which the principal  balance of each regular interest in each REMIC would be reduced to zero is November 25, 2036, which is the Distribution  Date in the month following the last scheduled payment on any Mortgage Loan.

(l)   Within 30 days after the Closing Date, the REMIC  Administrator shall prepare and file with the Internal  Revenue Service Form 8811,  "Information  Return for Real Estate Mortgage
Investment  Conduits (REMIC) and Issuers of  Collateralized  Debt Obligations" for the Trust
Fund.

(m)   Neither the Trustee nor the Master  Servicer shall sell,  dispose of or substitute for any of the Mortgage Loans (except in connection  with (i) the default,  imminent  default or foreclosure of a Mortgage Loan,  including but not limited to, the  acquisition or sale of a
Mortgaged  Property  acquired by deed in lieu of  foreclosure,  (ii) the  bankruptcy  of the
Trust Fund,  (iii) the  termination of any REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of  Mortgage  Loans  pursuant to  Article II  or III of this  Agreement)  or acquire  any assets for any REMIC or sell or dispose  of any  investments  in the  Custodial
Account or the Certificate  Account for gain, or accept any contributions to any REMIC after the Closing Date unless it has  received an Opinion of Counsel that such sale,  disposition, substitution or acquisition  will not (a) affect  adversely the status of any  REMIC created hereunder  as a  REMIC  or  (b) unless  the  Master  Servicer  has  determined  in its  sole discretion to indemnify the Trust Fund against such tax,  cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02.....Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)   The  Trustee  agrees  to  indemnify  the  Trust  Fund,   the   Depositor,   the  REMIC
Administrator  and  the  Master  Servicer  for  any  taxes  and  costs  including,   without
limitation,  any  reasonable  attorneys  fees imposed on or incurred by the Trust Fund,  the
Depositor or the Master  Servicer,  as a result of a breach of the  Trustee's  covenants set forth in  Article VIII  or this  Article X.  In the event  that  Residential  Funding  is no longer the Master Servicer,  the Trustee shall indemnify  Residential  Funding for any taxes and costs  including,  without  limitation,  any  reasonable  attorneys  fees  imposed on or incurred  by  Residential  Funding as a result of a breach of the  Trustee's  covenants  set forth in Article VIII or this Article X.

(b)   The REMIC Administrator agrees to indemnify the Trust Fund, the Depositor,  the Master
Servicer  and the  Trustee  for any taxes  and costs  (including,  without  limitation,  any reasonable  attorneys'  fees) imposed on or incurred by the Trust Fund, the  Depositor,  the
Master  Servicer  or the  Trustee,  as a result  of a breach  of the  REMIC  Administrator's covenants set forth in this Article X with respect to compliance with the REMIC  Provisions, including  without  limitation,  any penalties  arising from the Trustee's  execution of Tax
Returns  prepared by the REMIC  Administrator  that contain  errors or omissions;  provided, however,  that such  liability  will not be imposed to the extent such breach is a result of an error or  omission  in  information  provided  to the REMIC  Administrator  by the Master
Servicer in which case Section 10.02(c) will apply.

(c)   The Master  Servicer  agrees to indemnify  the Trust Fund,  the  Depositor,  the REMIC
Administrator and the Trustee for any taxes and costs (including,  without  limitation,  any reasonable  attorneys'  fees) imposed on or incurred by the Trust Fund, the  Depositor,  the
REMIC  Administrator  or the  Trustee,  as a result  of a breach  of the  Master  Servicer's covenants set forth in this Article X or in Article III  with respect to compliance with the
REMIC  Provisions,  including without  limitation,  any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

ARTICLE XI

                                  MISCELLANEOUS PROVISIONS

Section 11.01.....Amendment.

(a)   This  Agreement  or any  Custodial  Agreement  may be amended from time to time by the
Depositor,  the  Master  Servicer  and  the  Trustee,  without  the  consent  of  any of the
Certificateholders:

(i)   to cure any ambiguity,

(ii)  to correct or supplement any provisions  herein or therein,  which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii) to  modify,  eliminate  or add to any of its  provisions  to such  extent  as shall be necessary or desirable to maintain the  qualification of any  REMIC created  hereunder as a REMIC at all times that any  Certificate  is  outstanding or to avoid or minimize the risk of the  imposition  of any tax on the Trust  Fund  pursuant  to the Code that would be a claim  against the Trust Fund,  provided  that the Trustee has  received an
      Opinion of Counsel to the effect that  (A) such  action is  necessary  or desirable to maintain such  qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not  adversely  affect in any  material  respect the interests of any Certificateholder,

(iv)  to change the timing  and/or  nature of  deposits  into the  Custodial  Account or the
      Certificate  Account  or to  change  the  name  in  which  the  Custodial  Account  is maintained,  provided that (A) the Certificate  Account Deposit Date shall in no event be later than the related  Distribution  Date, (B) such change shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material  respect the interests of any  Certificateholder  and (C) such  change  shall not result in a  reduction  of the rating  assigned  to any  Class of  Certificates  below the lower of the  then-current rating  or the  rating  assigned  to such  Certificates  as of the  Closing  Date,  as evidenced by a letter from each Rating Agency to such effect,

(v)   to  modify,  eliminate  or add to  the  provisions  of  Section 5.02(f)  or any  other provision hereof restricting  transfer of the Class R  Certificates by virtue of their being the  "residual  interests" in the Trust Fund provided that (A) such change shall not result in  reduction  of the rating  assigned  to any such  Class of  Certificates
      below  the  lower  of  the  then-current   rating  or  the  rating  assigned  to  such
      Certificates  as of the Closing Date, as evidenced by a letter from each Rating Agency to such  effect,  and (B) such  change  shall not  (subject to  Section 10.01(f)),  as evidenced by an Opinion of Counsel (at the expense of the party  seeking so to modify,
      eliminate   or  add  such   provisions),   cause  the   Trust   Fund  or  any  of  the
      Certificateholders  (other than the  transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

(vi)  to make any other  provisions with respect to matters or questions  arising under this
      Agreement or such Custodial Agreement which shall not be materially  inconsistent with the  provisions of this  Agreement,  provided that such action shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material  respect the interests of any Certificateholder and is authorized or permitted under Section 11.01.

(b)   This  Agreement or any  Custodial  Agreement  may also be amended from time to time by the Depositor,  the Master Servicer, the Trustee and the Holders of Certificates  evidencing in  the  aggregate  not  less  than  66%  of  the  Percentage  Interests  of  each  Class of
Certificates  with a Certificate  Principal  Balance greater than zero affected  thereby for the purpose of adding any provisions to or changing in any manner or eliminating  any of the provisions of this Agreement or such  Custodial  Agreement or of modifying in any manner the rights of the  Holders  of  Certificates  of such  Class;  provided,  however,  that no such amendment shall:

(i)   reduce in any  manner  the  amount  of, or delay the  timing  of,  payments  which are required to be  distributed  on any  Certificate  without the consent of the Holder of such Certificate,

(ii)  adversely  affect in any material  respect the interest of the Holders of Certificates of any  Class in a manner  other than as  described  in clause (i) hereof  without the consent  of  Holders  of  Certificates  of such  Class evidencing,  as to such  Class,
      Percentage Interests aggregating not less than 66%, or

(iii) reduce the aforesaid  percentage of Certificates of any Class the Holders of which are required  to consent to any such  amendment,  in any such case  without the consent of the Holders of all Certificates of such Class then outstanding.

(c)   Notwithstanding  any  contrary  provision  of this  Agreement,  the Trustee  shall not consent to any amendment to this  Agreement  unless it shall have first  received an Opinion of Counsel  (at the expense of the party  seeking  such  amendment)  to the effect that such amendment or the exercise of any power granted to the Master Servicer,  the Depositor or the
Trustee in accordance  with such  amendment  will not result in the  imposition of a federal tax on the Trust Fund or cause any REMIC created  hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding;  provided,  that if the indemnity described in
Section 10.01(f)  with respect to any taxes that might be imposed on the Trust Fund has been given, the Trustee shall not require the delivery to it of the Opinion of Counsel  described in this  Section 11.01(c).  The  Trustee  may but shall not be  obligated  to enter into any amendment pursuant to this Section that  affects its rights,  duties and immunities and this
Agreement or otherwise; provided, however, such consent shall not be unreasonably withheld.

(d)   Promptly after the execution of any such  amendment the Trustee shall furnish  written notification of the substance of such amendment to each  Certificateholder.  It shall not be necessary  for the consent of  Certificateholders  under this  Section 11.01  to approve the particular form of any proposed amendment,  but it shall be sufficient if such consent shall approve the substance  thereof.  The manner of obtaining such consents and of evidencing the authorization  of the  execution  thereof  by  Certificateholders  shall be  subject to such reasonable regulations as the Trustee may prescribe.

(e)   The Depositor shall have the option, in its sole discretion,  to obtain and deliver to the  Trustee any  corporate  guaranty,  payment  obligation,  irrevocable  letter of credit, surety bond,  insurance  policy or similar  instrument or a reserve fund, or any combination of the  foregoing,  for the purpose of protecting  the Holders of the Class SB  Certificates against any or all Realized  Losses or other  shortfalls.  Any such instrument or fund shall be held by the Trustee for the benefit of the Class SB Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included in any REMIC. To the extent that  any such  instrument  or fund  constitutes  a  reserve  fund for  federal  income  tax purposes,  (i) any reserve fund so established  shall be an outside  reserve fund and not an asset of such REMIC,  (ii) any such reserve fund shall be owned by the Depositor,  and (iii)
amounts  transferred  by such  REMIC to any such  reserve  fund  shall be treated as amounts distributed  by such REMIC to the  Depositor  or any  successor,  all within the  meaning of
Treasury  Regulations  Section 1.860G-2(h)  in effect as of the Cut-off  Date. In connection with the provision of any such instrument or fund,  this Agreement and any provision  hereof may be modified,  added to,  deleted or  otherwise  amended in any manner that is related or incidental to such instrument or fund or the establishment or administration  thereof,  such amendment to be made by written  instrument  executed or consented to by the  Depositor  and such  related  insurer  but without  the  consent of any  Certificateholder  and without the consent of the Master  Servicer  or the Trustee  being  required  unless any such  amendment would impose any additional  obligation on, or otherwise  adversely  affect the interests of the  Certificateholders,  the Master Servicer or the Trustee,  as applicable;  provided that the  Depositor  obtains an Opinion of Counsel  (which need not be an opinion of  Independent counsel)  to the effect  that any such  amendment  will not cause (a) any  federal tax to be imposed  on the Trust  Fund,  including  without  limitation,  any  federal  tax  imposed on
"prohibited  transactions" under  Section 860F(a)(1)  of the Code or on "contributions after the startup date" under  Section 860G(d)(1) of the Code and (b) any REMIC created  hereunder to fail to  qualify  as a REMIC at any time  that any  Certificate  is  outstanding.  In the event that the Depositor  elects to provide such coverage in the form of a limited  guaranty provided  by GMAC LLC,  the  Depositor  may elect  that the text of such  amendment  to this
Agreement  shall be  substantially  in the form attached  hereto as Exhibit K (in which case
Residential Funding's  Subordinate  Certificate Loss Obligation as described in such exhibit shall be  established  by  Residential  Funding's  consent to such  amendment)  and that the limited  guaranty  shall be executed in the form  attached  hereto as  Exhibit L,  with such changes as the Depositor shall deem to be appropriate;  it being understood that the Trustee has  reviewed  and  approved  the  content of such forms and that the  Trustee's  consent or approval to the use thereof is not required.

(f)   Notwithstanding  anything to the contrary set forth in Sections  11.01 (b),  (c), (d), and  (e),  any  amendment  of  Sections  4.02(c)(i)  through  (x) and  Section  4.10 of this
Agreement shall require the consent of the Swap  Counterparty  as a third-party  beneficiary of Sections 4.02(c)(x) and 4.10 of this Agreement.

Section 11.02.....Recordation of Agreement; Counterparts.

(a)   To the extent  permitted by applicable  law, this  Agreement is subject to recordation in all  appropriate  public  offices for real property  records in all the counties or other comparable  jurisdictions in which any or all of the properties subject to the Mortgages are situated,  and  in  any  other  appropriate  public  recording  office  or  elsewhere,  such recordation  to be effected by the Master  Servicer  and at its expense on  direction by the
Trustee (pursuant to the request of the Holders of Certificates  entitled to at least 25% of the Voting  Rights),  but only upon  direction  accompanied  by an Opinion of Counsel to the effect that such  recordation  materially  and  beneficially  affects the  interests  of the
Certificateholders.

(b)   For the purpose of  facilitating  the recordation of this Agreement as herein provided and for other  purposes,  this  Agreement  may be executed  simultaneously  in any number of counterparts,  each of  which  counterparts  shall be  deemed  to be an  original,  and such counterparts shall constitute but one and the same instrument.

Section 11.03.....Limitation on Rights of Certificateholders.

(a)   The death or incapacity of any  Certificateholder  shall not operate to terminate this
Agreement or the Trust Fund, nor entitle such  Certificateholder's  legal representatives or heirs to  claim an  accounting  or to take any  action  or  proceeding  in any  court  for a partition or winding up of the Trust Fund, nor otherwise affect the rights,  obligations and liabilities of any of the parties hereto.

(b)   No  Certificateholder  shall  have any right to vote  (except  as  expressly  provided herein) or in any manner  otherwise  control the operation and management of the Trust Fund, or the obligations of the parties hereto,  nor shall anything herein set forth, or contained in the terms of the  Certificates,  be construed so as to constitute the  Certificateholders from time to time as partners or members of an association;  nor shall any Certificateholder be under any  liability  to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c)   No  Certificateholder  shall  have  any  right  by  virtue  of any  provision  of this
Agreement to institute  any suit,  action or proceeding in equity or at law upon or under or with  respect to this  Agreement,  unless  such  Holder  previously  shall have given to the
Trustee  a  written  notice of  default  and of the  continuance  thereof,  as  hereinbefore provided,  and  unless  also the  Holders of  Certificates  of any  Class evidencing  in the aggregate not less than 25% of the related  Percentage  Interests of such Class,  shall have made written  request upon the Trustee to institute  such action,  suit or proceeding in its own name as  Trustee  hereunder  and shall  have  offered  to the  Trustee  such  reasonable indemnity  as it may require  against the costs,  expenses  and  liabilities  to be incurred therein or thereby, and the Trustee,  for 60 days after its receipt of such notice,  request and offer of indemnity,  shall have neglected or refused to institute any such action,  suit or  proceeding it being  understood  and intended,  and being  expressly  covenanted by each
Certificateholder  with every other  Certificateholder  and the Trustee, that no one or more
Holders of Certificates  of any Class shall  have any right in any manner whatever by virtue of any  provision  of this  Agreement  to  affect,  disturb or  prejudice  the rights of the
Holders of any other of such  Certificates of such Class or any other Class, or to obtain or seek to obtain  priority  over or  preference  to any other such  Holder,  or to enforce any right under this Agreement,  except in the manner herein provided and for the common benefit of  Certificateholders  of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this  Section 11.03,  each and every  Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04.....Governing Law.

      This agreement and the  Certificates  shall be governed by and construed in accordance with the laws of the State of New York,  without  regard to the  conflict of law  principles thereof,  other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, and
the  obligations,  rights and  remedies  of the parties  hereunder  shall be  determined  in accordance with such laws.

Section 11.05.....Notices.

      All  demands  and  notices  hereunder  shall be in writing and shall be deemed to have been duly given if personally  delivered at or mailed by registered  mail,  postage  prepaid
(except for  notices to the Trustee  which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor,  8400 Normandale Lake Boulevard,  Suite 250,
Minneapolis,  Minnesota  55437,  Attention: President  (RASC),  or such other address as may hereafter be furnished to the Master  Servicer and the Trustee in writing by the  Depositor;
(b) in the case of the Master  Servicer,  2255 North  Ontario  Street,  Burbank,  California
91504-3120,  Attention:  Bond  Administration  or such  other  address  as may be  hereafter furnished to the  Depositor  and the Trustee by the Master  Servicer in writing;  (c) in the case of the Trustee,  the  Corporate  Trust Office or such other address as may hereafter be furnished to the  Depositor  and the Master  Servicer in writing by the Trustee;  (d) in the case of Standard & Poor's,  55 Water Street, New York, New York 10041;  Attention:  Mortgage
Surveillance or such other address as may be hereafter  furnished to the Depositor,  Trustee and Master Servicer by Standard & Poor's; (e) in the case of Moody's,  99 Church Street, New
York, New York 10007,  Attention:  ABS Monitoring  Department,  or such other address as may be hereafter  furnished to the Depositor,  the Trustee and the Master Servicer in writing by
Moody's,  (f) in the case of Fitch, One Street Plaza, New York, New York 10004 or such other address as may be hereafter furnished to the Depositor,  the Trustee and the Master Servicer
in writing by Fitch,  and (g) in the case of the Swap  Counterparty,  Barclays Bank PLC, 200
Park Avenue,  New York, New York 10166, or such other address as may be hereafter  furnished to the Depositor,  the Trustee and the Master Servicer in writing by the Swap  Counterparty.
Any notice  required  or  permitted  to be mailed to a  Certificateholder  shall be given by first  class  mail,  postage  prepaid,  at the  address  of  such  holder  as  shown  in the
Certificate  Register.  Any notice so mailed within the time  prescribed  in this  Agreement
shall  be   conclusively   presumed   to  have  been  duly   given,   whether   or  not  the
Certificateholder receives such notice.

Section 11.06.....Notices to Rating Agencies.

      The Depositor,  the Master Servicer or the Trustee,  as applicable,  shall notify each
Rating  Agency and each  Subservicer  at such time as it is otherwise  required  pursuant to this Agreement to give notice of the  occurrence  of, any of the events  described in clause
(a),  (b),  (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency and each  Subservicer  at such time as  otherwise  required  to be  delivered  pursuant  to this
Agreement of any of the statements described in clauses (e) and (f) below:

(a)   a material change or amendment to this Agreement,

(b)   the occurrence of an Event of Default,

(c)   the  termination or appointment of a successor  Master Servicer or Trustee or a change in the majority ownership of the Trustee,

(d)   the filing of any claim  under the Master  Servicer's  blanket  fidelity  bond and the errors and omissions  insurance  policy  required by  Section 3.12  or the  cancellation  or modification of coverage under any such instrument,

(e)   the statement  required to be delivered to the Holders of each  Class of  Certificates pursuant to Section 4.03,

(f)   the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)   a change in the location of the Custodial Account or the Certificate Account,

(h)   the  occurrence  of any monthly  cash flow  shortfall  to the Holders of any  Class of
Certificates  resulting from the failure by the Master Servicer to make an Advance  pursuant to Section 4.04,

(i)   the occurrence of the Final Distribution Date, and

(j)   the repurchase of or substitution for any Mortgage Loan, provided,  however, that with respect to notice of the  occurrence  of the events  described  in clauses  (d),  (g) or (h)
above,  the Master  Servicer  shall provide  prompt written notice to each Rating Agency and each Subservicer of any such event known to the Master Servicer.

Section 11.07.....Severability of Provisions.

      If any  one or  more  of the  covenants,  agreements,  provisions  or  terms  of  this
Agreement shall be for any reason whatsoever held invalid, then such covenants,  agreements, provisions  or terms shall be deemed  severable  from the remaining  covenants,  agreements, provisions  or  terms  of  this  Agreement  and  shall  in no way  affect  the  validity  or enforceability  of the other  provisions  of this  Agreement or of the  Certificates  or the rights of the Holders thereof.

Section 11.08.....Supplemental Provisions for Resecuritization.

      This  Agreement  may  be   supplemented  by  means  of  the  addition  of  a  separate
Article hereto  (a  "Supplemental  Article")  for the purpose of  resecuritizing  any of the
Certificates  issued  hereunder,  under the  following  circumstances.  With  respect to any
Class or Classes of Certificates  issued hereunder,  or any portion of any such Class, as to which the Depositor or any of its  Affiliates  (or any designee  thereof) is the  registered
Holder (the  "Resecuritized  Certificates"),  the Depositor  may deposit such  Resecuritized
Certificates  into a new REMIC,  grantor  trust or custodial  arrangement  (a "Restructuring
Vehicle")  to be held by the Trustee  pursuant to a  Supplemental  Article.  The  instrument adopting such Supplemental  Article shall be executed by the Depositor,  the Master Servicer and the Trustee;  provided,  that neither the Master Servicer nor the Trustee shall withhold their  consent  thereto if their  respective  interests  would not be  materially  adversely affected  thereby.  To the extent that the terms of the  Supplemental  Article do not in any way affect any provisions of this Agreement as to any of the  Certificates  initially issued hereunder,  the adoption of the Supplemental  Article shall not constitute an "amendment" of
this  Agreement.  Each  Supplemental   Article shall  set  forth  all  necessary  provisions
relating to the holding of the Resecuritized  Certificates by the Trustee, the establishment of the  Restructuring  Vehicle,  the issuing of various  classes of new  certificates by the
Restructuring  Vehicle and the  distributions  to be made thereon,  and any other provisions necessary to the  purposes  thereof.  In  connection  with each  Supplemental  Article,  the
Depositor  shall  deliver to the  Trustee  an Opinion of Counsel to the effect  that (i) the
Restructuring  Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation  for  federal  income  tax  purposes  and (ii)  the  adoption  of the  Supplemental
Article will not endanger the status of any REMIC created  hereunder as a REMIC or result in the  imposition  of a tax upon the  Trust  Fund  (including  but not  limited  to the tax on prohibited  transaction  as  defined  in  Section 860F(a)(2)  of the  Code  and  the  tax on
contributions to a REMIC as set forth in Section 860G(d) of the Code.

Section 11.09.....Third-Party Beneficiary.

      The Swap  Counterparty is an express  third-party  beneficiary of Sections  4.02(c)(x)
and 4.10 of this  Agreement,  and shall have the right to enforce the provisions of Sections
4.02(c)(x) and 4.10 of this Agreement as if it were a party hereto.

Section 11.10.....Tax Treatment.

      Each party to this  Agreement and each holder of a Certificate by it acceptance of its ownership  interest  in such  Certificate,  hereby  agrees  to treat  the  payment  made and received  hereunder and any payments  received with respect to any  Certificate  for federal income tax purposes consistently with the REMIC structure,  the Swap Agreement and the SB-AM
Swap Agreement as set forth herein or incorporated  herein and with the deemed payments made with respect thereto as set forth herein.

ARTICLE XII

                               COMPLIANCE WITH REGULATION AB

Section 12.01.....Intent of Parties; Reasonableness.

      The  Depositor,  the Trustee and the Master  Servicer  acknowledge  and agree that the purpose  of  this  Article  XII is to  facilitate  compliance  by  the  Depositor  with  the provisions  of  Regulation AB  and related  rules and  regulations  of the  Commission.  The
Depositor  shall  not  exercise  its  right to  request  delivery  of  information  or other performance  under these  provisions  other than in good faith,  or for purposes  other than compliance  with the Securities  Act, the Exchange Act and the rules and  regulations of the
Commission  under the Securities  Act and the Exchange Act. Each of the Master  Servicer and
the Trustee  acknowledges  that  interpretations  of the requirements of  Regulation AB  may change over time,  whether due to  interpretive  guidance  provided by the Commission or its staff,  consensus among participants in the mortgage-backed  securities  markets,  advice of counsel,  or  otherwise,  and agrees to comply with  requests  made by the Depositor in good faith  for  delivery  of  information  under  these  provisions  on the  basis  of  evolving interpretations  of  Regulation AB.  Each  of the  Master  Servicer  and the  Trustee  shall cooperate  reasonably  with the Depositor to deliver to the Depositor  (including any of its assignees  or  designees),  any and all  disclosure,  statements,  reports,  certifications, records and any other information  necessary in the reasonable,  good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB.

Section 12.02.....Additional Representations and Warranties of the Trustee.

(a)   The Trustee  shall be deemed to represent to the  Depositor as of the Closing Date and on each date on which  information  is  provided  to the  Depositor  under  Sections  12.01,
12.02(b)  or 12.03  that,  except as  disclosed  in writing to the  Depositor  prior to such date: (i) it is not aware and has not received notice that any default,  early  amortization or  other  performance  triggering  event  has  occurred  as  to  any  other  Securitization
Transaction  due to any default of the Trustee;  (ii) there are no aspects of its  financial condition that could have a material  adverse effect on the performance by it of its trustee obligations under this Agreement or any other  Securitization  Transaction as to which it is the  trustee;  (iii) there are no material  legal or  governmental  proceedings  pending (or known to be  contemplated)  against it that would be  material to  Certificateholders;  (iv)
there are no  relationships  or  transactions  relating to the Trustee  with  respect to the
Depositor  or any  sponsor,  issuing  entity,  servicer,  trustee,  originator,  significant obligor,  enhancement or support provider or other material transaction party (as such terms are used in Regulation AB)  relating to the Securitization  Transaction  contemplated by the
Agreement,  as  identified by the Depositor to the Trustee in writing as of the Closing Date
(each, a "Transaction  Party") that are outside the ordinary  course of business or on terms other than would be obtained in an arm's length  transaction  with an unrelated third party, apart  from  the  Securitization  Transaction,  and  that  are  material  to the  investors'
understanding  of  the  Certificates;  and  (v)  the  Trustee  is not  an  affiliate  of any
Transaction  Party.  The Depositor shall notify the Trustee of any change in the identity of a Transaction Party after the Closing Date.

(b)   If so requested by the Depositor on any date  following the Closing Date,  the Trustee shall, within five Business Days following such request,  confirm in writing the accuracy of the  representations  and warranties set forth in paragraph (a) of this  Section or,  if any such  representation  and  warranty  is not  accurate  as of the date of such  confirmation, provide the  pertinent  facts,  in writing,  to the  Depositor.  Any such  request  from the
Depositor  shall not be given more than once each  calendar  quarter,  unless the  Depositor shall  have a  reasonable  basis for a  determination  that any of the  representations  and warranties may not be accurate.

Section 12.03.....Information to be Provided by the Trustee.

      For so long as the  Certificates  are  outstanding,  for the purpose of satisfying the
Depositor's  reporting  obligation  under  the  Exchange  Act with  respect  to any Class of
Certificates,  the Trustee shall provide to the Depositor a written  description  of (a) any litigation or  governmental  proceedings  pending  against the Trustee as of the last day of each calendar month that would be material to  Certificateholders,  and (b) any affiliations or relationships  (as described in Item 1119 of  Regulation AB)  that develop  following the
Closing  Date  between  the  Trustee  and any  Transaction  Party of the type  described  in
Section 12.02(a)(iv)  or  12.02(a)(v)  as of  the  last  day  of  each  calendar  year.  Any descriptions  required with respect to legal  proceedings,  as well as updates to previously provided  descriptions,  under this Section 12.03 shall be given no later than five Business
Days  prior to the  Determination  Date  following  the  month in which the  relevant  event occurs, and any notices and descriptions  required with respect to affiliations,  as well as updates to previously  provided  descriptions,  under this  Section 12.03  shall be given no later than January 31 of the calendar year  following  the year in which the relevant  event occurs.  As of the date the Depositor or Master  Servicer files each Report on Form 10-D and
Report  on Form  10-K  with  respect  to the  Certificates,  the  Trustee  will be deemed to represent  that any  information  previously  provided  under this Article XII is materially correct and does not have any material  omissions  unless the Trustee has provided an update to such  information.  The  Depositor  will  allow  the  Trustee  to review  any  disclosure relating to material  litigation  against the Trustee prior to filing such  disclosure  with the Commission to the extent the Depositor changes the information provided by the Trustee.

Section 12.04.....Report on Assessment of Compliance and Attestation.

      On or before March 15 of each calendar year, the Trustee shall:

(a)   deliver to the Depositor a report (in form and substance  reasonably  satisfactory  to the  Depositor)  regarding  the  Trustee's  assessment  of  compliance  with the  applicable
Servicing  Criteria during the immediately  preceding calendar year, as required under Rules
13a-18 and 15d-18 of the Exchange Act and Item 1122 of  Regulation AB.  Such report shall be addressed to the  Depositor and signed by an  authorized  officer of the Trustee,  and shall address each of the Servicing Criteria specified on Exhibit S hereto; and

(b)   deliver to the Depositor a report of a registered  public  accounting  firm reasonably acceptable  to the Depositor  that attests to, and reports on, the  assessment of compliance made by the Trustee and delivered  pursuant to the  preceding  paragraph.  Such  attestation shall be in  accordance  with  Rules  1-02(a)(3)  and  2-02(g) of  Regulation S-X  under the
Securities Act and the Exchange Act.

Section 12.05.....Indemnification; Remedies.

(a)   The Trustee shall  indemnify  the  Depositor,  each  affiliate of the  Depositor,  the
Master  Servicer and each broker dealer acting as  underwriter,  placement  agent or initial purchaser of the  Certificates  or each Person who controls any of such parties  (within the meaning of Section 15 of the  Securities  Act and  Section 20 of the Exchange  Act); and the
respective  present  and former  directors,  officers,  employees  and agents of each of the foregoing,  and shall hold each of them  harmless  from and  against  any  losses,  damages, penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments,  and any other  costs,  fees and  expenses  that any of them may sustain  arising out of or based upon:

(i)   (A)         any  untrue  statement  of a  material  fact  contained  or  alleged to be contained in any  information,  report,  certification,  accountants'  attestation  or other  material  provided  under  this  Article  XII by or on  behalf  of the  Trustee
      (collectively,  the "Trustee Information"), or (B) the omission or alleged omission to state in the Trustee  Information a material fact required to be stated in the Trustee
      Information or necessary in order to make the statements  therein, in the light of the circumstances  under  which  they  were  made,  not  misleading;  provided,  by way of clarification,  that  clause  (B) of this  paragraph  shall  be  construed  solely  by reference to the Trustee Information and not to any other information  communicated in connection  with a sale or  purchase  of  securities,  without  regard to whether  the
      Trustee  Information or any portion  thereof is presented  together with or separately from such other information; or

(ii)  any failure by the Trustee to deliver any information,  report, certification or other material  when and as required  under this  Article  XII,  other than a failure by the
      Trustee to deliver the accountants' attestation.

(b)   In  the  case  of  any   failure  of   performance   described   in  clause   (ii)  of
Section 12.05(a),  the Trustee  shall (i) promptly  reimburse  the  Depositor  for all costs
reasonably  incurred  by  the  Depositor  in  order  to  obtain  the  information,   report,
certification,  accountants'  attestation or other material not delivered as required by the
Trustee and (ii)  cooperate  with the Depositor to mitigate any damages that may result from such failure.

(c)   The Depositor and the Master Servicer shall  indemnify the Trustee,  each affiliate of the Trustee or each Person who controls  the Trustee  (within the meaning of  Section 15  of the Securities  Act and  Section 20 of the Exchange  Act),  and the  respective  present and former  directors,  officers,  employees  and agents of the Trustee,  and shall hold each of them harmless from and against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs, fees and expenses that any of them may sustain arising out of or based upon (i) any untrue  statement of a material fact contained or alleged to be contained in any  information  provided under this Agreement by or on behalf of the  Depositor or Master  Servicer for inclusion in any report filed with
Commission  under  the  Exchange  Act  (collectively,  the "RFC  Information"),  or (ii) the omission or alleged  omission to state in the RFC Information a material fact required to be stated in the RFC Information or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading;  provided,  by way of clarification,  that clause (ii) of this paragraph shall be construed solely by reference to the RFC Information and not to any other information  communicated in connection with a sale or purchase of  securities,  without  regard to whether the RFC  Information  or any portion thereof is presented together with or separately from such other information.

      IN WITNESS  WHEREOF,  the Depositor,  the Master  Servicer and the Trustee have caused their names to be signed hereto by their  respective  officers  thereunto duly authorized as of the day and year first above written.

                                      RESIDENTIAL ASSET SECURITIES CORPORATION
                                      By: /s/Tim Jacobson
                                          Name: Tim Jacobson
                                          Title: Vice President
                                      RESIDENTIAL FUNDING COMPANY, LLC
                                      By: /s/Joseph Orning
                                          Name: Joseph Orning
                                          Title: Associate
                                      U.S. BANK NATIONAL ASSOCIATION
                                      as Trustee

                                      By:/s/Tamara Shultz-Fugh
                                          Name: Tamara Shultz-Fugh
                                          Title: Vice President

STATE OF MINNESOTA
                            ) ss.:
COUNTY OF HENNEPIN          )
      On the ____ day of  October  2006  before me, a notary  public in and for said  State, personally  appeared Tim Jacobson known to me to be a Vice  President of  Residential  Asset
Securities  Corporation,  one of the corporations that executed the within  instrument,  and also  known to me to be the  person  who  executed  it on  behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate  first above written.

                                 Notary Public
                                /s/Amy Sue Olson
[Notarial Seal]

STATE OF MINNESOTA
                            ) ss.:
COUNTY OF HENNEPIN          )
      On the ____ day of  October  2006  before me, a notary  public in and for said  State, personally  appeared  Joseph Orning,  known to me to be an Associate of Residential  Funding
Company,  LLC, a limited  liability  company that executed the within  instrument,  and also known to me to be the person who  executed it on behalf of said limited  liability  company, and acknowledged to me that such limited liability company executed the within instrument.

      IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                 Notary Public
                                 /s/Amy Sue Olson

[Notarial Seal]

STATE OF MINNESOTA
                            ) ss.:
COUNTY OF HENNEPIN          )
      On the ____ day of  October  2006  before me, a notary  public in and for said  State, personally  appeared  Tamara  Shultz-Fugh,  known to me to be a Vice  President of U.S. Bank
National  Association,  a banking association  organized under the laws of the United States that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said banking  corporation and acknowledged to me that such banking  corporation executed the within instrument.

      IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                 Notary Public
                                 /s/Trisha L. Willett

[Notarial Seal]

                                                                     EXHIBIT A

                       FORM OF CLASS A-[_] CERTIFICATE

      SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A
"REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE  CODE OF 1986  COUPLED  WITH THE RIGHT TO RECEIVE  PAYMENTS  UNDER THE
SWAP AGREEMENT.

      THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED
BY THE  PRINCIPAL  PAYMENTS  HEREON  AND  REALIZED  LOSSES  ALLOCABLE  HERETO.
ACCORDINGLY,   FOLLOWING  THE  INITIAL  ISSUANCE  OF  THE  CERTIFICATES,   THE
CERTIFICATE  PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE
DENOMINATION SHOWN BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS
CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF
THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION  ("DTC"),  TO THE TRUSTEE
OR ITS AGENT FOR  REGISTRATION  OF  TRANSFER,  EXCHANGE,  OR PAYMENT,  AND ANY
CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT
IS  MADE  TO  CEDE  & CO.  OR TO  SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF
FOR  VALUE OR  OTHERWISE  BY OR TO ANY  PERSON  IS  WRONGFUL  INASMUCH  AS THE
REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      ANY TRANSFEREE OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED
THAT AS OF ANY DATE PRIOR TO THE TERMINATION OF THE SWAP AGREEMENT,  EITHER IT
IS NOT A PLAN INVESTOR OR AT LEAST ONE OF U.S.  DEPARTMENT OF LABOR PROHIBITED
TRANSACTION  CLASS  EXEMPTIONS  84-14,  90-1,  91-38,  95-60,  96-23  OR OTHER
APPLICABLE  EXEMPTION  APPLIES TO SUCH HOLDER'S RIGHT TO RECEIVE PAYMENTS FROM
THE SUPPLEMENTAL INTEREST TRUST.

      IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN) IS ACQUIRED OR HELD BY
ANY PERSON THAT DOES NOT SATISFY THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING
PARAGRAPH,  THEN THE LAST PRECEDING  TRANSFEREE THAT SATISFIES SUCH CONDITIONS
SHALL  BE  RESTORED,  TO THE  EXTENT  PERMITTED  BY  LAW,  TO ALL  RIGHTS  AND
OBLIGATIONS  AS  CERTIFICATE  OWNER  THEREOF  RETROACTIVE  TO THE DATE OF SUCH
TRANSFER OF THIS  CERTIFICATE.  THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY
PERSON FOR MAKING  ANY  PAYMENTS  DUE ON THIS  CERTIFICATE  TO SUCH  PRECEDING
TRANSFEREE.

      ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION  OR HOLDING OF THIS
CERTIFICATE   (OR   INTEREST   THEREIN)  WAS  EFFECTED  IN  VIOLATION  OF  THE
RESTRICTIONS IN SECTION  5.02(E) OF THE POOLING AND SERVICING  AGREEMENT SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE,  THE MASTER SERVICER,
ANY SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,
CLAIMS,  COSTS OR  EXPENSES  INCURRED  BY SUCH  PARTIES  AS A  RESULT  OF SUCH
ACQUISITION OR HOLDING.

CUSIP: _____________________             Certificate No. A-[__]-__
Date of Pooling and Servicing Agreement  [Adjustable Pass-Through Rate]
and Cut-off Date:  October 27, 2006
First Distribution Date:  November 27,   Aggregate Initial Certificate Principal
2006                                     Balance of the Class A-[_]
                                         Certificates:
                                         $___________________________
Master Servicer:                         Initial Certificate Principal Balance
Residential Funding Company, LLC         of this Class A-[_] Certificate:
                                         $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                               SERIES 2006-KS9

            evidencing a percentage  interest in the distributions
            allocable  to  the   Class A-[_]   Certificates   with
            respect  to a Trust  Fund  consisting  primarily  of a
            pool of  [fixed]  [adjustable]  interest  rate,  first
            [and   junior]   lien   mortgage   loans  on  one-  to
            four-family    residential    properties    sold    by
            RESIDENTIAL ASSET SECURITIES CORPORATION

      This  Certificate  is payable  solely from the assets of the Trust Fund, and does not  represent  an  obligation  of or interest in  Residential  Asset
Securities Corporation,  the Master Servicer, the Trustee referred to below or
GMAC Mortgage Group, LLC or any of their affiliates.  Neither this Certificate
nor  the   underlying   mortgage  loans  are  guaranteed  or  insured  by  any
governmental  agency or  instrumentality  or by Residential  Asset  Securities
Corporation,  the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or
any of their  affiliates.  None of the Depositor,  the Master  Servicer,  GMAC
Mortgage Group,  LLC or any of their  affiliates will have any obligation with respect to any  certificate  or other  obligation  secured by or payable  from payments on the Certificates.

      This  certifies  that  [Cede  & Co.]  is  the  registered  owner  of the
Percentage  Interest  evidenced by this  Certificate in certain  distributions with respect to the Trust Fund  consisting  primarily of an interest in a pool of [fixed] [adjustable]  interest rate, first [and junior] lien mortgage loans on one- to four- family residential  properties (the "Mortgage  Loans"),  sold
by  Residential   Asset  Securities   Corporation   (hereinafter   called  the
"Depositor,"  which term  includes any  successor  entity under the  Agreement referred  to below).  The Trust Fund was  created  pursuant  to a Pooling  and
Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the
Depositor, the Master Servicer and U.S. Bank National Association,  as trustee
(the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered at the close of business on the Business Day immediately  preceding that  Distribution  Date  (the  "Record  Date"),  from the  related  Available
Distribution  Amount  in an  amount  equal to the  product  of the  Percentage
Interest  evidenced  by  this  Certificate  and the  amount  of  interest  and principal,  if any,  required  to be  distributed  to Holders  of  Class A-[_]
Certificates on such Distribution Date.

      Distributions  on this  Certificate  will be made  either by the  Master
Servicer  acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately  available  funds (by wire  transfer or otherwise)
for the account of the Person  entitled  thereto if such Person  shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed to the address of the Person entitled thereto,  as such name and address shall appear on the Certificate Register.

      Each holder of this  certificate  is deemed to represent  that as of any date prior to the termination of the Swap  Agreement,  either it is not a plan investor or at least one of U.S.  Department of Labor  Prohibited  Transaction
Class  Exemptions  84-14,  90-1,  91-38,  95-60,  96-23  or  other  applicable exemption  applies  to such  holder's  right  to  receive  payments  from  the
Supplemental   Interest   Trust.   Any  purported   Certificate   owner  whose
acquisition or holding of this Certificate (or interest  therein) was effected in  violation  of the  restrictions  in  Section  5.02(e) of the  Pooling  and
Servicing  Agreement  shall  indemnify  and hold harmless the  Depositor,  the
Trustee,  the Master Servicer,  any  Subservicer,  and the Trust Fund from and against any and all liabilities,  claims,  costs or expenses  incurred by such parties as a result of such acquisition or holding.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul, Minnesota.  The Initial
Certificate  Principal  Balance of this  Certificate  is set forth above.  The
Certificate  Principal  Balance  hereof  will be  reduced  [from  time to time pursuant to the Agreement].

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several  Classes  designated  as Home Equity  Mortgage  Asset-Backed
Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account
and/or   the    Certificate    Account    created    for   the    benefit   of
Certificateholders  may be made by the Master  Servicer  from time to time for
purposes  other  than  distributions  to  Certificateholders,   such  purposes
including  without  limitation  reimbursement  to the Depositor and the Master
Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the  Depositor,  the Master  Servicer and the Trustee and the rights of the
Certificateholders  under the  Agreement  from time to time by the  Depositor, the  Master  Servicer  and the  Trustee  with the  consent  of the  Holders of
Certificates  evidencing in the aggregate not less than 66% of the  Percentage
Interests of each Class of  Certificates affected thereby. Any such consent by the Holder of this Certificate  shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain  circumstances without the consent of
the  Holders  of  any  of  the   Certificates   and,  in  certain   additional
circumstances,  without  the  consent of the  Holders  of  certain  Classes of
Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in St. Paul, Minnesota,  duly endorsed  by,  or  accompanied  by an  assignment  in the form  below or other written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's attorney  duly  authorized  in  writing,  and  there  upon  one  or  more  new
Certificates  of  authorized   denominations  evidencing  the  same  Class and
aggregate  Percentage Interest will be issued to the designated  transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The Depositor,  the Master  Servicer,  the Trustee,  and the Certificate
Registrar and any agent of the Depositor,  the Master Servicer, the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is  registered  as  the  owner  hereof  for  all  purposes,  and  none  of the
Depositor,  the  Master  Servicer,  the  Trustee  or any such  agent  shall be affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them  pursuant to the  Agreement  following the earlier of (i) the maturity or other  liquidation  of the last  Mortgage  Loan subject thereto or the disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan,  and (ii) the purchase by the
Holder of the Class SB  Certificates or the Master  Servicer,  as described in the  Agreement,  from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans or the  Certificates,  in either case  thereby  effecting  early  retirement  of the  Certificates.  The
Agreement  permits,  but  does  not  require,  the  Holder  of  the  Class  SB
Certificates  or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage  Loan or
(ii) to purchase in whole,  but not in part, all of the Certificates  from the
Holders thereof,  provided,  that any such option may only be exercised if the
Stated Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution Date
upon which the proceeds of any such purchase are  distributed is less than ten percent of the Cut-off Date Balance.

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate Registrar, by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Trustee

                                          By:_________________________________
                                             Authorized Signatory

Dated:_____________________

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the  Class A-[_]  Certificates  referred  to  in  the within-mentioned Agreement.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Certificate Registrar

                                          By:  _______________________________
                                             Authorized Signatory

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and transfer(s)
unto

(Please  print or  typewrite  name and  address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within Trust  Certificate and hereby  authorizes  the  transfer  of  registration  of such  interest  to assignee on the Certificate Register of the Trust Fund.

      I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new
Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________

Dated:_____________________               ____________________________________
                                          Signature   by  or  on   behalf   of
                                          assignor

______________________________________________________________________________
                                          Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately
available                                                                 fund
to____________________________________________________________________________
for the account of ___________________________________________________________
account number _______________________________________________________________
or, if mailed by check, to ___________________________________________________

      Applicable statements should be mailed to:______________________________
______________________________________________________________________________
______________________________________________________________________________

      This  information  is provided  by  ___________________________________, the assignee named above, or ______________________________, as its agent.

                                                                     EXHIBIT B

                       FORM OF CLASS M-[_] CERTIFICATE

      THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND
CLASS M-[_] CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

      THE CERTIFICATE  PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED
BY THE  PRINCIPAL  PAYMENTS  HEREON  AND  REALIZED  LOSSES  ALLOCABLE  HERETO.
ACCORDINGLY,   FOLLOWING  THE  INITIAL  ISSUANCE  OF  THE  CERTIFICATES,   THE
CERTIFICATE  PRINCIPAL  BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE
DENOMINATION SHOWN BELOW.  ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS
CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF
THE DEPOSITORY  TRUST COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO ISSUER OR
ITS  AGENT  FOR  REGISTRATION  OF  TRANSFER,  EXCHANGE,  OR  PAYMENT,  AND ANY
CERTIFICATE  ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT
IS  MADE  TO  CEDE  & CO.  OR TO  SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF
FOR  VALUE OR  OTHERWISE  BY OR TO ANY  PERSON  IS  WRONGFUL  INASMUCH  AS THE
REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A
"REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE")  COUPLED WITH THE RIGHT TO RECEIVE  PAYMENTS
UNDER THE SWAP AGREEMENT.

      ANY TRANSFEREE OF THIS CERTIFICATE (OR INTEREST  THEREIN) ACQUIRED AFTER
TERMINATION  OF THE SWAP  AGREEMENT  WILL BE  DEEMED  TO HAVE  REPRESENTED  BY
VIRTUE OF ITS PURCHASE OR HOLDING OF THIS  CERTIFICATE  (OR INTEREST  THEREIN)
THAT EITHER (A) SUCH TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER PLAN
OR  ARRANGEMENT  SUBJECT  TO  THE  PROHIBITED  TRANSACTION  PROVISIONS  OF THE
EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION  4975  OF  THE  CODE  OR A  PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER, A NAMED FIDUCIARY OR A
TRUSTEE  OF ANY SUCH  PLAN)  WHO IS USING  "PLAN  ASSETS"  OF ANY SUCH PLAN TO
EFFECT SUCH ACQUISITION  (EACH OF THE FOREGOING,  A "PLAN  INVESTOR"),  (B) IT
HAS ACQUIRED AND IS HOLDING THIS  CERTIFICATE  IN RELIANCE ON U.S.  DEPARTMENT
OF LABOR PROHIBITED  TRANSACTION  EXEMPTION  ("PTE") 94-29, 59 FED. REG. 14674
(MARCH 29, 1994), AS MOST RECENTLY AMENDED BY PTE 2002-41,  67 FED. REG. 54487
(AUGUST 22, 2002) (THE "RFC  EXEMPTION"),  AND THAT IT UNDERSTANDS  THAT THERE
ARE CERTAIN  CONDITIONS TO THE  AVAILABILITY  OF THE RFC  EXEMPTION  INCLUDING
THAT THIS CERTIFICATE  MUST BE RATED, AT THE TIME OF PURCHASE,  NOT LOWER THAN
"BBB-" (OR ITS  EQUIVALENT) BY STANDARD & POOR'S,  FITCH OR MOODY'S OR (C) (I)
THE  TRANSFEREE  IS AN  INSURANCE  COMPANY,  (II) THE  SOURCE OF FUNDS USED TO
PURCHASE OR HOLD THIS  CERTIFICATE IS AN "INSURANCE  COMPANY GENERAL  ACCOUNT"
(AS   DEFINED   IN   U.S.   DEPARTMENT   OF   LABOR   PROHIBITED   TRANSACTION
CLASS EXEMPTION  ("PTCE")  95-60),  AND  (III)  THE  CONDITIONS  SET  FORTH IN
SECTIONS  I AND III OF PTCE  95-60  HAVE  BEEN  SATISFIED  (EACH  ENTITY  THAT
SATISFIES THIS CLAUSE (C), A "COMPLYING  INSURANCE  COMPANY").  EACH HOLDER OF
THIS  CERTIFICATE  IS DEEMED TO  REPRESENT  THAT,  AS OF ANY DATE PRIOR TO THE
TERMINATION  OF THE SWAP  AGREEMENT,  EITHER IT IS NOT A PLAN  INVESTOR  OR AT
LEAST ONE OF U.S. DEPARTMENT OF LABOR PROHIBITED  TRANSACTION CLASS EXEMPTIONS
84-14,  90-1,  91-38,  95-60,  96-23 OR OTHER APPLICABLE  EXEMPTION APPLIES TO
SUCH HOLDER'S RIGHT TO RECEIVE PAYMENTS FROM THE SUPPLEMENTAL INTEREST TRUST.

      IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN) IS ACQUIRED OR HELD BY
ANY PERSON THAT DOES NOT SATISFY THE  CONDITIONS  DESCRIBED  IN THE  PRECEDING
PARAGRAPH,  THEN THE LAST PRECEDING  TRANSFEREE  THAT EITHER (I) IS NOT A PLAN
INVESTOR,  (II) ACQUIRED  SUCH  CERTIFICATE  IN  COMPLIANCE  WITH THE TRANSFER
RESTRICTIONS  DESCRIBED ABOVE, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL
BE RESTORED,  TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS
CERTIFICATE  OWNER  THEREOF  RETROACTIVE  TO THE DATE OF SUCH TRANSFER OF THIS
CERTIFICATE.  THE  TRUSTEE  SHALL BE  UNDER NO  LIABILITY  TO ANY  PERSON  FOR
MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

      ANY TRANSFEREE OF A CLASS M CERTIFICATE  THAT IS A PLAN INVESTOR WILL BE
DEEMED TO HAVE  REPRESENTED  BY  VIRTUE OF ITS  PURCHASE  OR  HOLDING  OF SUCH
CERTIFICATE  OR  INTEREST  THEREIN  THAT  SUCH  CERTIFICATE,  AT THE  TIME  OF
PURCHASE,  IS RATED  NOT  LOWER  THAN  "BBB-"  (OR ITS  EQUIVALENT)  BY FITCH,
STANDARD & POOR'S OR MOODY'S.

      ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION  OR HOLDING OF THIS
CERTIFICATE   (OR   INTEREST   THEREIN)  WAS  EFFECTED  IN  VIOLATION  OF  THE
RESTRICTIONS IN SECTION  5.02(E) OF THE POOLING AND SERVICING  AGREEMENT SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE,  THE MASTER SERVICER,
ANY SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,
CLAIMS,  COSTS OR  EXPENSES  INCURRED  BY SUCH  PARTIES  AS A  RESULT  OF SUCH
ACQUISITION OR HOLDING.

CUSIP: _____________________             Certificate No. M-[__]-__
Date of Pooling and Servicing Agreement  [Adjustable Pass-Through Rate]
and Cut-off Date:  October 27, 2006      [Fixed Pass-Through Rate]
First Distribution Date:  November 27,   Aggregate Initial Certificate Principal
2006                                     Balance of the Class M-[_]
                                         Certificates:
                                         $___________________________
Master Servicer:                         Initial Certificate Principal Balance
Residential Funding Company, LLC         of this Class M-[_] Certificate:
                                         $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                               SERIES 2006-KS9

            evidencing a percentage  interest in the distributions
            allocable  to  the   Class M-[_]   Certificates   with
            respect  to a Trust  Fund  consisting  primarily  of a
            pool of  [fixed]  [adjustable]  interest  rate,  first
            [and   junior]   lien   mortgage   loans  on  one-  to
            four-family    residential    properties    sold    by
            RESIDENTIAL ASSET SECURITIES CORPORATION

      This  Certificate  is payable  solely from the assets of the Trust Fund, and does not  represent  an  obligation  of or interest in  Residential  Asset
Securities Corporation,  the Master Servicer, the Trustee referred to below or
GMAC Mortgage Group, LLC or any of their affiliates.  Neither this Certificate
nor  the   underlying   mortgage  loans  are  guaranteed  or  insured  by  any
governmental  agency or  instrumentality  or by Residential  Asset  Securities
Corporation,  the Master Servicer,  the Trustee or GMAC Mortgage Group, LLC or
any of their  affiliates.  None of the Depositor,  the Master  Servicer,  GMAC
Mortgage Group,  LLC or any of their  affiliates will have any obligation with respect to any  certificate  or other  obligation  secured by or payable  from payments on the Certificates.

      This  certifies  that  [Cede  & Co.]  is  the  registered  owner  of the
Percentage  Interest  evidenced by this  Certificate in certain  distributions with respect to the Trust Fund  consisting  primarily of an interest in a pool of [fixed] [adjustable]  interest rate, first [and junior] lien mortgage loans on one- to four- family residential  properties (the "Mortgage  Loans"),  sold
by  Residential   Asset  Securities   Corporation   (hereinafter   called  the
"Depositor,"  which term  includes any  successor  entity under the  Agreement referred  to below).  The Trust Fund was  created  pursuant  to a Pooling  and
Servicing  Agreement  dated as  specified  above (the  "Agreement")  among the
Depositor, the Master Servicer and U.S. Bank National Association,  as trustee
(the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized terms used herein have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered at the close of business on the Business Day immediately  preceding that  Distribution  Date  (the  "Record  Date"),  from the  related  Available
Distribution  Amount  in an  amount  equal to the  product  of the  Percentage
Interest  evidenced  by  this  Certificate  and the  amount  of  interest  and principal,  if any,  required  to be  distributed  to Holders  of  Class M-[_]
Certificates on such Distribution Date.

      Distributions  on this  Certificate  will be made  either by the  Master
Servicer  acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately  available  funds (by wire  transfer or otherwise)
for the account of the Person  entitled  thereto if such Person  shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed to the address of the Person entitled thereto,  as such name and address shall appear on the Certificate Register.

      Any Transferee of this  Certificate  will be deemed to have  represented by  virtue  of its  purchase  or  holding  of this  Certificate  (or  interest therein)  after  termination  of the  Swap  Agreement  that  either  (a)  such transferee  is not an  employee  benefit  plan or  other  plan or  arrangement subject to the prohibited  transaction  provisions of the Employee  Retirement
Income  Security  Act of 1974,  as amended  ("ERISA"),  or Section 4975 of the code or a  person  (including  an  insurance  company  investing  its  general account,  an investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan  assets" of any such plan to effect such  acquisition
(each  of the  foregoing,  a  "Plan  Investor"),  (b) it has  acquired  and is holding this  Certificate in reliance on U.S.  Department of Labor  Prohibited
Transaction  Exemption  ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as
most recently  amended by PTE 2002-41,  67 Fed.  Reg.  54487 (August 22, 2002)
(the  "RFC  Exemption"),  and  that it  understands  that  there  are  certain conditions  to the  availability  of the RFC  Exemption  including  that  this
Certificate must be rated, at the time of purchase,  not lower than "BBB-" (or its  equivalent)  by  Standard  &  Poor's,  Fitch  or  Moody's  or (c) (i) the
transferee is an insurance company,  (ii) the source of funds used to purchase or hold  this  certificate  is an  "insurance  company  general  account"  (as defined in U.S.  Department of Labor  Prohibited  Transaction  Class Exemption
("PTCE")  95-60),  and (iii) the conditions set forth in sections I and III of
PTCE 95-60 have been satisfied  (each entity that satisfies this clause (c), a
"Complying Insurance  Company").  Each holder of this Certificate is deemed to represent  that,  as of  any  date  prior  to  the  termination  of  the  Swap
Agreement,  either  it  is  not a  plan  investor  or at  least  one  of  U.S.
Department of Labor  Prohibited  Transaction  Class  Exemptions  84-14,  90-1,
91-38,  95-60,  96-23 or other applicable  exemption  applies to such holder's right to receive payments from the Supplemental Interest Trust.

       If this  Certificate  (or any interest  therein) is acquired or held by any person that does not satisfy the  conditions  described  in the  preceding paragraph,  then the last preceding  transferee  that either (i) is not a Plan
Investor,  (ii) acquired  such  Certificate  in  compliance  with the transfer restrictions  described above, or (iii) is a Complying Insurance Company shall be restored,  to the extent permitted by law, to all rights and obligations as
Certificate  owner  thereof  retroactive  to the date of such transfer of this
Certificate.  The  Trustee  shall be  under no  liability  to any  person  for making any  payments due on this  Certificate  to such  preceding  transferee.
Any  purported   Certificate  owner  whose  acquisition  or  holding  of  this
Certificate   (or   interest   therein)  was  effected  in  violation  of  the
restrictions in Section  5.02(e) of the Pooling and Servicing  Agreement shall indemnify and hold harmless the Depositor,  the Trustee,  the Master Servicer, any Subservicer,  and the Trust Fund from and against any and all liabilities, claims,  costs or  expenses  incurred  by such  parties  as a  result  of such acquisition or holding.

      Any Transferee of a Class M Certificate  that is a plan investor will be deemed to have  represented  by  virtue of its  purchase  or  holding  of such
Certificate  or  interest  therein  that  such  Certificate,  at the  time  of purchase,  is rated  not  lower  than  "BBB-"  (or its  equivalent)  by Fitch,
Standard & Poors or Moodys.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of, this Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul, Minnesota.  The Initial
Certificate  Principal  Balance of this  Certificate  is set forth above.  The
Certificate  Principal  Balance  hereof  will  be  reduced  to the  extent  of distributions allocable to principal and any Realized Losses allocable hereto.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several  Classes  designated  as Home Equity  Mortgage  Asset-Backed
Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account and/or the Certificate  Account created for the benefit of  Certificateholders may be made by the Master  Servicer from time to time for purposes  other than
distributions  to   Certificateholders,   such  purposes   including   without
limitation  reimbursement to the Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the  Depositor,  the Master  Servicer and the Trustee and the rights of the
Certificateholders  under the  Agreement  from time to time by the  Depositor, the  Master  Servicer  and the  Trustee  with the  consent  of the  Holders of
Certificates  evidencing in the aggregate not less than 66% of the  Percentage
Interests of each Class of  Certificates affected thereby. Any such consent by the Holder of this Certificate  shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain  circumstances without the consent of
the  Holders  of  any  of  the   Certificates   and,  in  certain   additional
circumstances,  without  the  consent of the  Holders  of  certain  Classes of
Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in St. Paul, Minnesota,  duly endorsed  by,  or  accompanied  by an  assignment  in the form  below or other written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's attorney  duly  authorized  in  writing,  and  there  upon  one  or  more  new
Certificates  of  authorized   denominations  evidencing  the  same  Class and
aggregate  Percentage Interest will be issued to the designated  transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The Depositor,  the Master  Servicer,  the Trustee,  and the Certificate
Registrar and any agent of the Depositor,  the Master Servicer, the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is  registered  as  the  owner  hereof  for  all  purposes,  and  none  of the
Depositor,  the  Master  Servicer,  the  Trustee  or any such  agent  shall be affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them  pursuant to the  Agreement  following the earlier of (i) the maturity or other  liquidation  of the last  Mortgage  Loan subject thereto or the disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan,  and (ii) the purchase by the
Holder of the Class SB  Certificates or the Master  Servicer,  as described in the  Agreement,  from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans or the  Certificates,  in either case  thereby  effecting  early  retirement  of the  Certificates.  The
Agreement  permits,  but  does  not  require,  the  Holder  of  the  Class  SB
Certificates  or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage  Loan or
(ii) to purchase in whole,  but not in part, all of the Certificates  from the
Holders thereof,  provided,  that any such option may only be exercised if the
Stated Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution Date
upon which the proceeds of any such purchase are  distributed is less than ten percent of the Cut-off Date Balance.

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate Registrar, by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Trustee

                                          By:_________________________________
                                             Authorized Signatory

Dated:_____________________

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the  Class M-[_]  Certificates  referred  to  in  the within-mentioned Agreement.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Certificate Registrar

                                          By:  _______________________________
                                             Authorized Signatory

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and transfer(s)
unto

(Please  print or  typewrite  name and  address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within Trust  Certificate and hereby  authorizes  the  transfer  of  registration  of such  interest  to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Certificate Registrar to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________

Dated:_____________________               ____________________________________
                                          Signature   by  or  on   behalf   of
                                          assignor

______________________________________________________________________________
                                          Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately
available                                                                 fund
to____________________________________________________________________________
for the account of ___________________________________________________________
account number _______________________________________________________________
or, if mailed by check, to ___________________________________________________

      Applicable statements should be mailed to:______________________________
______________________________________________________________________________
______________________________________________________________________________

      This  information  is provided  by  ___________________________________, the assignee named above, or ______________________________, as its agent.

                                                                     EXHIBIT C

                           CLASS SB-[_] CERTIFICATE

      THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND
CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

      SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A
"REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE")  COUPLED WITH THE RIGHT TO RECEIVE  PAYMENTS
UNDER THE SWAP AGREEMENT.

      THIS  CERTIFICATE  HAS NOT BEEN AND WILL  NOT BE  REGISTERED  UNDER  THE
SECURITIES ACT OF 1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND
MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE  EXEMPT  FROM
REGISTRATION  UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED
IN  ACCORDANCE  WITH  THE  PROVISIONS  OF  SECTION  5.02  OF THE  POOLING  AND
SERVICING AGREEMENT (THE "AGREEMENT").

      NO TRANSFER OF THIS  CERTIFICATE  OR ANY INTEREST  THEREIN SHALL BE MADE
TO ANY  EMPLOYEE  BENEFIT  PLAN OR OTHER  PLAN OR  ARRANGEMENT  SUBJECT TO THE
PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED ("ERISA"),  OR SECTION 4975 OF THE CODE, OR ANY PERSON
(INCLUDING AN INSURANCE COMPANY  INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT
MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING "PLAN
ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING,  A
"PLAN  INVESTOR")  UNLESS THE TRUSTEE,  THE DEPOSITOR AND THE MASTER  SERVICER
ARE  PROVIDED  WITH AN  OPINION  OF  COUNSEL  ACCEPTABLE  TO AND IN  FORM  AND
SUBSTANCE  SATISFACTORY TO THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER
TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS  CERTIFICATE IS PERMISSIBLE
UNDER  APPLICABLE  LAW,  WILL  NOT  CONSTITUTE  OR  RESULT  IN ANY  NON-EXEMPT
PROHIBITED  TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE
(OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS),  AND WILL NOT SUBJECT
THE  TRUSTEE,  THE  DEPOSITOR  OR THE MASTER  SERVICER  TO ANY  OBLIGATION  OR
LIABILITY  (INCLUDING  OBLIGATIONS OR LIABILITIES  UNDER ERISA OR SECTION 4975
OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN IN THE AGREEMENT,  WHICH OPINION
OF COUNSEL  SHALL NOT BE AN  EXPENSE  OF THE  TRUSTEE,  THE  DEPOSITOR  OR THE
MASTER SERVICER.

      ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION  OR HOLDING OF THIS
CERTIFICATE   (OR   INTEREST   THEREIN)  WAS  EFFECTED  IN  VIOLATION  OF  THE
RESTRICTIONS IN SECTION  5.02(E) OF THE POOLING AND SERVICING  AGREEMENT SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE,  THE MASTER SERVICER,
ANY SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,
CLAIMS,  COSTS OR  EXPENSES  INCURRED  BY SUCH  PARTIES  AS A  RESULT  OF SUCH
ACQUISITION OR HOLDING.

CUSIP: _____________________             Certificate No. SB-[__]-1
Date of Pooling and Servicing Agreement  Percentage Interest: [__]%
and Cut-off Date:  October 27, 2006
First Distribution Date:  November 27,   Aggregate Initial Certificate
2006                                     Principal Balance
                                         of the Class SB-[_] Certificates:
                                         $___________________________
Master Servicer:                         Initial Certificate Principal Balance
Residential Funding Company, LLC         of this Class SB-[_] Certificate:
                                         $___________________________
Maturity Date:
__________ __, 20__

         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                               SERIES 2006-KS9

            evidencing a percentage  interest in the distributions
            allocable  to  the  Class SB-[_]   Certificates   with
            respect  to a Trust  Fund  consisting  primarily  of a
            pool of  [fixed]  [adjustable]  interest  rate,  first
            [and   junior]   lien   mortgage   loans  on  one-  to
            four-family    residential    properties    sold    by
            RESIDENTIAL ASSET SECURITIES CORPORATION

      This  Certificate  is payable  solely from the assets of the Trust Fund, and does not  represent  an  obligation  of or interest in  Residential  Asset
Securities Corporation,  the Master Servicer, the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying mortgage loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential  Asset  Securities  Corporation,  the Master  Servicer,  the
Trustee  or  any of  their  affiliates.  None  of the  Depositor,  the  Master
Servicer or any of their  affiliates  will have any obligation with respect to any  certificate  or other  obligation  secured by or payable from payments on the Certificates.

      This certifies that [Barclays  Capital Inc.] is the registered  owner of
the   Percentage   Interest   evidenced   by  this   Certificate   in  certain
distributions  with  respect  to the Trust  Fund  consisting  primarily  of an interest in a pool of [fixed]  [adjustable]  interest rate, first [and junior]
lien  mortgage  loans  on  one- to  four-family  residential  properties  (the
"Mortgage   Loans"),   sold  by  Residential   Asset  Securities   Corporation
(hereinafter  called the "Depositor," which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created  pursuant
to  a  Pooling  and  Servicing   Agreement   dated  as  specified  above  (the
"Agreement")  among the Depositor,  the Master Servicer and U.S. Bank National
Association,  as  trustee  (the  "Trustee"),  a  summary  of  certain  of  the pertinent  provisions  of which is set  forth  hereafter.  To the  extent  not defined herein,  the capitalized  terms used herein have the meanings assigned in the  Agreement.  This  Certificate  is issued  under and is  subject to the terms,  provisions  and conditions of the  Agreement,  to which  Agreement the
Holder of this Certificate by virtue of the acceptance hereof,  assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered  at the close of  business  on the last  Business  Day of the month immediately  preceding  the month of such  distribution  (the "Record  Date"), from the  Available  Distribution  Amount in an amount equal to the product of the  Percentage  Interest  evidenced  by this  Certificate  and the  amount of interest  and  principal,  if any,  required to be  distributed  to Holders of
Class SB-[_] Certificates on such Distribution Date.

      Distributions  on this  Certificate  will be made  either by the  Master
Servicer  acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately  available  funds (by wire  transfer or otherwise)
for the account of the Person  entitled  thereto if such Person  shall have so notified the Master  Servicer or such Paying Agent,  or by check mailed to the address of the Person entitled thereto,  as such name and address shall appear on the Certificate Register.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed  by the  Trustee  for  that  purpose  in St.  Paul,  Minnesota.  The
Notional  Amount  of  this   Class SB-[_]   Certificate  as  of  any  date  of
determination  will  be  calculated  as  described  in  the  Agreement.   This
Class SB-[_]  Certificate will accrue interest at the Pass-Through Rate on the
Notional  Amount  as  indicated  in  the  definition  of  Accrued  Certificate
Interest  in the  Agreement.  This  Class SB-[_]  Certificate  will not accrue interest on its Certificate Principal Balance.

      No transfer of this  Certificate  or any interest  therein shall be made to any  employee  benefit  plan or other  plan or  arrangement  subject to the prohibited  transaction  provisions  of ERISA or Section 4975 of the Code,  or any person (including an insurance  company investing its general account,  an investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such  acquisition  (each of the foregoing,  a "Plan  Investor")  unless the  Trustee,  the  Depositor  and the
Master  Servicer are provided with an Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor and the Master
Servicer to the effect that the  purchase  or holding of this  Certificate  is permissible  under  applicable  law,  will not  constitute  or  result  in any non-exempt  prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments),  and will not  subject  the  Trustee,  the  Depositor  or  the  Master  Servicer  to any
obligation or liability  (including  obligations or liabilities under ERISA or
Section 4975 of the Code) in addition to those  undertaken  in the  Agreement, which  Opinion  of  Counsel  shall  not  be an  expense  of the  Trustee,  the
Depositor or the Master Servicer.

      Any purported  Certificate  owner whose  acquisition  or holding of this
Certificate   (or   interest   therein)  was  effected  in  violation  of  the
restrictions in Section  5.02(e) of the Pooling and Servicing  Agreement shall indemnify and hold harmless the Depositor,  the Trustee,  the Master Servicer, any Subservicer,  and the Trust Fund from and against any and all liabilities, claims,  costs or  expenses  incurred  by such  parties  as a  result  of such acquisition or holding.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several  Classes  designated  as Home Equity  Mortgage  Asset-Backed
Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account
and/or   the    Certificate    Account    created    for   the    benefit   of
Certificateholders  may be made by the Master  Servicer  from time to time for
purposes  other  than  distributions  to  Certificateholders,   such  purposes
including  without  limitation  reimbursement  to the Depositor and the Master
Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the  Depositor,  the Master  Servicer and the Trustee and the rights of the
Certificateholders  under the  Agreement  from time to time by the  Depositor, the  Master  Servicer  and the  Trustee  with the  consent  of the  Holders of
Certificates  evidencing in the aggregate not less than 66% of the  Percentage
Interests of each Class of  Certificates affected thereby. Any such consent by the Holder of this Certificate  shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate.  The Agreement also permits the amendment thereof in certain  circumstances without the consent of
the  Holders  of  any  of  the   Certificates   and,  in  certain   additional
circumstances,  without  the  consent of the  Holders  of  certain  Classes of
Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in St. Paul, Minnesota,  duly endorsed  by,  or  accompanied  by an  assignment  in the form  below or other written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's
attorney  duly   authorized  in  writing,   and  thereupon  one  or  more  new
Certificates  of  authorized   denominations  evidencing  the  same  Class and
aggregate  Percentage Interest will be issued to the designated  transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate
Registrar and any agent of the Depositor,  the Master Servicer, the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is  registered  as  the  owner  hereof  for  all  purposes,  and  none  of the
Depositor,  the  Master  Servicer,  the  Trustee  or any such  agent  shall be affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them  pursuant to the  Agreement  following the earlier of (i) the maturity or other  liquidation  of the last  Mortgage  Loan subject thereto or the disposition of all property  acquired upon  foreclosure or deed in lieu of  foreclosure  of any  Mortgage  Loan,  and (ii) the purchase by the
Holder of the Class SB  Certificates or the Master  Servicer,  as described in the  Agreement,  from the Trust Fund of all remaining  Mortgage  Loans and all property  acquired in respect of such Mortgage Loans or the  Certificates,  in either case  thereby  effecting  early  retirement  of the  Certificates.  The
Agreement  permits,  but  does  not  require,  the  Holder  of  the  Class  SB
Certificates  or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price  determined as provided in the Agreement,  all remaining
Mortgage  Loans and all property  acquired in respect of any Mortgage  Loan or
(ii) to purchase in whole,  but not in part, all of the Certificates  from the
Holders thereof,  provided,  that any such option may only be exercised if the
Stated Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution Date
upon which the proceeds of any such purchase are  distributed is less than ten percent of the Cut-off Date Balance.

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate  Registrar by manual signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Trustee

                                          By:_________________________________
                                             Authorized Signatory

Dated:_____________________

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the  Class SB-[_]  Certificates  referred  to in  the within-mentioned Agreement.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Certificate Registrar

                                          By:  _______________________________
                                             Authorized Signatory

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and transfer(s)
unto

(Please  print or  typewrite  name and  address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within Trust  Certificate and hereby  authorizes  the  transfer  of  registration  of such  interest  to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Certificate Registrar to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________

Dated:_____________________               ____________________________________
                                          Signature   by  or  on   behalf   of
                                          assignor

______________________________________________________________________________
                                          Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately
available                                                                 fund
to____________________________________________________________________________
for the account of ___________________________________________________________
account number _______________________________________________________________
or, if mailed by check, to ___________________________________________________

      Applicable statements should be mailed to:______________________________
______________________________________________________________________________
______________________________________________________________________________

      This  information  is provided  by  ___________________________________, the assignee named above, or ______________________________, as its agent.

                                                                     EXHIBIT D

                         FORM OF CLASS R CERTIFICATE

      THE CLASS R  CERTIFICATE  WILL NOT BE ENTITLED TO PAYMENTS  CONSTITUTING
THE AVAILABLE  DISTRIBUTION AMOUNT UNTIL SUCH TIME AS DESCRIBED IN THE POOLING
AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

      THIS CLASS R  CERTIFICATE  IS  SUBORDINATE  TO THE CLASS A,  CLASS M AND
CLASS SB CERTIFICATES, TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

      THIS  CERTIFICATE  MAY  NOT BE HELD BY OR  TRANSFERRED  TO A  NON-UNITED
STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

      SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A
"RESIDUAL  INTEREST" IN A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT" AS THOSE
TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

      THIS  CERTIFICATE  HAS NOT BEEN AND WILL  NOT BE  REGISTERED  UNDER  THE
SECURITIES ACT OF 1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND
MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE  EXEMPT  FROM
REGISTRATION  UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED
IN  ACCORDANCE  WITH  THE  PROVISIONS  OF  SECTION  5.02  OF THE  POOLING  AND
SERVICING AGREEMENT (THE "AGREEMENT").

      THIS  CERTIFICATE  HAS NOT BEEN AND WILL  NOT BE  REGISTERED  UNDER  THE
SECURITIES ACT OF 1933, AS AMENDED,  OR THE  SECURITIES  LAWS OF ANY STATE AND
MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT
AND LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH ARE  EXEMPT  FROM
REGISTRATION  UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED
IN  ACCORDANCE  WITH  THE  PROVISIONS  OF  SECTION  5.02  OF THE  POOLING  AND
SERVICING AGREEMENT (THE "AGREEMENT").

      NO TRANSFER OF THIS  CERTIFICATE  OR ANY INTEREST  THEREIN SHALL BE MADE
TO ANY  EMPLOYEE  BENEFIT  PLAN OR OTHER  PLAN OR  ARRANGEMENT  SUBJECT TO THE
PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED ("ERISA"),  OR SECTION 4975 OF THE CODE, OR ANY PERSON
(INCLUDING AN INSURANCE COMPANY  INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT
MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING "PLAN
ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING,  A
"PLAN  INVESTOR")  UNLESS THE TRUSTEE,  THE DEPOSITOR AND THE MASTER  SERVICER
ARE  PROVIDED  WITH AN  OPINION  OF  COUNSEL  ACCEPTABLE  TO AND IN  FORM  AND
SUBSTANCE  SATISFACTORY TO THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER
TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS  CERTIFICATE IS PERMISSIBLE
UNDER  APPLICABLE  LAW,  WILL  NOT  CONSTITUTE  OR  RESULT  IN ANY  NON-EXEMPT
PROHIBITED  TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE
(OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS),  AND WILL NOT SUBJECT
THE  TRUSTEE,  THE  DEPOSITOR  OR THE MASTER  SERVICER  TO ANY  OBLIGATION  OR
LIABILITY  (INCLUDING  OBLIGATIONS OR LIABILITIES  UNDER ERISA OR SECTION 4975
OF THE CODE) IN ADDITION TO THOSE  UNDERTAKEN IN THE AGREEMENT,  WHICH OPINION
OF COUNSEL  SHALL NOT BE AN  EXPENSE  OF THE  TRUSTEE,  THE  DEPOSITOR  OR THE
MASTER SERVICER.

      ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION  OR HOLDING OF THIS
CERTIFICATE   (OR   INTEREST   THEREIN)  WAS  EFFECTED  IN  VIOLATION  OF  THE
RESTRICTIONS IN SECTION  5.02(E) OF THE POOLING AND SERVICING  AGREEMENT SHALL
INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE,  THE MASTER SERVICER,
ANY SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,
CLAIMS,  COSTS OR  EXPENSES  INCURRED  BY SUCH  PARTIES  AS A  RESULT  OF SUCH
ACQUISITION OR HOLDING.

      ANY RESALE,  TRANSFER OR OTHER  DISPOSITION OF THIS  CERTIFICATE  MAY BE
MADE ONLY IF THE  PROPOSED  TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT  TO THE
MASTER  SERVICER  AND THE  TRUSTEE  THAT  (1) SUCH  TRANSFEREE  IS NOT (A) THE
UNITED STATES, ANY STATE OR POLITICAL  SUBDIVISION  THEREOF, ANY POSSESSION OF
THE UNITED STATES,  OR ANY AGENCY OR  INSTRUMENTALITY  OF ANY OF THE FOREGOING
(OTHER  THAN  AN  INSTRUMENTALITY  WHICH  IS  A  CORPORATION  IF  ALL  OF  ITS
ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR  FREDDIE  MAC, A MAJORITY OF ITS
BOARD OF DIRECTORS IS NOT SELECTED BY SUCH  GOVERNMENTAL  UNIT), (B) A FOREIGN
GOVERNMENT, ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR INSTRUMENTALITY
OF EITHER OF THE FOREGOING,  (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS'
COOPERATIVES  DESCRIBED  IN SECTION  521 OF THE CODE) WHICH IS EXEMPT FROM THE
TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS  SUCH  ORGANIZATION  IS SUBJECT TO
THE TAX  IMPOSED  BY SECTION  511 OF THE CODE  (INCLUDING  THE TAX  IMPOSED BY
SECTION  511 OF THE CODE ON  UNRELATED  BUSINESS  TAXABLE  INCOME),  (D) RURAL
ELECTRIC AND TELEPHONE  COOPERATIVES DESCRIBED IN SECTION 1381(A)(2)(C) OF THE
CODE, (E) AN ELECTING LARGE  PARTNERSHIP UNDER SECTION 775(A) OF THE CODE (ANY
SUCH PERSON  DESCRIBED  IN THE  FOREGOING  CLAUSES (A),  (B),  (C), (D) OR (E)
BEING HEREIN  REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT
OF A DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE
THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN
ADDITIONAL  CONDITIONS  RELATING TO THE  FINANCIAL  CONDITION  OF THE PROPOSED
TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE CERTIFICATE  REGISTER OR
ANY TRANSFER,  SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED
ORGANIZATION  OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION
SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND SUCH PERSON
SHALL NOT BE  DEEMED  TO BE A  CERTIFICATEHOLDER  FOR ANY  PURPOSE  HEREUNDER,
INCLUDING,   BUT  NOT  LIMITED  TO,  THE  RECEIPT  OF  DISTRIBUTIONS  ON  THIS
CERTIFICATE.   EACH  HOLDER  OF  THIS   CERTIFICATE   BY  ACCEPTANCE  OF  THIS
CERTIFICATE  SHALL BE  DEEMED  TO HAVE  CONSENTED  TO THE  PROVISIONS  OF THIS
PARAGRAPH.

Certificate No. R-1                      Percentage Interest: 100.00%

Date of Pooling and Servicing Agreement  Master Servicer:
and Cut-off Date:  October 27, 2006      Residential Funding Company, LLC

         HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                               SERIES 2006-KS9

            evidencing a percentage  interest in the distributions
            allocable to the Class R  Certificates with respect to
            a Trust Fund  consisting  primarily of mortgage  loans
            on one- to four-family  residential properties sold by
            RESIDENTIAL ASSET SECURITIES CORPORATION

      This  Certificate  is payable  solely  from the assets of the Trust Fund and does not  represent  an  obligation  of or interest in  Residential  Asset
Securities Corporation,  the Master Servicer, the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying Mortgage
Loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential  Asset  Securities  Corporation,  the Master  Servicer,  the
Trustee  or  any of  their  affiliates.  None  of the  Depositor,  the  Master
Servicer or any of their  affiliates  will have any obligation with respect to any  certificate  or other  obligation  secured by or payable from payments on the Certificates.

      This  certifies  that   [Residential   Funding  Company,   LLC]  is  the
registered owner of the Percentage  Interest  evidenced by this Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of a pool of adjustable  rate,  first [and junior] lien mortgage loans on one- to
four-family   residential   properties   (the  "Mortgage   Loans"),   sold  by
Residential Asset Securities Corporation  (hereinafter called the "Depositor,"
which term  includes  any  successor  entity under the  Agreement  referred to below).  The  Trust  Fund was  created  pursuant  to a Pooling  and  Servicing
Agreement dated as specified above (the "Agreement)  among the Depositor,  the
Master  Servicer  and  U.S.  Bank  National   Association,   as  trustee  (the
"Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein, the capitalized terms used herein  have the  meanings  assigned in the  Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and  conditions  of the
Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each  month or, if such 25th day is not a  Business  Day,  the
Business Day immediately  following (the "Distribution  Date"),  commencing as described in the  Agreement,  to the Person in whose name this  Certificate is registered  at the close of  business  on the last  Business  Day of the month immediately  preceding  the month of such  distribution  (the "Record  Date"), from the  related  Available  Distribution  Amount in an  amount  equal to the product of the  Percentage  Interest  evidenced by this  Certificate  and, the amount of interest and  principal,  if any,  required to be distributed to the
Holders of Class R Certificates on such Distribution Date.

      Each  Holder of this  Certificate  will be  deemed to have  agreed to be bound by the  restrictions  set forth in the  Agreement to the effect that (i)
each person  holding or acquiring any Ownership  Interest in this  Certificate must be a United States Person and a Permitted  Transferee,  (ii) the transfer of any Ownership  Interest in this  Certificate  will be conditioned  upon the delivery to the Trustee of,  among other  things,  an  affidavit to the effect that  it  is a  United  States  Person  and  Permitted  Transferee,  (ii)  any
attempted or purported  transfer of any Ownership Interest in this Certificate in violation of such  restrictions  will be absolutely  null and void and will vest no rights in the purported transferee,  and (iv) if any person other than a United  States  Person and a Permitted  Transferee  acquires  any  Ownership
Interest in this  Certificate  in  violation  of such  restrictions,  then the
Master  Servicer  will have the  right,  in its sole  discretion  and  without notice  to the  Holder of this  Certificate,  to sell  this  Certificate  to a purchaser  selected by the Master Servicer,  which purchaser may be the Master
Servicer,  or  any  affiliate  of the  Master  Servicer,  on  such  terms  and conditions as the Master Servicer may choose.

      Notwithstanding  the above,  the final  distribution on this Certificate will be made after due notice of the  pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Holder of this  Certificate  may have  additional  obligations  with  respect to this
Certificate, including tax liabilities.

      No  transfer  of this  Class R  Certificate  will be  made  unless  such transfer is exempt from the  registration  requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities laws or is made in accordance  with said Act and laws. In the event that such a transfer is to be made,  (i) the  Trustee  or the  Depositor  may  require an opinion of counsel acceptable  to and in form and substance  satisfactory  to the Trustee and the
Depositor that such transfer is exempt  (describing  the applicable  exemption and the basis  therefor)  from or is being made  pursuant to the  registration requirements of the Securities Act of 1933, as amended,  and of any applicable statute  of any state and (ii) the  transferee  shall  execute  an  investment letter in the form described by the Agreement.  The Holder hereof  desiring to effect such transfer shall,  and does hereby agree to,  indemnify the Trustee, the Depositor,  the Master  Servicer and the Certificate  Registrar  acting on behalf of the Trustee  against any  liability  that may result if the transfer is not so exempt or is not made in  accordance  with  such  Federal  and state laws.

      Any Transferee of this  Certificate  will be deemed to have  represented by  virtue  of its  purchase  or  holding  of this  Certificate  (or  interest therein) that such  transferee  is not an employee  benefit plan or other plan or  arrangement  subject  to  the  prohibited  transaction  provisions  of the
Employee  Retirement  Income  Security Act of 1974, as amended  ("ERISA"),  or
Section  4975  of  the  Code  or a  person  (including  an  insurance  company investing its general account,  an investment  manager, a named fiduciary or a trustee  of any such  plan)  who is using  "plan  assets"  of any such plan to effect such acquisition.

      This  Certificate  is one of a duly  authorized  issue  of  Certificates issued in several  Classes  designated  as Home Equity  Mortgage  Asset-Backed
Pass-Through  Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain  collections and recoveries  respecting the Mortgage Loans,  all as more  specifically  set forth  herein and in the  Agreement.  In the event Master  Servicer  funds are advanced with respect to any Mortgage Loan,  such advance is  reimbursable  to the Master  Servicer,  to the extent  provided in the Agreement,  from related recoveries  on such  Mortgage  Loan or from  other  cash that  would have been distributable to Certificateholders.

      As provided in the  Agreement,  withdrawals  from the Custodial  Account
and/or   the    Certificate    Account    created    for   the    benefit   of
Certificateholders  may be made by the Master  Servicer  from time to time for
purposes  other  than  distributions  to  Certificateholders,   such  purposes
including  without  limitation  reimbursement  to the Depositor and the Master
Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits,  with certain  exceptions  therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the  Depositor,  the Master  Servicer and the Trustee and the rights of the
Certificateholders  under the  Agreement  from time to time by the  Depositor, the  Master  Servicer  and the  Trustee  with the  consent  of the  Holders of
Certificates  evidencing in the aggregate not less than 66% of the  Percentage
Interests of each Class of  Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be  conclusive  and  binding on such
Holder and upon all future holders of this  Certificate and of any Certificate issued  upon the  transfer  hereof or in  exchange  herefor or in lieu  hereof whether or not  notation  of such  consent is made upon the  Certificate.  The
Agreement also permits the amendment thereof in certain  circumstances without the  consent  of  the  Holders  of any of the  Certificates  and,  in  certain additional  circumstances,  without  the  consent  of the  Holders  of certain
Classes of Certificates.

      As provided in the Agreement and subject to certain  limitations therein set forth,  the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this  Certificate  for  registration of transfer at the offices or agencies appointed by the Trustee in St. Paul, Minnesota,  duly endorsed  by,  or  accompanied  by an  assignment  in the form  below or other written  instrument  of transfer in form  satisfactory  to the Trustee and the
Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's
attorney  duly   authorized  in  writing,   and  thereupon  one  or  more  new
Certificates  of  authorized   denominations  evidencing  the  same  Class and
aggregate  Percentage Interest will be issued to the designated  transferee or transferees.

      The  Certificates are issuable only as registered  Certificates  without coupons  in  Classes  and in  denominations  specified  in the  Agreement.  As provided  in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates  are  exchangeable  for new  Certificates  of  authorized denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the  Holder surrendering the same.

      No service charge will be made for any such  registration of transfer or exchange,  but the Trustee may require  payment of a sum  sufficient  to cover any tax or other governmental charge payable in connection therewith.

      The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate
Registrar and any agent of the Depositor,  the Master Servicer, the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is  registered  as  the  owner  hereof  for  all  purposes,  and  none  of the
Depositor,  the  Master  Servicer,  the  Trustee  or any such  agent  shall be affected by notice to the contrary.

      This  Certificate  shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations  created by the Agreement in respect of the Certificates and the Trust  Fund  created  thereby  shall  terminate  upon the  payment  to
Certificateholders  of all  amounts  held by or on behalf of the  Trustee  and required to be paid to them pursuant to the Agreement.

      Unless the  certificate  of  authentication  hereon has been executed by the Certificate  Registrar,  by manual  signature,  this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS  WHEREOF,  the Trustee has caused this Certificate to be duly executed.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Trustee

                                          By:_________________________________
                                             Authorized Signatory

Dated:_____________________

                        CERTIFICATE OF AUTHENTICATION

      This  is  one  of  the   Class R   Certificates   referred   to  in  the
within-mentioned Agreement.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                          as Certificate Registrar

                                          By:  _______________________________
                                             Authorized Signatory

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s),  assign(s) and transfer(s)
unto

(Please  print or  typewrite  name and  address  including  postal zip code of assignee) the beneficial  interest  evidenced by the within Trust  Certificate and hereby  authorizes  the  transfer  of  registration  of such  interest  to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Certificate Registrar to issue a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
______________________________________________________________________________

Dated:_____________________               ____________________________________
                                          Signature   by  or  on   behalf   of
                                          assignor

______________________________________________________________________________
                                          Signature Guaranteed

                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

Distributions  shall be made, by wire transfer or  otherwise,  in  immediately
available                                                                 fund
to____________________________________________________________________________
for the account of ___________________________________________________________
account number _______________________________________________________________
or, if mailed by check, to ___________________________________________________

      Applicable statements should be mailed to:______________________________
______________________________________________________________________________
______________________________________________________________________________

      This  information  is provided  by  ___________________________________, the assignee named above, or ______________________________, as its agent.

                                                                     EXHIBIT E

                         FORM OF CUSTODIAL AGREEMENT

      THIS  CUSTODIAL  AGREEMENT  (as  amended and  supplemented  from time to time, the  "Agreement"),  dated as of October 27, 2006, by and among U.S. BANK
NATIONAL  ASSOCIATION,  as trustee (including its successors under the Pooling
Agreement   defined  below,  the  "Trustee"),   RESIDENTIAL  ASSET  SECURITIES
CORPORATION  (together  with  any  successor  in  interest,   the  "Company"),
RESIDENTIAL  FUNDING  COMPANY,  LLC,  as master  servicer  (together  with any successor in interest or  successor  under the Pooling  Agreement  referred to below,  the "Master  Servicer")  and WELLS FARGO  BANK,  NATIONAL  ASSOCIATION
(together   with  any  successor  in  interest  or  any  successor   appointed
hereunder, the "Custodian").

                         W I T N E S S E T H T H A T:

      WHEREAS, the Company, the Master Servicer,  and the Trustee have entered into a  Pooling  and  Servicing  Agreement,  dated  as of  October  27,  2006, relating to the issuance of Residential  Asset  Securities  Corporation,  Home
Equity Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2006-KS9 (as
in effect on the date of this  Agreement,  the "Original  Pooling  Agreement,"
and as amended and supplemented  from time to time, the "Pooling  Agreement");
and

      WHEREAS,  the  Custodian  has agreed to act as agent for the Trustee for the purposes of receiving and holding certain  documents and other instruments delivered by the Company and the Master Servicer under the Pooling  Agreement, all upon the terms and conditions and subject to the  limitations  hereinafter set forth;

      NOW,  THEREFORE,  in  consideration  of  the  premises  and  the  mutual covenants and agreements  hereinafter set forth, the Trustee, the Company, the
Master Servicer and the Custodian hereby agree as follows:

ARTICLE I

                                 Definitions

      Capitalized  terms used in this  Agreement and not defined  herein shall
have  the  meanings  assigned  in  the  Original  Pooling  Agreement,   unless
otherwise required by the context herein.

ARTICLE II

                        Custody of Mortgage Documents

Section 2.1 Custodian  to Act as Agent:  Acceptance  of Custodial  Files.  The
Company and the Master  Servicer  hereby  direct the Trustee to appoint  Wells
Fargo Bank, National  Association as the Custodian  hereunder.  The Custodian, as the duly appointed  agent of the Trustee for these  purposes,  acknowledges receipt of the Custodial  Files relating to the Mortgage  Loans  identified on the schedule  attached  hereto (the  "Custodial  Files") and declares  that it holds and will hold the  Custodial  Files as agent for the Trustee,  in trust, for the use and benefit of all present and future Certificateholders.

Section 2.2 Recordation  of  Assignments.  If any Custodial  File includes one or more  assignments  of the related  Mortgages  to the Trustee  that have not been  recorded,  each such  assignment  shall be delivered by the Custodian to the Company for the purpose of recording it in the  appropriate  public office for real property  records,  and the Company,  at no expense to the Custodian, shall promptly cause to be recorded in the appropriate  public office for real property  records each such  assignment  and,  upon receipt  thereof from such public office, shall return each such assignment to the Custodian.

Section 2.3 Review of Custodial Files.

(a)   On or prior to the Closing  Date,  the  Custodian  shall  deliver to the
Trustee an Initial  Certification  in the form  annexed  hereto as Exhibit One evidencing  receipt of a Custodial  File for each  Mortgage Loan listed on the
Schedule  attached hereto (the "Mortgage Loan  Schedule").  The parties hereto acknowledge  that certain  documents  referred to in Subsection  2.01(b)(i) of the Pooling  Agreement may be missing on or prior to the Closing Date and such missing documents shall be listed as a Schedule to Exhibit One.

(b)   Within 45 days after the Closing  Date,  the Custodian  agrees,  for the benefit of  Certificateholders,  to review each  Custodial File and to deliver to the Trustee an Interim  Certification in the form annexed hereto as Exhibit
Two to the effect  that all  documents  required to be  delivered  pursuant to
Section 2.01 (b) of the Pooling  Agreement have been executed and received and that such documents  relate to the Mortgage  Loans  identified on the Mortgage
Loan  Schedule,  except for any  exceptions  listed on  Schedule A attached to such Interim  Certification.  For purposes of such review, the Custodian shall compare the following  information in each Custodial File to the corresponding information  in the Mortgage  Loan  Schedule:  (i) the loan  number,  (ii) the borrower name and (iii) the original principal balance.  In the event that any
Mortgage Note or  Assignment  of Mortgage has been  delivered to the Custodian by the Company in blank,  the  Custodian,  upon the  direction of the Company, shall  cause each such  Mortgage  Note to be  endorsed to the Trustee and each such  Assignment  of Mortgage to be completed in the name of the Trustee prior to the date on which such Interim  Certification  is delivered to the Trustee.
Within 45 days of receipt of the documents  required to be delivered  pursuant to  Section 2.01(c)  of the Pooling  Agreement,  the Custodian agrees, for the benefit of the Certificateholders,  to review each such document, and upon the written  request of the Trustee to deliver to the Trustee an updated  Schedule
A to the  Interim  Certification.  The  Custodian  shall  be  under no duty or
obligation  to  inspect,  review  or  examine  said  documents,   instruments,
certificates  or  other  papers  to  determine  that  the  same  are  genuine, enforceable,  or  appropriate  for the  represented  purpose or that they have actually  been recorded or that they are other than what they purport to be on their face, or that the MIN is accurate.  If in performing the review required
by  this   Section 2.3   the   Custodian   finds  any  document  or  documents
constituting  a part of a Custodial File to be missing or defective in respect of the items  reviewed as  described  in this  Section 2.3(b),  the  Custodian shall promptly so notify the Company, the Master Servicer and the Trustee.

(c)   Upon receipt of all documents  required to be in the Custodial Files the
Custodian  shall  deliver  to the  Trustee a Final  Certification  in the form annexed hereto as Exhibit Three  evidencing the  completeness of the Custodial
Files.

      Upon receipt of written  request  from the  Trustee,  the Company or the
Master  Servicer,  the  Custodian  shall  as soon as  practicable  supply  the
Trustee with a list of all of the  documents  relating to the  Mortgage  Loans required to be delivered  pursuant to Section 2.01(b) of the Pooling Agreement not then contained in the Custodial Files.

Section 2.4_Notification of Breaches of  Representations  and  Warranties.  If
the Custodian discovers,  in the course of performing its custodial functions, a breach of a  representation  or warranty made by the Master  Servicer or the
Company as set forth in the Pooling  Agreement with respect to a Mortgage Loan relating to a Custodial  File, the Custodian  shall give prompt written notice to the Company, the Master Servicer and the Trustee.

Section 2.5 Custodian  to  Cooperate:  Release of  Custodial  Files.  Upon the
repurchase or  substitution of any Mortgage Loan pursuant to Article II of the
Pooling  Agreement or payment in full of any Mortgage  Loan, or the receipt by the Master  Servicer of a  notification  that payment in full will be escrowed
in  a  manner   customary  for  such  purposes,   the  Master  Servicer  shall
immediately  notify the Custodian by delivering to the Custodian a Request for
Release (in the form of Exhibit Four attached hereto or a mutually  acceptable electronic  form) and shall request  delivery to it of the Custodial File. The
Custodian  agrees,  upon  receipt of such  Request  for  Release,  promptly to release to the Master  Servicer the related  Custodial File. Upon receipt of a
Request for Release from the Master Servicer,  signed by a Servicing  Officer, stating that (i) the  Master  Servicer or a  Subservicer,  as the case may be, has made a deposit  into the  Certificate  Account in payment for the purchase of the related  Mortgage  Loan in an amount  equal to the  Purchase  Price for such  Mortgage  Loan or (ii) the Company has chosen to  substitute a Qualified
Substitute  Mortgage Loan for such Mortgage Loan, the Custodian  shall release to the Master Servicer the related  Custodial File. Upon written  notification of a substitution,  the Master Servicer shall deliver to the Custodian and the
Custodian agrees to accept the Mortgage Note and other documents  constituting the Custodial  File with respect to any Qualified  Substitute  Mortgage  Loan,
upon  receiving  written   notification  from  the  Master  Servicer  of  such
substitution.

      From time to time as is  appropriate  for the servicing or  foreclosures of any  Mortgage  Loan,  including,  for this  purpose,  collection  under any
Primary  Insurance  Policy or any Mortgage Pool Insurance  Policy,  the Master
Servicer  shall deliver to the  Custodian a Request for Release  certifying as to the reason for such release.  Upon receipt of the foregoing,  the Custodian shall deliver the Custodial File or such document to the Master Servicer.  All
Custodial  Files so  released  to the Master  Servicer  shall be held by it in trust for the  Trustee  for the use and  benefit  of all  present  and  future
Certificateholders.  The Master  Servicer  shall cause each  Custodial File or any  document  therein so released to be  returned to the  Custodian  when the need  therefor  by the  Master  Servicer  no  longer  exists,  unless  (i) the
Mortgage Loan has been  liquidated and the  Liquidation  Proceeds  relating to the Mortgage  Loan have been  deposited in the  Custodial  Account or (ii) the
Custodial  File or such  document has been  delivered to an attorney,  or to a public  trustee or other  public  official as required by law, for purposes of initiating or pursuing legal action or other  proceedings  for the foreclosure of the Mortgaged Property either judicially or non-judicially,  and the Master
Servicer has delivered to the Custodian an updated  Request for Release signed by a Servicing Officer  certifying as to the name and address of the Person to which such  Custodial  File or such  document was delivered and the purpose or purposes of such  delivery.  Immediately  upon receipt of any  Custodial  File returned to the Custodian by the Master Servicer,  the Custodian shall deliver a signed  acknowledgement  to the Master Servicer,  confirming receipt of such
Custodial File.

      Upon the written  request of the Master  Servicer,  the  Custodian  will send  to  the  Master  Servicer  copies  of  any  documents  contained  in the
Custodial File.

Section 2.6 Assumption   Agreements.   In  the  event   that  any   assumption
agreement or substitution of liability  agreement is entered into with respect to any Mortgage Loan subject to this  Agreement in  accordance  with the terms and provisions of the Pooling Agreement,  the Master Servicer shall notify the
Custodian that such  assumption or  substitution  agreement has been completed
by  forwarding   to  the   Custodian  the  original  of  such   assumption  or
substitution  agreement,  which shall be added to the related  Custodial  File and, for all purposes,  shall be considered a part of such  Custodial  File to the same extent as all other  documents  and  instruments  constituting  parts thereof.

ARTICLE III

                           Concerning the Custodian

Section 3.1_Custodian  a Bailee  and Agent of the  Trustee.  With  respect  to each Mortgage Note,  Mortgage and other documents  constituting each Custodial
File which are delivered to the Custodian,  the Custodian is  exclusively  the bailee and agent of the Trustee and has no  instructions  to hold any Mortgage
Note or Mortgage for the benefit of any person  other than the Trustee,  holds such  documents  for the  benefit  of  Certificateholders  and  undertakes  to perform  such  duties and only such  duties as are  specifically  set forth in this  Agreement.  Except upon compliance with the provisions of Section 2.5 of this Agreement,  no Mortgage Note,  Mortgage or other document  constituting a part of a Custodial  File shall be delivered  by the  Custodian to the Company or the Master  Servicer  or  otherwise  released  from the  possession  of the
Custodian.

      The Master  Servicer shall  promptly  notify the Custodian in writing if it shall no longer be a member of MERS, or if it otherwise  shall no longer be capable of registering  and recording  Mortgage Loans using MERS. In addition, the Master Servicer shall (i) promptly  notify the Custodian in writing when a
MERS Mortgage Loan is no longer  registered  with and recorded  under MERS and
(ii) concurrently  with  any  such  deregistration  of a MERS  Mortgage  Loan, prepare,  execute and record an original  assignment  from MERS to the Trustee and deliver such assignment to the Custodian.

Section 3.2_Indemnification.  The Company  hereby agrees to indemnify and hold the  Custodian  harmless  from and against all  claims,  liabilities,  losses, actions,  suits or  proceedings  at law or in equity,  or any other  expenses, fees or charges of any  character or nature,  which the Custodian may incur or with  which  the  Custodian  may be  threatened  by  reason  of its  acting as custodian under this  Agreement,  including  indemnification  of the Custodian against any and all  expenses,  including  attorney's  fees if counsel for the
Custodian  has been  approved by the Company,  and the cost of  defending  any action,  suit or  proceedings  or  resisting  any claim.  Notwithstanding  the foregoing,  it is  specifically  understood  and agreed  that in the event any such claim, liability,  loss, action, suit or proceeding or other expense, fee or charge  shall have been caused by reason of any  negligent  act,  negligent failure to act or willful  misconduct on the part of the  Custodian,  or which
shall   constitute   a  willful   breach   of  its   duties   hereunder,   the
indemnification provisions of this Agreement shall not apply.

Section 3.3_Custodian May Own  Certificates.  The Custodian in its  individual or any other  capacity  may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Custodian.

Section 3.4_Master Servicer to Pay Custodian's  Fees and Expenses.  The Master
Servicer  covenants and agrees to pay to the Custodian  from time to time, and the Custodian shall be entitled to,  reasonable  compensation for all services rendered  by it in the  exercise  and  performance  of any of the  powers  and duties  hereunder  of the  Custodian,  and the  Master  Servicer  shall pay or reimburse  the  Custodian  upon  its  request  for  all  reasonable  expenses, disbursements  and advances  incurred or made by the  Custodian in  accordance with  any of the  provisions  of  this  Agreement  (including  the  reasonable compensation  and the  expenses  and  disbursements  of its counsel and of all persons not regularly in its employ),  except any such  expense,  disbursement or advance as may arise from its negligence or bad faith.

Section 3.5_Custodian   May  Resign;   Trustee  May  Remove   Custodian.   The
Custodian may resign from the  obligations  and duties hereby  imposed upon it as such  obligations  and  duties  relate to its  acting as  Custodian  of the
Mortgage Loans.  Upon receiving such notice of resignation,  the Trustee shall either take  custody of the  Custodial  Files  itself and give  prompt  notice thereof to the Company,  the Master  Servicer and the  Custodian,  or promptly appoint a successor  Custodian by written instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the  resigning  Custodian  and one copy to the successor  Custodian.  If the Trustee shall not have taken custody of  the  Custodial  Files  and no  successor  Custodian  shall  have  been  so appointed  and have  accepted  appointment  within 30 days after the giving of such notice of resignation,  the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

      The Trustee,  at the  direction of the Master  Servicer and the Company, may remove  the  Custodian  at any time.  In such  event,  the  Trustee  shall appoint,  or  petition  a  court  of  competent  jurisdiction  to  appoint,  a successor Custodian  hereunder.  Any successor Custodian shall be a depository institution  subject  to  supervision  or  examination  by  federal  or  state authority  and shall be able to satisfy the other  requirements  contained  in
Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

      Any  resignation  or  removal  of the  Custodian  and  appointment  of a successor  Custodian  pursuant to any of the  provisions  of this  Section 3.5 shall  become  effective  upon  acceptance  of  appointment  by the  successor
Custodian.  The Trustee shall give prompt notice to the Company and the Master
Servicer  of  the  appointment  of  any  successor  Custodian.   No  successor
Custodian  shall be appointed by the Trustee without the prior approval of the
Company and the Master Servicer.

Section 3.6_Merger or  Consolidation  of Custodian.  Any Person into which the
Custodian may be merged or converted or with which it may be consolidated,  or any Person  resulting from any merger,  conversion or  consolidation  to which the Custodian  shall be a party,  or any Person  succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder,  without the execution  or filing of any paper or any further act on the part of any of the parties  hereto,  anything  herein to the contrary  notwithstanding;  provided that such  successor is a depository  institution  subject to  supervision  or examination  by federal or state  authority  and is able to satisfy  the other requirements  contained in  Section 3.7  and is  unaffiliated  with the Master
Servicer or the Company.

Section 3.7_Representations   of   the   Custodian.   The   Custodian   hereby
represents  that it is a  depository  institution  subject to  supervision  or examination  by a federal  or state  authority,  has a  combined  capital  and surplus  of at  least  $15,000,000  and is  qualified  to do  business  in the jurisdictions in which it will hold any Custodial File.

ARTICLE IV

                        Compliance with Regulation AB

Section 4.1_Intent  of  the  Parties;   Reasonableness.   The  parties  hereto
acknowledge  and agree that the purpose of this  Article IV  is to  facilitate compliance  by the Company with the  provisions  of  Regulation AB and related rules and  regulations of the  Commission.  The Company shall not exercise its right to request  delivery of  information  or other  performance  under these provisions  other than in good faith,  or for purposes  other than  compliance with the  Securities  Act, the Exchange Act and the rules and  regulations  of the  Commission  under the  Securities  Act and the Exchange  Act. Each of the
parties  hereto  acknowledges  that  interpretations  of the  requirements  of
Regulation  AB may change  over time,  whether  due to  interpretive  guidance provided by the Commission or its staff,  consensus among  participants in the mortgage-backed  securities  markets,  advice of counsel,  or  otherwise,  and agrees to comply with  requests made by the Company in good faith for delivery
of   information   under   these   provisions   on  the   basis  of   evolving
interpretations  of Regulation AB. The Custodian  shall  cooperate  reasonably with the Company to deliver to the Company  (including any of its assignees or designees),  any  and all  disclosure,  statements,  reports,  certifications, records and any other  information  necessary  in the  reasonable,  good faith determination  of the  Company  to  permit  the  Company  to  comply  with the provisions of Regulation AB.

Section 4.2 Additional Representations and Warranties of the Custodian.

(a)   The Custodian  hereby  represents and warrants that the  information set
forth   under  the  caption   "Pooling   and   Servicing   Agreement--Custodial
Arrangements"  (the  "Custodian  Disclosure")  in the  preliminary  prospectus supplement  relating to the Certificates  and the final prospectus  supplement relating  to the  Certificates  does not  contain  any untrue  statement  of a material fact or omit to state a material  fact required to be stated  therein or  necessary  in order to make the  statements  therein,  in the light of the circumstances under which they were made, not misleading.

(b)   The  Custodian  shall be deemed to  represent  to the  Company as of the date hereof and on each date on which  information  is provided to the Company under  Section 4.3  that,  except as disclosed in writing to the Company prior to such date:  (i) there are no aspects of its financial  condition that could have a  material  adverse  effect on the  performance  by it of its  Custodian obligations  under this Agreement or any other  Securitization  Transaction as
to  which  it  is  the  custodian;   (ii)  there  are  no  material  legal  or
governmental  proceedings  pending (or known to be  contemplated)  against it;
and (iii) there are no affiliations,  relationships  or transactions  relating to the Custodian with respect to the Company or any sponsor,  issuing  entity, servicer,  trustee,  originator,  significant obligor,  enhancement or support provider  or other  material  transaction  party  (as such  terms  are used in
Regulation AB) relating to the Securitization  Transaction contemplated by the
Agreement,  as identified by the Company to the Custodian in writing as of the
Closing Date (each, a "Transaction Party").

(c)   If so requested by the Company on any date  following  the Closing Date, the  Custodian  shall,  within five  Business  Days  following  such  request, confirm in writing the  accuracy of the  representations  and  warranties  set forth in paragraph  (a) of this  Section or,  if any such  representation  and warranty  is not  accurate  as of  the  date  of  such  confirmation,  provide reasonably  adequate  disclosure of the pertinent  facts,  in writing,  to the requesting  party.  Any such request from the Company  shall not be given more than once each  calendar  quarter,  unless the Company shall have a reasonable basis for a determination that any of the  representations  and warranties may not be accurate.

Section 4.3 Additional  Information  to Be Provided by the  Custodian.  For so
long as the Certificates  are  outstanding,  for the purpose of satisfying the
Company's  reporting  obligation  under the  Exchange  Act with respect to any class of  Certificates,  the Custodian shall (a) notify the Company in writing of any material  litigation or  governmental  proceedings  pending against the
Custodian  that would be  material to  Certificateholders,  and (b) provide to the  Company  a written  description  of such  proceedings.  Any  notices  and descriptions  required  under  this  Section 4.3  shall be given no later than five  Business  Days prior to the  Determination  Date  following the month in which the  Custodian has  knowledge of the  occurrence of the relevant  event.
As of the date the Company or Master  Servicer  files each Report on Form 10-D or Form 10-K  with respect to the  Certificates,  the Custodian will be deemed to represent that any information  previously provided under this Section 4.3, if any, is materially  correct and does not have any material omissions unless the  Custodian  has  provided an update to such  information.  For purposes of this  Section 4.3,  "Determination  Date"  shall  mean,  with  respect  to any
Distribution  Date,  the 20th day (or if such 20th day is not a Business  Day, the  Business  Day  immediately  following  such 20th day) of the month of the related  Distribution Date and "Distribution Date" shall mean, the 25th day of any month  beginning  in November  2006 or, if such 25th day is not a Business
Day, the Business Day immediately following such 25th day.

Section 4.4 Report on Assessment of Compliance and  Attestation.  On or before
March 15 of each calendar year, the Custodian shall:

(a)   deliver  to the  Company  a report  (in form  and  substance  reasonably
satisfactory  to  the  Company)   regarding  the  Custodian's   assessment  of
compliance  with the  Servicing  Criteria  during  the  immediately  preceding calendar  year, as required  under Rules 13a-18 and 15d-18 of the Exchange Act and  Item  1122 of  Regulation  AB.  Such  report  shall be  addressed  to the
Company  and  signed by an  authorized  officer  of the  Custodian,  and shall
address  each  of  the  Servicing   Criteria   specified  on  a  certification
substantially in the form of Exhibit Five hereto; and

(b)   deliver to the Company a report of a registered  public  accounting firm reasonably  acceptable  to the  Company  that  attests to, and reports on, the assessment of compliance  made by the Custodian and delivered  pursuant to the preceding  paragraph.  Such  attestation  shall be in  accordance  with  Rules
1-02(a)(3)  and 2-02(g) of  Regulation  S-X under the  Securities  Act and the
Exchange Act.

Section 4.5 Indemnification; Remedies.

(a)   The  Custodian  shall  indemnify  the  Company,  each  affiliate  of the
Company,  the Master  Servicer and each broker dealer  acting as  underwriter, placement  agent or initial  purchaser of the  Certificates or each Person who controls  any of  such  parties  (within  the  meaning  of  Section 15  of the
Securities  Act and  Section 20  of the  Exchange  Act);  and  the  respective present and former  directors,  officers,  employees and agents of each of the foregoing,  and shall hold each of them  harmless from and against any losses, damages,  penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)   (A)               any untrue  statement of a material fact  contained or
alleged to be  contained  in the  Custodian  Disclosure  and any  information, report,  certification,  accountants'  attestation or other material  provided under this  Article IV  by or on behalf of the  Custodian  (collectively,  the
"Custodian Information"),  or (B) the omission or alleged omission to state in the  Custodian  Information  a  material  fact  required  to be  stated in the
Custodian  Information or necessary in order to make the  statements  therein, in the light of the circumstances  under which they were made, not misleading;
or

(ii)  any  failure  by the  Custodian  to  deliver  any  information,  report,
certification,   accountants'  attestation  or  other  material  when  and  as required under this Article IV.

(b)   In the case of any failure of  performance  described  in clause (ii) of
Section 4.5(a),  the Custodian  shall  promptly  reimburse the Company for all costs  reasonably  incurred by the Company in order to obtain the information, report, certification,  accountants' letter or other material not delivered as required by the Custodian.

ARTICLE V

                           Miscellaneous Provisions

Section 5.1_Notices.  All  notices,  requests,  consents and demands and other communications  required  under  this  Agreement  or  pursuant  to  any  other instrument or document  delivered  hereunder  shall be in writing and,  unless otherwise specifically  provided, may be delivered personally,  by telegram or telex, or by registered or certified  mail,  postage  prepaid,  return receipt requested,  at the addresses  specified on the signature  page hereof  (unless changed by the  particular  party  whose  address is stated  herein by similar notice in  writing);  in each case the notice  will be deemed  delivered  when received.

Section 5.2 Amendments.  No  modification  or  amendment of or  supplement  to this Agreement  shall be valid or effective  unless the same is in writing and signed by all parties hereto, and none of the Company,  the Master Servicer or the Trustee shall enter into any amendment of or supplement to this  Agreement except as permitted by the Pooling  Agreement.  The Trustee  shall give prompt notice  to the  Custodian  of  any  amendment  or  supplement  to the  Pooling
Agreement and furnish the Custodian with written copies thereof.

Section 5.3 GOVERNING  LAW. THIS  AGREEMENT  WILL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK,  WITHOUT  REGARD TO THE
CONFLICT OF LAW PRINCIPLES THEREOF,  OTHER THAN  SECTIONS 5-1401 AND 5-1402 OF
THE NEW YORK GENERAL OBLIGATIONS LAW.

Section 5.4 Recordation  of Agreement.  To the extent  permitted by applicable law,  this  Agreement  is subject to  recordation  in all  appropriate  public offices for real  property  records in all the  counties  or other  comparable jurisdictions  in which any or all of the properties  subject to the Mortgages are  situated,  and  in any  other  appropriate  public  recording  office  or elsewhere,  such  recordation to be effected by the Master Servicer and at its expense on  direction  by the Trustee  (pursuant  to the request of holders of
Certificates  evidencing undivided interests in the aggregate of not less than
25% of the Trust Fund),  but only upon direction  accompanied by an Opinion of
Counsel reasonably  satisfactory to the Master Servicer to the effect that the failure to effect  such  recordation  is likely to  materially  and  adversely affect the interests of the Certificateholders.

      For the purpose of  facilitating  the  recordation  of this Agreement as herein  provided  and for  other  purposes,  this  Agreement  may be  executed simultaneously  in any  number  of  counterparts,  each of which  counterparts shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

Section 5.5 Severability  of Provisions.  If any one or more of the covenants, agreements,  provisions  or terms of this  Agreement  shall be for any  reason whatsoever held invalid, then such covenants, agreements,  provisions or terms
shall  be  deemed   severable  from  the  remaining   covenants,   agreements,
provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability  of  the  other  provisions  of  this  Agreement  or of the
Certificates or the rights of the holders thereof.

                     [Signatures begin on following page]

            IN WITNESS  WHEREOF,  this  Agreement  is  executed as of the date first above written.

Address:                                  U.S. BANK NATIONAL ASSOCIATION,
                                         as Trustee
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN  55107
                                         By:__________________________________
Attention:    Structured    Finance/RASC Name:
         Series 2006-KS9                 Title:
Address:                                 RESIDENTIAL      ASSET      SECURITIES
                                         CORPORATION
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                         By:___________________________________
                                         Name:  Tim Jacobson
                                         Title:Vice President

Address:                                  RESIDENTIAL  FUNDING COMPANY,  LLC, as
                                         Master Servicer
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                         By:___________________________________
                                         Name:  Joseph Orning
                                         Title:Associate

Address:                                  WELLS     FARGO     BANK,     NATIONAL
                                         ASSOCIATION, as Custodian
Mortgage Document Custody
One Meridian Crossings - LL
Richfield, Minnesota 55423
                                         By:___________________________________
                                         Name:
                                         Title:        Assistant Vice President

STATE OF MINNESOTA            )
                              )ss.:
COUNTY OF RAMSEY              )

            On the ____ day of  October 2006,  before  me, a notary  public in and for said State,  personally  appeared  _____________,  known to me to be a
_________ of U.S. BANK NATIONAL  ASSOCIATION,  a national banking  association that  executed  the within  instrument,  and also known to me to be the person
who  executed  it  on  behalf  of  said  national   banking   association  and
acknowledged to me that such national banking association  executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ___________________________________
                                                     Notary Public

[Notarial Seal]

STATE OF MINNESOTA      )
                        )ss.:
COUNTY OF HENNEPIN      )

            On the ____ day of October  2006,  before  me, a notary  public in and for said State,  personally appeared  ___________________,  known to me to be a ______________  of Residential Asset Securities  Corporation,  one of the
corporations that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said corporation,  and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ___________________________________
                                                     Notary Public

[Notarial Seal]

STATE OF MINNESOTA      )
                        )ss.:
COUNTY OF HENNEPIN      )

            On the ____ day of  October 2006,  before  me, a notary  public in and for said State,  personally appeared  ___________________,  known to me to be a ______________ of Residential  Funding Company,  LLC, a limited liability company that  executed the within  instrument,  and also known to me to be the person  who  executed  it on behalf of said  limited  liability  company,  and acknowledged  to me that such limited  liability  company  executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ___________________________________
                                                     Notary Public

[Notarial Seal]

STATE OF                      )
                              )ss.:
COUNTY OF                     )

            On the ____ day of  October 2006,  before  me, a notary  public in and for said State,  personally appeared  ______________________,  known to me
to   be  a   ______________________________   Wells   Fargo   Bank,   National
Association,  one of the entities  that  executed the within  instrument,  and also known to me to be the person who  executed it on behalf of said  national banking  association,  and  acknowledged  to me  that  such  national  banking association executed the within instrument.

            IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ____________________________________
                                                     Notary Public

[Notarial Seal]

                                 EXHIBIT ONE

                              FORM OF CUSTODIAN
                            INITIAL CERTIFICATION

                              October ___, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107

Attn: Structured Finance/RASC Series 2006-KS9

            Re:   Custodial  Agreement,  dated as of October 27, 2006,  by and among U.S.  Bank  National  Association,  Residential  Asset
                  Securities  Corporation,  Residential  Funding Company,  LLC
                  and Wells  Fargo  Bank,  National  Association,  relating to
                  Home Equity Mortgage Asset-Backed Pass-Through Certificates
                  Series 2006-KS9

Ladies and Gentlemen:

            In accordance  with Section 2.3 of the  above-captioned  Custodial
Agreement,  and  subject  to  Section  2.02  of  the  Pooling  Agreement,  the
undersigned,  as Custodian,  hereby certifies that it has received a Custodial
File  (which  contains  an original  Mortgage  Note or an  original  Lost Note
Affidavit with a copy of the related  Mortgage Note) to the extent required in
Section 2.01(b)  of the Pooling  Agreement  with respect to each Mortgage Loan listed in the Mortgage Loan Schedule,  with any exceptions  listed on Schedule
A attached hereto.

            Capitalized   words  and  phrases   used  herein  shall  have  the
respective  meanings  assigned  to  them  in  the  above-captioned   Custodial
Agreement.

                                          WELLS FARGO BANK,
                                          NATIONAL ASSOCIATION

                                          By:________________________________
                                          Name:______________________________

                                          Title:_______________________________

                                 EXHIBIT TWO

                   FORM OF CUSTODIAN INTERIM CERTIFICATION

                              October ___, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107

Attn: Structured Finance, RASC Series 2006-KS9

            Re:   Custodial  Agreement,  dated as of October 27, 2006,  by and among U.S.  Bank  National  Association,  Residential  Asset
                  Securities  Corporation,  Residential  Funding Company,  LLC
                  and Wells  Fargo  Bank,  National  Association,  relating to
                  Home Equity Mortgage Asset-Backed Pass-Through Certificates
                  Series 2006-KS9

Ladies and Gentlemen:

            In accordance  with Section 2.3 of the  above-captioned  Custodial
Agreement,  the  undersigned,  as  Custodian,  hereby  certifies  that  it has received a Custodial File to the extent  required  pursuant to Section 2.01(b)
of the Pooling  Agreement  with  respect to each  Mortgage  Loan listed in the
Mortgage  Loan  Schedule,  and it has  reviewed  the  Custodial  File  and the
Mortgage Loan Schedule and has determined  that:  all required  documents have been  executed  and received  and that such  documents  relate to the Mortgage
Loans identified on the Mortgage Loan Schedule,  with any exceptions listed on
Schedule A attached hereto.

            Capitalized   words  and  phrases   used  herein  shall  have  the
respective  meanings  assigned  to  them  in  the  above-captioned   Custodial
Agreement.

                                          WELLS FARGO BANK,
                                          NATIONAL ASSOCIATION

                                          By:________________________________
                                          Name:______________________________

                                          Title:_______________________________

                                EXHIBIT THREE

                    FORM OF CUSTODIAN FINAL CERTIFICATION

                              October ___, 2006

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107

Attn: Structured Finance, RASC Series 2006-KS9

            Re:   Custodial  Agreement,  dated as of October 27, 2006,  by and among U.S.  Bank  National  Association,  Residential  Asset
                  Securities  Corporation,  Residential  Funding Company,  LLC
                  and Wells  Fargo  Bank,  National  Association,  relating to
                  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series
                  2006-KS9

Ladies and Gentlemen:

            In accordance  with Section 2.3 of the  above-captioned  Custodial
Agreement,  the  undersigned,  as  Custodian,  hereby  certifies  that  it has received a Custodial  File with  respect to each  Mortgage  Loan listed in the
Mortgage  Loan  Schedule  and it has  reviewed  the  Custodial  File  and  the
Mortgage  Loan  Schedule  and has  determined  that:  all  required  documents referred to in Section  2.01(b) of the Pooling  Agreement  have been  executed and received and that such documents  relate to the Mortgage Loans  identified on the Mortgage Loan Schedule.

            Capitalized   words  and  phrases   used  herein  shall  have  the
respective  meanings  assigned  to  them  in  the  above-captioned   Custodial
Agreement.

                                          WELLS FARGO BANK,
                                          NATIONAL ASSOCIATION

                                          By:________________________________
                                          Name:______________________________

                                          Title:_______________________________

                                 EXHIBIT FOUR

                         FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE: REQUEST FOR RELEASE OF DOCUMENTS

In connection  with the  administration  of the pool of Mortgage Loans held by you for the referenced  pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one) Mortgage Loan Prepaid in Full
                                    Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in connection with such payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Company, LLC
Authorized Signature

****************************************************************

TO   CUSTODIAN/TRUSTEE:   Please  acknowledge  this  request,  and  check  off
documents  being  enclosed  with a copy of this form.  You should  retain this form for your files in accordance  with the terms of the Pooling and Servicing
Agreement.

            Enclosed Documents:     [ ] Promissory Note
                                    [ ] Primary Insurance Policy
                                    [ ] Mortgage or Deed of Trust
                                    [ ] Assignment(s)  of Mortgage or Deed of
                                        Trust
                                    [ ] Title Insurance Policy
                                    [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                 EXHIBIT FIVE

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

      The  assessment of  compliance  to be delivered by the  Custodian  shall address,  at a  minimum,  the  criteria  identified  as below  as  "Applicable
Servicing Criteria":

----------------------------------------------------------------------------------------
                                                                         APPLICABLE
                         SERVICING CRITERIA                          SERVICING CRITERIA
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

      REFERENCE                          CRITERIA
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                             GENERAL SERVICING CONSIDERATIONS
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
1122(d)(1)(i)         Policies and procedures are instituted to
                      monitor any performance or other triggers and
                      events of default in accordance with the
                      transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      If any material servicing activities are
                      outsourced to third parties, policies and
                      procedures are instituted to monitor the
                      third party's performance and compliance with
1122(d)(1)(ii)        such servicing activities.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Any requirements in the transaction
                      agreements to maintain a back-up servicer for
1122(d)(1)(iii)       the pool assets are maintained.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      A fidelity bond and errors and omissions
                      policy is in effect on the party
                      participating in the servicing function
                      throughout the reporting period in the amount
                      of coverage required by and otherwise in
                      accordance with the terms of the transaction
1122(d)(1)(iv)        agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                            CASH COLLECTION AND ADMINISTRATION
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Payments on pool assets are deposited into
                      the appropriate custodial bank accounts and
                      related bank clearing accounts no more than
                      two business days following receipt, or such
                      other number of days specified in the
1122(d)(2)(i)         transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Disbursements made via wire transfer on
                      behalf of an obligor or to an investor are
1122(d)(2)(ii)        made only by authorized personnel.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Advances of funds or guarantees regarding
                      collections, cash flows or distributions, and
                      any interest or other fees charged for such
                      advances, are made, reviewed and approved as
1122(d)(2)(iii)       specified in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      The related accounts for the transaction,
                      such as cash reserve accounts or accounts
                      established as a form of
                      overcollateralization, are separately
                      maintained (e.g., with respect to commingling
                      of cash) as set forth in the transaction
1122(d)(2)(iv)        agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Each custodial account is maintained at a
                      federally insured depository institution as
                      set forth in the transaction agreements. For
                      purposes of this criterion, "federally
                      insured depository institution" with respect
                      to a foreign financial institution means a
                      foreign financial institution that meets the
                      requirements of Rule 13k-1(b)(1) of the
1122(d)(2)(v)         Securities Exchange Act.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Unissued checks are safeguarded so as to
1122(d)(2)(vi)        prevent unauthorized access.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Reconciliations are prepared on a monthly
                      basis for all asset-backed securities related
                      bank accounts, including custodial accounts
                      and related bank clearing accounts. These
                      reconciliations are (A) mathematically
                      accurate; (B) prepared within 30 calendar
                      days after the bank statement cutoff date, or
                      such other number of days specified in the
                      transaction agreements; (C) reviewed and
                      approved by someone other than the person who
                      prepared the reconciliation; and (D) contain
                      explanations for reconciling items. These
                      reconciling items are resolved within 90
                      calendar days of their original
                      identification, or such other number of days
1122(d)(2)(vii)       specified in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                            INVESTOR REMITTANCES AND REPORTING
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Reports to investors, including those to be
                      filed with the Commission, are maintained in
                      accordance with the transaction agreements
                      and applicable Commission requirements.
                      Specifically, such reports (A) are prepared
                      in accordance with timeframes and other terms
                      set forth in the transaction agreements; (B)
                      provide information calculated in accordance
                      with the terms specified in the transaction
                      agreements; (C) are filed with the Commission
                      as required by its rules and regulations; and
                      (D) agree with investors' or the trustee's
                      records as to the total unpaid principal
                      balance and number of pool assets serviced by
1122(d)(3)(i)         the servicer.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Amounts due to investors are allocated and
                      remitted in accordance with timeframes,
                      distribution priority and other terms set
1122(d)(3)(ii)        forth in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Disbursements made to an investor are posted
                      within two business days to the servicer's
                      investor records, or such other number of
1122(d)(3)(iii)       days specified in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Amounts remitted to investors per the
                      investor reports agree with cancelled checks,
                      or other form of payment, or custodial bank
1122(d)(3)(iv)        statements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                                POOL ASSET ADMINISTRATION
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Collateral or security on pool assets is
                      maintained as required by the transaction
1122(d)(4)(i)         agreements or related asset pool documents.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Pool assets and related documents are
                      safeguarded as required by the transaction
1122(d)(4)(ii)        agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Any additions, removals or substitutions to
                      the asset pool are made, reviewed and
                      approved in accordance with any conditions or
1122(d)(4)(iii)       requirements in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Payments on pool assets, including any
                      payoffs, made in accordance with the related
                      pool asset documents are posted to the
                      servicer's obligor records maintained no more
                      than two business days after receipt, or such
                      other number of days specified in the
                      transaction agreements, and allocated to
                      principal, interest or other items (e.g.,
                      escrow) in accordance with the related pool
1122(d)(4)(iv)        asset documents.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      The servicer's records regarding the pool
                      assets agree with the servicer's records with
                      respect to an obligor's unpaid principal
1122(d)(4)(v)         balance.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Changes with respect to the terms or status
                      of an obligor's pool asset (e.g., loan
                      modifications or re-agings) are made,
                      reviewed and approved by authorized personnel
                      in accordance with the transaction agreements
1122(d)(4)(vi)        and related pool asset documents.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Loss mitigation or recovery actions (e.g.,
                      forbearance plans, modifications and deeds in
                      lieu of foreclosure, foreclosures and
                      repossessions, as applicable) are initiated,
                      conducted and concluded in accordance with
                      the timeframes or other requirements
1122(d)(4)(vii)       established by the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Records documenting collection efforts are
                      maintained during the period a pool asset is
                      delinquent in accordance with the transaction
                      agreements. Such records are maintained on at
                      least a monthly basis, or such other period
                      specified in the transaction agreements, and
                      describe the entity's activities in
                      monitoring delinquent pool assets including,
                      for example, phone calls, letters and payment
                      rescheduling plans in cases where delinquency
                      is deemed temporary (e.g., illness or
1122(d)(4)(viii)      unemployment).
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Adjustments to interest rates or rates of
                      return for pool assets with variable rates
                      are computed based on the related pool asset
1122(d)(4)(ix)        documents.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Regarding any funds held in trust for an
                      obligor (such as escrow accounts): (A) such
                      funds are analyzed, in accordance with the
                      obligor's pool asset documents, on at least
                      an annual basis, or such other period
                      specified in the transaction agreements; (B)
                      interest on such funds is paid, or credited,
                      to obligors in accordance with applicable
                      pool asset documents and state laws; and (C)
                      such funds are returned to the obligor within
                      30 calendar days of full repayment of the
                      related pool asset, or such other number of
1122(d)(4)(x)         days specified in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Payments made on behalf of an obligor (such
                      as tax or insurance payments) are made on or
                      before the related penalty or expiration
                      dates, as indicated on the appropriate bills
                      or notices for such payments, provided that
                      such support has been received by the
                      servicer at least 30 calendar days prior to
                      these dates, or such other number of days
1122(d)(4)(xi)        specified in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Any late payment penalties in connection with
                      any payment to be made on behalf of an
                      obligor are paid from the servicer's funds
                      and not charged to the obligor, unless the
                      late payment was due to the obligor's error
1122(d)(4)(xii)       or omission.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Disbursements made on behalf of an obligor
                      are posted within two business days to the
                      obligor's records maintained by the servicer,
                      or such other number of days specified in the
1122(d)(4)(xiii)      transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Delinquencies, charge-offs and uncollectible
                      accounts are recognized and recorded in
1122(d)(4)(xiv)       accordance with the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Any external enhancement or other support,
                      identified in Item 1114(a)(1) through (3) or
                      Item 1115 of Regulation AB, is maintained as
1122(d)(4)(xv)        set forth in the transaction agreements.
----------------------------------------------------------------------------------------

                                                                   EXHIBIT F-1

                            GROUP I LOAN SCHEDULE

                       [FILED HEREWITH AS EXHIBIT 99.1]

                                                                   EXHIBIT F-2

                            GROUP II LOAN SCHEDULE

                       [FILED HEREWITH AS EXHIBIT 99.1]

                                                                     EXHIBIT G

                         FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:   REQUEST FOR RELEASE OF DOCUMENTS

In connection  with the  administration  of the pool of Mortgage Loans held by you for the referenced  pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one) Mortgage Loan Prepaid in Full
                                    Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in connection with such payments  which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

______________________________
Residential Funding Company, LLC
Authorized Signature

****************************************************************

TO   CUSTODIAN/TRUSTEE:   Please  acknowledge  this  request,  and  check  off
documents  being  enclosed  with a copy of this form.  You should  retain this form for your files in accordance  with the terms of the Pooling and Servicing
Agreement.

            Enclosed Documents:     [ ] Promissory Note
                                    [ ] Primary Insurance Policy
                                    [ ] Mortgage or Deed of Trust
                                    [ ] Assignment(s)  of Mortgage or Deed of
                                        Trust
                                    [ ] Title Insurance Policy
                                    [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                                                   EXHIBIT H-1

                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                      )
                              ) ss.:
COUNTY OF                     )

      [NAME OF OFFICER], being first duly sworn, deposes and says:

1.    That he is [Title of Officer] of [Name of Owner]  (record or  beneficial owner of the Home  Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,
Series   2006-KS9,   Class R   (the   "Owner")),   a   [savings   institution]
[corporation]  duly  organized  and  existing  under the laws of [the State of
________________]  [the  United  States],  on  behalf  of which he makes  this affidavit and agreement.

2.    That the Owner (i) is not and will not be a "disqualified  organization"
or an electing large  partnership as of [date of transfer]  within the meaning of Section 860E(e)(5) and 775,  respectively,  of the Internal Revenue Code of
1986, as amended (the "Code") or an electing large  partnership  under Section
775(a) of the Code,  (ii) will  endeavor to remain  other than a  disqualified organization  for so long as it retains its ownership  interest in the Class R
Certificates,  and (iii) is  acquiring  the Class R  Certificates  for its own account  or for the  account of another  Owner from which it has  received  an affidavit and agreement in  substantially  the same form as this affidavit and agreement. (For this purpose, a "disqualified  organization" means an electing large partnership under Section 775 of the Code, the United States,  any state or political  subdivision thereof, any agency or instrumentality of any of the foregoing  (other than an  instrumentality  all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage  Corporation,  a majority of whose board of directors is not selected by any such  governmental entity) or any foreign  government,  international  organization or any agency or  instrumentality  of such foreign  government  or  organization,  any rural electric or telephone  cooperative,  or any  organization  (other than certain farmers'  cooperatives)  that is  generally  exempt  from  federal  income tax unless such  organization is subject to the tax on unrelated  business taxable income).

3.    That the  Owner  is  aware  (i) of the tax  that  would  be  imposed  on
transfers  of  Class R  Certificates  to  disqualified   organizations  or  an
electing large  partnership  under the Code,  that applies to all transfers of
Class R  Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large  partnerships,  on each such  partnership),  or, if such  transfer  is  through  an agent  (which
person   includes  a  broker,   nominee  or  middleman)   for  a  disqualified
organization,  on the agent; (iii) that the person (other than with respect to transfers to electing large  partnerships)  otherwise liable for the tax shall be relieved  of  liability  for the tax if the  transferee  furnishes  to such person an affidavit  that the  transferee is not a  disqualified  organization and, at the time of transfer,  such person does not have actual knowledge that the  affidavit  is  false;  and (iv)  that  the  Class R  Certificates  may be
"noneconomic  residual  interests" within the meaning of Treasury  regulations promulgated  pursuant  to the Code and that the  transferor  of a  noneconomic residual  interest  will remain  liable for any taxes due with  respect to the income  on such  residual  interest,  unless  no  significant  purpose  of the transfer was to impede the assessment or collection of tax.

4.    That the Owner is aware of the tax  imposed on a  "pass-through  entity"
holding Class R  Certificates if either the pass-through entity is an electing large  partnership  under Section 775 of the Code or if at any time during the taxable year of the  pass-through  entity a disqualified  organization  is the record  holder of an  interest  in such  entity.  (For this  purpose,  a "pass through  entity"  includes  a  regulated  investment  company,  a real  estate investment  trust or common trust fund, a  partnership,  trust or estate,  and certain cooperatives.)

5.    That the Owner is aware that the Trustee  will not register the transfer of any Class R Certificates unless the transferee,  or the transferee's agent,
delivers  to  it  an  affidavit  and   agreement,   among  other  things,   in
substantially  the  same  form as this  affidavit  and  agreement.  The  Owner expressly  agrees that it will not consummate any such transfer if it knows or believes  that any of the  representations  contained  in such  affidavit  and agreement are false.

6.    That the Owner has  reviewed the  restrictions  set forth on the face of the Class R -__  Certificates  and the  provisions  of Section  5.02(f) of the
Pooling and  Servicing  Agreement  under which the Class R  Certificates  were issued (in particular,  clause (iii)(A) and  (iii)(B) of Section 5.02(f) which authorize  the Trustee to deliver  payments  to a person  other than the Owner and  negotiate  a  mandatory  sale by the Trustee in the event the Owner holds such  Certificates  in  violation  of Section  5.02(f)).  The Owner  expressly agrees to be bound by and to comply with such restrictions and provisions.

7.    That the Owner consents to any additional  restrictions  or arrangements that  shall be  deemed  necessary  upon  advice of  counsel  to  constitute  a reasonable  arrangement to ensure that the Class R  Certificates  will only be owned,  directly  or  indirectly,  by an  Owner  that  is  not a  disqualified organization.

8.    The Owner's Taxpayer Identification Number is ____________________.

9.    This  affidavit and agreement  relates only to the Class R  Certificates held by the  Owner and not to any other  holder of the  Class R  Certificates.
The Owner  understands  that the liabilities  described  herein relate only to the Class R Certificates.

10.   That no  purpose of the Owner  relating  to the  transfer  of any of the
Class R  Certificates  by the Owner is or will be to impede the  assessment or collection of any tax; in making this representation,  the Owner warrants that the Owner is familiar  with (i)  Treasury  Regulation  1.860E-1(c)  and recent amendments  thereto,  effective  as of July 19,  2002,  and (ii) the  preamble describing  the  adoption  of the  amendments  to such  regulation,  which  is attached hereto as Annex I.

11.   That the Owner has no present  knowledge or expectation  that it will be unable  to pay  any  United  States  taxes  owed  by it so  long as any of the
Certificates remain  outstanding.  In this regard, the Owner hereby represents to and for the  benefit  of the  person  from  whom it  acquired  the  Class R
Certificate  that the Owner intends to pay taxes  associated with holding such
Class R  Certificate as they become due, fully understanding that it may incur tax  liabilities  in  excess  of any  cash  flows  generated  by  the  Class R
Certificate.

12.   That the Owner has no  present  knowledge  or  expectation  that it will become  insolvent or subject to a bankruptcy  proceeding for so long as any of the Class R Certificates remain outstanding.

13.   The Owner is either (i) a citizen  or  resident  of the  United  States,
(ii) a corporation,  partnership or other entity treated as a corporation or a partnership for U.S.  federal income tax purposes and created or organized in, or under the laws of, the United States,  any state thereof or the District of
Columbia  (other than a  partnership  that is not  treated as a United  States person under any  applicable  Treasury  regulations),  (iii) an estate that is described  in  Section  7701(a)(30)(D)  of the Code,  or (iv) a trust  that is described in Section 7701(a)(30)(E) of the Code.

14.   The Owner  hereby  agrees that it will not cause income from the Class R
Certificates to be attributable to a foreign permanent  establishment or fixed base (within the meaning of an  applicable  income tax treaty) of the Owner or another United States taxpayer.

15.   The Owner hereby  certifies,  represents  and warrants to, and covenants with the  Depositor,  the Trustee and the Master  Servicer  that the following statements in (a) or (b) are accurate:

      (a)  The  Certificates  are not  being  acquired  by,  and  will  not be
transferred to, any     employee  benefit  plan or other  plan or  arrangement
subject to the prohibited transaction     provisions     of    the    Employee
Retirement Income Security Act of 1974, as amended    ("ERISA"),   or  Section
4975 of the Internal Revenue Code of 1986, as amended (the  "Code"),   or  any
person (including an insurance company investing its general account, an investment  manager,  a named  fiduciary or a trustee of any such plan) who is
using "plan       assets" of any such plan to effect  such  acquisition  (each
of the foregoing, a "Plan     Investor"); or

      (b) The Owner has  provided the Trustee,  the  Depositor  and the Master
Servicer with an  Opinion of Counsel  acceptable  to and in form and substance satisfactory to the Trustee,  the  Depositor  and the Master  Servicer  to the
effect that the purchase or holding of    Certificates  is  permissible  under
applicable law, will not constitute or result in any  nonexempt     prohibited
transaction under Section 406 of ERISA or Section 4975 of the     Code     (or
comparable provisions of any subsequent enactments), and will not subject the
Trustee, the Depositor,  or the Master Servicer to any obligation or liability
(including  obligations  or  liabilities  under  ERISA or Section  4975 of the
Code) in addition to those    undertaken   in  the   Pooling   and   Servicing
Agreement, which Opinion of Counsel shall not   be  at  the   expense  of  the
Trustee, the Depositor or the Master Servicer.

      In addition,  the Owner hereby  certifies,  represents  and warrants to, and covenants  with, the Depositor,  the Trustee and the Master  Servicer that the Owner will not transfer such  Certificates  to any Plan Investor or person unless  either such Plan Investor or person meets the  requirements  set forth in either (a) or (b) above.

      Capitalized  terms used but not defined  herein  shall have the meanings assigned in the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF,  the Owner has caused this instrument to be executed on its behalf,  pursuant to the  authority of its Board of  Directors,  by its
[Title of Officer] and its corporate  seal to be hereunto  attached,  attested by its [Assistant] Secretary, this ____ day of ______________ 200__.

                                    [NAME OF OWNER]

                                    By: ___________________________________
                                    [Name of Officer]
                                    [Title of Officer]

[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

            Personally  appeared before me the above-named  [Name of Officer], known or  proved  to me to be the  same  person  who  executed  the  foregoing instrument and to be the [Title of Officer] of the Owner,  and acknowledged to me that he  executed  the  same as his  free act and deed and the free act and deed of the Owner.

            Subscribed and sworn before me this _______________ day
of ___________, 200_.

                                    __________________________________________
                                    NOTARY PUBLIC

                                    COUNTY OF ______________________________
                                    STATE OF ________________________________
                                    My Commission expires the ___ day of
                                    __________, 20__

                                                        ANNEX I TO EXHIBIT H-1

                          DEPARTMENT OF THE TREASURY

                           Internal Revenue Service

                            26 CFR Parts 1 and 602

                                  [TD 9004]

                                RIN 1545-AW98

                   Real Estate Mortgage Investment Conduits

              AGENCY: Internal Revenue Service (IRS), Treasury.

                          ACTION: Final regulations.

   -----------------------------------------------------------------------

SUMMARY:  This document  contains  final  regulations  relating to safe harbor
transfers  of  noneconomic   residual   interests  in  real  estate   mortgage
investment  conduits  (REMICs).   The  final  regulations  provide  additional
limitations  on the  circumstances  under  which  transferors  may claim  safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.

Applicability Date: For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT:  Courtney Shepardson at (202) 622-3940 (not a
toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

      The  collection of information in this final rule has been reviewed and, pending receipt and evaluation of public  comments,  approved by the Office of
Management and Budget (OMB) under 44 U.S.C.  3507 and assigned  control number
1545-1675.

      The   collection  of   information   in  this   regulation  is  in  Sec.
1.860E-1(c)(5)(ii).  This  information is required to enable the IRS to verify that a taxpayer is  complying  with the  conditions  of this  regulation.  The collection  of  information  is  mandatory  and is  required.  Otherwise,  the taxpayer will not receive the benefit of safe harbor  treatment as provided in the regulation.  The likely  respondents  are businesses and other  for-profit institutions.

      Comments on the collection of  information  should be sent to the Office of  Management  and  Budget,  Attn:  Desk  Officer for the  Department  of the
Treasury,  Office of  Information  and  Regulatory  Affairs,  Washington,  DC,
20503,  with  copies  to the  Internal  Revenue  Service,  Attn:  IRS  Reports
Clearance  Officer,  W:CAR:MP:FP:S,  Washington,  DC  20224.  Comments  on the
collection of information  should be received by September 17, 2002.  Comments are specifically requested concerning:

o     Whether  the  collection  of  information  is  necessary  for the proper performance  of  the  functions  of  the  Internal  Revenue  Service, including whether the information will have practical utility;

o     The accuracy of the estimated  burden  associated with the collection of information (see below);

o     How  the  quality,  utility,  and  clarity  of  the  information  to  be collected may be enhanced;

o     How the burden of complying with the  collection of  information  may be minimized,  including through the application of automated collection techniques or other forms of information technology; and

o     Estimates  of  capital  or  start-up   costs  and  costs  of  operation,
         maintenance, and purchase of service to provide information.

      An agency may not  conduct or sponsor,  and a person is not  required to respond to, a collection  of  information  unless it displays a valid  control number assigned by the Office of Management and Budget.

      The estimated total annual  reporting  burden is 470 hours,  based on an estimated number of respondents of 470 and an estimated  average annual burden hours per respondent of one hour.

      Books  or  records  relating  to a  collection  of  information  must be retained as long as their contents may become  material in the  administration
of  any  internal  revenue  law.   Generally,   tax  returns  and  tax  return
information are confidential, as required by 26 U.S.C. 6103.

Background

      This  document  contains  final   regulations   regarding  the  proposed
amendments  to 26 CFR part 1 under  section 860E of the Internal  Revenue Code
(Code). The regulations  provide the circumstances under which a transferor of
a  noneconomic   REMIC  residual   interest  meeting  the   investigation  and
representation  requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

      Final  regulations  governing  REMICs,  issued  in 1992,  contain  rules governing the transfer of noneconomic REMIC residual interests.  In general, a transfer  of a  noneconomic  residual  interest  is  disregarded  for  all tax purposes if a significant  purpose of the transfer is to enable the transferor to impede  the  assessment  or  collection  of tax.  A purpose  to impede  the
assessment  or  collection  of  tax  (a  wrongful   purpose)   exists  if  the
transferor,  at the time of the  transfer,  either  knew or should  have known that the  transferee  would be  unwilling  or  unable  to pay taxes due on its share of the REMIC's  taxable income.  Under a safe harbor,  the transferor of a REMIC  noneconomic  residual  interest  is  presumed  not to have a wrongful purpose if two  requirements  are  satisfied:  (1) the  transferor  conducts a
reasonable   investigation  of  the  transferee's   financial  condition  (the
investigation  requirement);  and (2) the transferor  secures a representation from the  transferee  to the effect that the  transferee  understands  the tax obligations  associated  with  holding a residual  interest and intends to pay those taxes (the representation requirement).

      The IRS and  Treasury  have  been  concerned  that some  transferors  of noneconomic  residual  interests  claim they  satisfy  the safe harbor even in
situations   where  the  economics  of  the  transfer   clearly  indicate  the
transferee is unwilling or unable to pay the tax  associated  with holding the interest.  For this  reason,  on February 7, 2000,  the IRS  published  in the
Federal Register (65 FR 5807) a notice of proposed rulemaking  (REG-100276-97;
REG-122450-98)  designed  to clarify  the safe  harbor by adding the  "formula test," an  economic  test.  The  proposed  regulation  provides  that the safe harbor  is  unavailable  unless  the  present  value  of the  anticipated  tax liabilities  associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration  given to the transferee to
acquire  the  interest;   (2)  the  present  value  of  the  expected   future
distributions  on the interest;  and (3) the present value of the  anticipated tax  savings  associated  with  holding the  interest  as the REMIC  generates losses.

      The notice of  proposed  rulemaking  also  contained  rules for  FASITs.
Section 1.860H-6(g)  of the proposed  regulations  provides  requirements  for transfers of FASIT  ownership  interests and adopts a safe harbor by reference to the safe harbor  provisions  of the REMIC  regulations.  In February  2001, the IRS published  Rev.  Proc.  2001-12  (2001-3  I.R.B.  335) to set forth an alternative  safe  harbor  that  taxpayers  could  use  while  the IRS and the
Treasury   considered  comments  on  the  proposed   regulations.   Under  the
alternative safe harbor, if a transferor meets the  investigation  requirement and the representation  requirement but the transfer fails to meet the formula test,  the  transferor  may invoke the safe harbor if the  transferee  meets a two-prong test (the asset test). A transferee  generally meets the first prong of this  test if,  at the time of the  transfer,  and in each of the two years preceding  the year of transfer,  the  transferee's  gross assets  exceed $100 million and its net assets exceed $10 million.  A transferee  generally  meets the second  prong of this test if it is a domestic,  taxable  corporation  and agrees in writing  not to  transfer  the  interest  to any  person  other than another domestic,  taxable corporation that also satisfies the requirements of the asset test. A transferor  cannot rely on the asset test if the  transferor knows,  or has reason to know,  that the  transferee  will not comply with its written  agreement to limit the  restrictions  on subsequent  transfers of the residual interest.

      Rev.  Proc.  2001-12  provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic  residual interest to a foreign branch of an otherwise  eligible  transferee.  If such a transfer or assignment were permitted,  a corporate  taxpayer might seek to claim that the provisions of an applicable  income tax treaty would resource excess inclusion income as foreign  source  income,  and that, as a  consequence,  any U.S. tax liability  attributable  to the  excess  inclusion  income  could be offset by foreign tax credits.  Such a claim would impede the  assessment  or collection of U.S. tax on excess inclusion income,  contrary to the congressional purpose of  assuring  that such  income  will be taxable  in all  events.  See,  e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the Code.

      The  Treasury   and  the  IRS  have   learned  that  certain   taxpayers
transferring   noneconomic   residual   interests  to  foreign  branches  have
attempted  to rely on the formula  test to obtain safe harbor  treatment in an effort to impede the assessment or collection of U.S. tax on excess  inclusion income.  Accordingly,  the final  regulations  provide  that if a  noneconomic residual  interest is  transferred  to a foreign  permanent  establishment  or fixed base of a U.S.  taxpayer,  the  transfer is not eligible for safe harbor treatment  under  either  the  asset  test  or the  formula  test.  The  final regulations  also  require a transferee  to  represent  that it will not cause income from the noneconomic  residual interest to be attributable to a foreign permanent establishment or fixed base.

      Section 1.860E-1(c)(8)  provides computational rules that a taxpayer may use to  qualify  for safe  harbor  status  under  the  formula  test.  Section
1.860E-1(c)(8)(i)  provides  that the  transferee  is presumed to pay tax at a rate  equal to the  highest  rate of tax  specified  in  section  11(b).  Some commentators  were  concerned that this presumed rate of taxation was too high because  it  does  not  take  into  consideration  taxpayers  subject  to  the alternative  minimum  tax  rate.  In  light  of the  comments  received,  this provision  has  been  amended  in  the  final  regulations  to  allow  certain transferees  that compute their taxable income using the  alternative  minimum tax rate to use the alternative minimum tax rate applicable to corporations.

      Additionally,  Sec. 1.860E-1(c)(8)(iii) provides that the present values in the  formula  test are to be  computed  using a discount  rate equal to the applicable  Federal  short-term rate prescribed by section 1274(d).  This is a change  from  the  proposed  regulation  and  Rev.  Proc.  2001-12.  In  those publications  the provision  stated that  "present values are computed using a discount  rate equal to the  applicable  Federal  rate  prescribed  in section
1274(d)  compounded  semiannually"  and that "[a] lower  discount  rate may be used if the  transferee  can  demonstrate  that it regularly  borrows,  in the course of its trade or business,  substantial funds at such lower rate from an unrelated  third  party." The IRS and the  Treasury  Department  have  learned that, based on this provision,  certain  taxpayers have been attempting to use unrealistically  low or zero  interest  rates to  satisfy  the  formula  test, frustrating the intent of the test.  Furthermore,  the Treasury Department and the IRS believe that a rule  allowing for a rate other than a rate based on an objective  index would add  unnecessary  complexity  to the safe harbor.  As a result, the rule in the proposed  regulations that permits a transferee to use a lower discount rate, if the  transferee  can  demonstrate  that it regularly borrows  substantial  funds at such lower rate,  is not  included in the final regulations;  and the Federal  short-term  rate has been  substituted  for the applicable  Federal  rate.  To  simplify  taxpayers'  computations,  the final regulations allow use of any of the published short-term rates,  provided that the present values are computed with a  corresponding  period of  compounding.
With  the  exception  of the  provisions  relating  to  transfers  to  foreign branches,  these changes  generally  have the proposed  applicability  date of
February 4, 2000,  but taxpayers may choose to apply the interest rate formula set forth in the proposed  regulation  and Rev.  Proc.  2001-12 for  transfers occurring before November 19, 2002.

      It is anticipated  that when final  regulations are adopted with respect to FASITs,  Sec.  1.860H-6(g) of the proposed  regulations  will be adopted in substantially  its present  form,  with the result that the final  regulations contained  in this  document  will also govern  transfers  of FASIT  ownership interests with  substantially the same  applicability  date as is contained in this document.

Effect on Other Documents

      Rev.  Proc.  2001-12  (2001-3  I.R.B.  335) is obsolete for transfers of noneconomic  residual  interests in REMICs  occurring on or after November 19,
2002.

Special Analyses

      It  is  hereby  certified  that  these   regulations  will  not  have  a
significant  economic impact on a substantial  number of small entities.  This certification  is based on the fact  that it is  unlikely  that a  substantial number of small  entities will hold REMIC  residual  interests.  Therefore,  a
Regulatory  Flexibility  Analysis  under  the  Regulatory  Flexibility  Act (5
U.S.C.  chapter 6) is not required.  It has been determined that this Treasury decision is not a significant  regulatory action as defined in Executive Order
12866.  Therefore,  a regulatory  assessment is not required. It also has been determined  that sections  553(b) and 553(d) of the  Administrative  Procedure
Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

      The  principal  author  of these  regulations  is  Courtney  Shepardson.
However, other personnel from the IRS and Treasury Department  participated in their development.

List of Subjects

26 CFR Part 1

      Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

      Reporting and record keeping requirements.

      Adoption of Amendments to the Regulations

      Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

      Paragraph 1. The authority citation for part 1 continues to read in part as follows:

      Authority: 26 U.S.C. 7805 * * *

                                                                   EXHIBIT H-2

                        FORM OF TRANSFEROR CERTIFICATE

                                                          ______________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS9

            Re:   Mortgage  Asset-Backed  Pass-Through  Certificates,  Series
                  2006-KS9

Ladies and Gentlemen:

      This  letter is  delivered  to you in  connection  with the  transfer by
________________________   (the  "Seller")  to   ______________________   (the
"Purchaser")  of  $___________   Initial  Certificate   Principal  Balance  of
Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2006-KS9,  Class R
(the  "Certificates"),  pursuant to Section 5.02 of the Pooling and  Servicing
Agreement  (the  "Pooling and Servicing  Agreement"),  dated as of October 27,
2006  among  Residential  Asset  Securities  Corporation,  as  depositor  (the
"Depositor"),  Residential Funding Company, LLC, as master servicer,  and U.S.
Bank National Association,  as trustee (the "Trustee").  All terms used herein and not  otherwise  defined  shall have the  meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies,  represents and warrants to, and covenants with, the Depositor and the Trustee that:

1.    No purpose of the Seller  relating to the transfer of the Certificate by the  Seller  to the  Purchaser  is or  will be to  impede  the  assessment  or collection of any tax.

2.    The Seller  understands  that the Purchaser has delivered to the Trustee and the  Master  Servicer  a  transfer  affidavit  and  agreement  in the form attached to the Pooling and  Servicing  Agreement  as Exhibit  H-1. The Seller
does not know or believe that any representation contained therein is false.

3.    The  Seller  has at the  time of the  transfer  conducted  a  reasonable investigation  of the financial  condition of the Purchaser as contemplated by
Treasury  Regulations  Section  1.860E-1(c)(4)(i)  and,  as a  result  of that investigation,  the Seller has determined that the Purchaser has  historically paid its debts as they  become due and has found no  significant  evidence  to indicate that the Purchaser  will not continue to pay its debts as they become due in the  future.  The Seller  understands  that the  transfer  of a Class R
Certificate  may not be respected  for United  States income tax purposes (and the  Seller  may  continue  to  be  liable  for  United  States  income  taxes associated therewith) unless the Seller has conducted such an investigation.

4.    The Seller has no actual  knowledge that the proposed  Transferee is not both a United States Person and a Permitted Transferee.

                                    Very truly yours,

                                    _______________________________________
                                                  (Seller)

                                    By: ____________________________________
                                    Name: __________________________________
                                    Title: ___________________________________

                                                                     EXHIBIT I

                    FORM OF INVESTOR REPRESENTATION LETTER

                                                          ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS9

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437
Attention:  Residential Funding Company, LLC Series 2006-KS9

      Re:   Home Equity Mortgage Asset-Backed Pass-Through Certificates,
            Series 2006-KS9, Class [SB] [R]

Ladies and Gentlemen:

      _________________________  (the  "Purchaser")  intends to purchase  from
___________________________  (the "Seller") $_____________ Initial Certificate
Principal   Balance  of  Home  Equity   Mortgage   Asset-Backed   Pass-Through
Certificates,  Series 2006-KS9,  Class [SB] [R] (the  "Certificates"),  issued pursuant to the Pooling and  Servicing  Agreement  (the "Pooling and Servicing
Agreement"),  dated as of October 27, 2006 among  Residential Asset Securities
Corporation,  as depositor (the  "Depositor"),  Residential  Funding  Company,
LLC, as master  servicer  (the  "Master  Servicer"),  and U.S.  Bank  National
Association,  as  trustee  (the  "Trustee").  All terms  used  herein  and not otherwise  defined  shall  have the  meanings  set  forth in the  Pooling  and
Servicing Agreement.  The Purchaser hereby certifies,  represents and warrants to, and covenants  with,  the Depositor,  the Trustee and the Master  Servicer that:

1.    The Purchaser  understands that (a) the  Certificates  have not been and will not be registered or qualified  under the  Securities  Act of
            1933, as amended (the "Act") or any state  securities law, (b) the
            Depositor   is  not   required  to  so  register  or  qualify  the
            Certificates,   (c)  the   Certificates  may  be  resold  only  if
            registered and qualified  pursuant to the provisions of the Act or
            any  state   securities   law,  or  if  an  exemption   from  such
            registration and  qualification is available,  (d) the Pooling and
            Servicing Agreement contains  restrictions  regarding the transfer of the Certificates  and (e) the  Certificates  will bear a legend to the foregoing effect.

2.    The  Purchaser is  acquiring  the  Certificates  for its own account for investment  only and not with a view to or for sale in  connection with any  distribution  thereof in any manner  that would  violate the Act or any applicable state securities laws.

3.    The  Purchaser  is  (a)  a  substantial,   sophisticated   institutional
            investor  having such  knowledge  and  experience in financial and business matters,  and, in particular,  in such matters related to securities  similar to the  Certificates,  such that it is capable
            of   evaluating   the  merits  and  risks  of  investment  in  the
            Certificates,  (b)  able to bear  the  economic  risks  of such an investment and (c) an "accredited  investor" within the meaning of
            Rule 501(a) promulgated pursuant to the Act.

4.    The Purchaser has been  furnished  with,  and has had an  opportunity to review  (a) [a copy of the  Private  Placement  Memorandum,  dated
            ___________________,  20__,  relating to the  Certificates  (b)] a copy of the  Pooling  and  Servicing  Agreement  and [b] [c]  such other information concerning the Certificates,  the Mortgage Loans and the Depositor as has been  requested by the Purchaser from the
            Depositor  or the  Seller  and  is  relevant  to  the  Purchaser's decision to purchase the  Certificates.  The Purchaser has had any questions  arising from such review  answered by the  Depositor or
            the  Seller  to  the  satisfaction  of  the  Purchaser.   [If  the
            Purchaser  did not  purchase the  Certificates  from the Seller in connection with the initial  distribution of the  Certificates and was provided with a copy of the Private Placement  Memorandum (the
            "Memorandum")  relating to the original sale (the "Original Sale")
            of the Certificates by the Depositor,  the Purchaser  acknowledges that such  Memorandum  was provided to it by the Seller,  that the
            Memorandum  was  prepared  by  the  Depositor  solely  for  use in connection  with  the  Original  Sale  and the  Depositor  did not participate  in or  facilitate  in any  way  the  purchase  of the
            Certificates  by the Purchaser from the Seller,  and the Purchaser agrees  that it will  look  solely  to the  Seller  and not to the
            Depositor with respect to any damage, liability,  claim or expense arising out of,  resulting from or in connection with (a) error or
            omission,   or  alleged  error  or  omission,   contained  in  the
            Memorandum,  or (b) any information,  development or event arising after the date of the Memorandum.]

5.    The  Purchaser  has not and  will not nor has it  authorized  or will it authorize  any person to (a) offer,  pledge,  sell,  dispose of or
            otherwise   transfer   any   Certificate,   any  interest  in  any
            Certificate  or any other  similar  security  to any person in any manner,  (b)  solicit  any  offer to buy or to  accept  a  pledge, disposition of other transfer of any Certificate,  any interest in any  Certificate or any other similar  security from any person in any manner,  (c) otherwise  approach or negotiate  with respect to any  Certificate,  any  interest in any  Certificate  or any other similar  security  with any  person  in any  manner,  (d) make any general  solicitation  by means of general  advertising  or in any other manner or (e) take any other action,  that (as to any of (a)
            through  (e)  above)  would   constitute  a  distribution  of  any
            Certificate  under the Act, that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state
            securities   law,   or  that   would   require   registration   or
            qualification  pursuant  thereto.  The Purchaser  will not sell or otherwise  transfer any of the Certificates,  except in compliance with the provisions of the Pooling and Servicing Agreement.

6.    The  Purchaser  hereby  certifies,   represents  and  warrants  to,  and
            covenants with the Depositor,  the Trustee and the Master Servicer that the following statements in (a) or (b) are correct:

          (a) The  Purchaser  is not an employee  benefit  plan or other plan or arrangement  subject  to  the  prohibited  transaction  provisions  of  the
     Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  or
     Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or any  person  (including  an  insurance  company  investing  its  general account,  an investment manager, a named fiduciary or a trustee of any such plan)  who is  using  "plan  assets"  of  any  such  plan  to  effect  such acquisition (each of the foregoing, a "Plan Investor"); or

          (b) the  Purchaser  has provided the Trustee,  the  Depositor  and the
     Master  Servicer  with an Opinion of Counsel  acceptable to and in form and substance  satisfactory  to the  Trustee,  the  Depositor  and  the  Master
     Servicer to the effect  that the  purchase  or holding of  Certificates  is permissible  under  applicable  law,  will not  constitute or result in any nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments),  and will not subject the Trustee,  the Depositor or the Master  Servicer to any
     obligation or liability  (including  obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing  Agreement,  which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

      In addition,  the Purchaser  hereby  certifies,  represents and warrants to, and covenants  with,  the Depositor,  the Trustee and the Master  Servicer that the Purchaser  will not transfer such  Certificates  to any Plan Investor or person unless  either such Plan  Investor or person meets the  requirements set forth in either (a) or (b) above.

                                          Very truly yours,

                                          ____________________________________
                                          (Purchaser)

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

                                                                       EXHIBIT J

                   FORM OF TRANSFEROR REPRESENTATION LETTER

                                                          ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention: Structured Finance/RASC Series 2006-KS9

      Re:   Home Equity Mortgage Asset-Backed  Pass-Through Certificates,
            Series 2006-KS9, Class [SB] [R]

Ladies and Gentlemen:

            In  connection  with  the sale by  __________  (the  "Seller")  to
__________ (the  "Purchaser")  of $__________  Initial  Certificate  Principal
Balance of Home  Equity  Mortgage  Asset-  Backed  Pass-Through  Certificates,
Series 2006-KS9,  Class [SB] [R] (the "Certificates"),  issued pursuant to the
Pooling and  Servicing  Agreement  (the  "Pooling and  Servicing  Agreement"),
dated as of October 27, 2006 among Residential  Asset Securities  Corporation, as depositor (the "Depositor"),  Residential  Funding Company,  LLC, as master servicer,  and U.S. Bank  National  Association,  as trustee (the  "Trustee").
The Seller hereby  certifies,  represents and warrants to, and covenants with, the Depositor and the Trustee that:

            Neither  the  Seller  nor  anyone  acting  on its  behalf  has (a)
offered,  pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any  Certificate  or any other similar  security to any person in any  manner,  (b) has  solicited  any  offer to buy or to  accept a pledge, disposition  or  other  transfer  of  any  Certificate,  any  interest  in any
Certificate or any other similar  security from any person in any manner,  (c)
has otherwise  approached or negotiated with respect to any  Certificate,  any interest in any  Certificate or any other similar  security with any person in any  manner,  (d) has  made any  general  solicitation  by  means  of  general advertising  or in any other manner,  or (e) has taken any other action,  that
(as to any of (a) through (e) above) would  constitute a  distribution  of the
Certificates  under the Securities Act of 1933 (the "Act"),  that would render the  disposition of any Certificate a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification pursuant  thereto.  The  Seller  will not act,  in any manner set forth in the foregoing  sentence  with respect to any  Certificate.  The Seller has not and will  not  sell or  otherwise  transfer  any of the  Certificates,  except  in compliance with the provisions of the Pooling and Servicing Agreement.

                                          Very truly yours,

                                          ____________________________________
                                          (Purchaser)

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

                                                                     EXHIBIT K

                  TEXT OF AMENDMENT TO POOLING AND SERVICING
                 AGREEMENT PURSUANT TO SECTION 11.01(e) FOR A
                               LIMITED GUARANTY

                                 ARTICLE XIII

           Subordinate Certificate Loss Coverage; Limited Guaranty

      Section  13.01.   Subordinate   Certificate  Loss  Coverage;   Limited
Guaranty.  (a)  Subject to  subsection  (c)  below,  prior to the later of the
third   Business  Day  prior  to  each   Distribution   Date  or  the  related
Determination  Date,  the Master  Servicer shall  determine  whether it or any
Subservicer will be entitled to any reimbursement  pursuant to Section 3.10 on such Distribution Date for Advances or Subservicer  Advances  previously made,
(which  will not be  Advances  or  Subservicer  Advances  that  were made with respect to  delinquencies  which  were  subsequently  determined  to be Excess
Special  Hazard  Losses,  Excess Fraud  Losses,  Excess  Bankruptcy  Losses or
Extraordinary  Losses) and, if so, the Master  Servicer  shall demand  payment from  Residential  Funding of an amount equal to the amount of any Advances or
Subservicer  Advances  reimbursed pursuant to Section 3.10, to the extent such
Advances or  Subservicer  Advances have not been included in the amount of the
Realized Loss in the related  Mortgage Loan, and shall  distribute the same to the Class SB  Certificateholders  in the same manner as if such amount were to be distributed pursuant to Section 4.02.

            (b)   Subject to subsection  (c) below,  prior to the later of the
third   Business  Day  prior  to  each   Distribution   Date  or  the  related
Determination  Date, the Master Servicer shall determine  whether any Realized
Losses (other than Excess  Special Hazard Losses,  Excess  Bankruptcy  Losses,
Excess  Fraud  Losses  and  Extraordinary  Losses)  will be  allocated  to the
Class SB  Certificates  on such  Distribution  Date  pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential  Funding of the  amount  of such  Realized  Loss and shall  distribute  the same to the
Class SB  Certificateholders  in the same  manner as if such amount were to be distributed  pursuant to Section 4.02; provided,  however,  that the amount of such demand in respect of any  Distribution  Date shall in no event be greater than the sum of  (i) the  additional  amount of Accrued  Certificate  Interest that  would  have  been  paid  for  the  Class SB  Certificateholders  on such
Distribution  Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate  Principal Balances of the Class SB
Certificates  on such  Distribution  Date due to such Realized Loss or Losses.
Notwithstanding  such payment,  such  Realized  Losses shall be deemed to have been borne by the  Certificateholders  for  purposes of Section  4.05.  Excess
Special  Hazard  Losses,  Excess Fraud Losses,  Excess  Bankruptcy  Losses and
Extraordinary  Losses  allocated  to the  Class SB  Certificates  will  not be covered by the Subordinate Certificate Loss Obligation.

            (c)   Demands for payments  pursuant to this Section shall be made prior to the later of the third Business Day prior to each  Distribution  Date or the related  Determination  Date by the Master Servicer with written notice thereof to the Trustee.  The maximum amount that Residential  Funding shall be required  to pay  pursuant  to this  Section  on any  Distribution  Date  (the
"Amount  Available")  shall be equal to the lesser of (X)  ________  minus the sum of (i) all previous  payments  made under  subsections  (a) and (b) hereof and (ii) all draws under the Limited  Guaranty  made in lieu of such  payments as described below in subsection (d) and (Y) the then outstanding  Certificate
Principal Balances of the Class SB  Certificates,  or such lower amount as may be established pursuant to Section 13.02.  Residential  Funding's  obligations as  described  in this  Section  are  referred  to herein as the  "Subordinate
Certificate Loss Obligation."

            (d)   The Trustee will promptly  notify GMAC LLC of any failure of
Residential  Funding to make any payments  hereunder and shall demand  payment pursuant to the limited  guaranty (the "Limited  Guaranty"),  executed by GMAC
LLC, of  Residential  Funding's  obligation to make payments  pursuant to this
Section,  in an amount  equal to the  lesser of (i) the Amount  Available  and
(ii) such required  payments,  by delivering to GMAC LLC a written  demand for payment by wire transfer,  not later than the second Business Day prior to the
Distribution Date for such month, with a copy to the Master Servicer.

            (e)   All payments made by  Residential  Funding  pursuant to this
Section  or  amounts  paid  under  the  Limited  Guaranty  shall be  deposited directly in the Certificate  Account,  for  distribution  on the  Distribution
Date for such month to the Class SB Certificateholders.

            (f)   The   Depositor   shall  have  the   option,   in  its  sole
discretion,  to substitute  for either or both of the Limited  Guaranty or the
Subordinate  Certificate Loss Obligation  another  instrument in the form of a corporate guaranty,  an irrevocable letter of credit, a surety bond, insurance policy  or  similar  instrument  or a  reserve  fund;  provided  that  (i) the
Depositor  obtains  (subject to the  provisions of Section  10.01(f) as if the
Depositor was  substituted  for the Master Servicer solely for the purposes of such  provision)  an  Opinion  of  Counsel  (which  need not be an  opinion of independent  counsel) to the effect that obtaining such  substitute  corporate guaranty,  irrevocable  letter of credit,  surety  bond,  insurance  policy or similar  instrument  or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund,  including  without  limitation,  any federal tax imposed on "prohibited  transactions"  under Section  860(F)(a)(1)  of the
Code or on "contributions  after the startup date" under Section  860(G)(d)(1)
of the Code or (b) the Trust  Fund to fail to  qualify  as a REMIC at any time that any Certificate is outstanding,  and (ii) no such  substitution  shall be made unless (A) the  substitute  Limited  Guaranty or Subordinate  Certificate
Loss  Obligation  is for an  initial  amount  not less  than the then  current
Amount  Available and contains  provisions  that are in all material  respects equivalent to the original  Limited  Guaranty or Subordinate  Certificate Loss
Obligation  (including  that no portion of the fees,  reimbursements  or other obligations  under  any such  instrument  will be borne  by the  Trust  Fund),
(B) the long term debt  obligations of any obligor of any  substitute  Limited
Guaranty or Subordinate  Certificate  Loss Obligation (if not supported by the
Limited  Guaranty) shall be rated at least the lesser of (a) the rating of the long  term  debt  obligations  of GMAC LLC as of the date of  issuance  of the
Limited  Guaranty and (b) the rating of the long term debt obligations of GMAC
LLC at the date of such  substitution  and (C) if the  Class  SB  Certificates have been rated, the Depositor  obtains written  confirmation from each Rating
Agency that rated the Class SB  Certificates  at the request of the  Depositor
that  such   substitution   shall  not  lower  the  rating  on  the   Class SB
Certificates  below the lesser of (a) the then-current  rating assigned to the
Class SB  Certificates  by such  Rating  Agency  and (b) the  original  rating assigned to the Class SB  Certificates by such Rating Agency.  Any replacement of the Limited Guaranty or Subordinate  Certificate  Loss Obligation  pursuant to this Section shall be  accompanied  by a written  Opinion of Counsel to the substitute  guarantor  or obligor,  addressed  to the Master  Servicer and the
Trustee,  that  such  substitute  instrument  constitutes  a legal,  valid and binding  obligation of the  substitute  guarantor or obligor,  enforceable  in accordance  with its terms,  and  concerning  such other matters as the Master
Servicer and the Trustee  shall  reasonably  request.  Neither the  Depositor, the Master  Servicer nor the Trustee shall be obligated to  substitute  for or replace the Limited Guaranty or Subordinate  Certificate Loss Obligation under any circumstance.

            Section  13.02.  Amendments  Relating  to  the  Limited  Guaranty.
Notwithstanding  Sections  11.01 or 13.01:  (i) the provisions of this Article
XIII may be  amended,  superseded  or deleted,  (ii) the  Limited  Guaranty or
Subordinate  Certificate Loss Obligation may be amended,  reduced or canceled, and  (iii)  any  other  provision  of  this  Agreement  which  is  related  or incidental  to the matters  described  in this  Article XIII may be amended in any manner;  in each case by written  instrument  executed or  consented to by the  Depositor  and  Residential  Funding  but  without  the  consent  of  any
Certificateholder  and  without  the  consent  of the Master  Servicer  or the
Trustee being required  unless any such amendment  would impose any additional obligation  on, or otherwise  adversely  affect the  interests  of, the Master
Servicer or the Trustee,  as  applicable;  provided that the  Depositor  shall also  obtain  a letter  from  each  Rating  Agency  that  rated  the  Class SB
Certificates  at  the  request  of  the  Depositor  to the  effect  that  such amendment,  reduction,  deletion or cancellation  will not lower the rating on the  Class SB  Certificates  below the lesser of (a) the  then-current  rating assigned  to the  Class SB  Certificates  by such  Rating  Agency  and (b) the original rating  assigned to the Class SB  Certificates by such Rating Agency, unless  (A) the  Holder of 100% of the Class SB  Certificates  is  Residential
Funding  or an  Affiliate  of  Residential  Funding,  or  (B) such  amendment, reduction,  deletion  or  cancellation  is made  in  accordance  with  Section
11.01(e)  and,  provided  further that the Depositor  obtains  (subject to the provisions of Section  10.01(f) as if the Depositor  was  substituted  for the
Master Servicer solely for the purposes of such  provision),  in the case of a material  amendment  or  supersession  (but not a reduction,  cancellation  or
deletion  of  the  Limited  Guaranty  or  the  Subordinate   Certificate  Loss
Obligation),  an  Opinion  of  Counsel  (which  need  not  be  an  opinion  of independent  counsel) to the effect that any such  amendment  or  supersession will not cause  either (a) any  federal  tax to be imposed on the Trust  Fund,
including  without   limitation,   any  federal  tax  imposed  on  "prohibited
transactions" under Section 860F(a)(1) of the Code or on "contributions  after the startup date" under  Section  860G(d)(1) of the Code or (b) the Trust Fund to  fail  to  qualify  as  a  REMIC  at  any  time  that  any  Certificate  is outstanding.  A copy of any such  instrument  shall be provided to the Trustee and the  Master  Servicer  together  with an  Opinion  of  Counsel  that  such amendment complies with this Section 13.02.

                                                                     EXHIBIT L

                           FORM OF LIMITED GUARANTY
                   RESIDENTIAL ASSET SECURITIES CORPORATION

         Home Equity Mortgage Asset-Backed Pass-Through Certificates
                               Series 2006-KS9

                                                              __________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS9

Ladies and Gentlemen:

            WHEREAS,  Residential  Funding  Company,  LLC, a Delaware  limited
liability   company   ("Residential   Funding"),   an  indirect   wholly-owned
subsidiary of GMAC LLC, a Delaware limited liability  company ("GMAC"),  plans to incur certain  obligations as described  under Section 12.01 of the Pooling and  Servicing  Agreement  dated  as  of  October  27,  2006  (the  "Servicing
Agreement"),    among   Residential   Asset   Securities    Corporation   (the
"Depositor"),  Residential  Funding and U.S.  Bank National  Association  (the
"Trustee")  as amended by  Amendment  No. ___  thereto,  dated as of ________,
with   respect  to  the  Home  Equity   Mortgage   Asset-Backed   Pass-Through
Certificates, Series 2006-KS9 (the "Certificates"); and

            WHEREAS,  pursuant to Section  12.01 of the  Servicing  Agreement,
Residential  Funding  agrees to make  payments to the Holders of the  Class SB
Certificates  with  respect  to  certain  losses  on  the  Mortgage  Loans  as described in the Servicing Agreement; and

            WHEREAS,  GMAC desires to provide certain  assurances with respect to  the  ability  of  Residential  Funding  to  secure  sufficient  funds  and faithfully to perform its Subordinate Certificate Loss Obligation;

            NOW THEREFORE,  in  consideration of the premises herein contained and certain  other good and  valuable  consideration,  the receipt of which is hereby acknowledged, GMAC agrees as follows:

2.    Provision  of Funds.  (a) GMAC agrees to  contribute  and deposit in the
Certificate  Account on behalf of Residential Funding (or otherwise provide to
Residential  Funding,  or  to  cause  to  be  made  available  to  Residential
Funding),  either  directly or through a subsidiary,  in any case prior to the related  Distribution  Date,  such moneys as may be  required  by  Residential
Funding to perform its  Subordinate  Certificate  Loss  Obligation when and as the  same  arises  from  time  to time  upon  the  demand  of the  Trustee  in accordance with Section 12.01 of the Servicing Agreement.

            (b)   The agreement  set forth in the  preceding  clause (a) shall be absolute,  irrevocable and  unconditional  and shall not be affected by the transfer  by GMAC  or any  other  person  of all or any  part of its or  their interest in Residential  Funding, by any insolvency,  bankruptcy,  dissolution or other proceeding affecting  Residential Funding or any other person, by any defense or right of  counterclaim,  set-off or  recoupment  that GMAC may have against  Residential  Funding  or any other  person  or by any  other  fact or circumstance.  Notwithstanding the foregoing,  GMAC's obligations under clause
(a) shall  terminate  upon the earlier of  (x) substitution  for this  Limited
Guaranty pursuant to Section 12.01(f) of the Servicing  Agreement,  or (y) the
termination of the Trust Fund pursuant to the Servicing Agreement.

3.    Waiver.  GMAC  hereby  waives  any  failure  or  delay  on the  part  of
Residential  Funding,  the  Trustee  or  any  other  person  in  asserting  or enforcing  any  rights  or in making  any  claims or  demands  hereunder.  Any defective or partial  exercise of any such rights shall not preclude any other or further  exercise  of that or any other such  right.  GMAC  further  waives demand, presentment,  notice of default, protest, notice of acceptance and any other  notices  with  respect to this  Limited  Guaranty,  including,  without limitation,  those of action or non-action on the part of Residential  Funding or the Trustee.

4.    Modification,  Amendment and  Termination.  This Limited Guaranty may be
modified,  amended or terminated only by the written agreement of GMAC and the
Trustee and only if such  modification,  amendment or termination is permitted under  Section  12.02 of the  Servicing  Agreement.  The  obligations  of GMAC under this  Limited  Guaranty  shall  continue and remain in effect so long as the  Servicing  Agreement  is not  modified  or  amended in any way that might affect the obligations of GMAC under this Limited  Guaranty  without the prior written consent of GMAC.

5.    Successor.   Except  as  otherwise   expressly   provided  herein,   the
guarantee  herein  set forth  shall be  binding  upon GMAC and its  respective successors.

6.    Governing  Law. This Limited  Guaranty  shall be governed by the laws of the State of New York.

7.    Authorization  and  Reliance.  GMAC  understands  that  a copy  of  this
Limited  Guaranty  shall be  delivered to the Trustee in  connection  with the execution  of  Amendment  No. __ to the  Servicing  Agreement  and GMAC hereby authorizes  the  Depositor  and  the  Trustee  to rely  on the  covenants  and agreements set forth herein.

8.    Definitions.  Capitalized  terms used but not otherwise  defined  herein shall have the meaning given them in the Servicing Agreement.

9.    Counterparts.  This  Limited  Guaranty  may be executed in any number of counterparts,  each of  which  shall  be  deemed  to be an  original  and such counterparts shall constitute but one and the same instrument.

            IN WITNESS  WHEREOF,  GMAC has caused this Limited  Guaranty to be executed and delivered by its respective  officers  thereunto duly  authorized as of the day and year first above written.

                                          GENERAL MOTORS ACCEPTANCE
                                          CORPORATION

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

Acknowledged by:

U.S. BANK NATIONAL ASSOCIATION,
  as Trustee

By:_________________________________
Name:_______________________________
Title:______________________________

RESIDENTIAL ASSET SECURITIES
CORPORATION

By:_________________________________
Name:_______________________________
Title:______________________________

                                                                     EXHIBIT M

         FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                              __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention:  Structured Finance/RASC Series 2006-KS9

      Re:   Home Equity Mortgage Asset-Backed Pass-Through Certificates,
            Series 2006-KS9 Assignment of Mortgage Loan

Ladies and Gentlemen:

      This letter is delivered to you in  connection  with the  assignment  by
U.S Bank National Association (the "Trustee") to _______________________  (the
"Lender")  of  _______________  (the  "Mortgage  Loan")  pursuant  to  Section
3.13(d) of the Pooling and  Servicing  Agreement  (the  "Pooling and Servicing
Agreement"),  dated as of October 27, 2006 among  Residential Asset Securities
Corporation,  as depositor (the  "Depositor"),  Residential  Funding  Company,
LLC,  as master  servicer,  and the  Trustee.  All terms  used  herein and not otherwise  defined  shall  have the  meanings  set  forth in the  Pooling  and
Servicing  Agreement.  The Lender hereby  certifies,  represents  and warrants to, and covenants with, the Master Servicer and the Trustee that:

(ii)  the  Mortgage  Loan  is  secured  by  Mortgaged  Property  located  in a jurisdiction  in which an  assignment in lieu of  satisfaction  is required to preserve  lien  priority,  minimize  or  avoid  mortgage  recording  taxes  or otherwise  comply with, or facilitate a  refinancing  under,  the laws of such jurisdiction;

(iii) the  substance  of  the   assignment  is,  and  is  intended  to  be,  a
refinancing  of such Mortgage Loan and the form of the  transaction  is solely to comply with, or facilitate the transaction under, such local laws;

(iv)  the Mortgage Loan following the proposed  assignment will be modified to have a rate of  interest  at least  0.25  percent  below or above  the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(v)   such  assignment  is at the  request of the  borrower  under the related
Mortgage Loan.

                                          Very truly yours,

                                          ____________________________________
                                          (Lender)

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________

                                                                     EXHIBIT N

                 FORM OF RULE 144A INVESTMENT REPRESENTATION

           Description of Rule 144A Securities, including numbers:
               _______________________________________________
               _______________________________________________
               _______________________________________________
               _______________________________________________

            The  undersigned  seller,  as  registered  holder (the  "Seller"),
intends  to  transfer  the  Rule  144A  Securities   described  above  to  the
undersigned buyer (the "Buyer").

1.    In connection  with such transfer and in accordance  with the agreements pursuant to which the Rule 144A  Securities  were  issued,  the Seller  hereby certifies  the  following  facts:  Neither the Seller nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise disposed of the
Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security  to, or  solicited  any  offer to buy or accept a  transfer, pledge or other  disposition of the Rule 144A Securities,  any interest in the
Rule  144A  Securities  or any  other  similar  security  from,  or  otherwise approached  or  negotiated  with  respect  to the Rule  144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security with, any person in any  manner,  or made any general  solicitation  by means of general advertising  or in any other  manner,  or taken any other  action,  that would constitute a  distribution  of the Rule 144A  Securities  under the Securities
Act  of  1933,  as  amended  (the  "1933  Act"),  or  that  would  render  the disposition  of the Rule 144A  Securities a violation of Section 5 of the 1933
Act or  require  registration  pursuant  thereto,  and that the Seller has not offered  the Rule  144A  Securities  to any  person  other  than the  Buyer or another  "qualified  institutional  buyer" as  defined  in Rule 144A under the
1933 Act.

2.    The  Buyer,  pursuant  to  Section  5.02 of the  Pooling  and  Servicing
Agreement (the  "Agreement"),  dated as of October 27, 2006 among  Residential
Funding Company, LLC, as master servicer (the "Master Servicer"),  Residential
Asset Securities  Corporation,  as depositor (the "Depositor"),  and U.S. Bank
National  Association,  as trustee (the "Trustee") warrants and represents to, and  covenants  with,  the  Seller,  the  Trustee  and the Master  Servicer as
follows:

a.    The  Buyer  understands  that the  Rule  144A  Securities  have not been registered under the 1933 Act or the securities laws of any state.

b.    The Buyer considers  itself a substantial,  sophisticated  institutional investor  having such knowledge and experience in financial and business matters  that it is  capable  of  evaluating  the  merits  and  risks of investment in the Rule 144A Securities.

c.    The Buyer has been  furnished  with all  information  regarding the Rule
      144A  Securities  that it has requested from the Seller,  the Trustee or the Servicer.

d.    Neither  the  Buyer  nor  anyone  acting  on  its  behalf  has  offered, transferred,  pledged,  sold or  otherwise  disposed  of the  Rule  144A
      Securities,  any  interest  in the Rule  144A  Securities  or any  other similar  security  to,  or  solicited  any  offer  to  buy or  accept  a transfer,  pledge or other disposition of the Rule 144A Securities,  any interest  in the Rule  144A  Securities  or any other  similar  security from, or otherwise  approached  or  negotiated  with respect to the Rule
      144A  Securities,  any interest in the Rule 144A Securities or any other similar  security  with,  any person in any manner,  or made any general solicitation by means of general  advertising or in any other manner, or taken any other  action,  that would  constitute a  distribution  of the
      Rule  144A  Securities  under  the 1933  Act or that  would  render  the disposition of the Rule 144A  Securities a violation of Section 5 of the
      1933 Act or require registration  pursuant thereto, nor will it act, nor has it  authorized  or will it  authorize  any  person  to act,  in such manner with respect to the Rule 144A Securities.

e.    The Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A  under the 1933 Act and has  completed  either of the forms of  certification  to that  effect  attached  hereto as Annex I or Annex
      II.  The Buyer is aware  that the sale to it is being  made in  reliance on Rule 144A.  The Buyer is acquiring the Rule 144A  Securities  for its own account or the  accounts of other  qualified  institutional  buyers, understands  that such Rule 144A  Securities  may be resold,  pledged or transferred only (i) to a person  reasonably  believed to be a qualified institutional  buyer  that  purchases  for  its own  account  or for the account of a qualified  institutional buyer to whom notice is given that the  resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from  registration  under the 1933
      Act.

3.    The Buyer of Class SB Certificates or Class R Certificates:

a.    is not an employee benefit plan or other plan or arrangement  subject to the  prohibited  transaction  provisions of ERISA or Section 4975 of the
      Code,  or any person  (including  an  insurance  company  investing  its general account,  an investment  manager, a named fiduciary or a trustee of any such plan) who is using "plan  assets" of any such plan to effect such acquisition; or

b.    has provided the Trustee,  the  Depositor  and the Master  Servicer with
      the  Opinion  of  Counsel   described  in  Section   5.02(e)(i)  of  the
      Agreement,  which  shall  be  acceptable  to and in form  and  substance satisfactory to the Trustee,  the Depositor,  and the Master Servicer to
      the  effect  that  the  purchase  or  holding  of  this  Certificate  is permissible  under  applicable law, will not constitute or result in any nonexempt  prohibited  transaction under Section 406 of ERISA or Section
      4975  of  the  Code  (or   comparable   provisions  of  any   subsequent
      enactments),  and will not subject the Trustee,  the  Depositor,  or the
      Master  Servicer to any obligation or liability  (including  obligations or  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the  Agreement,  which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

4.    This  document  may be executed in one or more  counterparts  and by the different  parties  hereto on separate  counterparts,  each of which,  when so executed,  shall be deemed to be an  original;  such  counterparts,  together, shall constitute one and the same document.

      IN WITNESS  WHEREOF,  each of the parties has executed  this document as of the date set forth below.

______________________________           ______________________________
Print Name of Seller                     Print Name of Purchaser

By:___________________________________   By: ___________________________________
   Name:                                     Name:
   Title:                                    Title:

Taxpayer Identification:                 Taxpayer Identification:

No.___________________________________   No.____________________________________

Date:_________________________________   Date:__________________________________

                                                          ANNEX I TO EXHIBIT N

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Buyers Other Than Registered Investment Companies]

      The undersigned  hereby certifies as follows in connection with the Rule
144A Investment Representation to which this Certification is attached:

1.    As indicated  below,  the undersigned is the President,  Chief Financial
Officer, Senior Vice President or other executive officer of the Buyer.

2.    In  connection  with  purchases by the Buyer,  the Buyer is a "qualified institutional  buyer"  as  that  term  is  defined  in  Rule  144A  under  the
Securities  Act of 1933  ("Rule  144A")  because  (i) the Buyer  owned  and/or invested  on  a  discretionary  basis  $______________________  in  securities
(except for the  excluded  securities  referred to below) as of the end of the
Buyer's most recent  fiscal year (such amount being  calculated  in accordance with Rule 144A) and (ii) the Buyer  satisfies  the  criteria  in the  category marked below.

      ___   Corporation,  etc. The Buyer is a corporation  (other than a bank,
            savings   and   loan   association   or   similar    institution),
            Massachusetts   or  similar   business  trust,   partnership,   or
            charitable  organization  described  in Section  501(c)(3)  of the
            Internal Revenue Code.

      ___   Bank.  The Buyer (a) is a  national  bank or  banking  institution organized  under the laws of any State,  territory or the District of Columbia,  the business of which is  substantially  confined to banking  and is  supervised  by the State or  territorial  banking commission or similar  official or is a foreign bank or equivalent institution,  and  (b)  has  an  audited  net  worth  of at  least
            $25,000,000  as  demonstrated  in  its  latest  annual   financial
            statements, a copy of which is attached hereto.

      ___   Savings   and  Loan.   The  Buyer  (a)  is  a  savings   and  loan
            association,  building  and loan  association,  cooperative  bank, homestead association or similar institution,  which is supervised and examined by a State or Federal  authority  having  supervision over  any  such  institutions  or is a  foreign  savings  and loan association or equivalent  institution  and (b) has an audited net worth  of at  least  $25,000,000  as  demonstrated  in its  latest annual financial statements.

      ___   Broker-Dealer.  The  Buyer  is a  dealer  registered  pursuant  to
            Section 15 of the Securities Exchange Act of 1934.

      ___   Insurance  Company.  The  Buyer  is  an  insurance  company  whose primary  and  predominant  business  activity  is the  writing  of insurance or the  reinsuring  of risks  underwritten  by insurance companies  and which is subject to  supervision  by the  insurance commissioner  or a  similar  official  or  agency  of a  State  or territory or the District of Columbia.

      ___   State  or  Local  Plan.  The  Buyer  is  a  plan  established  and maintained by a State, its political  subdivisions,  or any agency or  instrumentality  of the State or its  political  subdivisions, for the benefit of its employees.

      ___   ERISA  Plan.  The Buyer is an  employee  benefit  plan  within the meaning of Title I of the Employee  Retirement Income Security Act
            of 1974, as amended ("ERISA").

      ___   Investment   Adviser.   The   Buyer  is  an   investment   adviser
            registered under the Investment Advisers Act of 1940.

      ___   SBIC. The Buyer is a Small Business  Investment  Company  licensed by the U.S. Small Business  Administration under Section 301(c) or
            (d) of the Small Business Investment Act of 1958.

      ___   Business   Development   Company.   The   Buyer   is  a   business
            development  company  as  defined  in  Section  202(a)(22)  of the
            Investment Advisers Act of 1940.

      ___   Trust Fund.  The Buyer is a trust fund whose  trustee is a bank or trust company and whose  participants  are  exclusively  (a) plans
            established   and   maintained   by   a   State,   its   political
            subdivisions,  or any  agency or  instrumentality  of the State or its political  subdivisions,  for the benefit of its employees, or
            (b)  employee  benefit  plans within the meaning of Title I of the
            Employee  Retirement  Income  Security  Act of 1974,  but is not a
            trust fund that  includes as  participants  individual  retirement accounts or H.R. 10 plans.

3.    The term  "securities" as used herein does not include (i) securities of issuers that are affiliated  with the Buyer,  (ii) securities that are part of an  unsold  allotment  to or  subscription  by the  Buyer,  if the  Buyer is a dealer,  (iii) bank  deposit  notes and  certificates  of  deposit,  (iv) loan participations,  (v) repurchase agreements,  (vi) securities owned but subject to a repurchase  agreement  and (vii)  currency,  interest  rate and commodity swaps.

4.    For purposes of  determining  the aggregate  amount of securities  owned and/or  invested  on a  discretionary  basis by the Buyer,  the Buyer used the cost  of  such  securities  to  the  Buyer  and  did  not  include  any of the securities  referred to in the preceding  paragraph.  Further,  in determining such  aggregate  amount,  the  Buyer  may have  included  securities  owned by subsidiaries  of the Buyer,  but only if such  subsidiaries  are  consolidated with  the  Buyer in its  financial  statements  prepared  in  accordance  with generally  accepted  accounting  principles  and if the  investments  of  such
subsidiaries  are  managed  under  the  Buyer's   direction.   However,   such
securities  were not included if the Buyer is a  majority-owned,  consolidated subsidiary  of  another  enterprise  and the Buyer is not  itself a  reporting company under the Securities Exchange Act of 1934.

5.    The  Buyer   acknowledges  that  it  is  familiar  with  Rule  144A  and
understands   that  the  seller  to  it  and  other  parties  related  to  the
Certificates  are relying and will  continue  to rely on the  statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____       ___      Will the Buyer be purchasing the Rule 144A
Yes        No       Securities for the Buyer's own account?
6.    If the answer to the foregoing  question is "no", the Buyer agrees that, in  connection  with any  purchase  of  securities  sold to the  Buyer for the account of a third party (including any separate  account) in reliance on Rule
144A,  the Buyer will only  purchase  for the account of a third party that at the time is a  "qualified  institutional  buyer"  within  the  meaning of Rule
144A.  In  addition,  the  Buyer  agrees  that the  Buyer  will  not  purchase securities  for a  third  party  unless  the  Buyer  has  obtained  a  current representation  letter from such third party or taken other  appropriate steps contemplated  by Rule 144A to  conclude  that such third  party  independently meets the  definition  of  "qualified  institutional  buyer" set forth in Rule
144A.

7.    The Buyer will notify  each of the  parties to which this  certification is made of any changes in the information and conclusions  herein.  Until such notice is given,  the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                    __________________________________________
                                    Print Name of Buyer

                                    By:   ____________________________________
                                          Name:
                                          Title:

                                    Date: ____________________________________

                                                         ANNEX II TO EXHIBIT N

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers That Are Registered Investment Companies]

      The undersigned  hereby certifies as follows in connection with the Rule
144A Investment Representation to which this Certification is attached:

8.    As indicated  below,  the undersigned is the President,  Chief Financial
Officer  or  Senior  Vice  President  of  the  Buyer  or,  if the  Buyer  is a
"qualified  institutional  buyer" as that term is  defined  in Rule 144A under the  Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of
Investment Companies (as defined below), is such an officer of the Adviser.

9.    In  connection  with  purchases  by  Buyer,  the  Buyer is a  "qualified institutional  buyer" as defined in SEC Rule 144A  because (i) the Buyer is an investment  company  registered under the Investment  Company Act of 1940, and
(ii) as marked  below,  the Buyer alone,  or the Buyer's  Family of Investment
Companies,  owned at least $100,000,000 in securities (other than the excluded securities  referred to below) as of the end of the Buyer's most recent fiscal year.  For  purposes  of  determining  the amount of  securities  owned by the
Buyer  or the  Buyer's  Family  of  Investment  Companies,  the  cost  of such securities was used.

      ____  The Buyer owned  $___________________  in  securities  (other than the  excluded  securities  referred to below) as of the end of the
            Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A).

      ____  The Buyer is part of a Family of Investment  Companies which owned in the aggregate  $______________  in  securities  (other than the excluded  securities  referred  to  below)  as of  the  end of the
            Buyer's most recent  fiscal year (such amount being  calculated in accordance with Rule 144A).

10.   The term "Family of  Investment  Companies"  as used herein means two or more  registered  investment  companies (or series thereof) that have the same investment  adviser or investment  advisers that are  affiliated (by virtue of
being  majority  owned   subsidiaries  of  the  same  parent  or  because  one
investment adviser is a majority owned subsidiary of the other).

11.   The term  "securities" as used herein does not include (i) securities of issuers that are  affiliated  with the Buyer or are part of the Buyer's Family of Investment Companies,  (ii) bank deposit notes and certificates of deposit,
(iii) loan participations,  (iv) repurchase  agreements,  (v) securities owned but subject to a repurchase  agreement  and (vi)  currency,  interest rate and commodity swaps.

12.   The Buyer is familiar  with Rule 144A and  understands  that each of the parties to which this  certification  is made are relying and will continue to rely on the  statements  made  herein  because  one or more sales to the Buyer will be in reliance on Rule 144A.  In addition,  the Buyer will only  purchase for the Buyer's own account.

13.   The  undersigned   will  notify  each  of  the  parties  to  which  this
certification  is made  of any  changes  in the  information  and  conclusions herein.  Until such notice,  the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this  certification by the undersigned as of the date of such purchase.

                                    __________________________________________
                                    Print Name of Buyer

                                    By:   ____________________________________
                                          Name:
                                          Title:

                                    IF AN ADVISER:

                                    Print Name of Buyer

                                    Date: ____________________________________

                                  EXHIBIT O

                                SWAP AGREEMENT

                       [FILED HEREWITH AS EXHIBIT 10.3]

                                                                     EXHIBIT P

                     FORM OF ERISA REPRESENTATION LETTER

                                                              __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attention: Structured Finance/RASC Series 2006-KS9

Residential Funding Company, LLC
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
Attention: Residential Asset Securities Corporation Series 2006-KS9

Re:   Home Equity Mortgage Asset-Backed Pass-Through
      Certificates,
      Series 2006-KS9, Class [__]

Ladies and Gentlemen:

      [____________________________________]   (the  "Purchaser")  intends  to
purchase from  [______________________________] (the "Seller") $[____________]
Initial  Certificate  Principal  Balance of Home Equity Mortgage  Asset-Backed
Pass-Through Certificates,  Series 2006-KS9,  Class ____ (the "Certificates"),
issued  pursuant to the Pooling and  Servicing  Agreement  (the  "Pooling  and
Servicing  Agreement"),  dated as of October 27, 2006 among  Residential Asset
Securities  Corporation,  as  the  depositor  (the  "Depositor"),  Residential
Funding  Company,  LLC, as master  servicer (the "Master  Servicer")  and U.S.
Bank National Association,  as trustee (the "Trustee").  All terms used herein and not  otherwise  defined  shall have the  meanings set forth in the Pooling and  Servicing  Agreement.  The Purchaser  hereby  certifies,  represents  and warrants to, and covenants  with,  the  Depositor,  the Trustee and the Master
Servicer that:

      (a) The  Purchaser  is not an  employee  benefit  plan or other  plan or arrangement subject to  the prohibited  transaction provisions of the Employee
Retirement Income Security Act of   1974,  as  amended  ("ERISA"),  or Section
4975 of the Internal Revenue Code of 1986, as   amended (the  "Code"),  or any
person (including an insurance company investing its  general   account,    an
investment manager, a named fiduciary or a trustee of any such plan)    who
is using "plan  assets" of any such plan to effect such  acquisition  (each of
the   foregoing, a "Plan Investor"); or

      (b) The  Purchaser  has  provided  the Trustee,  the  Depositor  and the
Master Servicer with    the   Opinion   of   Counsel   described   in  Section
5.02(e)(i) of the Agreement, which shall be     acceptable  to and in form and
substance satisfactory to the Trustee, the Depositor and the      Master
Servicer  to the  effect  that the  purchase  or holding  of  Certificates  is
permissible       under  applicable  law, will not constitute or result in any
non-exempt prohibited   transaction  under  Section  406 of ERISA  or  Section
4975 of the Code (or comparable     provisions of any subsequent  enactments),
and will not subject the Trustee, the Depositor       or the  Master  Servicer
to any obligation or liability (including obligations or liabilities    under
ERISA or Section  4975 of the Code) in  addition  to those  undertaken  in the
Pooling     and Servicing Agreement,  which Opinion of Counsel shall not be at
the expense of the      Trustee, the Depositor or the Master Servicer.

      In addition,  the Purchaser  hereby  certifies,  represents and warrants to, and covenants  with,  the Depositor,  the Trustee and the Master  Servicer that the Purchaser  will not transfer such  Certificates  to any Plan Investor or person  unless such Plan  Investor  or person  meets the  requirements  set forth in either (a) or (b) above.

      .

                                    Very truly yours,

                                    _______________________________________
                                    (Purchaser)

                                    By: ____________________________________
                                    Name: __________________________________
                                    Title: ___________________________________

                                                                     EXHIBIT Q

                         FORM OF SB-AM SWAP AGREEMENT

DATE:                        October 27, 2006
TO:                          U.S. Bank National Association, not in its
                             individual capacity but solely as trustee
                             for the benefit of RASC Series 2006-KS9
                             Trust, acting on behalf of the Class A
                             Certificateholders and Class M
                             Certificateholders under the Pooling and
                             Servicing Agreement identified below ("PARTY
                             A")

ATTENTION:                   RASC Series 2006-KS9

FROM:                        U.S. Bank National Association, not in its
                             individual capacity but solely as trustee
                             for the benefit of RASC Series 2006-KS9
                             Trust, acting on behalf of the Class SB
                             Certificateholders under the Pooling and
                             Servicing Agreement identified below ("PARTY
                             B")

SUBJECT:                     Payment Swap Confirmation and Agreement
REFERENCE NUMBER
The  purpose of this  letter  agreement  (the  "Agreement")  is to confirm the terms  and  conditions  of the  Transaction  entered  into on the  Trade  Date specified  below  (the  "Transaction")  between  Party  A and  Party  B.  This
Agreement,  which evidences a complete and binding  agreement  between you and us to enter into the  Transaction on the terms set forth below,  constitutes a
"Confirmation"  as referred to in the ISDA Form Master  Agreement  (as defined below),  as well as a  "Schedule"  as  referred  to in the  ISDA  Form  Master
Agreement.

o     This Agreement is subject to and  incorporates the 2000 ISDA Definitions
(the  "Definitions"),  as published by the International Swaps and Derivatives
Association,  Inc.  ("ISDA").  You and we  have  agreed  to  enter  into  this
Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master  Agreement
(Multicurrency-Cross  Border)  form (the "ISDA Form  Master  Agreement")  but, rather,  an ISDA Form Master  Agreement  shall be deemed to have been executed by you and us on the date we  entered  into the  Transaction.  In the event of
any   inconsistency   between  the   provisions  of  this  Agreement  and  the
Definitions or the ISDA Form Master  Agreement,  this Agreement  shall prevail for purposes of the Transaction.  Terms used and not otherwise defined herein, in the ISDA Form Master  Agreement or the Definitions  shall have the meanings assigned to them in the Pooling and Servicing  Agreement,  dated as of October
27, 2006,  among  Residential  Asset  Securities  Corporation,  as  depositor,
Residential Funding Company,  LLC, as master servicer,  and U.S. Bank National
Association,  as  trustee  (the  "Pooling  and  Servicing  Agreement").   Each
reference  to a  "Section"  or to a  "Section"  "of  this  Agreement"  will be construed  as  a  reference  to  a  Section  of  the  1992  ISDA  Form  Master
Agreement.  Each  capitalized  term used herein that is not defined  herein or in the 1992 ISDA Form Master  Agreement  shall have the meaning defined in the
Pooling  and  Servicing  Agreement.  Notwithstanding  anything  herein  to the contrary,  should any provision of this Agreement  conflict with any provision of the Pooling  and  Servicing  Agreement,  the  provision  of the Pooling and
Servicing Agreement shall apply.

o     The  terms of the  particular  Transaction  to which  this  Confirmation relates are as follows:

          Trade Date:
          Effective Date:
          Termination Date:         November 25, 2036 subject to  adjustment in
                                    accordance    with   the    Business    Day
                                    Convention.
          Business Days:            California,  Minnesota,  Texas,  New  York,
                                    Illinois.
          Business Day Convention:  Following.
          PARTY A PAYMENTS:
          Party A Payment Dates:    Each  Distribution  Date under the  Pooling
                                    and Servicing Agreement.
          Party A Payment Amounts:  On each Party A Payment  Date,  the amount, if any,  equal to the  aggregate  amount of
                                    Net  Swap  Payments  and  Swap  Termination
                                    Payments  owed  to  the  Swap  Counterparty
                                    remaining  unpaid after  application of the
                                    sum  of (A)  from  the  Adjusted  Available
                                    Distribution   Amount   that   would   have
                                    remained   had   the   Adjusted   Available
                                    Distribution  Amount  been  applied on such
                                    Distribution     Date    to    make     the
                                    distributions  for such  Distribution  Date
                                    under  Section 4.02(c)  clauses (i) through
                                    (x)   of   the   Pooling   and    Servicing
                                    Agreement,   of  (I)  Accrued   Certificate
                                    Interest  on  the  Class SB   Certificates,
                                    (II) the        amount        of        any
                                    Overcollateralization  Reduction Amount and
                                    (III) for each  Distribution Date after the
                                    Certificate   Principal   Balance  of  each
                                    Class of Class A  Certificates  and Class M
                                    Certificates  has been reduced to zero, the
                                    Overcollateralization   Amount,   (B)  from
                                    prepayment   charges   on  deposit  in  the
                                    Certificate  Amount, any prepayment charges
                                    received on the  Mortgage  Loans during the
                                    related  Prepayment Period and (C) from the
                                    amount  distributable  with  respect to the
                                    REMIC III Regular Interest IO.
          PARTY B PAYMENTS:
          Party B Payment Dates:    Each  Distribution  Date under the  Pooling
                                    and Servicing Agreement
          Party B Payment Amounts:  On each  Party B  Payment  Date,  an amount equal to the  lesser  of (a) the  Available
                                    Distribution   Amount   remaining  on  such
                                    Distribution  Date after the  distributions
                                    on    such    Distribution    Date    under
                                    Section 4.02(c)  clauses (i)  through  (vi)
                                    of the Pooling and Servicing  Agreement and
                                    (b) the   aggregate   unpaid   Basis   Risk
                                    Shortfalls   allocated   to   the   Class A
                                    Certificateholders    and    the    Class M
                                    Certificateholders  for  such  Distribution
                                    Date.

o     Additional   Provisions:   Each  party  hereto  is  hereby  advised  and
acknowledges  that the other party has engaged in (or refrained  from engaging
in)  substantial  financial  transactions  and has  taken (or  refrained  from taking) other material  actions in reliance upon the entry by the parties into the  Transaction  being  entered  into on the terms and  conditions  set forth herein and in the ISDA Form Master Agreement relating to such Transaction,  as applicable.

o     Provisions  Deemed  Incorporated  in a Schedule  to the ISDA Form Master
Agreement:

o     Termination Provisions. For purposes of the ISDA Form Master Agreement:

|X|   "Specified  Entity"  is not  applicable  to  Party A or  Party B for any purpose.

|X|   "Specified  Transaction" is not applicable to Party A or Party B for any purpose,  and,  accordingly,  Section  5(a)(v)  shall not apply to
            Party A or Party B.

|X|   The "Cross  Default"  provisions of Section  5(a)(vi) shall not apply to
            Party A or Party B.

|X|   The "Credit Event Upon Merger"  provisions of Section  5(b)(iv) will not apply to Party A or Party B.

|X|   With  respect  to Party A and  Party B, the  "Bankruptcy"  provision  of
            Section  5(a)(vii)(2)  of the ISDA Form Master  Agreement  will be deleted in its entirety.

|X|   The  "Automatic  Early  Termination"  provision of Section 6(a) will not apply to Party A or to Party B.

|X|   Payments on Early  Termination.  For the purpose of Section  6(e) of the
            ISDA Form Master Agreement:

o     Market Quotation will apply.

o     The Second Method will apply.

|X|   "Termination Currency" means United States Dollars.

|X|   The  provisions of Sections  5(a)(ii),  5(a)(iii) and 5(a)(iv) shall not apply to Party A or Party B.

|X|   Tax Event.  The  provisions  of Section  2(d)(i)(4)  and 2(d)(ii) of the
            ISDA Form Master  Agreement shall not apply to Party A and Party A shall not be required to pay any  additional  amounts  referred to therein.

o     Tax Representations.

|X|   Payer Representations.  For the purpose of Section 3(e) of the ISDA Form
            Master  Agreement,  each of  Party A and  Party  B will  make  the following representations:

                        It is not  required  by any  applicable  law, as
                        modified  by  the   practice  of  any   relevant
                        governmental revenue authority,  of any Relevant
                        Jurisdiction    to   make   any   deduction   or
                        withholding  for or on  account  of any Tax from
                        any payment  (other than interest  under Section
                        2(e),  6(d)(ii)  or 6(e) of the ISDA Form Master
                        Agreement)  to be made by it to the other  party
                        under   this    Agreement.    In   making   this
                        representation, it may rely on:

o     the accuracy of any representations  made by the other party pursuant to
                  Section 3(f) of the ISDA Form Master Agreement;

o     the  satisfaction  of the  agreement  contained  in Sections  4(a)(i) or
                  4(a)(iii)  of  the  ISDA  Form  Master   Agreement  and  the
                  accuracy and  effectiveness of any document  provided by the other party  pursuant to Sections  4(a)(i) or  4(a)(iii)  of the ISDA Form Master Agreement; and

o     the  satisfaction  of the  agreement  of the other  party  contained  in
                  Section  4(d) of the ISDA Form  Master  Agreement,  provided that it shall not be a breach of this  representation  where reliance  is placed on clause  (ii) and the other party does not deliver a form or document  under  Section  4(a)(iii) by reason of  material  prejudice  to its  legal or  commercial position.

|X|   Payee Representations.  For the purpose of Section 3(f) of the ISDA Form
            Master  Agreement,   Party  A  and  Party  B  make  the  following
            representations: None

o     Documents  to be  Delivered.  For the  purpose of  Section  4(a) (i) and
      4(a) (iii):

o     Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED    FORM/DOCUMENT/              DATE BY WHICH TO
TO DELIVER        CERTIFICATE                 BE DELIVERED
DOCUMENT
Party A and       Any documents               Promptly after the earlier of
Party B           required or                 (i) reasonable demand by either
                  reasonably requested        party or (ii) learning that such
                  to allow the other          form or document is required
                  party to make
                  payments under this
                  Agreement without
                  any deduction or
                  withholding for or
                  on the account of
                  any Tax or with such
                  deduction or
                  withholding at a
                  reduced rate

o     Other documents to be delivered are:

PARTY REQUIRED      FORM/DOCUMENT/            DATE BY WHICH    COVERED BY
TO DELIVER          CERTIFICATE               TO BE DELIVERED  SECTION 3(D)
DOCUMENT                                                       REPRESENTATION
Party A and Party B Any documents required    Upon execution   Yes
                    by the receiving party    and delivery of
                    to evidence the           this Agreement
                    authority of the          and such
                    delivering party for it   Confirmation
                    to execute and deliver
                    this Agreement, any
                    Confirmation to which it
                    is a party, and to
                    evidence the authority
                    of the delivering party
                    to perform its
                    obligations under this
                    Agreement and such
                    Confirmation.
Party A and Party B A certificate of an       Upon the         Yes
                    authorized officer of     execution and
                    the party, as to the      delivery of
                    incumbency and authority  this Agreement
                    of the respective         and such
                    officers of the party     Confirmation
                    signing this Agreement

o     Miscellaneous.  Miscellaneous

|X|   Address  for  Notices:  For  the  purposes  of  Section  12(a)  of  this
            Agreement:

                        Address for notices or  communications  to Party
                        A:

      Address:         RASC Series 2006-KS9 Trust
                       c/o U.S. Bank National Association
                       60 Livingston Avenue
                       EP-MN-WS3D
                       St. Paul, MN 55107

      with a copy to:  Residential Funding Company, LLC
                       8400 Normandale Lake Blvd., Suite 600
                       Minneapolis, MN 55437
      Attention:       Andrea Villanueva
      Facsimile:       (952) 979-0867

      (For all purposes)

      Address for notices or communications to Party B:
      Address:         RASC Series 2006-KS9 Trust
                       c/o U.S. Bank National Association
                       60 Livingston Avenue
                       EP-MN-WS3D
                       St. Paul, MN 55107

      with a copy to:  Residential Funding Company, LLC
                       8400 Normandale Lake Blvd., Suite 600
                       Minneapolis, MN 55437
      Attention:       Andrea Villanueva
      Facsimile No.:   (952) 979-0867

      (For all purposes)

|X|   Process Agent. For the purpose of Section 13(c):

            Party A:              Not Applicable
            Party B:              Not Applicable

|X|   Offices.  The  provisions  of  Section  10(a)  will  not  apply  to this
            Agreement;  neither  Party A nor  Party B have any  Offices  other than as set forth in the Notices Section.

|X|   Multibranch  Party.  For the  purpose of Section  10(c) of the ISDA Form
            Master  Agreement,  neither Party A nor Party B is a  Multibranch.
            Party.

|X|   Calculation   Agent.  The  Calculation  Agent  is  Residential   Funding
            Company, LLC.

|X|   Credit Support Document.

                        Not Applicable

|X|   Credit Support Provider.

                        Not Applicable

|X|   Governing Law. The parties to this ISDA Agreement  hereby agree that the law of the State of New York shall  govern their rights and duties in  whole,  without  regard  to  the  conflict  of  law  provision thereof,  other than New York  General  Obligations  Law  Sections
            5-1401 and 5-1402.

|X|   Non-Petition.   Party  A  and  Party  B  each  hereby   irrevocably  and
            unconditionally  agrees  that it will not  institute  against,  or join any other  person in  instituting  against or cause any other person to institute  against RASC Series 2006-KS9 Trust,  Mortgage
            Asset-Backed  Pass-Through  Certificates,  Series 2006-KS9, or the
            other   party   any   bankruptcy,   reorganization,   arrangement,
            insolvency,  or  similar  proceeding  under the laws of the United
            States,  or any  other  jurisdiction  for the  non-payment  of any amount due  hereunder  or any other  reason  until the  payment in full of the  Certificates  and the  expiration  of a period of one year plus ten days  (or,  if  longer,  the  applicable  preference period) following such payment.

|X|   Severability.  If any term,  provision,  covenant,  or condition of this
            Agreement,   or  the   application   thereof   to  any   party  or
            circumstance,  shall be held to be  invalid or  unenforceable  (in
            whole  or  in  part)  for  any  reason,   the   remaining   terms,
            provisions,  covenants,  and  conditions  hereof shall continue in full force and effect as if this  Agreement had been executed with the invalid or unenforceable  portion eliminated,  so long as this
            Agreement as so modified  continues to express,  without  material change,  the original  intentions of the parties as to the subject matter of this  Agreement and the deletion of such portion of this
            Agreement will not  substantially  impair the respective  benefits or expectations of the parties.

                  The  parties   shall   endeavor  to  engage  in  good  faith
            negotiations  to  replace  any  invalid  or  unenforceable   term,
            provision,  covenant  or  condition  with a valid  or  enforceable term,  provision,  covenant or condition,  the economic  effect of which  comes  as  close  as  possible  to that of the  invalid  or unenforceable term, provision, covenant or condition.

|X|   [Intentionally Omitted].

|X|   Waiver of Jury Trial. Each party to this Agreement  respectively  waives any  right  it may  have to a trial  by  jury  in  respect  of any
            Proceedings  relating  to this  Agreement  or any  Credit  Support
            Document.

|X|   Set-Off.  Notwithstanding  any provision of this  Agreement or any other existing or future agreement,  each party  irrevocably  waives any and all rights it may have to set off,  net,  recoup or  otherwise withhold or suspend or  condition  payment or  performance  of any obligation  between it and the other party  hereunder  against any obligation  between  it  and  the  other  party  under  any  other agreements.  The  provisions for Set-off set forth in Section 6(e)
            of the ISDA Form Master  Agreement shall not apply for purposes of this Transaction.

|X|   This  Agreement may be executed in several  counterparts,  each of which shall  be  deemed  an  original  but all of which  together  shall constitute one and the same instrument.

|X|   Trustee Liability Limitations.  It is expressly understood and agreed by the  parties  hereto  that  (a) this  Agreement  is  executed  and delivered by U.S. Bank National  Association,  not individually or personally  but  solely as  Trustee of Party A and Party B, in the exercise of the powers and  authority  conferred  and vested in it and that U.S. Bank National  Association  shall perform its duties and obligations  hereunder in accordance with the standard of care set forth in Article VIII of the Pooling and Servicing  Agreement,
            (b)  each  of the  representations,  undertakings  and  agreements herein  made on the  part  of  Party  A and  Party  B is made  and
            intended  not  as  personal   representations,   undertakings  and
            agreements  by U.S.  Bank  National  Association  but is made  and intended  for the purpose of binding only Party A and Party B, (c)
            nothing  herein  contained  shall be  construed  as  creating  any liability  on U.S.  Bank  National  Association,  individually  or personally,  to perform any covenant  either  expressed or implied contained  herein,  all such  liability,  if any, being  expressly waived  by the  parties  hereto  and by any  Person  claiming  by, through or under the  parties  hereto;  provided  that  nothing in this paragraph shall relieve U.S. Bank National  Association  from performing  its duties  and  obligations  hereunder  and under the
            Pooling and Servicing  Agreement in  accordance  with the standard of care set forth therein,  and (d) under no  circumstances  shall
            U.S.  Bank  National  Association  be  personally  liable  for the payment of any  indebtedness  or expenses of Party A or Party B or
            be  liable  for  the   breach  or   failure  of  any   obligation,
            representation,  warranty or covenant  made or undertaken by Party
            A or Party B under this Agreement or any other related  documents;
            provided,  that nothing in this paragraph  shall relieve U.S. Bank
            National  Association  from  performing its duties and obligations hereunder  and  under  the  Pooling  and  Servicing  Agreement  in accordance with the standard of care set forth herein and therein.

o     "Affiliate".  Party A and  Party B  shall  be  deemed  to not  have  any
      Affiliates  for purposes of this  Agreement,  including  for purposes of
      Section 6(b)(ii).

o     Section 3 of the ISDA Form Master  Agreement is hereby amended by adding at the end thereof the following subsection (g):

                        "(g)  Relationship Between Parties.

      Each  party  represents  to the  other  party on each date when it enters into a Transaction that:--

o     Nonreliance.  (i) It is not relying on any  statement or  representation of the other party regarding the Transaction  (whether written or oral), other than the representations  expressly made in this Agreement or the Confirmation in respect of that  Transaction  and (ii) it has consulted with its own legal, regulatory,  tax, business,  investment,  financial and accounting advisors to the  extent  it has  deemed  necessary,  and it has made  its own  investment, hedging and trading  decisions based upon its own judgment and upon any advice from such advisors as it has deemed  necessary and not upon any view expressed by the other party.

o     Evaluation and Understanding.

|X|   It has the  capacity  to  evaluate  (internally  or through  independent professional  advice) the  Transaction  and has made its own decision to enter into the  Transaction  and has been  directed  by the  Pooling  and  Servicing
Agreement to enter into this Transaction; and

|X|   It understands  the terms,  conditions and risks of the  Transaction and is willing and able to accept those terms and  conditions  and to assume those risks, financially and otherwise.

o     Purpose.  It is  entering  into  the  Transaction  for the  purposes  of managing its  borrowings  or  investments,  hedging its  underlying  assets or liabilities or in connection with a line of business.

o     Status of Parties. The other party is not acting as agent,  fiduciary or advisor for it in respect of the Transaction.

o     Eligible Contract  Participant.  It is an "eligible swap participant" as such term is defined in Section  35.1(b)(2) of the  regulations  (17 C.F.R 35)
promulgated  under, and it constitutes an "eligible  contract  participant" as such term is defined in  Section  1(a)12 of the  Commodity  Exchange  Act,  as
amended."

o     Account Details and Settlement Information:

                  PAYMENTS TO PARTY A:
                  Payments to Party A shall be made in the same manner as
                  provided for in the Pooling and Servicing Agreement with
                  respect to the Class A Certificateholders, Class M
                  Certificateholders and Class B Certificateholders.
                  PAYMENTS TO PARTY B:
                  Payments to Party B shall be made in the same manner as
                  provided for in the Pooling and Servicing Agreement with
                  respect to the Class SB Certificateholders.

Please sign and return to us a copy of this Agreement.

                                    Very truly yours,
                                    U.S. BANK NATIONAL ASSOCIATION, not in
                                    its individual capacity but solely as
                                    trustee for the benefit of RASC Series
                                    2006-KS9 Trust, acting on behalf of the
                                    Class SB Certificateholders

                                    By:  ___________________________________
                                          Name:
                                          Title:

                                    AGREED AND ACCEPTED AS OF THE TRADE DATE
                                    U.S. BANK NATIONAL ASSOCIATION, not in
                                    its individual capacity but solely as
                                    trustee for the benefit of RASC Series
                                    2006-KS9 Trust, acting on behalf of the
                                    Class A Certificateholders and Class M
                                    Certificateholders

                                    By: ____________________________________
                                          Name:
                                          Title:

                                                                     EXHIBIT R

                             ASSIGNMENT AGREEMENT

                       [FILED HEREWITH AS EXHIBIT 10.2]

                                                                     EXHIBIT S

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

      The  assessment  of  compliance  to be  delivered  by the Trustee  shall address,  at a  minimum,  the  criteria  identified  as below  as  "Applicable
Servicing Criteria":

----------------------------------------------------------------------------------------
                                                                         APPLICABLE
                         SERVICING CRITERIA                          SERVICING CRITERIA
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

      REFERENCE                          CRITERIA
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                             GENERAL SERVICING CONSIDERATIONS
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
1122(d)(1)(i)         Policies and procedures are instituted to
                      monitor any performance or other triggers and
                      events of default in accordance with the
                      transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      If any material servicing activities are
                      outsourced to third parties, policies and
                      procedures are instituted to monitor the
                      third party's performance and compliance with
1122(d)(1)(ii)        such servicing activities.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Any requirements in the transaction
                      agreements to maintain a back-up servicer for
1122(d)(1)(iii)       the pool assets are maintained.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      A fidelity bond and errors and omissions
                      policy is in effect on the party
                      participating in the servicing function
                      throughout the reporting period in the amount
                      of coverage required by and otherwise in
                      accordance with the terms of the transaction
1122(d)(1)(iv)        agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                            CASH COLLECTION AND ADMINISTRATION
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Payments on pool assets are deposited into
                      the appropriate custodial bank accounts and
                      related bank clearing accounts no more than        |X| (as to
                      two business days following receipt, or such    accounts held by
                      other number of days specified in the               Trustee)
1122(d)(2)(i)         transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Disbursements made via wire transfer on
                      behalf of an obligor or to an investor are         |X| (as to
1122(d)(2)(ii)        made only by authorized personnel.              investors only)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Advances of funds or guarantees regarding
                      collections, cash flows or distributions, and
                      any interest or other fees charged for such
                      advances, are made, reviewed and approved as
1122(d)(2)(iii)       specified in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      The related accounts for the transaction,
                      such as cash reserve accounts or accounts
                      established as a form of                           |X| (as to
                      overcollateralization, are separately           accounts held by
                      maintained (e.g., with respect to commingling       Trustee)
                      of cash) as set forth in the transaction
1122(d)(2)(iv)        agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Each custodial account is maintained at a
                      federally insured depository institution as
                      set forth in the transaction agreements. For
                      purposes of this criterion, "federally
                      insured depository institution" with respect
                      to a foreign financial institution means a
                      foreign financial institution that meets the
                      requirements of Rule 13k-1(b)(1) of the
1122(d)(2)(v)         Securities Exchange Act.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Unissued checks are safeguarded so as to
1122(d)(2)(vi)        prevent unauthorized access.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Reconciliations are prepared on a monthly
                      basis for all asset-backed securities related
                      bank accounts, including custodial accounts
                      and related bank clearing accounts. These
                      reconciliations are (A) mathematically
                      accurate; (B) prepared within 30 calendar
                      days after the bank statement cutoff date, or
                      such other number of days specified in the
                      transaction agreements; (C) reviewed and
                      approved by someone other than the person who
                      prepared the reconciliation; and (D) contain
                      explanations for reconciling items. These
                      reconciling items are resolved within 90
                      calendar days of their original
                      identification, or such other number of days
1122(d)(2)(vii)       specified in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                            INVESTOR REMITTANCES AND REPORTING
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Reports to investors, including those to be
                      filed with the Commission, are maintained in
                      accordance with the transaction agreements
                      and applicable Commission requirements.
                      Specifically, such reports (A) are prepared
                      in accordance with timeframes and other terms
                      set forth in the transaction agreements; (B)
                      provide information calculated in accordance
                      with the terms specified in the transaction
                      agreements; (C) are filed with the Commission
                      as required by its rules and regulations; and
                      (D) agree with investors' or the trustee's
                      records as to the total unpaid principal
                      balance and number of pool assets serviced by
1122(d)(3)(i)         the servicer.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Amounts due to investors are allocated and
                      remitted in accordance with timeframes,
                      distribution priority and other terms set
1122(d)(3)(ii)        forth in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Disbursements made to an investor are posted
                      within two business days to the servicer's
                      investor records, or such other number of
1122(d)(3)(iii)       days specified in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Amounts remitted to investors per the
                      investor reports agree with cancelled checks,
                      or other form of payment, or custodial bank
1122(d)(3)(iv)        statements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                                POOL ASSET ADMINISTRATION
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Collateral or security on pool assets is
                      maintained as required by the transaction
1122(d)(4)(i)         agreements or related asset pool documents.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Pool assets and related documents are
                      safeguarded as required by the transaction
1122(d)(4)(ii)        agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Any additions, removals or substitutions to
                      the asset pool are made, reviewed and
                      approved in accordance with any conditions or
1122(d)(4)(iii)       requirements in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Payments on pool assets, including any
                      payoffs, made in accordance with the related
                      pool asset documents are posted to the
                      servicer's obligor records maintained no more
                      than two business days after receipt, or such
                      other number of days specified in the
                      transaction agreements, and allocated to
                      principal, interest or other items (e.g.,
                      escrow) in accordance with the related pool
1122(d)(4)(iv)        asset documents.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      The servicer's records regarding the pool
                      assets agree with the servicer's records with
                      respect to an obligor's unpaid principal
1122(d)(4)(v)         balance.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Changes with respect to the terms or status
                      of an obligor's pool asset (e.g., loan
                      modifications or re-agings) are made,
                      reviewed and approved by authorized personnel
                      in accordance with the transaction agreements
1122(d)(4)(vi)        and related pool asset documents.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Loss mitigation or recovery actions (e.g.,
                      forbearance plans, modifications and deeds in
                      lieu of foreclosure, foreclosures and
                      repossessions, as applicable) are initiated,
                      conducted and concluded in accordance with
                      the timeframes or other requirements
1122(d)(4)(vii)       established by the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Records documenting collection efforts are
                      maintained during the period a pool asset is
                      delinquent in accordance with the transaction
                      agreements. Such records are maintained on at
                      least a monthly basis, or such other period
                      specified in the transaction agreements, and
                      describe the entity's activities in
                      monitoring delinquent pool assets including,
                      for example, phone calls, letters and payment
                      rescheduling plans in cases where delinquency
                      is deemed temporary (e.g., illness or
1122(d)(4)(viii)      unemployment).
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Adjustments to interest rates or rates of
                      return for pool assets with variable rates
                      are computed based on the related pool asset
1122(d)(4)(ix)        documents.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Regarding any funds held in trust for an
                      obligor (such as escrow accounts): (A) such
                      funds are analyzed, in accordance with the
                      obligor's pool asset documents, on at least
                      an annual basis, or such other period
                      specified in the transaction agreements; (B)
                      interest on such funds is paid, or credited,
                      to obligors in accordance with applicable
                      pool asset documents and state laws; and (C)
                      such funds are returned to the obligor within
                      30 calendar days of full repayment of the
                      related pool asset, or such other number of
1122(d)(4)(x)         days specified in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Payments made on behalf of an obligor (such
                      as tax or insurance payments) are made on or
                      before the related penalty or expiration
                      dates, as indicated on the appropriate bills
                      or notices for such payments, provided that
                      such support has been received by the
                      servicer at least 30 calendar days prior to
                      these dates, or such other number of days
1122(d)(4)(xi)        specified in the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Any late payment penalties in connection with
                      any payment to be made on behalf of an
                      obligor are paid from the servicer's funds
                      and not charged to the obligor, unless the
                      late payment was due to the obligor's error
1122(d)(4)(xii)       or omission.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Disbursements made on behalf of an obligor
                      are posted within two business days to the
                      obligor's records maintained by the servicer,
                      or such other number of days specified in the
1122(d)(4)(xiii)      transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Delinquencies, charge-offs and uncollectible
                      accounts are recognized and recorded in
1122(d)(4)(xiv)       accordance with the transaction agreements.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                      Any external enhancement or other support,
                      identified in Item 1114(a)(1) through (3) or
                      Item 1115 of Regulation AB, is maintained as
1122(d)(4)(xv)        set forth in the transaction agreements.
----------------------------------------------------------------------------------------

                                                                   EXHIBIT T-1

                       FORM OF FORM 10-K CERTIFICATION

      I, [identify the certifying individual], certify that:

1.    I have  reviewed  the  annual  report on Form 10-K for the  fiscal  year
[____],  and all  reports on Form 8-K  containing  distribution  or  servicing reports  filed in  respect  of periods  included  in the year  covered by that annual report,  of the trust (the "Trust") created pursuant to the Pooling and
Servicing  Agreement dated as of October 27, 2006 (the "P&S Agreement")  among
Residential  Asset  Securities  Corporation  (the  "Depositor"),   Residential
Funding  Company,   LLC  (the  "Master   Servicer")  and  U.S.  Bank  National
Association (the "Trustee");

2.    Based on my knowledge,  the  information  in these  reports,  taken as a whole,  does not contain any untrue  statement  of a material  fact or omit to state a material fact necessary to make the  statements  made, in light of the circumstances  under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.    Based  on  my  knowledge,  the  servicing  information  required  to  be provided to the Trustee by the Master  Servicer  under the P&S  Agreement  for inclusion in these reports is included in these reports;

4.    I am responsible  for reviewing the  activities  performed by the Master
Servicer  under the P&S  Agreement  and based upon my knowledge and the annual compliance  review required under the P&S Agreement,  and, except as disclosed in the reports,  the Master Servicer has fulfilled its  obligations  under the
P&S Agreement; and

5.    The  reports  disclose  all  significant  deficiencies  relating  to the
Master Servicer's  compliance with the minimum servicing  standards based upon the report provided by an independent  public  accountant,  after conducting a review in compliance with the Uniform Single Attestation  Program for Mortgage
Bankers as set forth in the P&S Agreement, that is included in these reports.

      In giving the  certifications  above,  I have  reasonably  relied on the information  provided  to me  by  the  following  unaffiliated  parties:  [the
Trustee].

      IN  WITNESS  WHEREOF,  I  have  duly  executed  this  certificate  as of
_________, 20__.

                                                ____________________________
                                                Name:
                                                Title:

* to be signed by the senior  officer in charge of the servicing  functions of the Master Servicer

                                                                   EXHIBIT T-2

            FORM OF BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATION

      The undersigned, a Responsible Officer of [______________] (the
"Trustee") certifies that:

1.    The Trustee has performed all of the duties specifically  required to be performed by it pursuant to the  provisions of the Pooling and Servicing
      Agreement  dated as of October 27, 2006 (the  "Agreement")  by and among
      Residential  Asset  Securities  Corporation,  as depositor,  Residential
      Funding Company, LLC, as master servicer,  and the Trustee in accordance with the standards set forth therein.

2.    Based on my knowledge,  the list of  Certificateholders  as shown on the
      Certificate  Register  as of the  end of  each  calendar  year  that  is provided by the Trustee pursuant to Section 4.03(e)(I) of  the Agreement is accurate as of the last day of the 20[  ] calendar year.

      Capitalized  terms used and not defined  herein  shall have the meanings given such terms in the Agreement.

      IN  WITNESS  WHEREOF,  I  have  duly  executed  this  certificate  as of
_________, 20__.

                                                ____________________________
                                                Name:
                                                Title:

                                                                     EXHIBIT U

   INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES
                RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan

                                                                     EXHIBIT V

             FORM OF CERTIFICATE TO BE GIVEN BY CERTIFICATE OWNER

      Euroclear                           Cedel, societe anonyme
      151 Boulevard Jacqmain              67 Boulevard Grand-Duchesse
                                          Charlotte
      B-1210 Brussels, Belgium            L-1331 Luxembourg

      Re:   Residential  Asset  Securities  Corporation,  Home Equity Mortgage
            Asset-Backed  Pass-Through  Certificates,  Series 2006-KS9,  Class
            SB, issued  pursuant to the Pooling and Servicing  Agreement dated
            as  of  October  27,  2006  among   Residential  Asset  Securities
            Corporation, Residential Funding Company, LLC, and
            U.S. Bank National Association, as Trustee (the "Certificates").

      This is to  certify  that as of the date  hereof and except as set forth below,  the  beneficial  interest  in the  Certificates  held  by you  for our account is owned by persons that are not  U.S. persons (as defined in Rule 901 under the Securities Act of 1933, as amended).

      The undersigned  undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit  your  certification  relating to the  Certificates  held by you in which the  undersigned  has acquired,  or intends to acquire,  a beneficial  interest in accordance  with your operating procedures if any applicable  statement herein is not correct on such date. In
the  absence  of  any  such   notification,   it  may  be  assumed  that  this
certification applies as of such date.

      [This certification  excepts beneficial interests in and does not relate to U.S.  $_________  principal  amount of the  Certificates  appearing in your books as being  held for our  account  but that we have sold or as to which we are not yet able to certify.]

      We understand  that this  certification  is required in connection  with certain  securities  laws in the United States of America.  If  administrative or legal  proceedings  are commenced or  threatened  in connection  with which this  certification is or would be relevant,  we irrevocably  authorize you to produce this  certification  or a copy thereof to any interested party in such proceedings.

Dated:  _________________,*/   By:_________________________ ,
                                  Account Holder

                                                                     EXHIBIT W

            FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CEDEL

      U.S. Bank National Association

      Re:   Residential  Asset  Securities  Corporation,  Home Equity Mortgage
            Asset-Backed   Pass-Through    Certificates,    Series   2006-KS9,
            Class SB,  issued pursuant to the Pooling and Servicing  Agreement dated as of October 27, 2006 among  Residential  Asset  Securities
            Corporation,  Residential Funding Company, LLC, and U.S. Bank
            National Association, as Trustee (the "Certificates").

     This  is to  certify  that,  based  solely  on  certifications  we  have received  in  writing,  by tested  telex or by  electronic  transmission  from member  organizations  appearing in our records as persons being entitled to a portion of the principal  amount set forth below (our "Member  Organizations")
as of the date hereof,  $____________  principal amount of the Certificates is owned by persons  (a) that are not U.S.  persons (as defined in Rule 901 under the  Securities  Act of 1933.  as amended (the  "Securities  Act")) or (b) who purchased  their  Certificates  (or  interests  therein) in a  transaction  or transactions that did not require registration under the Securities Act.

      We further  certify (a) that we are not making  available  herewith  for exchange any portion of the related  Temporary  Regulation  S Global  Class SB
Certificate  excepted  in  such  certifications  and (b)  that as of the  date hereof  we  have  not  received  any  notification  from  any  of  our  Member
Organizations  to the effect that the statements  made by them with respect to any portion of the part  submitted  herewith  for  exchange are no longer true and cannot be relied upon as of the date hereof

      We understand  that this  certification  is required in connection  with certain securities laws of the United States of America.  If administrative or legal  proceedings  are commenced or threatened in connection  with which this certification  is or  would  be  relevant,  we  irrevocably  authorize  you to produce this  certification  or a copy hereof to any interested  party in such proceedings.

Date: ___________________*    Yours faithfully,

* To be dated no earlier      By: ________________________________________
than the Effective Date.      Morgan Guaranty Trust Company of New York,
                              Brussels Office, as Operator of the Euroclear
                              Clearance System
                              Cedel, Societe anonyme

*     Certification  must be dated on or after the 15th day before the date of the Euroclear or Cedel certificate to which this certification releases.